UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-05543

Enterprise Accumulation Trust

3343 Peachtree Road

Atlanta, GA 30326

(Address of Principal Executive Offices)

Enterprise Capital Management, Inc.

3343 Peachtree Road

Atlanta, GA 30326

(Name and Address of Agent for Service)

Registrant’s telephone number including area code: (800) 432-4320

Date of fiscal year end: December 31

Date of reporting period: December 31, 2003

Item 1.    Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Enterprise Multi-Cap Growth Portfolio

SUBADVISER’S COMMENTS

Fred Alger Management, Inc.

New York, New York

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for Enterprise Accumulation Trust.

Fred Alger Management, Inc. (“Alger”) is subadviser to the Enterprise Multi-Cap Growth Portfolio. Alger has approximately $10.8 billion in assets under management and its normal investment minimum is $10 million.

Investment Objective

The objective of the Enterprise Multi-Cap Growth Portfolio is long-term capital appreciation.

2003 Performance Review

How did the Portfolio perform for the year ended December 31, 2003?

For the period ended December 31, 2003, the Portfolio returned 34.48%. The Portfolio outperformed its benchmark, the S&P 500 Index, which returned 28.69%. In contrast, the Portfolio underperformed its peer group, the Lipper Multi-Cap Growth Funds Index, which returned 35.38%.

Enterprise performance numbers do not include variable account or insurance contract expenses. Performance numbers are also not adjusted for any taxes paid by a shareholder. Remember that historic performance does not predict future performance. The investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

*The S&P 500 Index is an unmanaged broad-based index that includes the common stock of 500 companies that tend to be important leaders in important industries within the U.S. economy. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. The Lipper Multi-Cap Growth Funds Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper Multi-Cap Growth Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.

How would you describe the investment environment during the period?

The 2003 new year brought an end to the positive momentum experienced throughout the fourth quarter of 2002. With the U.S. trade deficit reaching record highs, industrial production on the decline and waning consumer sentiment, equity markets trended downward during the first part of the year. Despite solid growth in the manufacturing sector and a substantial drop in unemployment, investors continued to sell, as fear about a potential war with Iraq began to

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Enterprise Multi-Cap Growth Portfolio

SUBADVISER’S COMMENTS — (Continued)

trump economic fundamentals. With the outbreak of war in March, markets reversed course and recouped some of the losses experienced. Preferring war to uncertainty, investors pushed most indices higher during the end of the first quarter. Mid and large-cap growth stocks led the upturn. Despite substantial market volatility throughout the period, the Fed decided against any further rate cuts during the first quarter of 2003.

The second quarter sustained the positive momentum, with most equity indices moving higher during the three-month period. Reassured by the swift and decisive allied victory in Iraq and better-than expected first quarter profits, investors found good reason to get back into the market. Stocks of all market capitalizations and styles surged higher into May. Despite terrorist attacks in Saudi Arabia and Morocco as well as large trade deficits, investors chose to focus on rising consumer confidence and overall upbeat earnings outlooks. With a larger-than-expected jump in the index of leading economic indicators as well as a 0.25% rate cute on June 25, investors pushed stocks slightly higher during the final month of the quarter.

Equity prices continued to rise throughout the third quarter of 2003, with small cap growth stocks leading the advance. Encouraged again by upbeat earnings news, investors pushed most indices higher into August. Buyers dominated the market, as personal income and personal spending experienced significant growth. Unfortunately, the positive momentum created during the first two months of the quarter failed to continue into September. Despite an improved outlook for the semiconductor industry, bearish news in the labor markets and OPEC’s surprise decision to cut oil output dragged stocks down during the final month of the quarter. While the Fed decided against any rate cuts during the quarter, it indicated a commitment to maintaining low interest rates for the foreseeable future.

The fourth quarter brought with it the continued advance of most equity indices. Fueled in part by rising consumer confidence, a bullish outlook from the Fed and the fastest GDP growth in 20 years, markets trended higher into November. Despite a falling dollar, stocks continued to rise on larger-than-expected growth in the manufacturing sector, bullish forecasts in the tech sector and solid housing data. The upward trend did not falter in December, as positive economic and geopolitical news captured most of the headlines. Strong consumer spending and the largest productivity gains in 20 years helped to propel most equity indices significantly higher during the final month of the year. The capture of Saddam Hussein on December 13 further enthused investors. Small and mid cap stocks performed especially well. As equity markets head into the new year, low interest rates, minimal inflation and solid economic fundamentals appear to be eclipsing fear and uncertainty.

What strategies affected Portfolio performance during the period?

During the year, the Portfolio benefited from solid security selection in the health care sector along with an over-weighting in the strong information technology sector. At the stock level, performance benefited most positively from positions in eBay Inc., Yahoo Inc., Broadcom Corp., National Semiconductor Corp. and Cisco Systems Inc. Conversely, the Portfolio was most negatively impacted by holdings in Biogen Inc., Advanced Fibre Communications Inc., Brocade Communications Systems Inc. and Alliant Techsystems Inc.

What changes were made to the Portfolio over the period?

Throughout the year, the number of Portfolio holdings increased to 59 stocks, while the cash position increased to 1.7% of net assets. Significant additions included Coach Inc., Intel Corp., Monster Worldwide Inc., Pacific Sunwear of California Inc. and Texas Instruments Inc. Significant eliminations included Best Buy Company Inc., Juniper Networks Inc. and Johnson & Johnson Inc.

Investments in small-capitalization and mid-capitalization stocks are generally riskier than large-capitalization stocks due to greater earnings and price fluctuations.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

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Enterprise Multi-Cap Growth Portfolio

PORTFOLIO OF INVESTMENTS

 December 31, 2003

	Number of Shares	Value

Domestic Common Stocks — 95.29%

Advertising — 0.75%

Monster Worldwide Inc. (a)	23,200	$509,472

Banking — 2.97%

Bank of New York Company Inc.	32,600	1,079,712
U.S. Bancorp	31,600	941,048

		2,020,760

Biotechnology — 5.98%

Amgen Inc. (a)	16,700	1,032,060
Genentech Inc. (a)	26,800	2,507,676
Invitrogen Corporation (a)	7,600	532,000

		4,071,736

Business Services — 1.29%

Medco Health Solutions Inc. (a)	25,900	880,341

Computer Hardware — 2.33%

Cisco Systems Inc. (a)	65,300	1,586,137

Computer Services — 8.11%

Brocade Communications Systems Inc. (a)	182,900	1,057,162
Cognizant Technology Solutions (Class A) (a)	14,900	680,036
United Online Inc. (a) (o)	51,900	871,401
Yahoo! Inc. (a)	64,500	2,913,465

		5,522,064

Computer Software — 8.22%

Activision Inc. (a)	45,200	822,640
Novell Inc. (a)	72,200	759,544
Oracle Corporation (a)	56,900	751,080
PeopleSoft Inc. (a)	97,600	2,225,280
Veritas Software Corporation (a)	27,800	1,033,048

		5,591,592

Education — 0.81%

Apollo Group Inc. (Class A) (a)	8,150	554,200

Electrical Equipment — 1.62%

Intersil Corporation (Class A) (a)	44,400	1,103,340

Entertainment & Leisure — 1.99%

Walt Disney Company	58,100	1,355,473

Fiber Optics — 3.49%

CIENA Corporation (a)	164,300	1,090,952
Corning Inc. (a)	123,200	1,284,976

		2,375,928

Finance — 2.69%

Capital One Financial Corporation	18,800	1,152,252
MGIC Investment Corporation	11,900	677,586

		1,829,838

	Number of Shares	Value

Gaming — 1.09%

International Game Technology	20,700	$738,990

Media — 2.31%

Time Warner Inc. (a)	87,300	1,570,527

Medical Instruments — 5.94%

Boston Scientific Corporation (a)	59,800	2,198,248
Guidant Corporation	12,000	722,400
Varian Medical Systems Inc. (a)	5,500	380,050
Zimmer Holdings Inc. (a)	10,500	739,200

		4,039,898

Medical Services — 3.13%

Health Management Associates Inc. (Class A)	31,400	753,600
Quest Diagnostics Inc. (a)	18,800	1,374,468

		2,128,068

Misc. Financial Services — 3.85%

Citigroup Inc.	36,500	1,771,710
Morgan Stanley Dean Witter & Company	14,700	850,689

		2,622,399

Oil Services — 1.14%

Halliburton Company	29,800	774,800

Pharmaceuticals — 5.46%

Allergan Inc.	4,600	353,326
Millennium Pharmaceuticals Inc. (a)	59,000	1,101,530
Pfizer Inc.	63,980	2,260,413

		3,715,269

Retail — 12.50%

Bed Bath & Beyond Inc. (a)	25,600	1,109,760
Coach Inc. (a)	19,500	736,125
eBay Inc. (a)	46,800	3,022,812
Gap Inc.	54,500	1,264,945
Home Depot Inc.	54,600	1,937,754
Pacific Sunwear of California (a)	20,700	437,184

		8,508,580

Semiconductors — 14.34%

Applied Materials Inc. (a)	63,000	1,414,350
Broadcom Corporation (Class A) (a)	62,300	2,123,807
Intel Corporation	34,600	1,114,120
Kulicke & Soffa Industries Inc. (a)	78,000	1,121,640
Micron Technology Inc. (a)	72,500	976,575
National Semiconductor Corporation (a)	28,100	1,107,421
Novellus Systems Inc. (a)	16,600	698,030
Texas Instruments Inc.	40,900	1,201,642

		9,757,585

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Enterprise Multi-Cap Growth Portfolio

PORTFOLIO OF INVESTMENTS — (Continued)

 December 31, 2003

	Number of Shares	Value

Telecommunications — 3.64%

Advanced Fibre Communications (a)	71,600	$1,442,740
Comverse Technology Inc. (a)	58,600	1,030,774

		2,473,514

Wireless Communications — 1.64%

Nextel Communications Inc. (Class A) (a)	27,900	782,874
Spectrasite Inc. (a)	9,500	330,125

		1,112,999

Total Domestic Common Stocks
(Identified cost $55,509,790)		64,843,510

Foreign Stocks — 2.67%

Pharmaceuticals — 2.40%

QLT Inc. (a) (o)	33,200	625,820
Teva Pharmaceutical Industries Ltd. (ADR)	17,800	1,009,438

		1,635,258

Travel/Entertainment/Leisure — 0.27%

Royal Caribbean Cruises Ltd. (o)	5,300	184,387

Total Foreign Stocks
(Identified cost $1,354,490)		1,819,645

	Number of Units or Principal Amount	Value

Other Investment — 1.53%

Securities Lending Quality Trust (s)	1,043,635	$1,043,635

Total Other Investment
(Identified cost $1,043,635)		1,043,635

Repurchase Agreement — 1.72%

State Street Bank & Trust Repurchase Agreement, 0.70% due 01/02/04 Proceeds $1,170,045 Collateral: U.S. Treasury Bond $865,000, 8.125% due 08/15/19, Value $1,221,113	$1,170,000	1,170,000

Total Repurchase Agreement
(Identified cost $1,170,000)		1,170,000

Total Investments
(Identified cost $59,077,915)		$68,876,790

Other Assets Less Liabilities — (1.21)%		(824,277)

Net Assets — 100%		$68,052,513

(a)	Non-income producing security.
(o)	Security, or portion thereof, out on loan at December 31, 2003.
(s)	Represents investment of cash collateral received from securities on loan (see note 5).
(ADR)	American Depository Receipt.

See notes to financial statements.

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Enterprise Multi-Cap Growth Portfolio

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

Assets:

Investments at value, including securities loaned valued at $999,001 (Note 5)	$68,876,790
Cash	125
Investment income receivable	23,982
Receivable for fund shares sold	26,650
Receivable for investments sold	442,086
Other assets	2,964

Total assets	69,372,597

Liabilities:

Payable for fund shares redeemed	131,695
Payable for investments purchased	112,042
Payable upon return of securities loaned (Note 5)	1,043,635
Shareholder servicing fees payable	16,974
Accrued expenses and other liabilities	15,738

Total liabilities	1,320,084

Net assets	$68,052,513

Analysis of net assets:

Paid-in capital	$152,703,169
Undistributed (accumulated) net investment income (loss)	—
Undistributed (accumulated) net realized gain (loss)	(94,449,531)
Unrealized appreciation (depreciation)	9,798,875

Net assets	$68,052,513

Shares outstanding	9,186,285

Net asset value per share	$7.41

Investments at cost	$59,077,915

See notes to financial statements.

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Enterprise Multi-Cap Growth Portfolio

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2003

Investment income:

Dividends (net of foreign taxes withheld of $2,588)	$337,129
Interest	33,106
Securities lending income	1,958

Total investment income	372,193

Expenses:

Investment advisory fees	601,964
Shareholder servicing fees	127,977
Custodian and fund accounting fees	27,420
Audit and legal fees	14,107
Reports to shareholders	4,593
Trustees’ fees	2,092
Other expenses	2,652

Total expenses	780,805

Expenses reduced by expense offset arrangements	(565)

Total expenses, net of expense offset arrangements	780,240

Net investment income (loss)	(408,047)

Realized and unrealized gain (loss)—net:

Net realized gain (loss) on investments	5,810,118
Net change in unrealized gain (loss) on investments	12,032,737

Net realized and unrealized gain (loss)	17,842,855

Net increase (decrease) in net assets resulting from operations	$17,434,808

See notes to financial statements.

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Enterprise Multi-Cap Growth Portfolio

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2003	2002
From operations:

Net investment income (loss)	$(408,047)	$(512,199)
Net realized gain (loss)	5,810,118	(25,682,390)
Net change in unrealized gain (loss)	12,032,737	(6,602,211)

Increase (decrease) in net assets resulting from operations	17,434,808	(32,796,800)

Distributions to shareholders from:

Net investment income	—	—
Net realized gains	—	—

Total distributions to shareholders	—	—

From capital share transactions:

Shares sold	8,386,660	6,856,018
Shares redeemed	(10,355,196)	(21,429,908)

Total increase (decrease) in net assets resulting from capital share transactions	(1,968,536)	(14,573,890)

Total increase (decrease) in net assets	15,466,272	(47,370,690)

Net assets:

Beginning of period	52,586,241	99,956,931

End of period	$68,052,513	$52,586,241

Capital share activity:

Shares issued	1,265,403	938,879
Shares redeemed	(1,625,577)	(3,245,394)

Net increase (decrease)	(360,174)	(2,306,515)

Undistributed (accumulated) net investment income (loss)	$—	$—

See notes to financial statements.

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Enterprise Multi-Cap Growth Portfolio

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

	For the Years Ended December 31,				For the Period 7/15/99 through 12/31/1999
	2003	2002	2001	2000

Net asset value, beginning of period	$5.51	$8.43	$10.15	$14.63	$5.00

Income from investment operations:
Net investment income (loss)C	(0.04)	(0.05)	(0.02)	(0.02)	(0.01)
Net realized and unrealized gain (loss) on investments	1.94	(2.87)	(1.70)	(4.45)	9.64

Total from investment operations	1.90	(2.92)	(1.72)	(4.47)	9.63

Less dividends and distributions:
Dividends from net investment income	—	—	—	—	—
Distributions from capital gains	—	—	—	(0.01)	—

Total distributions	—	—	—	(0.01)	—

Net asset value, end of period	$7.41	$5.51	$8.43	$10.15	$14.63

Total return	34.48%	(34.64)%	(16.95)%	(30.59)%	192.60	%B
Net assets end of period (in thousands)	$68,053	$52,586	$99,957	$128,714	$47,960
Ratio of expenses to average net assets	1.30%	1.13%	1.10%	1.10%	1.40	%A
Ratio of expenses to average net assets (excluding expense offset arrangements)	1.30%	1.13%	1.10%	1.10%	1.52	%A
Ratio of net investment income (loss) to average net assets	(0.68)%	(0.68)%	(0.23)%	(0.13)%	(0.21	)A
Portfolio turnover	164%	192%	107%	128%	21%

A	Annualized.
B	Not annualized.
C	Based on average shares outstanding.

See notes to financial statements.

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Notes to Financial Statements

December 31, 2003

1. Organization

Enterprise Accumulation Trust (the “Trust”) was organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust is authorized to issue an unlimited number of shares of beneficial interest for the portfolios contained therein. The Trust is currently offered only to separate accounts of certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies. The financial statements herein are those of the Multi-Cap Growth Portfolio (the “Portfolio”). The financial statements of the other portfolios are reported separately. The assets of each portfolio are segregated, and a shareholder’s interest is limited to the portfolio in which shares are held. The prospectus provides a detailed description of the portfolios’ investment objectives and strategies.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Multi-Cap Growth Portfolio in the preparation of its financial statements:

Use of Estimates in Preparation of Financial Statements — Preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decreases of net assets from operations during the reporting period. Actual results could differ from those estimates. In the normal course of business, the Portfolio may enter into contracts that provide general indemnifications. The maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated; however, based on experience, the risk of any loss from such claims is considered remote.

Valuation of Investments — Investment securities, other than debt securities, listed on either a national or foreign securities exchange or traded in the over-the-counter National Market System are valued each business day at the official closing price (typically the last reported sale price) on the exchange on which the security is primarily traded. In certain instances a fair value will be assigned when Enterprise Capital Management, Inc. (“ECM”) believes that a significant event has occurred after the close of an exchange or market, but before the net asset value calculation. If there are no current day sales, the securities are valued at their last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at their last quoted bid price. Debt securities (other than certain short-term obligations) are valued each business day by an independent pricing service approved by the Board of Trustees. Short-term debt securities with 61 days or more to maturity at time of purchase are valued at market value through the 61st day prior to maturity, based on quotations received from market makers or other appropriate sources; thereafter, any unrealized appreciation or depreciation existing on the 61st day is amortized to par on a straight-line basis over the remaining number of days to maturity. Short-term securities with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market value. Portfolio investments in any investment companies, unit investment trusts or similar investment funds are valued daily at their closing net asset values (or unit value) per share on each valuation day. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Trustees.

Special Valuation Risks — Any foreign denominated assets held by the Portfolio may involve risks not typically associated with domestic transactions including but not limited to, unanticipated movements in exchange rates, the degree of government supervision and regulation of security markets and the possibility of political or economic instability.

Repurchase Agreements — The Portfolio may acquire securities subject to repurchase agreements. Under a typical repurchase agreement, the Portfolio would acquire a debt security for a relatively short period (usually for one day and not for more than one week) subject to an obligation of the seller to repurchase and of the Portfolio to resell the debt security at an agreed-upon higher price, thereby establishing a fixed investment return during the Portfolio’s holding period. Under each repurchase agreement, it is the Portfolio’s policy to receive, as collateral, U.S. Government or Agency securities whose market value (including interest) is at least equal to the repurchase price. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty, realization or retention of the collateral or proceeds may be subject to legal proceedings.

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Notes to Financial Statements — (Continued)

December 31, 2003

Illiquid Securities — At times, the Portfolio may hold, up to its SEC or prospectus defined limitations, illiquid securities that it may not be able to sell at the price used by the Portfolio. Although it is expected that the fair value currently represents the current realizable value on disposition of such securities, there is no guarantee that the Portfolio will be able to do so. In addition, the Portfolio may incur certain costs related to the disposition of such securities. Any securities that have been deemed to be illiquid are denoted as such in the Portfolio of Investments.

Security Transactions and Investment Income — Security transactions are accounted for on the trade date. Realized gains and losses from security transactions are determined on the basis of identified cost and realized gains and losses from currency transactions are determined on the basis of average cost. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis. Corporate actions, including dividends on foreign securities are recorded on the ex-dividend date. Premiums and discounts on securities are amortized daily for both financial and tax purposes, using the effective interest method.

Expenses — The Portfolio bears expenses incurred specifically on its behalf, such as advisory and custodian fees, as well as a portion of the common expenses of the Trust, which are generally allocated to each Portfolio based on average net assets. The Portfolio may direct certain security trades to brokers who may pay a portion of the commissions for those trades to offset certain expenses of the Portfolio. This amount is reported in the Statement of Operations.

Federal Income Taxes — No provision for Federal income or excise taxes is required because the Portfolio intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute substantially all of its taxable income to shareholders.

Dividends and Distributions — Dividends and distributions to shareholders from net investment income and net realized capital gains, if any, are declared and paid at least annually. Dividends and distributions are recorded on the ex-dividend date.

3. Transactions with Affiliates

An investment advisory fee is payable monthly to ECM, a wholly-owned subsidiary of MONY Life Insurance Company, and is computed as a percentage of the Portfolio’s average daily net assets as of the close of business each day at an annual rate of 1.00%. MONY Life Insurance Company also provides sub-transfer agency, printing and other services to the Portfolio. For the year ended December 31, 2003, the Portfolio paid MONY Life Insurance Company $127,977 for these services. ECM has voluntarily agreed to limit the Portfolio’s expense ratio to 1.40%.

For the year ended December 31, 2003, the Portfolio paid brokerage commissions of $172,566 to affiliates of the adviser and subadviser.

4. Investment Transactions

For the year ended December 31, 2003, purchases and sales proceeds of investment securities, other than short-term securities, were as follows:

U.S. Government / Agency Obligations		Other Investment Securities
Purchases	Sales	Purchases	Sales
—	—	$94,574,385	$96,369,960

5. Securities Lending

The Portfolio may lend portfolio securities to qualified institutions. Loans are required to be secured at all times by collateral at least equal to 102% of the market value of securities loaned. The Portfolio receives a portion of the income earned on the collateral and also continues to earn income on the loaned securities. Any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. The lending agent provides the Portfolio with indemnification against losses due to borrower default. The Portfolio bears the risk of

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Notes to Financial Statements — (Continued)

December 31, 2003

loss only with respect to the investment of any cash collateral. Any securities currently out on loan are denoted in the Portfolio of Investments.

The Portfolio generally receives cash as collateral for securities lending. The cash is invested in the Securities Lending Quality Trust (SLQT), a New Hampshire investment trust organized and managed by State Street Bank & Trust, which is limited to investment activities incidental to or in support of the securities lending program organized and managed by State Street Bank & Trust.

6. Borrowings

The Trust and another series of mutual funds advised by ECM are parties to a $40 million redemption line of credit with State Street Bank and Trust Co. whereby each portfolio may borrow up to its prospectus defined limitation. The Trust pays an allocated portion of an annual commitment fee equal to 0.10% of the committed amount. The Portfolio had no loans outstanding at any time during the year ended December 31, 2003.

7. Federal Income Tax Information

Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. At times, these differences are primarily due to differing treatments for losses deferred due to wash sales.

Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid in capital. These reclassifications have no effect on net assets or net asset value per share. Any taxable gain remaining at fiscal year end is distributed in the following year.

At December 31, 2003, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value were as follows:

Tax Cost	Tax Unrealized Gain	Tax Unrealized Loss	Net Unrealized Gain
$59,077,915	$10,775,224	$976,349	$9,798,875

The tax character of distributable earnings/accumulated losses at December 31, 2003 was as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Capital Loss Carryforward	Expiration
—	—	$94,449,530	2008-2010

8. Subsequent Event

On January 13, 2004, the Board of Trustees approved a resolution to merge the Portfolio into the EQ Advisors Trust, a registered investment company managed by The Equitable Life Assurance Society of the United States, a subsidiary of AXA Financial, Inc. The merger must be approved by the shareholders of the Portfolio. The merger is conditioned upon the completion of the proposed acquisition of The MONY Group Inc. (the parent of Enterprise Capital Management, Inc.) by AXA Financial, Inc., which must be approved by a vote of The MONY Group Inc. shareholders.

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Report of Independent Auditors

To the Board of Trustees of

Enterprise Accumulation Trust and Shareholders of

Multi-Cap Growth Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Multi-Cap Growth Portfolio (one of the portfolios constituting Enterprise Accumulation Trust, hereafter referred to as the “Portfolio”) at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period July 15, 1999 (commencement of operations) through December 31, 1999, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

February 12, 2004

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TRUSTEES AND OFFICERS

NAME, ADDRESS, AND (YEAR OF BIRTH)	POSITIONS HELD	YEAR ELECTED	PRINCIPAL OCCUPATIONS PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN COMPLEX	OTHER DIRECTORSHIPS

NON-INTERESTED PARTIES:

Arthur T. Dietz Atlanta, GA (1923)	Trustee and Audit Committee Member	1994	President, ATD Advisory Corp.	16	EGF - 22 Funds

Arthur Howell, Esquire Atlanta, GA (1918)	Trustee and Audit Committee Chairman	1994	Of Counsel, Alston & Bird LLP (law firm)	16	EGF - 22 Funds

William A. Mitchell, Jr. Atlanta, GA (1940)	Trustee	1994	Chairman, Carter & Associates (real estate development)	16	EGF - 22 Funds

Lonnie H. Pope Macon, GA (1934)	Trustee and Audit Committee Member	1994	CEO, Longleaf Industries, Inc. (chemical manufacturing)	16	EGF - 22 Funds

INTERESTED PARTIES:

Victor Ugolyn Atlanta, GA (1947)	Chairman, President & Chief Executive Officer, Trustee	1994	Chairman, President & CEO, ECM, EAT, EGF, and EFD	16	EGF - 22 Funds, EGF plc - 7 Portfolios

Michael I. Roth New York, NY (1945)	Trustee	1994	Chairman and CEO, The MONY Group Inc.	16	EGF - 22 Funds, EGF plc - 7 Portfolios The MONY Group Inc., Pitney Bowes, Inc., Interpublic Group of Companies, Inc.

Samuel J. Foti New York, NY (1952)	Trustee	1994	President and COO, The MONY Group Inc.	16	The MONY Group Inc. EGF - 22 Funds, EGF plc - 7 Portfolios

Phillip G. Goff Atlanta, GA (1963)	Vice President and Chief Financial Officer	1995	Senior Vice President and CFO, EFD; Vice President and CFO, EAT, EGF and ECM; Controller, MSF	—	—

Herbert M. Williamson Atlanta, GA (1951)	Treasurer and Assistant Secretary	1994	Vice President, ECM; Assistant Secretary and Treasurer, EGF, EAT, ECM and EFD	—	—

Catherine R. McClellan Atlanta, GA (1955)	Secretary	1994	Secretary, EAT, EGF and MSF; Senior Vice President, Secretary and Chief Counsel, ECM and EFD	—	—

Footnotes:

EGF - The Enterprise Group of Funds, Inc.	EFD - Enterprise Fund Distributors, Inc.
EAT - Enterprise Accumulation Trust	EGF plc - Enterprise Global Funds plc
ECM - Enterprise Capital Management, Inc.	MSF - MONY Series Fund, Inc.

The Enterprise Accumulation Trust Statement of Additional Information (SAI) includes additional information about the Trustees and is available, without charge, upon request by calling 1-800-432-4320.

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Enterprise Accumulation Trust

MULTI-CAP GROWTH PORTFOLIO

Investment Adviser

Enterprise Capital Management, Inc.

Atlanta Financial Center

3343 Peachtree Road, Suite 450

Atlanta, Georgia 30326

Custodian and Transfer Agent

State Street Bank and Trust Company

P. O. Box 1713

Boston, Massachusetts 02105

Independent Auditors

PricewaterhouseCoopers LLP

250 West Pratt Street Suite 2100

Baltimore, Maryland 21201

This report is authorized for distribution only to contractholders and to others who have received a copy of this Trust’s prospectus.

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Enterprise Small Company Growth Portfolio

SUBADVISER’S COMMENTS

William D. Witter, Inc.

New York, New York

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for Enterprise Accumulation Trust.

William D. Witter, Inc. (“Witter”), which has approximately $1.9 billion in assets under management, is subadviser to the Enterprise Small Company Growth Portfolio. Witter’s normal investment minimum is $1 million.

Investment Objective

The objective of the Enterprise Small Company Growth Portfolio is capital appreciation.

2003 Performance Review

How did the Portfolio perform for the year ended December 31, 2003?

For the period ended December 31, 2003, the Portfolio returned 23.08%. The Portfolio underperformed its benchmark, the Russell 2000 Index, which returned 47.25%. The Portfolio underperformed its peer group, the Lipper Small-Cap Growth Funds Index, which returned 44.77%.

Enterprise performance numbers do not include variable account or insurance contract expenses. Performance numbers are also not adjusted for any taxes paid by a shareholder. Remember that historic performance does not predict future performance. The investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

*The Russell 2000 Index is an unmanaged index of the stocks of 2000 small and mid-cap companies. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. The Lipper Small-Cap Growth Funds Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper Small-Cap Growth Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index. The performance period for the Russell 2000 Index and the Lipper Small-Cap Growth Funds Index is 11/30/98 to 12/31/03.

How would you describe the investment environment during the period?

2003 began with a less than auspicious start. The economy remained sluggish, as weak industrial demand and growing consumer recalcitrance negatively affected corporate earnings. Added to these structural issues, the administration’s preparation for its intended foray into Iraq continued to dampen investor’s spirits. Given these circumstances, the Fed

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Enterprise Small Company Growth Portfolio

SUBADVISER’S COMMENTS — (Continued)

continued to advocate a loose monetary policy, though its effect was not felt by the market during the early days of 2003. Its low rate policy pushed rates down to a level not seen in forty years.

The start of the Iraqi War in March ignited the equities markets, as uncertainty over the administration’s intentions was removed. Investors, after three years of eschewing risk, loaded up on the most volatile and speculative names, causing the risk premium to shrink from its high levels. The small-cap asset class outperformed all other asset classes in 2003 as the growth names in the class reasserted their dominance. However, as the market began to realize that the process of securing Iraq would be a much lengthier, equities began to sell down from their year-to-date highs. The war’s $87 billion price tag was one additional negative data point to present itself in the third quarter. Economic news continued to be mixed as job creation numbers continued to be weak, even as better GDP growth numbers began to trickle into the markets outlook.

The market continued its winning ways through year-end, stopping only for several bouts of profit taking in November and December. The market rotated into less speculative holdings in the fourth quarter, as managers strove to take home profits for the first time in three years.

What strategies affected Portfolio performance during the period?

The market’s attraction to more speculative and higher valuation securities during the last year has been at odds with the Portfolio’s focus on strong, well-established firms. Beginning in early March the most speculative companies within the market have handily beaten the performance of higher quality small-caps. Witter’s strategy of low-turnover, higher quality stocks was challenged by this speculative, trading-oriented environment.

What changes were made to the Portfolio over the period?

Paul Philips, the Portfolio manager, retired in late August. Beginning in September, a new small cap growth team began making changes to the investments in the Portfolio. The new team added several additional steps to the investment process. These changes included increasing the number of holdings to increase the Portfolio’s diversification and performing quantitative analysis of prospective investment candidates.

The Portfolio made new investments in the technology, healthcare, and consumer sectors. Additions to the portfolio included technology names such as Neoware Systems, Inc., Integrated Silicon Solutions and MEMC Electronic Materials, Inc. Healthcare additions included Nabi Biopharmaceuticals, Angiotech Pharmaceuticals and Gen-Probe, Inc. New names within the consumer sector included K-Swiss, Ruby Tuesday and Sports Authority, Inc. The new team also reduced positions that had not performed as well as expected.

There are specific risks associated with investments in small company stocks. Limited volume and frequency of trading may result in greater price deviations, and smaller capitalization companies may experience higher growth rates and higher failure rates than large companies.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

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Enterprise Small Company Growth Portfolio

PORTFOLIO OF INVESTMENTS

December 31, 2003

	Number of Shares	Value

Domestic Common Stocks — 91.24%

Apparel & Textiles — 1.84%

K-Swiss Inc. (Class A) (o)	64,200	$1,544,652

Banking — 1.47%

Hudson United Bancorp (o)	33,300	1,230,435

Business Services — 1.49%

MAXIMUS Inc. (a) (o)	31,900	1,248,247

Computer Hardware — 4.04%

Dot Hill Systems Corporation (a) (o)	68,900	1,043,835
Integrated Silicon Solution Inc. (a) (o)	95,600	1,498,052
Simpletech Inc. (a)	141,200	848,612

		3,390,499

Computer Services — 6.04%

Cray Inc. (a) (o)	231,180	2,295,617
Integral Systems Inc. (a) (o)	62,100	1,336,392
NetScreen Technologies Insurance (a) (o)	50,100	1,239,975
Tier Technologies Inc. (a)	23,500	191,995

		5,063,979

Computer Software — 8.37%

Avid Technology Inc. (a) (o)	18,100	868,800
Digital River Inc. (a) (o)	35,600	786,760
Kintera Inc. (a) (o)	89,700	1,112,280
Macromedia Inc. (a) (o)	73,600	1,313,024
MSC.Software Corporation (a) (o)	89,900	849,555
Neoware Systems Inc. (a) (o)	86,600	1,186,420
Qad Inc. (a)	73,900	906,014

		7,022,853

Consumer Products — 2.24%

Yankee Candle Company Inc. (a)	68,600	1,874,838

Electrical Equipment — 4.40%

C&D Technologies Inc.	69,400	1,330,398
Varian Inc. (a) (o)	21,600	901,368
Woodhead Industries Inc.	86,600	1,463,540

		3,695,306

Electronics — 6.98%

Ceradyne Inc. (a) (o)	67,000	2,282,020
Cymer Inc. (a) (o)	47,000	2,170,930
Veeco Instruments Inc. (a) (o)	49,700	1,401,540

		5,854,490

Entertainment & Leisure — 0.91%

Lions Gate Entertainment Corporation (a) (o)	170,900	765,632

Finance — 0.82%

E-LOAN Inc. (a) (o)	230,000	685,400

	Number of Shares	Value

Food, Beverages & Tobacco — 1.35%

Coolbrands International Inc. (a)	87,600	$1,134,420

Hotels & Restaurants — 5.50%

Ruby Tuesday Inc. (o)	67,400	1,920,226
The Cheesecake Factory Inc. (a) (o)	61,200	2,694,636

		4,614,862

Manufacturing — 1.69%

Gen-Probe Inc. (a) (o)	14,200	517,874
Wilson Greatbatch Technologies Inc. (a) (o)	21,300	900,351

		1,418,225

Media — 1.49%

Sonic Solutions (a) (o)	81,600	1,248,480

Medical Instruments — 8.40%

Candela Corporation (a) (o)	52,700	958,086
Cytyc Corporation (a) (o)	87,800	1,208,128
INAMED Corporation (a) (o)	7,350	353,241
Kensey Nash Corporation (a) (o)	64,600	1,501,950
Varian Medical Systems Inc. (a) (o)	23,900	1,651,490
Zoll Medical Corporation (a) (o)	38,700	1,373,076

		7,045,971

Medical Services — 1.33%

Centene Corporation (a) (o)	13,000	364,130
Vital Images Inc. (a) (o)	42,200	752,848

		1,116,978

Oil Services — 9.97%

Cimarex Energy Company (a) (o)	105,200	2,807,788
Smith International Inc. (a) (o)	44,200	1,835,184
Ultra Petroleum Corporation (a)	151,000	3,717,620

		8,360,592

Pharmaceuticals — 4.58%

Angiotech Pharmaceuticals Inc. (a) (o)	38,000	1,748,000
Bio Imaging Technologies Inc. (a) (o)	29,900	186,277
Nabi Biopharmaceuticals (a) (o)	63,500	807,085
Nexmed Inc. (a)	276,800	1,104,432

		3,845,794

Retail — 6.78%

Christopher & Banks Corporation (o)	66,750	1,303,628
Sports Authority Inc. (a)	48,800	1,873,920
Too Inc. (a) (o)	95,500	1,612,040
Tractor Supply Company (a)	23,200	902,248

		5,691,836

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Enterprise Small Company Growth Portfolio

PORTFOLIO OF INVESTMENTS — (Continued)

 December 31, 2003

	Number of Shares	Value

Semiconductors — 8.74%

Intermagnetics General Corporation (a) (o)	100,200	$2,220,432
Mattson Technology Inc. (a) (o)	73,600	899,392
MEMC Electronic Materials Inc. (a) (o)	137,800	1,325,636
MKS Instruments Inc. (a) (o)	72,357	2,098,353
Mykrolis Corporation (a) (o)	49,000	787,920

		7,331,733

Technology — 2.65%

Flir Systems Inc. (a) (o)	61,000	2,226,500

Transportation — 0.16%

Vitran Corporation Inc. (a)	9,400	133,010

Total Domestic Common Stocks
(Identified cost $66,857,586)		76,544,732

Foreign Stocks — 2.20%

Semiconductors — 2.20%

ASML Holding (a) (o)	91,900	1,842,595

Total Foreign Stocks
(Identified cost $1,674,408)		1,842,595

	Number of Units or Principal Amount	Value

Other Investment — 26.23%

Securities Lending Quality Trust (s)	22,005,687	$22,005,687

Total Other Investment
(Identified cost $22,005,687)		22,005,687

Repurchase Agreement — 6.78%

State Street Bank & Trust Repurchase Agreement, 0.70% due 01/02/04 Proceeds $5,692,221 Collateral: U.S. Treasury Bond $5,715,000, 2.875% due 06/30/04, Value $5,808,320	$5,692,000	$5,692,000

Total Repurchase Agreement
(Identified cost $5,692,000)		5,692,000

Total Investments
(Identified cost $96,229,681)		$106,085,014

Other Assets Less Liabilities — (26.45)%		(22,188,422)

Net Assets — 100%		$83,896,592

(a)	Non-income producing security.
(o)	Security, or portion thereof, out on loan at December 31, 2003.
(s)	Represents investment of cash collateral received from securities on loan (see note 5).

See notes to financial statements.

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Enterprise Small Company Growth Portfolio

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

Assets:

Investments at value, including securities loaned valued at $20,962,697 (Note 5)	$106,085,014
Cash	921
Investment income receivable	9,020
Receivable for fund shares sold	39,623
Other assets	3,843

Total assets	106,138,421

Liabilities:

Payable for fund shares redeemed	196,791
Payable upon return of securities loaned (Note 5)	22,005,687
Shareholder servicing fees payable	21,129
Accrued expenses and other liabilities	18,222

Total liabilities	22,241,829

Net assets	$83,896,592

Analysis of net assets:

Paid-in capital	$92,086,300
Undistributed (accumulated) net investment income (loss)	—
Undistributed (accumulated) net realized gain (loss)	(18,045,041)
Unrealized appreciation (depreciation)	9,855,333

Net assets	$83,896,592

Shares outstanding	11,399,009

Net asset value per share	$7.36

Investments at cost	$96,229,681

See notes to financial statements.

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Enterprise Small Company Growth Portfolio

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2003

Investment Income:

Dividends	$84,628
Interest	43,792
Securities lending income	56,374

Total investment income	184,794

Expenses:

Investment advisory fees	715,600
Shareholder servicing fees	152,981
Custodian and fund accounting fees	21,457
Audit and legal fees	19,067
Reports to shareholders	9,078
Trustees’ fees	2,741
Other expenses	3,426

Total expenses	924,350

Net investment income (loss)	(739,556)

Realized and unrealized gain (loss)—net:

Net realized gain (loss) on investments	(10,208,991)
Net change in unrealized gain (loss) on investments	26,244,280

Net realized and unrealized gain (loss)	16,035,289

Net increase (decrease) in net assets resulting from operations	$15,295,733

See notes to financial statements.

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Enterprise Small Company Growth Portfolio

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2003	2002
From operations:

Net investment income (loss)	$(739,556)	$(589,201)
Net realized gain (loss)	(10,208,991)	(3,542,977)
Net change in unrealized gain (loss)	26,244,280	(17,724,488)

Increase (decrease) in net assets resulting from operations	15,295,733	(21,856,666)

Distributions to shareholders from:

Net investment income	—	—
Net realized gains	—	—

Total distributions to shareholders	—	—

From capital share transactions:

Shares sold	15,994,308	21,691,709
Shares redeemed	(13,596,652)	(16,222,694)

Total increase (decrease) in net assets resulting from capital share transactions	2,397,656	5,469,015

Total increase (decrease) in net assets	17,693,389	(16,387,651)

Net assets:

Beginning of period	66,203,203	82,590,854

End of period	$83,896,592	$66,203,203

Capital share activity:

Shares issued	2,528,730	3,077,064
Shares redeemed	(2,207,919)	(2,497,212)

Net increase (decrease)	320,811	579,852

Undistributed (accumulated) net investment income (loss)	$—	$—

See notes to financial statements.

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Enterprise Small Company Growth Portfolio

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

	For the Years Ended December 31,
	2003	2002	2001	2000	1999

Net asset value, beginning of period	$5.98	$7.87	$8.60	$8.50	$5.46

Income from investment operations:
Net investment income (loss)C	(0.07)	(0.05)	(0.05)	(0.03)	(0.05)
Net realized and unrealized gain (loss) on investments	1.45	(1.84)	(0.38)	0.20	3.09

Total from investment operations	1.38	(1.89)	(0.43)	0.17	3.04

Less dividends and distributions:
Dividends from net investment income	—	—	—	—	—
Distributions from capital gains	—	—	(0.30)	(0.07)	—

Total distributions	—	—	(0.30)	(0.07)	—

Net asset value, end of period	$7.36	$5.98	$7.87	$8.60	$8.50

Total return	23.08%	(24.02)%	(3.80)%	1.90%	55.68%
Net assets end of period (in thousands)	$83,897	$66,203	$82,591	$82,061	$23,429
Ratio of expenses to average net assets	1.29%	1.12%	1.10%	1.11%	1.40%
Ratio of expenses to average net assets (excluding reimbursement)	1.29%	1.12%	1.10%	1.11%	1.55%
Ratio of net investment income (loss) to average net assets	(1.03)%	(0.79)%	(0.62)%	(0.32)%	(0.81)%
Portfolio turnover	85%	37%	40%	47%	37%

C	Based on average shares outstanding.

See notes to financial statements.

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Notes to Financial Statements

December 31, 2003

1. Organization

Enterprise Accumulation Trust (the “Trust”) was organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust is authorized to issue an unlimited number of shares of beneficial interest for the portfolios contained therein. The Trust is currently offered only to separate accounts of certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies. The financial statements herein are those of the Small Company Growth Portfolio (the “Portfolio”). The financial statements of the other portfolios are reported separately. The assets of each portfolio are segregated, and a shareholder’s interest is limited to the portfolio in which shares are held. The prospectus provides a detailed description of the portfolios’ investment objectives and strategies.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Small Company Growth Portfolio in the preparation of its financial statements:

Use of Estimates in Preparation of Financial Statements — Preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decreases of net assets from operations during the reporting period. Actual results could differ from those estimates. In the normal course of business, the Portfolio may enter into contracts that provide general indemnifications. The maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated; however, based on experience, the risk of any loss from such claims is considered remote.

Valuation of Investments — Investment securities, other than debt securities, listed on either a national or foreign securities exchange or traded in the over-the-counter National Market System are valued each business day at the official closing price (typically the last reported sale price) on the exchange on which the security is primarily traded. In certain instances a fair value will be assigned when Enterprise Capital Management, Inc. (“ECM”) believes that a significant event has occurred after the close of an exchange or market, but before the net asset value calculation. If there are no current day sales, the securities are valued at their last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at their last quoted bid price. Debt securities (other than certain short-term obligations) are valued each business day by an independent pricing service approved by the Board of Trustees. Short-term debt securities with 61 days or more to maturity at time of purchase are valued at market value through the 61st day prior to maturity, based on quotations received from market makers or other appropriate sources; thereafter, any unrealized appreciation or depreciation existing on the 61st day is amortized to par on a straight-line basis over the remaining number of days to maturity. Short-term securities with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market value. Portfolio investments in any investment companies, unit investment trusts or similar investment funds are valued daily at their closing net asset values (or unit value) per share on each valuation day. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Trustees.

Special Valuation Risks — Any foreign denominated assets held by the Portfolio may involve risks not typically associated with domestic transactions including but not limited to, unanticipated movements in exchange rates, the degree of government supervision and regulation of security markets and the possibility of political or economic instability.

Repurchase Agreements — The Portfolio may acquire securities subject to repurchase agreements. Under a typical repurchase agreement, the Portfolio would acquire a debt security for a relatively short period (usually for one day and not for more than one week) subject to an obligation of the seller to repurchase and of the Portfolio to resell the debt security at an agreed-upon higher price, thereby establishing a fixed investment return during the Portfolio’s holding period. Under each repurchase agreement, it is the Portfolio’s policy to receive, as collateral, U.S. Government or Agency securities whose market value (including interest) is at least equal to the repurchase price. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in

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Notes to Financial Statements — (Continued)

December 31, 2003

satisfaction of the obligation. In the event of default or bankruptcy by the counterparty, realization or retention of the collateral or proceeds may be subject to legal proceedings.

Illiquid Securities — At times, the Portfolio may hold, up to its SEC or prospectus defined limitations, illiquid securities that it may not be able to sell at the price used by the Portfolio. Although it is expected that the fair value currently represents the current realizable value on disposition of such securities, there is no guarantee that the Portfolio will be able to do so. In addition, the Portfolio may incur certain costs related to the disposition of such securities. Any securities that have been deemed to be illiquid are denoted as such in the Portfolio of Investments.

Security Transactions and Investment Income — Security transactions are accounted for on the trade date. Realized gains and losses from security transactions are determined on the basis of identified cost and realized gains and losses from currency transactions are determined on the basis of average cost. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis. Corporate actions, including dividends on foreign securities are recorded on the ex-dividend date. Premiums and discounts on securities are amortized daily for both financial and tax purposes, using the effective interest method.

Expenses — The Portfolio bears expenses incurred specifically on its behalf, such as advisory and custodian fees, as well as a portion of the common expenses of the Trust, which are generally allocated to each Portfolio based on average net assets.

Federal Income Taxes — No provision for Federal income or excise taxes is required because the Portfolio intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute substantially all of its taxable income to shareholders.

Dividends and Distributions — Dividends and distributions to shareholders from net investment income and net realized capital gains, if any, are declared and paid at least annually. Dividends and distributions are recorded on the ex-dividend date.

3. Transactions with Affiliates

An investment advisory fee is payable monthly to ECM, a wholly-owned subsidiary of MONY Life Insurance Company, and is computed as a percentage of the Portfolio’s average daily net assets as of the close of business each day at an annual rate of 1.00%. MONY Life Insurance Company also provides sub-transfer agency, printing and other services to the Portfolio. For the year ended December 31, 2003, the Portfolio paid MONY Life Insurance Company $152,981 for these services. ECM has voluntarily agreed to limit the Portfolios’ expense ratio to 1.30%, effective May 1, 2003. Prior to this the expenses were limited to 1.40%.

4. Investment Transactions

For the year ended December 31, 2003, purchases and sales proceeds of investment securities, other than short-term securities, were as follows:

U.S. Government / Agency Obligations		Other Investment Securities
Purchases	Sales	Purchases	Sales
—	—	$57,591,010	$58,298,580

5. Securities Lending

The Portfolio may lend portfolio securities to qualified institutions. Loans are required to be secured at all times by collateral at least equal to 102% of the market value of securities loaned. The Portfolio receives a portion of the income earned on the collateral and also continues to earn income on the loaned securities. Any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. The lending agent provides the Portfolio with indemnification against losses due to borrower default. The Portfolio bears the risk of loss only with respect to the investment of any cash collateral. Any securities currently out on loan are denoted in the Portfolio of Investments.

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Notes to Financial Statements — (Continued)

December 31, 2003

The Portfolio generally receives cash as collateral for securities lending. The cash is invested in the Securities Lending Quality Trust (SLQT), a New Hampshire investment trust, organized and managed by State Street Bank & Trust, which is limited to investment activities incidental to or in support of the securities lending program organized and managed by State Street Bank & Trust.

At December 31, 2003, the Portfolio held the following security as collateral for securities out on loan:

	Principal	Value
U.S. Treasury Bond 8.125% due 08/31/21	$72,763	$101,531

6. Borrowings

The Trust and another series of mutual funds advised by ECM are parties to a $40 million redemption line of credit with State Street Bank and Trust Co. whereby each portfolio may borrow up to its prospectus defined limitation. The Trust pays an allocated portion of an annual commitment fee equal to 0.10% of the committed amount. The Portfolio had no loans outstanding at any time during the year ended December 31, 2003.

7. Federal Income Tax Information

Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. At times, these differences are primarily due to differing treatments for net operating losses and capital loss carryforwards utilized.

Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid in capital. These reclassifications have no effect on net assets or net asset value per share. Any taxable gain remaining at fiscal year end is distributed in the following year.

At December 31, 2003, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value were as follows:

Tax Cost	Tax Unrealized Gain	Tax Unrealized Loss	Net Unrealized Gain
$96,229,681	$14,868,625	$5,013,292	$9,855,333

The tax character of distributable earnings/(accumulated losses) at December 31, 2003 was as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Capital Loss Carryforward	Expiration
—	—	$18,045,041	2009-2011

8. Subsequent Event

On January 13, 2004, the Board of Trustees approved a resolution to merge the Portfolio into the EQ Advisors Trust, a registered investment company managed by The Equitable Life Assurance Society of the United States, a subsidiary of AXA Financial, Inc. The merger must be approved by the shareholders of the Portfolio. The merger is conditioned upon the completion of the proposed acquisition of The MONY Group Inc. (the parent of Enterprise Capital Management, Inc.) by AXA Financial, Inc., which must be approved by a vote of The MONY Group Inc. shareholders.

ENTERPRISE Accumulation Trust

11

Report of Independent Auditors

To the Board of Trustees of Enterprise Accumulation Trust and Shareholders of Small Company Growth Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Small Company Growth Portfolio (one of the portfolios constituting Enterprise Accumulation Trust, hereafter referred to as the “Portfolio”) at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

February 12, 2004

ENTERPRISE Accumulation Trust

12

TRUSTEES AND OFFICERS

NAME, ADDRESS, AND (YEAR OF BIRTH)	POSITIONS HELD	YEAR ELECTED	PRINCIPAL OCCUPATIONS PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN COMPLEX	OTHER DIRECTORSHIPS

NON-INTERESTED PARTIES:

Arthur T. Dietz Atlanta, GA (1923)	Trustee and Audit Committee Member	1994	President, ATD Advisory Corp.	16	EGF - 22 Funds

Arthur Howell, Esquire Atlanta, GA (1918)	Trustee and Audit Committee Chairman	1994	Of Counsel, Alston & Bird LLP (law firm)	16	EGF - 22 Funds

William A. Mitchell, Jr. Atlanta, GA (1940)	Trustee	1994	Chairman, Carter & Associates (real estate development)	16	EGF - 22 Funds

Lonnie H. Pope Macon, GA (1934)	Trustee and Audit Committee Member	1994	CEO, Longleaf Industries, Inc. (chemical manufacturing)	16	EGF - 22 Funds

INTERESTED PARTIES:

Victor Ugolyn Atlanta, GA (1947)	Chairman, President & Chief Executive Officer, Trustee	1994	Chairman, President & CEO, ECM, EAT, EGF, and EFD	16	EGF - 22 Funds, EGF plc - 7 Portfolios

Michael I. Roth New York, NY (1945)	Trustee	1994	Chairman and CEO, The MONY Group Inc.	16	EGF - 22 Funds, EGF plc - 7 Portfolios The MONY Group Inc., Pitney Bowes, Inc., Interpublic Group of Companies, Inc.

Samuel J. Foti New York, NY (1952)	Trustee	1994	President and COO, The MONY Group Inc.	16	The MONY Group Inc. EGF - 22 Funds, EGF plc - 7 Portfolios

Phillip G. Goff Atlanta, GA (1963)	Vice President and Chief Financial Officer	1995	Senior Vice President and CFO, EFD; Vice President and CFO, EAT, EGF and ECM; Controller, MSF	—	—

Herbert M. Williamson Atlanta, GA (1951)	Treasurer and Assistant Secretary	1994	Vice President, ECM; Assistant Secretary and Treasurer, EGF, ECM, EAT and EFD	—	—

Catherine R. McClellan Atlanta, GA (1955)	Secretary	1994	Secretary, EAT, MSF and EGF; Senior Vice President, Secretary and Chief Counsel, ECM and EFD	—	—

Footnotes:

EGF - The Enterprise Group of Funds, Inc.	EFD - Enterprise Fund Distributors, Inc.
EAT - Enterprise Accumulation Trust	EGF plc - Enterprise Global Funds plc
ECM - Enterprise Capital Management, Inc.	MSF - MONY Series Fund, Inc.

The Enterprise Accumulation Trust Statement of Additional Information (SAI) includes additional information about the Trustees and is available, without charge, upon request by calling 1-800-432-4320.

ENTERPRISE Accumulation Trust

13

Enterprise Accumulation Trust

SMALL COMPANY GROWTH PORTFOLIO

Investment Adviser

Enterprise Capital Management, Inc.

Atlanta Financial Center

3343 Peachtree Road, Suite 450

Atlanta, Georgia 30326

Custodian and Transfer Agent

State Street Bank and Trust Company

P. O. Box 1713

Boston, Massachusetts 02105

Independent Auditors

PricewaterhouseCoopers LLP

250 West Pratt Street Suite 2100

Baltimore, Maryland 21201

This report is authorized for distribution only to contractholders and to others who have received a copy of this Trust’s prospectus.

ENTERPRISE Accumulation Trust

14

Enterprise Small Company Value Portfolio

SUBADVISER’S COMMENTS

Gabelli Asset Management Company

Rye, New York

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for Enterprise Accumulation Trust.

Gabelli Asset Management Company (“Gabelli”), which manages approximately $26.0 billion for institutional clients and whose normal investment minimum is $1 million, is subadviser to the Enterprise Small Company Value Portfolio.

Investment Objective

The objective of the Enterprise Small Company Value Portfolio is maximum capital appreciation.

2003 Performance Review

How did the Portfolio perform for the year ended December 31, 2003?

For the period ended December 31, 2003, the Portfolio returned 37.43%. The Portfolio underperformed its benchmark, the Russell 2000 Index, which returned 47.25%. The Portfolio underperformed its peer group, the Lipper Small-Cap Value Funds Index, which returned 47.53%.

Enterprise performance numbers do not include variable account or insurance contract expenses. Performance numbers are also not adjusted for any taxes paid by a shareholder. Remember that historic performance does not predict future performance. The investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

*The Russell 2000 Index is an unmanaged index of the stocks of 2000 small and mid-cap companies. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. The Lipper Small-Cap Value Funds Index is an unmanaged index of the 30 largest funds, based on year-end net asset value, in the Lipper Small-Cap Value Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.

ENTERPRISE Accumulation Trust

1

Enterprise Small Company Value Portfolio

SUBADVISER’S COMMENTS — (Continued)

How would you describe the investment environment during the period?

At the beginning of 2003, the outlook for the economy and stock market appeared bleak. War with Iraq seemed inevitable and the economy stalled. From mid-January through mid-March, stocks gave back nearly all their fourth quarter 2002 gains. Although Fed Chairman Alan Greenspan was convinced uncertainty regarding Iraq was the only obstacle to a more vigorous economic recovery, skeptics abounded.

The swift victory in Iraq restored consumer confidence and the “something for everyone” Bush tax-cuts gave consumers more money to spend. While consumer spending re-ignited the economy, business investment and capital spending also started contributing to growth. Second quarter GDP growth came in at a healthy 3.3% and in the third quarter, exploded to 8.2%. Second and third quarter corporate earnings exceeded consensus expectations. Equity investors, who had been starved for good news, gobbled up stocks and the leading market indices closed 2003 with solid gains.

What strategies affected Portfolio performance during the period?

For the year, the Portfolio’s overweight position in industrials helped, and its overweight position in media companies hurt. The Portfolio did not participate in the rally in technology, but was helped by the announcement of the takeover of SPS Technologies by Precision Castparts Corporation in the third quarter, which had a ripple effect on several industrial holdings in the Portfolio, and by the takeovers of Nortek and Allen Telecom (now listed as Andrew Corp.).

Several small-cap names delivered eye-popping performance. Rural Cellular was the best performer for the year. Other top performers were Baldwin Technology Company, Inc., UnitedGlobalCom, Inc. and Weider Nutrition International, Inc.

What changes were made to the Portfolio over the period?

During the year, the Portfolio purchased shares of Packaging Dynamics Corporation, a manufacturer of flexible packaging products, Priority Healthcare Corporation, a distributor of specialty pharmaceuticals, Sinclair Broadcasting Group, Inc., Flowers Foods, Inc., Hercules, Inc., Boston Beer, Inc. and Gaylord Entertainment Company. Gabelli sold a portion of their holdings in Telephone & Data Systems and its publicly traded wireless business United States Cellular Corporation, and Gaylord Entertainment Company. Nortek and Allen Telecom were also sold when they were taken over.

There are specific risks associated with investments in small company stocks. Limited volume and frequency of trading may result in greater price deviations, and smaller capitalization companies may experience higher growth rates and higher failure rates than large companies.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

ENTERPRISE Accumulation Trust

2

Enterprise Small Company Value Portfolio

PORTFOLIO OF INVESTMENTS

 December 31, 2003

	Number of Shares	Value

Domestic Common Stocks — 94.64%

Advertising — 0.02%

Interep National Radio Sales Inc. (a)	50,000	$68,000

Aerospace — 6.16%

AAR Corporation (a)	30,000	448,500
Ametek Inc.	88,000	4,246,880
Curtiss-Wright Corporation	84,600	3,807,846
Curtiss-Wright Corporation (Class B)	22,000	987,800
GenCorp Inc. (o)	313,000	3,371,010
Kaman Corporation (Class A) (o)	170,000	2,164,100
Lockheed Martin Corporation	30,000	1,542,000
Moog Inc. (Class A) (a)	47,800	2,361,320
Sequa Corporation (Class A) (a)	69,000	3,381,000
Sequa Corporation (Class B)	43,000	2,145,700

		24,456,156

Apparel & Textiles — 0.48%

Hartmarx Corporation (a)	240,000	1,000,800
Levcor International Inc. (a)	51,347	205,388
Wolverine World Wide Inc.	35,000	713,300

		1,919,488

Automotive — 9.04%

A. O. Smith Corporation	20,000	701,000
A. O. Smith Corporation (Class A)	12,000	396,000
Aaron Rents Inc. (Class A)	1,500	27,735
ArvinMeritor Inc.	30,000	723,600
BorgWarner Inc.	75,000	6,380,250
Clarcor Inc.	195,000	8,599,500
Earl Scheib Inc. (a) (f)	240,000	588,000
Exide Technologies (a) (o)	50,000	1,250
Federal-Mogul Corporation (a) (o)	60,000	13,500
Midas Inc. (a) (o)	205,000	2,931,500
Modine Manufacturing Company	230,000	6,205,400
Navistar International Corporation (a)	50,000	2,394,500
Raytech Corporation (a)	20,000	66,400
Standard Motor Products Inc. (o)	220,000	2,673,000
Superior Industries International Inc.	51,000	2,219,520
Tenneco Automotive Inc. (a)	200,000	1,338,000
United Auto Group Inc. (a) (o)	20,000	626,000

		35,885,155

Banking — 0.75%

Sterling Bancorp	105,000	2,992,500

Biotechnology — 0.23%

Invitrogen Corporation (a)	13,000	910,000

Broadcasting — 4.85%

Acme Communications Inc. (a)	51,000	448,290
Beasley Broadcast Group Inc. (Class A) (a) (o)	87,500	1,437,625

	Number of Shares	Value

Cumulus Media Inc. (Class A) (a)	10,005	$220,110
Fisher Communications Inc. (a) (o)	60,000	3,060,000
Granite Broadcasting Corporation (a)	200,000	330,000
Gray Television Inc.	250,000	3,780,000
Gray Television Inc. (Class A)	10,000	151,700
Liberty Media Corporation (Class A) (a)	156,000	1,854,840
Nexstar Broadcasting Group Inc. (Class A) (a)	1,000	13,710
Paxson Communications Corporation (a)	350,000	1,347,500
Salem Communications Corporation (Class A) (a)	125,000	3,390,000
UnitedGlobalCom Inc. (Class A) (a)	140,000	1,187,200
World Wrestling Federation Entertainment Inc.	12,000	157,200
Young Broadcasting Inc. (Class A) (a)	94,000	1,883,760

		19,261,935

Building & Construction — 2.52%

Core Materials Corporation (a)	154,500	451,140
Fleetwood Enterprises Inc. (a) (o)	40,000	410,400
Hughes Supply Inc.	1,000	49,620
Huttig Building Products Inc. (a)	45,444	136,332
Monaco Coach Corporation (a)	35,000	833,000
Rollins Inc.	360,700	8,133,785

		10,014,277

Business Services — 0.54%

Edgewater Technology Inc. (a) (o)	215,200	1,045,872
Nashua Corporation (a)	73,000	620,500
National Processing Inc. (a) (o)	20,000	471,000

		2,137,372

Cable — 1.26%

Cablevision Systems Corporation (Class A) (a)	185,000	4,327,150
Lamson & Sessions Company (a)	115,000	663,550

		4,990,700

Chemicals — 2.99%

Church & Dwight Company Inc.	50,000	1,980,000
Cytec Industries Inc. (a)	5,000	191,950
Ethyl Corporation (a)	18,000	393,660
Ferro Corporation	100,000	2,721,000
Great Lakes Chemical Corporation	137,000	3,725,030
Hercules Inc. (a)	95,000	1,159,000
MacDermid Inc.	15,000	513,600
Omnova Solutions Inc. (a)	250,000	1,200,000

		11,884,240

ENTERPRISE Accumulation Trust

3

Enterprise Small Company Value Portfolio

PORTFOLIO OF INVESTMENTS — (Continued)

 December 31, 2003

	Number of Shares	Value

Computer Services — 0.23%

Startek Inc. (o)	6,000	$244,740
Tyler Technologies Inc. (a)	25,000	240,750
Xanser Corporation (a)	175,000	414,750

		900,240

Computer Software — 0.02%

OpenTV Corporation (Class A) (a) (o)	19,000	63,650

Conglomerates — 0.09%

Harbor Global Company Ltd. (a)	40,000	364,000

Consumer Durables — 0.15%

Noel Group Liquidating Trust Units (a) (d) (g) (m)	135,000	—
Oneida Ltd. (o)	100,000	589,000

		589,000

Consumer Products — 0.92%

Elizabeth Arden Inc. (a) (o)	40,000	796,800
New England Business Service Inc.	25,000	737,500
Revlon Inc. (Class A) (a) (o)	67,005	150,091
Scotts Company (a)	3,000	177,480
Sola International Inc. (a)	36,000	676,800
The Dial Corporation	20,000	569,400
WD-40 Company	15,000	530,400

		3,638,471

Consumer Services — 0.87%

Roto Rooter Inc.	75,000	3,457,500

Drugs & Medical Products — 0.40%

Owens & Minor Inc.	20,000	438,200
Thermo Electron Corporation (a)	45,000	1,134,000

		1,572,200

Electrical Equipment — 4.52%

Ampco-Pittsburgh Corporation	130,000	1,777,100
Baldor Electric Company	95,000	2,170,750
C&D Technologies Inc.	5,000	95,850
Donaldson Company Inc.	20,000	1,183,200
National Presto Industries Inc.	10,400	375,960
SL Industries Inc. (a)	84,000	673,680
Thomas & Betts Corporation (a)	180,000	4,120,200
Thomas Industries Inc.	218,000	7,555,880

		17,952,620

Electronics — 0.50%

CTS Corporation (o)	80,000	920,000
Park Electrochemical Corporation	40,000	1,059,600

		1,979,600

Energy — 0.75%

AES Corporation (a)	30,000	283,200
Aquila Inc.	150,000	508,500

	Number of Shares	Value

El Paso Electric Company (a) (o)	160,000	$2,136,000
SEMCO Energy Inc.	10,000	49,000

		2,976,700

Entertainment & Leisure — 4.27%

Churchill Downs Inc.	57,000	2,063,457
Dover Downs Gaming & Entertainment Inc. (o)	75,000	709,500
Dover Motorsports Inc.	120,000	420,000
E.W. Scripps Company (Class A)	20,000	1,882,800
Gaylord Entertainment Company (a) (o)	235,000	7,014,750
K2 Inc. (a) (o)	35,000	532,350
Magna Entertainment Corporation (Class A) (a) (o)	80,000	405,600
Metro Goldwyn Mayer Inc. (a)	25,000	427,250
Sinclair Broadcast Group Inc. (a) (o)	150,000	2,238,000
Six Flags Inc. (a) (o)	150,000	1,128,000
Thor Industries Inc. (o)	2,000	112,440

		16,934,147

Finance — 0.95%

BKF Capital Group Inc. (a)	44,000	1,085,920
Interactive Data Corporation (a)	140,000	2,318,400
SWS Group Inc.	20,000	356,000

		3,760,320

Food, Beverages & Tobacco — 6.14%

Boston Beer Inc. (Class A) (a) (o)	34,000	616,760
Corn Products International Inc.	80,000	2,756,000
Del Monte Foods Company (a)	61,000	634,400
Flowers Foods Inc.	185,000	4,773,000
Hain Celestial Group Inc. (a)	12,000	278,520
Ingles Markets Inc. (Class A) (o)	140,000	1,437,800
John B. Sanfilippo & Son Inc. (a) (o)	2,000	102,080
PepsiAmericas Inc.	148,000	2,533,760
Ralcorp Holdings Inc. (a)	70,000	2,195,200
Robert Mondavi Corporation (Class A) (a) (o)	45,000	1,747,800
Sensient Technologies Corporation	120,000	2,372,400
Tootsie Roll Industries Inc.	107,120	3,856,320
Weis Markets Inc.	29,000	1,052,700

		24,356,740

Gaming — 0.24%

Lakes Entertainment Inc. (a) (o)	60,000	969,000

Health Care — 0.02%

Viasys Healthcare Inc. (a)	3,500	72,100

Hotels & Restaurants — 2.49%

Aztar Corporation (a) (o)	185,000	4,162,500
Boca Resorts Inc. (a)	145,000	2,169,200
Extended Stay America Inc.	6,000	86,880

ENTERPRISE Accumulation Trust

4

Enterprise Small Company Value Portfolio

PORTFOLIO OF INVESTMENTS — (Continued)

 December 31, 2003

	Number of Shares	Value

Louisiana Quinta Corporation (a)	130,000	$833,300
Park Place Entertainment Corporation (a)	30,000	324,900
The Steak n Shake Company (a) (o)	50,000	892,500
Triarc Companies Inc. (Class A) (o)	40,000	472,800
Triarc Companies Inc. (Class B) (o)	70,000	754,600
Trump Hotels & Casino Resorts Inc. (a) (o)	75,000	162,000
Wyndham International Inc. (a)	30,000	20,100

		9,878,780

Insurance — 2.99%

Argonaut Group Inc.	110,000	1,709,400
Danielson Holding Corporation (a) (o)	75,000	218,250
Liberty Corporation	142,000	6,416,980
Midland Company	150,000	3,543,000

		11,887,630

Life Insurance — 0.01%

The Phoenix Companies Inc. (o)	3,500	42,140

Machinery — 4.47%

AGCO Corporation (a)	15,000	302,100
Baldwin Technology Company Inc. (Class A) (a)	214,500	493,350
Fairchild Corporation (Class A) (a)	220,000	1,108,800
Flowserve Corporation (a)	77,000	1,607,760
Franklin Electric Company Inc.	37,000	2,238,130
IDEX Corporation	71,000	2,952,890
Katy Industries Inc. (a)	160,000	913,600
Paxar Corporation (a) (o)	121,100	1,622,740
Standex International Corporation	55,000	1,540,000
Tennant Company	36,000	1,558,800
The Gorman-Rupp Company	20,000	528,000
Watts Industries Inc. (Class A)	130,000	2,886,000

		17,752,170

Manufacturing — 11.48%

Acuity Brands Inc.	50,000	1,290,000
Aviall Inc. (a)	120,000	1,861,200
Barnes Group Inc.	48,000	1,550,880
Belden Inc.	95,000	2,003,550
Crane Company	100,000	3,074,000
Cuno Inc. (a)	62,000	2,791,860
Energizer Holdings Inc. (a)	73,000	2,741,880
Esco Technologies Inc. (a)	1,500	65,475
Fedders Corporation (a) (Rts.)	665,000	39,900
Fedders Corporation	665,000	4,788,000
Gentek Inc. (a) (d)	15,000	—
Gerber Scientific Inc. (a) (o)	30,000	238,800
GP Strategies Corporation (a)	12,000	96,000
Graco Inc.	92,000	3,689,200
Graftech International Ltd. (a)	95,000	1,282,500
Industrial Distribution Group Inc. (a)	75,000	417,000
MagneTek Inc. (a) (o)	70,000	461,300

	Number of Shares	Value

Material Sciences Corporation (a) (o)	200,000	$2,022,000
Mathews International Corporation (o)	10,000	295,900
Myers Industries Inc.	149,500	1,811,940
Oil-Dri Corporation of America (f)	251,100	3,995,001
Park Ohio Holdings Corporation (a) (o)	190,000	1,406,000
Precision Castparts Corporation	127,000	5,767,068
Roper Industries Inc.	44,000	2,167,440
Strattec Security Corporation (a)	28,000	1,705,480

		45,562,374

Media — 2.36%

Gemstar-TV Guide International Inc. (a)	100,000	505,000
Media General Inc. (Class A)	136,000	8,853,600

		9,358,600

Medical Instruments — 0.93%

Exactech Inc. (a) (o)	10,700	157,825
ICU Medical Inc. (a) (o)	2,000	68,560
INAMED Corporation (a)	10,500	504,630
Interpore International (a) (o)	6,000	78,000
Sybron Dental Specialties (a)	100,000	2,810,000
Young Innovations (o)	1,500	54,000

		3,673,015

Medical Services — 0.53%

CIRCOR International Inc. (o)	60,000	1,446,000
Inverness Medical Innovations Inc. (a) (o)	31,000	675,180

		2,121,180

Metals & Mining — 0.03%

WHX Corporation (a) (o)	44,000	117,480

Multi-Line Insurance — 0.43%

Alleghany Corporation (a)	7,640	1,699,900

Neutraceuticals — 0.39%

Weider Nutrition International Inc. (a)	350,000	1,557,500

Oil Services — 0.09%

RPC Inc. (o)	25,000	274,750
W-H Energy Services Inc. (a) (o)	5,000	81,000

		355,750

Paper Products — 1.37%

Boise Cascade Corporation	46,084	1,514,311
Greif Brothers Corporation (Class A)	90,000	3,195,900
Schweitzer Mauduit International Inc.	25,000	744,500

		5,454,711

Pharmaceuticals — 0.00%

Twinlab Corporation (a)	160,000	3,200

ENTERPRISE Accumulation Trust

5

Enterprise Small Company Value Portfolio

PORTFOLIO OF INVESTMENTS — (Continued)

 December 31, 2003

	Number of Shares	Value

Printing & Publishing — 6.22%

A.H. Belo Corporation (Class A)	105,000	$2,975,700
Journal Register Company (a)	100,000	2,070,000
Lee Enterprises Inc.	62,000	2,706,300
McClatchy Company (Class A)	97,000	6,673,600
Meredith Corporation	55,000	2,684,550
Penton Media Inc. (a) (o)	70,000	95,200
Pulitzer Inc.	85,000	4,590,000
Thomas Nelson Inc.	60,000	1,159,800
Topps Company Inc.	170,000	1,744,200

		24,699,350

Property-Casualty Insurance — 0.10%

CNA Surety Corporation	40,400	384,204

Publishing — 0.26%

PRIMEDIA Inc. (a) (o)	360,000	1,018,800

Real Estate — 0.40%

Griffin Land & Nurseries Inc. (a)	112,000	1,591,632

Retail — 2.32%

Big 5 Sporting Goods Corporation (a)	5,000	104,750
Blockbuster Inc. (Class A) (o)	3,000	53,850
Burlington Coat Factory Warehouse Corporation (o)	93,000	1,967,880
Neiman Marcus Group (Class B) (a)	140,000	7,000,000
School Specialty Inc. (a) (o)	2,000	68,020

		9,194,500

Telecommunications — 2.60%

Andrew Corporation (a) (o)	60,000	690,600
Atlantic Tele-Network Inc.	10,000	280,500
ATX Communications Inc. (a)	30,000	6,600
Cincinnati Bell Inc. (a)	245,000	1,237,250
Citizens Communications Company (a)	220,000	2,732,400
Commonwealth Telephone Enterprises Inc. (a) (o)	73,378	2,770,020
Communications Systems Inc. (a)	78,500	628,785
D&E Communications Inc. (o)	49,000	710,990
Nextel Partners Inc. (a) (o)	50,000	672,500
Plantronics Inc. (a)	5,000	163,250
Rural Celluar Corporation (a) (o)	55,000	437,250

		10,330,145

Transportation — 1.35%

GATX Corporation	165,000	4,616,700
Oshkosh Truck Corporation	6,000	306,180
TransPro Inc. (a) (o)	105,000	439,950

		5,362,830

Travel/Entertainment/Leisure — 0.03%

Bowlin Travel Centers Inc. (a)	70,000	140,000

	Number of Shares	Value

Utilities — 2.08%

AGL Resources Inc.	19,000	$552,900
Allegheny Energy Inc. (o)	30,000	382,800
CH Energy Group Inc. (o)	46,000	2,157,400
Duquesne Light Holdings Inc. (o)	130,000	2,384,200
ONEOK Inc.	40,000	883,200
Weststar Energy Inc. (o)	93,000	1,883,250

		8,243,750

Waste Management — 1.17%

Allied Waste Industries Inc. (a) (o)	150,000	2,082,000
Republic Services Inc.	100,000	2,563,000

		4,645,000

Wireless Communications — 1.63%

Centennial Communications Corporation (a)	60,000	315,600
Dobson Communications Corporation (a) (o)	5,000	32,850
Nextel Communications Inc. (Class A) (a)	30,000	841,800
Price Communications Corporation (a)	160,000	2,196,800
United States Cellular Corporation (a) (o)	30,000	1,065,000
Western Wireless Corporation (Class A) (a) (o)	110,000	2,019,600

		6,471,650

Total Domestic Common Stocks
(Identified cost $287,747,533)		375,652,402

Foreign Stocks — 2.03%

Aerospace — 0.04%

Embraer Empresa Brasileira de Aeronautica (ADR) (o)	4,000	140,120

Business Services — 0.06%

MDC Partners Inc. (Class A) (a)	20,000	227,200

Cable — 0.10%

Rogers Communications Inc. (Class B) (a) (o)	25,000	412,500

Hotels & Restaurants — 0.34%

Kerzner International Ltd. (a)	35,000	1,363,600

Manufacturing — 0.04%

Denison International (ADR) (a)	6,500	155,350

Medical Instruments — 0.06%

Orthofix International (o)	5,000	244,900

Metals & Mining — 0.26%

Barrick Gold Corporation	35,000	794,850
Kinross Gold Corporation	28,167	225,054

		1,019,904

ENTERPRISE Accumulation Trust

6

Enterprise Small Company Value Portfolio

PORTFOLIO OF INVESTMENTS — (Continued)

 December 31, 2003

	Number of Shares, Units or Principal Amount	Value

Telecommunications — 0.54%

Vimpel-Communications (ADR) (a) (o)	29,000	$2,131,500

Wireless Communications — 0.59%

Rogers Wireless Communications (Class B) (a) (o)	110,000	2,354,000

Total Foreign Stocks
(Identified cost $4,728,540)		8,049,074

Discount Notes — 1.26%

U.S. Treasury Bill 0.88% due 03/25/04 (e)	$5,000,000	4,989,967

Total Discount Notes
(Identified cost $4,989,967)		4,989,967

Other Investments — 10.80%

Securities Lending Quality Trust (s)	42,874,004	42,874,004

Total Other Investments
(Identified cost $42,874,004)		42,874,004

Repurchase Agreement — 2.12%

State Street Bank & Trust Repurchase Agreement, 0.70% due 01/02/04 Proceeds $8,418,327 Collateral: U.S. Treasury Bond $8,450,000, 2.875% due 06/30/04, Value $8,587,980	$8,418,000	8,418,000

Total Repurchase Agreement
(Identified cost $8,418,000)		8,418,000

Value

Total Investments
(Identified cost $348,758,044)	$439,983,447

Other Assets Less Liabilities — (10.85)%	(43,069,302)

Net Assets — 100%	$396,914,145

(a)	Non-income producing security.
(d)	Security is fair valued at December 31, 2003.
(e)	The rate shown is current the effective yield.
(f)	Considered an affiliated company as the Portfolio owns more than 5% of the outstanding voting securities of such company. The total market value of investments in these affiliated companies at December 31, 2003 was $4,583,001.
(g)	Restricted securities held at December 31, 2003 were as follows:

Description	Date of Acquisition	Number of Units	Unit Cost	Fair Value per Unit	Cost	Value	Percent of Net Assets
Noel Group Liquidating Trust Units	10/08/98	135,000	$0.81	$0.00	109,688	$0	0.00%

(m)	Illiquid security.
(o)	Security, or portion thereof, out on loan at December 31, 2003.
(s)	Represents investment of cash collateral received from securities on loan (see note 5).
(ADR)	American Depository Receipt.
(Rts)	The Portfolio is entitled to purchase one new share of Fedders Corporation Cumulative Preferred Stock (Class A) for every 20 rights held and $23.70 per share through January 16, 2004.

See notes to financial statements.

ENTERPRISE Accumulation Trust

7

Enterprise Small Company Value Portfolio

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

Assets:

Investments at value, including securities loaned valued at $41,212,342 (Note 5)	$439,983,447
Cash	289
Investment income receivable	308,240
Receivable for fund shares sold	9,486
Receivable for investments sold	54,183
Other assets	17,677

Total assets	440,373,322

Liabilities:

Payable for fund shares redeemed	400,497
Payable upon return of securities loaned (Note 5)	42,874,004
Shareholder servicing fees payable	98,982
Accrued expenses and other liabilities	85,694

Total liabilities	43,459,177

Net assets	$396,914,145

Analysis of net assets:

Paid-in capital	$309,455,467
Undistributed (accumulated) net investment income (loss)	166,808
Undistributed (accumulated) net realized gain (loss)	(3,933,540)
Unrealized appreciation (depreciation)	91,225,410

Net assets	$396,914,145

Shares outstanding	16,843,687

Net asset value per share	$23.56

Investments at cost	$348,758,044

See notes to financial statements.

ENTERPRISE Accumulation Trust

8

Enterprise Small Company Value Portfolio

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2003

Investment income:

Dividends (net of foreign taxes withheld of $771)	$3,526,160	(1)
Interest	44,669
Securities lending income	49,568

Total investment income	3,620,397

Expenses:

Investment advisory fees	2,637,120
Shareholder servicing fees	700,981
Audit and legal fees	89,961
Custodian and fund accounting fees	88,372
Reports to shareholders	27,354
Trustees’ fees	12,661
Other expenses	16,627

Total expenses	3,573,076

Net investment income (loss)	47,321

Realized and unrealized gain (loss)—net:

Net realized gain (loss) on investments	4,633,996
Net change in unrealized gain (loss) on investments	103,903,308

Net realized and unrealized gain (loss)	108,537,304

Net increase (decrease) in net assets resulting from operations	$108,584,625

(1)	Includes $93,690 of income from an affiliated company.

See notes to financial statements.

ENTERPRISE Accumulation Trust

9

Enterprise Small Company Value Portfolio

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2003	2002
From operations:

Net investment income (loss)	$47,321	$481,803
Net realized gain (loss)	4,633,996	(4,562,741)
Net change in unrealized gain (loss)	103,903,308	(30,907,526)

Increase (decrease) in net assets resulting from operations	108,584,625	(34,988,464)

Distributions to shareholders from:

Net investment income	(347,947)	(1,249,304)
Net realized gains	—	(9,439,515)

Total distributions to shareholders	(347,947)	(10,688,819)

From capital share transactions:

Shares sold	31,257,317	62,749,371
Reinvestment of distributions	347,947	10,688,819
Shares redeemed	(49,372,332)	(80,797,628)

Total increase (decrease) in net assets resulting from capital share transactions	(17,767,068)	(7,359,438)

Total increase (decrease) in net assets	90,469,610	(53,036,721)

Net assets:

Beginning of period	306,444,535	359,481,256

End of period	$396,914,145	$306,444,535

Capital share activity:

Shares issued	1,616,741	3,205,054
Shares issued in reinvestment of distributions	16,506	648,200
Shares redeemed	(2,651,871)	(4,340,724)

Net increase (decrease)	(1,018,624)	(487,470)

Undistributed (accumulated) net investment income (loss)	$166,808	$455,523

See notes to financial statements.

ENTERPRISE Accumulation Trust

10

Enterprise Small Company Value Portfolio

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

	For the years ended December 31,
	2003		2002	2001	2000	1999

Net asset value, beginning of period	$17.16		$19.59	$26.19	$31.45	$27.36

Income from investment operations:
Net investment income (loss)C	0.00	D	0.03	0.08	0.07	0.04
Net realized and unrealized gain (loss) on investments	6.42		(1.87)	0.21	0.71	6.27

Total from investment operations	6.42		(1.84)	0.29	0.78	6.31

Less dividends and distributions:
Dividends from net investment income	(0.02)		(0.07)	(0.07)	(0.05)	(0.16)
Distributions from capital gains	—		(0.52)	(6.82)	(5.99)	(2.06)

Total distributions	(0.02)		(0.59)	(6.89)	(6.04)	(2.22)

Net asset value, end of period	$23.56		$17.16	$19.59	$26.19	$31.45

Total return	37.43%		(9.25)%	5.25%	2.52%	24.02%
Net assets end of period (in thousands)	$396,914		$306,445	$359,481	$351,270	$455,563
Ratio of expenses to average net assets	1.08%		0.92%	0.90%	0.89%	0.84%
Ratio of net investment income (loss) to average net assets	0.01%		0.14%	0.35%	0.23%	0.12%
Portfolio turnover	8%		10%	29%	41%	23%

C	Based on average shares outstanding.
D	Less than $0.01 per share.

See notes to financial statements.

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Notes to Financial Statements

December 31, 2003

1. Organization

Enterprise Accumulation Trust (the “Trust”) was organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Trust is authorized to issue an unlimited number of shares of beneficial interest at $0.01 par value for the portfolios contained therein. The Trust is currently offered only to separate accounts of certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Small Company Value Portfolio in the preparation of its financial statements:

Use of Estimates in Preparation of Financial Statements — Preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decreases of net assets from operations during the reporting period. Actual results could differ from those estimates.

Valuation of Investments — Investment securities, other than debt securities, listed on either a national or foreign securities exchange or traded in the over-the-counter National Market System are valued each business day at the official closing price (typically the last reported sale price) on the exchange on which the security is primarily traded. In certain instances a fair value will be assigned when Enterprise Capital Management, Inc. (“ECM”) believes that a significant event has occurred after the close of an exchange or market, but before the net asset value calculation. If there are no current day sales, the securities are valued at their last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at their last quoted bid price. Debt securities (other than certain short-term obligations) are valued each business day by an independent pricing service approved by the Board of Trustees. Short-term debt securities with 61 days or more to maturity at time of purchase are valued at market value through the 61st day prior to maturity, based on quotations received from market makers or other appropriate sources; thereafter, any unrealized appreciation or depreciation existing on the 61st day is amortized to par on a straight-line basis over the remaining number of days to maturity. Short-term securities with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market value. Portfolio investments in any investment companies, unit investment trusts or similar investment funds are valued daily at their closing net asset values (or unit value) per share on each valuation day. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Trustees.

Special Valuation Risks — Any foreign denominated assets held by the Portfolio may involve risks not typically associated with domestic transactions including but not limited to, unanticipated movements in exchange rates, the degree of government supervision and regulation of security markets and the possibility of political or economic instability.

Repurchase Agreements — The Portfolio may acquire securities subject to repurchase agreements. Under a typical repurchase agreement, the Portfolio would acquire a debt security for a relatively short period (usually for one day and not for more than one week) subject to an obligation of the seller to repurchase and of the Portfolio to resell the debt security at an agreed-upon higher price, thereby establishing a fixed investment return during the Portfolio’s holding period. Under each repurchase agreement, it is the Portfolio’s policy to receive, as collateral, securities whose market value (including interest) is at least equal to the repurchase price. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty, realization or retention of the collateral or proceeds may be subject to legal proceedings.

Illiquid Securities — At times, the Portfolio may hold, up to its SEC or prospectus defined limitations, illiquid securities that it may not be able to sell at the price used by the Portfolio. Although it is expected that the fair value currently represents the current realizable value on disposition of such securities, there is no guarantee that the Portfolio will be

ENTERPRISE Accumulation Trust

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Notes to Financial Statements — (Continued)

December 31, 2003

able to do so. In addition, the Portfolio may incur certain costs related to the disposition of such securities. Any securities that have been deemed to be illiquid are denoted as such in the Portfolio of Investments.

Futures Contracts — A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Generally, upon entering into such a contract, the Portfolio is required to pledge to the broker an amount of cash or securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin,” and are recorded by the Portfolio as unrealized appreciation or depreciation. When the contract is closed the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and value at the time it was closed. As part of its investment program, the Portfolio may enter into futures contracts (up to its prospectus defined limitations) to hedge against anticipated future price and interest rate changes.

Security Transactions and Investment Income — Security transactions are accounted for on the trade date. Realized gains and losses from security transactions are determined on the basis of identified cost and realized gains and losses from currency transactions are determined on the basis of average cost. Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Corporate actions, including dividends on foreign securities are recorded on the ex-dividend date. Premiums and discounts on securities are amortized daily for both financial and tax purposes, using the effective interest method.

Expenses — The Portfolio bears expenses incurred specifically on its behalf, such as advisory and custodian fees, as well as a portion of the common expenses of the Trust, which are generally allocated based on average net assets.

Federal Income Taxes — No provision for Federal income or excise taxes is required because the Portfolio intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute substantially all of its taxable income to shareholders.

Dividends and Distributions — Dividends and distributions to shareholders from net investment income and net realized capital gains, if any, are declared and paid at least annually. Dividends and distributions are recorded on the ex-dividend date.

3. Transactions with Affiliates

An investment advisory fee is payable monthly to ECM, a wholly-owned subsidiary of MONY Life Insurance Company, and is computed as a percentage of the Portfolio’s average daily net assets as of the close of business each day at an annual rate of 0.80% for the first $400 million, 0.75% for the next $400 million, and 0.70% for average daily net assets over $800 million. MONY Life Insurance Company also provides sub-transfer agency, printing and other services to the Portfolio. For the year ended December 31, 2003, the Portfolio paid MONY Life Insurance Company $700,981 for these services. ECM has voluntarily agreed to limit the Portfolio’s expense ratio to 1.30%.

For the year ended December 31, 2003, the Portfolio paid brokerage commissions of $119,220 to affiliates of the adviser and subadviser.

4. Investment Transactions

For the year ended December 31, 2003, purchases and sales proceeds of investment securities, other than short-term securities, were as follows:

U.S. Government / Agency Obligations		Other Investment Securities
Purchases	Sales	Purchases	Sales
—	—	$25,624,196	$55,239,316

5. Securities Lending

The Portfolio may lend portfolio securities to qualified institutions. Loans are required to be secured at all times by collateral at least equal to 102% (105% for foreign securities) of the market value of securities loaned. The Portfolio

ENTERPRISE Accumulation Trust

13

Notes to Financial Statements — (Continued)

December 31, 2003

receives a portion of the income earned on the collateral and also continues to earn income on the loaned securities. Any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. The lending agent provides the Portfolio with indemnification against losses due to borrower default. The Portfolio bears the risk of loss only with respect to the investment of any cash collateral. Any securities currently out on loan are denoted in the Portfolio of Investments.

The Portfolio generally receives cash as collateral for securities lending. The cash is invested in the Securities Lending Quality Trust (SLQT), a New Hampshire investment trust, organized and managed by State Street Bank & Trust, which is limited to investment activities incidental to or in support of the securities lending program organized and managed by State Street Bank and Trust.

6. Borrowings

The Trust and another mutual fund advised by ECM are parties to a $40 million redemption line of credit with State Street Bank and Trust Co. whereby each portfolio may borrow up to its prospectus defined limitation. The Trust pays an allocated portion of an annual commitment fee equal to 0.10% of the committed amount. There were no loans outstanding at any time during the year ended December 31, 2003.

7. Federal Income Tax Information

Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. At times, these differences are primarily due to differing treatments for capital loss carryforwards utilized, net operating losses, losses deferred due to wash sales and investments in certain types of partnerships.

Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid in capital. These reclassifications have no effect on net assets or net asset values per share. Any taxable gain remaining at fiscal year end is distributed in the following year.

At December 31, 2003, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value were as follows:

Tax Cost	Tax Unrealized Gain	Tax Unrealized Loss	Net Unrealized Gain
$352,418,560	$112,527,045	$24,962,159	$87,564,886

The tax character of distributions paid was as follows:

	Ordinary Income	Long-Term Gain	Total Distributions
2003	$ 347,947	—	$ 347,947
2002	3,923,859	$6,764,960	10,688,819

The tax character of distributable earnings/accumulated losses at December 31, 2003 was as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Capital Loss Carryforward	Expiration
—	—	$106,218	2010

8. Subsequent Event

On January 13, 2004, the Board of Trustees approved a resolution to merge the Portfolio into the EQ Advisors Trust, a registered investment company managed by The Equitable Life Assurance Society of the United States, a subsidiary of AXA Financial, Inc. The merger must be approved by the shareholders of the Portfolio. The merger is conditioned upon the completion of the proposed acquisition of The MONY Group Inc. (the parent of Enterprise Capital Management, Inc.) by AXA Financial, Inc., which must be approved by a vote of The MONY Group Inc. shareholders.

ENTERPRISE Accumulation Trust

14

Report of Independent Auditors

To the Board of Trustees of

Enterprise Accumulation Trust and Shareholders of

Small Company Value Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Small Company Value Portfolio (one of the portfolios constituting Enterprise Accumulation Trust, hereafter referred to as the “Portfolio”) at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

February 12, 2004

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Tax Reporting Information (Unaudited)

The portfolio had 100% of its 2003 ordinary income distributions qualify for the corporate dividends received deduction (“DRD”) but none qualify as qualifying dividend income (“QDI”).

ENTERPRISE Accumulation Trust

16

TRUSTEES AND OFFICERS

NAME, ADDRESS, AND (YEAR OF BIRTH)	POSITIONS HELD	YEAR ELECTED	PRINCIPAL OCCUPATIONS PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN COMPLEX	OTHER DIRECTORSHIPS

NON-INTERESTED PARTIES:

Arthur T. Dietz Atlanta, GA (1923)	Trustee and Audit Committee Member	1994	President, ATD Advisory Corp.	16	EGF - 22 Funds

Arthur Howell, Esquire Atlanta, GA (1919)	Trustee and Audit Committee Chairman	1994	Of Counsel, Alston & Bird LLP (law firm)	16	EGF - 22 Funds

William A. Mitchell, Jr. Atlanta, GA (1940)	Trustee	1994	Chairman, Carter & Associates (real estate development)	16	EGF - 22 Funds

Lonnie H. Pope Macon, GA (1934)	Trustee and Audit Committee Member	1994	CEO, Longleaf Industries, Inc. (chemical manufacturing)	16	EGF - 22 Funds

INTERESTED PARTIES:

Victor Ugolyn Atlanta, GA (1947)	Chairman, President & Chief Executive Officer, Trustee	1994	Chairman, President & CEO, ECM, EGF, EAT and EFD	16	EGF - 22 Funds, EGF plc - 7 Portfolios

Michael I. Roth New York, NY (1945)	Trustee	1994	Chairman and CEO, The MONY Group Inc.	16	EGF - 22 Funds, EGF plc - 7 Portfolios The MONY Group Inc., Pitney Bowes, Inc., Interpublic Group of Companies, Inc.

Samuel J. Foti New York, NY (1952)	Trustee	1994	President and COO, The MONY Group Inc.	16	The MONY Group Inc. EGF - 22 Funds, EGF plc - 7 Portfolios

Phillip G. Goff Atlanta, GA (1963)	Vice President and Chief Financial Officer	1995	Senior Vice President and CFO, EFD; Vice President and CFO, EAT, EGF and ECM; Controller, MSF	—	—

Herbert M. Williamson Atlanta, GA (1951)	Treasurer and Assistant Secretary	1994	Vice President, ECM; Assistant Secretary and Treasurer, EAT, EGF, ECM and EFD	—	—

Catherine R. McClellan Atlanta, GA (1955)	Secretary	1994	Secretary, EAT, EGF and MSF; Senior Vice President, Secretary and Chief Counsel, ECM and EFD	—	—

Footnotes:

EGF - The Enterprise Group of Funds, Inc.	EFD - Enterprise Fund Distributors, Inc.
EAT - Enterprise Accumulation Trust	EGF plc - Enterprise Global Funds plc
ECM - Enterprise Capital Management, Inc.	MSF - MONY Series Fund, Inc.

The Enterprise Accumulation Trust Statement of Additional Information (SAI) includes additional information about the Trustees and is available, without charge, upon request by calling 1-800-432-4320.

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17

Enterprise Accumulation Trust

SMALL COMPANY VALUE PORTFOLIO

Investment Adviser

Enterprise Capital Management, Inc.

Atlanta Financial Center

3343 Peachtree Road, Suite 450

Atlanta, Georgia 30326

Custodian and Transfer Agent

State Street Bank and Trust Company

P. O. Box 1713

Boston, Massachusetts 02105

Independent Auditors

PricewaterhouseCoopers LLP

250 West Pratt Street Suite 2100

Baltimore, Maryland 21201

This report is authorized for distribution only to contractholders and to others who have received a copy of this Trust’s prospectus.

ENTERPRISE Accumulation Trust

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Enterprise Capital Appreciation Portfolio

SUBADVISER’S COMMENTS

Marsico Capital Management, LLC

Denver, Colorado

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for Enterprise Accumulation Trust.

Marsico Capital Management, LLC (“Marsico”), which manages approximately $30.5 billion for institutional clients and whose usual investment minimum is $100 million, is subadviser to the Enterprise Capital Appreciation Portfolio.

Investment Objective

The objective of the Enterprise Capital Appreciation Portfolio is maximum capital appreciation.

2003 Performance Review

How did the Portfolio perform for the year ended December 31, 2003?

For the period ended December 31, 2003, the Portfolio returned 32.98%. The Portfolio outperformed its benchmark, the S&P 500 Index, which returned 28.69%. The Portfolio outperformed its peer group, the Lipper Large-Cap Growth Funds Index, which returned 26.96%.

Enterprise performance numbers do not include variable account or insurance contract expenses. Performance numbers are also not adjusted for any taxes paid by a shareholder. Remember that historic performance does not predict future performance. The investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

*The S&P 500 Index is an unmanaged broad-based index that includes the common stock of 500 companies that tend to be important leaders in important industries within the U.S. economy. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. The Lipper Large-Cap Growth Funds Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper Large-Cap Growth Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index. The performance period for the S&P 500 Index and the Lipper Large-Cap Growth Funds Index is 11/30/98 to 12/31/03.

ENTERPRISE Accumulation Trust

1

Enterprise Capital Appreciation Portfolio

SUBADVISER’S COMMENTS — (Continued)

How would you describe the investment environment during the period?

After a three-year period of negative equity returns, it seems appropriate to pause briefly and salute the results achieved by stocks during 2003. As reported by the New York Times (January 2, 2004) it “was the year that almost every stock went up…” U.S. large capitalization companies, as measured by the performance of the S&P 500 Index, rose by about 12% in the fourth quarter, and by nearly 29% for the full year. The Times also noted that of the 499 stocks in the index that traded for the entire year (periodically Standard & Poor’s Corporation, which maintains the S&P 500 Index, will change the Index’s membership), 92% had a positive return. Every economic sector in the S&P 500 Index had a positive return, something that last occurred in 1997. That was a testament to the breadth of the strength that prevailed in U.S. equity markets last year.

What strategies affected Portfolio performance during the period?

Positive factors impacting performance during 2003 included health care investments, particularly those in the equipment and services industry, such as UnitedHealth Group, Inc., Zimmer Holdings, Inc., Boston Scientific Corporation and Quest Diagnostics, Inc. Consumer durables, particularly those in the homebuilding industry such as Lennar Corporation, MDC Holdings, Inc. benefited performance. In addition, select holdings in the financials sector, including Citigroup, Inc., Merrill Lynch & Co., Inc. and Fannie Mae and select information technology positions, including Intel Corporation, Cisco Systems, Inc. and Qualcomm, Inc. added to performance.

Factors that negatively impacted performance included certain holdings in the financials sector, including SLM Corporation and Countrywide Financial, airline company JetBlue Airways, Echostar Communications, a media company, consumer Staples company Wal-Mart Stores and an over-weighted posture in the industrials sector and an under-weighted posture in the materials sector.

What changes were made to the Portfolio over the period?

During calendar year 2003, positions were increased in sectors such as technology, industrials and health care. The increase in technology-related companies encompassed semiconductors, software and services and hardware and equipment companies. Holdings in the industrials sector were increased primarily in two areas: capital goods and transportation. Health care-related investments were expanded primarily through investments initiated in the pharmaceutical/biotechnology industry. Positions in sectors such as consumer discretionary (e.g., media and retailing) were reduced somewhat during the year.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

ENTERPRISE Accumulation Trust

2

Enterprise Capital Appreciation Portfolio

PORTFOLIO OF INVESTMENTS

 December 31, 2003

	Number of Shares	Value

Domestic Common Stocks — 95.36%

Aerospace — 1.28%

Lockheed Martin Corporation	13,650	$701,611

Biotechnology — 7.46%

Amgen Inc. (a)	17,626	1,089,287
Genentech Inc. (a)	31,908	2,985,631

		4,074,918

Building & Construction — 2.42%

Lennar Corporation (Class A)	12,134	1,164,864
Lennar Corporation (Class B)	1,708	156,111

		1,320,975

Computer Hardware — 6.17%

Cisco Systems Inc. (a)	98,869	2,401,528
EMC Corporation (a)	75,178	971,300

		3,372,828

Computer Services — 2.87%

Dell Inc. (a)	46,242	1,570,378

Computer Software — 2.71%

Electronic Arts Inc. (a)	30,926	1,477,644

Consumer Durables — 0.45%

Harley-Davidson Inc.	5,130	243,829

Consumer Products — 3.15%

Nike, Inc. (Class B)	4,505	308,412
Procter & Gamble Company	14,163	1,414,601

		1,723,013

Electrical Equipment — 2.17%

General Electric Company	38,176	1,182,693

Entertainment & Leisure — 0.47%

Walt Disney Company	10,982	256,210

Finance — 4.84%

SLM Corporation	70,171	2,644,043

Food, Beverages & Tobacco — 1.00%

Anheuser-Busch Companies Inc.	10,405	548,135

Health Care — 5.04%

UnitedHealth Group Inc.	47,294	2,751,565

Hotels & Restaurants — 4.00%

Four Season Hotels Inc. (o)	31,874	1,630,355
Starbucks Corporation (a)	16,860	557,392

		2,187,747

Machinery — 4.11%

Caterpillar Inc.	27,059	2,246,438

Medical Instruments — 6.57%

Boston Scientific Corporation (a)	50,512	1,856,821
Zimmer Holdings Inc. (a)	24,597	1,731,629

		3,588,450

	Number of Shares	Value

Medical Services — 1.32%

Quest Diagnostics Inc. (a)	9,875	$721,961

Misc. Financial Services — 11.73%

Citigroup Inc.	55,716	2,704,455
Countrywide Financial Corporation	8,044	610,137
Fannie Mae	15,862	1,190,602
Merrill Lynch & Company Inc.	32,480	1,904,952

		6,410,146

Pharmaceuticals — 4.11%

Caremark Rx Inc. (a)	53,897	1,365,211
Eli Lilly & Company	12,499	879,055

		2,244,266

Real Estate — 1.52%

M.D.C. Holdings Inc.	12,858	829,341

Retail — 6.58%

Lowe’s Companies Inc.	21,460	1,188,669
Tiffany & Company	53,267	2,407,669

		3,596,338

Semiconductors — 7.50%

Intel Corporation	104,076	3,351,247
Maxim Integrated Products Inc.	15,030	748,494

		4,099,741

Telecommunications — 2.58%

QUALCOMM Inc.	26,126	1,408,975

Transportation — 3.13%

FedEx Corporation	25,358	1,711,665

Wireless Communications — 2.18%

Nextel Communications Inc. (Class A) (a)	42,443	1,190,951

Total Domestic Common Stocks
(Identified cost $39,011,772)		52,103,861

Foreign Stocks — 3.32%

Automotive — 1.12%

Bayerische Motoren Werke (a)	13,253	612,243

Manufacturing — 0.22%

Tyco International Ltd.	4,500	119,250

Transportation — 1.98%

Ryanair Holdings (ADR) (a) (o)	21,412	1,084,304

Total Foreign Stocks
(Identified cost $1,240,599)		1,815,797

ENTERPRISE Accumulation Trust

3

Enterprise Capital Appreciation Portfolio

PORTFOLIO OF INVESTMENTS — (Continued)

 December 31, 2003

	Number of Units or Principal Amount	Value

Other Investments — 2.41%

Securities Lending Quality Trust (s)	1,316,937	$1,316,937

Total Other Investments
(Identified cost $1,316,937)		1,316,937

Repurchase Agreement — 1.44%

State Street Bank & Trust Repurchase Agreement, 0.70% due 01/02/04 Proceeds $785,031 Collateral: U.S. Treasury Bond $580,000, 8.125% due 08/15/19, Value $818,781	$785,000	785,000

Total Repurchase Agreement
(Identified cost $785,000)		785,000

Total Investments
(Identified cost $42,354,308)		$56,021,595

Other Assets Less Liabilities — (2.53)%		(1,384,460)

Net Assets — 100%		$54,637,135

(a)	Non-income producing security.
(o)	Security, or portion thereof, out on loan at December 31, 2003.
(s)	Represents investment of cash collateral received from securities on loan (see note 5).
(ADR)	American Depository Receipt.

See notes to financial statements.

ENTERPRISE Accumulation Trust

4

Enterprise Capital Appreciation Portfolio

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

Assets:

Investments at value, including securities loaned valued at $1,289,202 (Note 5)	$56,021,595
Foreign currency at value (cost — $10,956)	11,783
Cash	592
Investment income receivable	22,854
Other assets	2,955

Total assets	56,059,779

Liabilities:

Payable for fund shares redeemed	70,666
Payable upon return of securities loaned (Note 5)	1,316,937
Shareholder servicing fees payable	13,688
Unrealized depreciation on forward currency contracts	8,777
Accrued expenses and other liabilities	12,576

Total liabilities	1,422,644

Net assets	$54,637,135

Analysis of net assets:

Paid-in capital	$68,099,557
Undistributed (accumulated) net investment income (loss)	—
Undistributed (accumulated) net realized gain (loss)	(27,121,992)
Unrealized appreciation (depreciation)	13,659,570

Net assets	$54,637,135

Shares outstanding	8,690,488

Net asset value per share	$6.29

Investments at cost	$42,354,308

See notes to financial statements.

ENTERPRISE Accumulation Trust

5

Enterprise Capital Appreciation Portfolio

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2003

Investment income:

Dividends (net of foreign taxes withheld of $5,379)	$350,658
Interest	5,824
Securities lending income	4,257

Total investment income	360,739

Expenses:

Investment advisory fees	357,970
Shareholder servicing fees	101,298
Custodian and fund accounting fees	20,047
Audit and legal fees	12,443
Reports to shareholders	4,550
Trustees’ fees	1,808
Other expenses	2,278

Total expenses	500,394

Expenses reduced by expense offset arrangements	(17,856)

Total expenses, net of expense offset arrangements	482,538

Net investment income (loss)	(121,799)

Realized and unrealized gain (loss)—net:

Net realized gain (loss) on investments	(146,694)
Net realized gain (loss) on foreign currency transactions	558,948
Net change in unrealized gain (loss) on investments	13,332,543
Net change in unrealized gain (loss) on foreign currency	827

Net realized and unrealized gain (loss)	13,745,624

Net increase (decrease) in net assets resulting from operations	$13,623,825

See notes to financial statements.

ENTERPRISE Accumulation Trust

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Enterprise Capital Appreciation Portfolio

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2003	2002
From operations:

Net investment income (loss)	$(121,799)	$(78,910)
Net realized gain (loss)	412,254	(5,851,923)
Net change in unrealized gain (loss)	13,333,370	(3,616,410)

Increase (decrease) in net assets resulting from operations	13,623,825	(9,547,243)

Distributions to shareholders from:

Net investment income	—	—
Net realized gains	—	—

Total distributions to shareholders	—	—

From capital share transactions:

Shares sold	4,814,225	6,546,468
Shares redeemed	(7,414,686)	(10,927,371)

Total increase (decrease) in net assets resulting from capital share transactions	(2,600,461)	(4,380,903)

Total increase (decrease) in net assets	11,023,364	(13,928,146)

Net assets:

Beginning of period	43,613,771	57,541,917

End of period	$54,637,135	$43,613,771

Capital share activity:

Shares issued	875,125	1,168,694
Shares redeemed	(1,412,643)	(2,045,954)

Net increase (decrease)	(537,518)	(877,260)

Undistributed (accumulated) net investment income (loss)	$—	$—

See notes to financial statements.

ENTERPRISE Accumulation Trust

7

Enterprise Capital Appreciation Portfolio

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

	For the Years Ended December 31,
	2003	2002	2001		2000	1999

Net asset value, beginning of period	$4.73	$5.69	$7.09		$8.65	$5.57

Income from investment operations:
Net investment income (loss)C	(0.01)	(0.01)	0.00	D	0.05	(0.03)
Net realized and unrealized gain (loss) on investments	1.57	(0.95)	(1.36)		(1.20)	3.11

Total from investment operations	1.56	(0.96)	(1.36)		(1.15)	3.08

Less dividends and distributions:
Dividends from net investment income	—	—	(0.04)		—	—
Distributions from capital gains	—	—	—		(0.41)	—

Total distributions	—	—	(0.04)		(0.41)	—

Net asset value, end of period	$6.29	$4.73	$5.69		$7.09	$8.65

Total return	32.98%	(16.87)%	(19.11)%		(13.82)%	55.30%
Net assets end of period (in thousands)	$54,637	$43,614	$57,542		$72,982	$33,129
Ratio of expenses to average net assets (excluding expense offset arrangements)	1.05%	0.88%	0.87%		0.86%	1.16%
Ratio of expenses to average net assets	1.01%	0.87%	0.86%		0.86%	1.16%
Ratio of net investment income (loss) to average net assets	(0.26)%	(0.15)%	(0.04)%		0.62%	(0.41)%
Portfolio turnover	75%	109%	115%		123%	247%

C	Based on average shares outstanding.
D	Less than $0.01 per share

See notes to financial statements.

ENTERPRISE Accumulation Trust

8

Notes to Financial Statements

December 31, 2003

1. Organization

Enterprise Accumulation Trust (the “Trust”) was organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust is authorized to issue an unlimited number of shares of beneficial interest for the portfolios contained therein. The Trust is currently offered only to separate accounts of certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies. The financial statements herein are those of the Capital Appreciation Portfolio (the “Portfolio”). The financial statements of the other portfolios are reported separately. The assets of each portfolio are segregated, and a shareholder’s interest is limited to the portfolio in which shares are held. The prospectus provides a detailed description of the portfolios’ investment objectives and strategies.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Capital Appreciation Portfolio in the preparation of its financial statements:

Use of Estimates in Preparation of Financial Statements — Preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decreases of net assets from operations during the reporting period. Actual results could differ from those estimates. In the normal course of business, the Portfolio may enter into contracts that provide general indemnifications. The maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated; however, based on experience, the risk of any loss from such claims is considered remote.

Valuation of Investments — Investment securities, other than debt securities, listed on either a national or foreign securities exchange or traded in the over-the-counter National Market System are valued each business day at the official closing price (typically the last reported sale price) on the exchange on which the security is primarily traded. In certain instances a fair value will be assigned when Enterprise Capital Management, Inc. (“ECM”) believes that a significant event has occurred after the close of an exchange or market, but before the net asset value calculation. If there are no current day sales, the securities are valued at their last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at their last quoted bid price. Debt securities (other than certain short-term obligations) are valued each business day by an independent pricing service approved by the Board of Trustees. Short-term debt securities with 61 days or more to maturity at time of purchase are valued at market value through the 61st day prior to maturity, based on quotations received from market makers or other appropriate sources; thereafter, any unrealized appreciation or depreciation existing on the 61st day is amortized to par on a straight-line basis over the remaining number of days to maturity. Short-term securities with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market value. Portfolio investments in any investment companies, unit investment trusts or similar investment funds are valued daily at their closing net asset values (or unit value) per share on each valuation day. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Trustees.

Repurchase Agreements — The Portfolio may acquire securities subject to repurchase agreements. Under a typical repurchase agreement, the Portfolio would acquire a debt security for a relatively short period (usually for one day and not for more than one week) subject to an obligation of the seller to repurchase and of the Portfolio to resell the debt security at an agreed-upon higher price, thereby establishing a fixed investment return during the Portfolio’s holding period. Under each repurchase agreement, it is the Portfolio’s policy to receive, as collateral, U.S. Government or Agency securities whose market value (including interest) is at least equal to the repurchase price. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty, realization or retention of the collateral or proceeds may be subject to legal proceedings.

ENTERPRISE Accumulation Trust

9

Notes to Financial Statements — (Continued)

December 31, 2003

Illiquid Securities — At times, the Portfolio may hold, up to its SEC or prospectus defined limitations, illiquid securities that it may not be able to sell at the price used by the Portfolio. Although it is expected that the fair value currently represents the current realizable value on disposition of such securities, there is no guarantee that the Portfolio will be able to do so. In addition, the Portfolio may incur certain costs related to the disposition of such securities. Any securities that have been deemed to be illiquid are denoted as such in the Portfolio of Investments.

Foreign Currency Translation — Securities, other assets and liabilities of the Portfolio, if any, whose values are expressed in foreign currencies are translated to U.S. dollars at the bid price of such currency against U.S. dollars last quoted by a pricing vendor on the valuation date. Dividend and interest income and certain expenses denominated in foreign currencies are translated to U.S. dollars based on the exchange rates in effect on the date the income is earned and the expense is incurred. Exchange gains and losses are realized upon ultimate receipt or disbursement. The Portfolio does not isolate that portion of their realized and unrealized gains on investments from changes in foreign exchange rates from the fluctuations arising due to changes in the market prices of the investments.

Forward Currency Exchange Contracts — As part of its investment program, the Portfolio may utilize forward currency exchange contracts to manage exposure to currency fluctuations and hedge against adverse changes in connection with purchases and sales of securities. The Portfolio will enter into forward contracts only for hedging purposes. Risks arise from the possible inability of counterparties to meet their contracts and from movements in currency values.

Security Transactions and Investment Income — Security transactions are accounted for on the trade date. Realized gains and losses from security transactions are determined on the basis of identified cost and realized gains and losses from currency transactions are determined on the basis of average cost. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis. Corporate actions, including dividends on foreign securities are recorded on the ex-dividend date. Premiums and discounts on securities are amortized daily for both financial and tax purposes, using the effective interest method.

Expenses — The Portfolio bears expenses incurred specifically on its behalf, such as advisory and custodian fees, as well as a portion of the common expenses of the Trust, which are generally allocated to each Portfolio based on average net assets. The Portfolio may direct certain security trades to brokers who may pay a portion of the commissions for those trades to offset certain expenses of the Portfolio. This amount is reported in the Statement of Operations.

Federal Income Taxes — No provision for Federal income or excise taxes is required because the Portfolio intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute substantially all of its taxable income to shareholders.

Dividends and Distributions — Dividends and distributions to shareholders from net investment income and net realized capital gains, if any, are declared and paid at least annually. Dividends and distributions are recorded on the ex-dividend date.

3. Transactions with Affiliates

An investment advisory fee is payable monthly to ECM, a wholly-owned subsidiary of MONY Life Insurance Company, which is wholly-owned by The MONY Group Inc. and is computed as a percentage of the Portfolio’s average daily net assets as of the close of business each day at an annual rate of 0.75%. MONY Life Insurance Company also provides sub-transfer agency, printing and other services to the Portfolio. For the year ended December 31, 2003, the Portfolio paid MONY Life Insurance Company $101,298 for these services. ECM has voluntarily agreed to limit the Portfolio’s expense ratio to 1.30%.

ENTERPRISE Accumulation Trust

10

Notes to Financial Statements — (Continued)

December 31, 2003

4. Investment Transactions

Outstanding forward foreign currency contracts at December 31, 2003 were as follows:

Settlement Date					Net Unrealized (Depreciation)
	Receive		Deliver
03/17/04	USD	298,915	EURO	241,753	$(4,340)
03/17/04	USD	269,677	EURO	218,521	(4,437)

					$(8,777)

For the year ended December 31, 2003, purchases and sales proceeds of investment securities, other than short-term securities, were as follows:

U.S. Government / Agency Obligations		Other Investment Securities
Purchases	Sales	Purchases	Sales
—	—	$35,767,368	$39,122,980

5. Securities Lending

The Portfolio may lend portfolio securities to qualified institutions. Loans are required to be secured at all times by collateral at least equal to 102% (105% for foreign securities) of the market value of securities loaned. The Portfolio receives a portion of the income earned on the collateral and also continues to earn income on the loaned securities. Any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. The lending agent provides the Portfolio with indemnification against losses due to borrower default. The Portfolio bears the risk of loss only with respect to the investment of any cash collateral. Any securities currently out on loan are denoted in the Portfolio of Investments.

The Portfolio generally receives cash as collateral for securities lending. The cash is invested in the Securities Lending Quality Trust (SLQT), a New Hampshire investment trust, organized and managed by State Street Bank & Trust, which is limited to investment activities incidental to or in support of the securities lending program organized and managed by State Street Bank & Trust.

6. Borrowings

The Trust and another series of mutual funds advised by ECM are parties to a $40 million redemption line of credit with State Street Bank and Trust Co. whereby each portfolio may borrow up to its prospectus defined limitation. The Trust pays an allocated portion of an annual commitment fee equal to 0.10% of the committed amount. The Portfolio had no loans outstanding at any time during the year ended December 31, 2003.

7. Federal Income Tax Information

Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. At times, these differences are primarily due to differing treatments for foreign currency transactions, capital loss carryforwards utilized, net operating losses, losses deferred due to wash sales and distributions from real estate investment trusts.

Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid in capital. These reclassifications have no effect on net assets or net asset value per share. Any taxable gain remaining at fiscal year end is distributed in the following year.

ENTERPRISE Accumulation Trust

11

Notes to Financial Statements — (Continued)

December 31, 2003

At December 31, 2003, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value were as follows:

Tax Cost	Tax Unrealized Gain	Tax Unrealized Loss	Net Unrealized Gain
$42,597,221	$13,672,117	$247,743	$13,424,374

The tax character of distributable earnings/accumulated losses at December 31, 2003 was as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Capital Loss Carryforward	Expiration
—	—	$26,887,856	2008-2010

8. Subsequent Event

On January 15, 2004, the Board of Trustees approved a resolution to merge the Portfolio into the EQ Advisors Trust, a registered investment company managed by The Equitable Life Assurance Society of the United States, a subsidiary of AXA Financial, Inc. The merger must be approved by the shareholders of the Portfolio. The merger is conditioned upon the completion of the proposed acquisition of The MONY Group Inc. (the parent of Enterprise Capital Management, Inc.) by AXA Financial, Inc., which must be approved by a vote of The MONY Group Inc. shareholders.

ENTERPRISE Accumulation Trust

12

Report of Independent Auditors

To the Board of Trustees of

Enterprise Accumulation Trust and Shareholders of

Capital Appreciation Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Capital Appreciation Portfolio (one of the portfolios constituting Enterprise Accumulation Trust, hereafter referred to as the “Portfolio”) at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

February 12, 2004

ENTERPRISE Accumulation Trust

13

TRUSTEES AND OFFICERS

NAME, ADDRESS, AND (YEAR OF BIRTH)	POSITIONS HELD	YEAR ELECTED	PRINCIPAL OCCUPATIONS PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN COMPLEX	OTHER DIRECTORSHIPS

NON-INTERESTED PARTIES:

Arthur T. Dietz Atlanta, GA (1923)	Trustee and Audit Committee Member	1994	President, ATD Advisory Corp.	16	EGF - 22 Funds

Arthur Howell, Esquire Atlanta, GA (1918)	Trustee and Audit Committee Chairman	1994	Of Counsel, Alston & Bird LLP (law firm)	16	EGF - 22 Funds

William A. Mitchell, Jr. Atlanta, GA (1940)	Trustee	1994	Chairman, Carter & Associates (real estate development)	16	EGF - 22 Funds

Lonnie H. Pope Macon, GA (1934)	Trustee and Audit Committee Member	1994	CEO, Longleaf Industries, Inc. (chemical manufacturing)	16	EGF - 22 Funds

INTERESTED PARTIES:

Victor Ugolyn Atlanta, GA (1947)	Chairman, President & Chief Executive Officer, Trustee	1994	Chairman, President & CEO, ECM, EAT, EGF, and EFD	16	EGF - 22 Funds, EGF plc - 7 Portfolios

Michael I. Roth New York, NY (1945)	Trustee	1994	Chairman and CEO, The MONY Group Inc.	16	EGF - 22 Funds, EGF plc - 7 Portfolios The MONY Group Inc., Pitney Bowes, Inc., Interpublic Group of Companies, Inc.

Samuel J. Foti New York, NY (1952)	Trustee	1994	President and COO, The MONY Group Inc.	16	The MONY Group Inc. EGF - 22 Funds, EGF plc - 7 Portfolios

Phillip G. Goff Atlanta, GA (1963)	Vice President and Chief Financial Officer	1995	Senior Vice President and CFO, EFD; Vice President and CFO, EAT, EGF and ECM; Controller, MSF	—	—

Herbert M. Williamson Atlanta, GA (1951)	Treasurer and Assistant Secretary	1994	Vice President, ECM; Assistant Secretary and Treasurer, EAT, EGF, ECM and EFD	—	—

Catherine R. McClellan Atlanta, GA (1955)	Secretary	1994	Secretary, EAT, EGF and MSF; Senior Vice President, Secretary and Chief Counsel, ECM and EFD	—	—

Footnotes:

EGF - The Enterprise Group of Funds, Inc.	EFD - Enterprise Fund Distributors, Inc.
EAT - Enterprise Accumulation Trust	EGF plc - Enterprise Global Funds plc
ECM - Enterprise Capital Management, Inc.	MSF - MONY Series Fund, Inc.

The Enterprise Accumulation Trust Statement of Additional Information (SAI) includes additional information about the Trustees and is available, without charge, upon request by calling 1-800-432-4320.

ENTERPRISE Accumulation Trust

14

Enterprise Accumulation Trust

CAPITAL APPRECIATION PORTFOLIO

Investment Adviser

Enterprise Capital Management, Inc.

Atlanta Financial Center

3343 Peachtree Road, Suite 450

Atlanta, Georgia 30326

Custodian and Transfer Agent

State Street Bank and Trust Company

P. O. Box 1713

Boston, Massachusetts 02105

Independent Auditors

PricewaterhouseCoopers LLP

250 West Pratt Street Suite 2100

Baltimore, Maryland 21201

This report is authorized for distribution only to contractholders and to others who have received a copy of this Trust’s prospectus.

ENTERPRISE Accumulation Trust

15

Enterprise Deep Value Portfolio

SUBADVISER’S COMMENTS

Wellington Management Company, LLP

Boston, Massachusetts

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for Enterprise Accumulation Trust.

Wellington Management Company, LLP (“Wellington”), which manages approximately $394 billion for institutional clients and whose usual investment minimum for this investment objective is $20 million, is subadviser to the Enterprise Deep Value Portfolio.

Investment Objective

The objective of the Enterprise Deep Value Portfolio is total return through capital appreciation with income as a secondary consideration.

2003 Performance Review

How did the Portfolio perform for the year ended December 31, 2003?

The Portfolio commenced operations on May 1, 2003. For the period ended December 31, 2003, the Portfolio returned 23.27%. The Portfolio underperformed its benchmark, the Russell 1000 Value Index, which returned 25.62%. The Portfolio underperformed its peer group, the Lipper Large-Cap Value Funds Index, which returned 24.09%.

Enterprise performance numbers do not include variable account or insurance contract expenses. Performance numbers are also not adjusted for any taxes paid by a shareholder. Remember that historic performance does not predict future performance. The investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

*The Russell 1000 Value Index is an unmanaged index of the stocks included in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. The Lipper Large-Cap Value Funds Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper Large-Cap Value Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index. The performance period for the Russell 1000 Value Index and the Lipper Large-Cap Value Funds Index is 4/30/03 to 12/31/03.

ENTERPRISE Accumulation Trust

1

Enterprise Deep Value Portfolio

SUBADVISER’S COMMENTS — (Continued)

How would you describe the investment environment during the period?

Anxiety and stalling U.S. and global economies drove the market lower during the first three months of 2003. However, when it became apparent that the Iraqi war might be shorter than some of the forecasts, the market rallied toward the end of March. This rally continued through the next three months. As the geopolitical tensions abated, first quarter earnings came in better than expected and investors anticipated a turn in the economy. After a strong second quarter, the U.S. equity markets treaded water during the third quarter, as investor enthusiasm cooled in the face of weaker than expected job growth and a weaker U.S. dollar. The 2003 rebound in the U.S. equity market was punctuated by a strong fourth quarter, with investors focusing on a strengthening economy, better earnings and a Fed that was committed to keeping interest rates low. Coupled with this rebounding stock market, however, was the increasing reward that was attributed to risk during 2003. The overarching theme of the rebounding stock market during the latter half of the year was the out-performance of more speculative stocks over companies with strong balance sheets and dependable earnings.

What strategies affected Portfolio performance during the period?

During the year, relative performance was positively impacted by stock selection in the health care, industrials and information technology sectors. Within health care, strong performing holdings included Pfizer, Inc. and Beckman Coulter, Inc. In the industrials sector, the Portfolio benefited from their leverage to global growth, the cyclical upturn in the sector and commodity price inflation. Strong holdings in this sector for the period were Rockwell Automation, Inc., Caterpillar, Inc. and Tyco International Ltd. The strong semiconductor cycle positively impacted many of the Portfolio’s holdings in the information technology sector. Beneficiaries of these secular trends were Texas Instruments, Teradyne, Inc. and Applied Materials, Inc.

Relative performance was negatively impacted by weak stock selection in the financials and energy sectors. Weak performers in financials included Bank of America Corporation, Marsh & McLennan Companies, Inc. and Washington Mutual, Inc. In the case of Bank of America, the late fall announcement of its intention to acquire FleetBoston weighed on the stock. While initial investor reaction was negative due to execution risk, the Bank of America stock now sells at a discount valuation compared to the group, despite its strong overall position. Marsh & McLennan came under pressure due to an allegation of impropriety at its subsidiary Putnam Investments. Finally, growing concerns about the effect of rising interest rates on the continued strength of the mortgage business at Washington Mutual adversely affected performance for the period. Within the energy sector, GlobalSantaFe Corporation was the primary performance detractor. The stock suffered due to profit shortfalls emanating from higher costs, the Iraqi war and reduced demand for oilrigs.

What changes were made to the Portfolio over the period?

Wellington increased the Portfolio’s sector weights in the information technology and industrials sectors, while decreasing the sector weights in telecommunication services and financials. Names added to the Portfolio in these categories included Nokia Corporation, CSX, PPL Corporation, ChevronTexaco Corporation and Dominion Resources, Inc. During the final quarter of 2003, Wellington intensified its cyclical bet in the Portfolio, as economic news came in better than expected. The Portfolio added to positions in basic materials, like Alcoa, Inc. and Dupont (E.I.) de Nemours Company, and increased its position in auto manufacturer General Motors Corporation. The Portfolio built positions in long-cycle names like IBM Corporation, Morgan Stanley, and Baxter International. These purchases were funded by the sale of positions that had achieved their price targets, like Texas Instruments and Ashland. The Portfolio also trimmed some technology names that approached their price targets, like Teradyne, Inc. and Applied Materials, Inc. In anticipation of rising concerns over the mortgage business in 2004, the Portfolio also trimmed its position in Washington Mutual. Finally, the Portfolio trimmed shares of telecommunications company SBC Communications, Inc. and eliminated AT&T Corporation.

Investments in small-capitalization and mid-capitalization stocks are generally riskier than large-capitalization stocks due to greater earnings and price fluctuations.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

ENTERPRISE Accumulation Trust

2

Enterprise Deep Value Portfolio

PORTFOLIO OF INVESTMENTS

December 31, 2003

	Number of Shares	Value

Domestic Common Stocks — 89.00%

Automotive — 1.53%

AutoNation Inc. (a)	500	$9,185
General Motors Corporation	1,080	57,672

		66,857

Banking — 8.57%

Bank of America Corporation	1,800	144,774
Bank One Corporation	950	43,311
National City Corporation	3,140	106,572
Wells Fargo & Company	1,350	79,501

		374,158

Cable — 2.08%

Comcast Corporation (Class A) (a)	2,910	91,025

Chemicals — 2.15%

Du Pont (E. I.) de Nemours & Company	2,050	94,074

Computer Hardware — 5.21%

Hewlett-Packard Company	4,570	104,973
International Business Machines Corporation	1,320	122,337

		227,310

Consumer Products — 1.92%

Kimberly-Clark Corporation	720	42,545
Nike, Inc. (Class B)	600	41,076

		83,621

Crude Oil & Petroleum — 6.85%

ChevronTexaco Corporation	950	82,070
Exxon Mobil Corporation	5,290	216,890

		298,960

Electrical Equipment — 0.93%

Emerson Electric Company	630	40,793

Electronics — 0.91%

Rockwell Automation Inc.	1,110	39,516

Energy — 2.03%

Exelon Corporation	920	61,051
Progress Energy Inc.	610	27,609

		88,660

Finance — 0.95%

Goldman Sachs Group Inc.	420	41,467

Food, Beverages & Tobacco — 3.41%

Coca-Cola Enterprises Inc.	1,320	28,869
Kellogg Company	1,990	75,779
PepsiCo Inc.	950	44,289

		148,937

	Number of Shares	Value

Hotels & Restaurants — 1.95%

McDonald’s Corporation	3,420	$84,919

Insurance — 0.19%

Marsh & McLennan Companies Inc.	170	8,141

Machinery — 2.38%

Caterpillar Inc.	1,250	103,775

Manufacturing — 0.96%

Illinois Tool Works Inc.	500	41,955

Media — 2.48%

Time Warner Inc. (a)	6,010	108,120

Medical Instruments — 1.52%

Beckman Coulter Inc.	630	32,023
C.R. Bard Inc.	420	34,125

		66,148

Medical Services — 1.43%

Baxter International Inc.	2,050	62,566

Metals & Mining — 3.28%

Alcoa Inc.	3,770	143,260

Misc. Financial Services — 7.57%

Citigroup Inc.	4,260	206,781
Fannie Mae	630	47,288
Morgan Stanley Dean Witter & Company	1,320	76,388

		330,457

Multi-Line Insurance — 0.89%

Hartford Financial Services Group Inc.	660	38,960

Oil Services — 2.08%

ConocoPhillips	400	26,228
GlobalSantaFe Corporation	2,600	64,558

		90,786

Paper & Forest Products — 2.27%

Weyerhaeuser Company	1,550	99,200

Pharmaceuticals — 3.94%

Pfizer Inc.	4,870	172,057

Property-Casualty Insurance — 2.99%

Chubb Corporation	420	28,602
St. Paul Companies Inc.	2,570	101,900

		130,502

Real Estate — 0.08%

Archstone Smith Trust	130	3,637

Retail — 3.29%

CVS Corporation	1,990	71,879
Dollar General Corporation	3,410	71,576

		143,455

ENTERPRISE Accumulation Trust

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Enterprise Deep Value Portfolio

PORTFOLIO OF INVESTMENTS — (Continued)

 December 31, 2003

	Number of Shares	Value

Savings and Loan — 1.43%

Washington Mutual Inc.	1,560	$62,587

Semiconductors — 3.70%

Applied Materials Inc. (a)	3,520	79,024
Teradyne Inc. (a)	3,250	82,712

		161,736

Telecommunications — 3.59%

BellSouth Corporation	1,610	45,563
SBC Communications Inc.	2,030	52,922
Verizon Communications Inc.	1,660	58,233

		156,718

Transportation — 1.89%

CSX Corporation	1,230	44,206
Southwest Airlines Company	2,360	38,091

		82,297

Utilities — 1.88%

Dominion Resources Inc.	660	42,128
National Fuel Gas Company	640	15,642
PPL Corporation	230	10,062
SCANA Corporation	420	14,385

		82,217

Waste Management — 2.67%

Republic Services Inc.	4,550	116,616

Total Domestic Common Stocks
(Identified cost $3,500,841)		3,885,487

	Number of Shares	Value

Foreign Stocks — 7.88%

Insurance — 0.42%

ACE Ltd.	440	$18,225

Manufacturing — 2.76%

Tyco International Ltd.	4,550	120,575

Oil Services — 2.84%

Shell Transport & Trading Company (ADR)	2,750	123,832

Wireless Communications — 1.86%

Nokia Corporation (Class A) (ADR)	4,790	81,430

Total Foreign Stocks
(Identified cost $295,446)		344,062

Total Investments
(Identified cost $3,796,287)		$4,229,549

Other Assets Less Liabilities — 3.12%		136,222

Net Assets — 100%		$4,365,771

(a)	Non-income producing security.
(ADR)	American Depository Receipt.

See notes to financial statements.

ENTERPRISE Accumulation Trust

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Enterprise Deep Value Portfolio

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

Assets:

Investments at value	$4,229,549
Cash	77,845
Investment income receivable	4,446
Receivable for fund shares sold	37,085
Receivable for investments sold	15,120
Due from investment adviser	5,258
Other assets	100

Total assets	4,369,403

Liabilities:

Payable for fund shares redeemed	843
Shareholder servicing fees payable	386
Distributions payable	129
Accrued expenses and other liabilities	2,274

Total liabilities	3,632

Net assets	$4,365,771

Analysis of net assets:

Paid-in capital	$3,901,229
Undistributed (accumulated) net investment income (loss)	—
Undistributed (accumulated) net realized gain (loss)	31,280
Unrealized appreciation (depreciation)	433,262

Net assets	$4,365,771

Shares outstanding	357,986

Net asset value per share	$12.20

Investments at cost	$3,796,287

See notes to financial statements.

ENTERPRISE Accumulation Trust

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Enterprise Deep Value Portfolio

STATEMENT OF OPERATIONS

For the Period May 1, 2003(1) to December 31, 2003
Investment income:

Dividends (net of foreign taxes withheld of $43)	$31,650
Interest	323

Total investment income	31,973

Expenses:

Custodian and fund accounting fees	10,698
Investment advisory fees	10,500
Shareholder servicing fees	1,204
Audit and legal fees	843
Reports to shareholders	173
Trustees’ fees	76
Other expenses	228

Total expenses	23,722

Expense reimbursement	(9,021)

Total expenses, net of reimbursement	14,701

Net investment income (loss)	17,272

Realized and unrealized gain (loss)—net:

Net realized gain (loss) on investments	57,104
Net change in unrealized gain (loss) on investments	433,262

Net realized and unrealized gain (loss)	490,366

Net increase (decrease) in net assets resulting from operations	$507,638

(1)	Commencement of operations.

See notes to financial statements.

ENTERPRISE Accumulation Trust

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Enterprise Deep Value Portfolio

STATEMENT OF CHANGES IN NET ASSETS

For the Period May 1, 2003 through December 31, 2003
From operations:

Net investment income (loss)	$17,272
Net realized gain (loss)	57,104
Net change in unrealized gain (loss)	433,262

Increase (decrease) in net assets resulting from operations	507,638

Distributions to shareholders from:

Net investment income	(17,982)
Net realized gains	(25,114)

Total distributions to shareholders	(43,096)

From capital share transactions:

Shares sold	5,088,555
Reinvestment of distributions	14,066
Shares redeemed	(1,201,392)

Total increase (decrease) in net assets resulting from capital share transactions	3,901,229

Total increase (decrease) in net assets	4,365,771

Net assets:

Beginning of period	—

End of period	$4,365,771

Capital share activity:

Shares issued	463,649
Shares issued in reinvestment of distributions	1,179
Shares redeemed	(106,842)

Net increase (decrease)	357,986

Undistributed (accumulated) net investment income (loss)	$—

See notes to financial statements.

ENTERPRISE Accumulation Trust

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Enterprise Deep Value Portfolio

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD IS AS FOLLOWS:

	For the Period May 1, 2003 through December 31, 2003

Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income (loss)C	0.07
Net realized and unrealized gain (loss) on investments	2.25

Total from investment operations	2.32

Less dividends and distributions:
Dividends from net investment income	(0.05)
Distributions from capital gains	(0.07)

Total distributions	(0.12)

Net asset value, end of period	$12.20

Total return	23.27	%B
Net assets end of period (in thousands)	$4,366
Ratio of expenses to average net assets	1.05	%A
Ratio of expenses to average net assets (excluding reimbursement)	1.69	%A
Ratio of net investment income (loss) to average net assets	1.23	%A
Portfolio turnover rate	23%

A	Annualized.
B	Not annualized.
C	Based on average shares outstanding.

See notes to financial statements.

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Notes to Financial Statements

December 31, 2003

1. Organization

Enterprise Accumulation Trust (the “Trust”) was organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust is authorized to issue an unlimited number of shares of beneficial interest for the portfolios contained therein. The Trust is currently offered only to separate accounts of certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies. The financial statements herein are those of the Deep Value Portfolio (the “Portfolio”). The financial statements of the other portfolios are reported separately. The assets of each portfolio are segregated, and a shareholder’s interest is limited to the portfolio in which shares are held. The prospectus provides a detailed description of the portfolios’ investment objectives and strategies.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Deep Value Portfolio in the preparation of its financial statements:

Use of Estimates in Preparation of Financial Statements — Preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decreases of net assets from operations during the reporting period. Actual results could differ from those estimates. In the normal course of business, the Portfolio may enter into contracts that provide general indemnifications. The maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated; however, based on experience, the risk of any loss from such claims is considered remote.

Valuation of Investments — Investment securities, other than debt securities, listed on either a national or foreign securities exchange or traded in the over-the-counter National Market System are valued each business day at the official closing price (typically the last reported sale price) on the exchange on which the security is primarily traded. In certain instances a fair value will be assigned when Enterprise Capital Management, Inc. (“ECM”) believes that a significant event has occurred after the close of an exchange or market, but before the net asset value calculation. If there are no current day sales, the securities are valued at their last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at their last quoted bid price. Debt securities (other than certain short-term obligations) are valued each business day by an independent pricing service approved by the Board of Trustees. Short-term debt securities with 61 days or more to maturity at time of purchase are valued at market value through the 61st day prior to maturity, based on quotations received from market makers or other appropriate sources; thereafter, any unrealized appreciation or depreciation existing on the 61st day is amortized to par on a straight-line basis over the remaining number of days to maturity. Short-term securities with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market value. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Trustees.

Special Valuation Risks — Any foreign denominated assets held by the Portfolio may involve risks not typically associated with domestic transactions including but not limited to, unanticipated movements in exchange rates, the degree of government supervision and regulation of security markets and the possibility of political or economic instability.

Repurchase Agreements — The Portfolio may acquire securities subject to repurchase agreements. Under a typical repurchase agreement, the Portfolio would acquire a debt security for a relatively short period (usually for one day and not for more than one week) subject to an obligation of the seller to repurchase and of the Portfolio to resell the debt security at an agreed-upon higher price, thereby establishing a fixed investment return during the Portfolio’s holding period. Under each repurchase agreement, it is the Portfolio’s policy to receive, as collateral, U.S. Government or Agency securities whose market value (including interest) is at least equal to the repurchase price In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in

ENTERPRISE Accumulation Trust

9

Notes to Financial Statements — (Continued)

December 31, 2003

satisfaction of the obligation. In the event of default or bankruptcy by the counterparty, realization or retention of the collateral or proceeds may be subject to legal proceedings.

Illiquid Securities — At times, the Portfolio may hold, up to its SEC or prospectus defined limitations, illiquid securities that it may not be able to sell at the price used by the Portfolio. Although it is expected that the fair value currently represents the current realizable value on disposition of such securities, there is no guarantee that the Portfolio will be able to do so. In addition, the Portfolio may incur certain costs related to the disposition of such securities. Any securities that have been deemed to be illiquid are denoted as such in the Portfolio of Investments.

Security Transactions and Investment Income — Security transactions are accounted for on the trade date. Realized gains and losses from security transactions are determined on the basis of identified cost and realized gains and losses from currency transactions are determined on the basis of average cost. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis. Corporate actions, including dividends on foreign securities are recorded on the ex-dividend date. Premiums and discounts on securities are amortized daily for both financial and tax purposes, using the effective interest method.

Expenses — The Portfolio bears expenses incurred specifically on its behalf, such as advisory and custodian fees, as well as a portion of the common expenses of the Trust, which are generally allocated to each Portfolio based on average net assets.

Federal Income Taxes — No provision for Federal income or excise taxes is required because the Portfolio intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute substantially all of its taxable income to shareholders.

Dividends and Distributions — Dividends and distributions to shareholders from net investment income and net realized capital gains, if any, are declared and paid at least annually. Dividends and distributions are recorded on the ex-dividend date.

3. Transactions with Affiliates

An investment advisory fee is payable monthly to ECM, a wholly-owned subsidiary of MONY Life Insurance Company, and is computed as a percentage of the Portfolio’s average daily net assets as of the close of business each day at an annual rate of 0.75%. MONY Life Insurance Company also provides sub-transfer agency, printing and other services to the Portfolio. For the period ended December 31, 2003, the Portfolio paid MONY Life Insurance Company $1,204 for these services. ECM has contractually agreed to limit the Portfolio’s expense ratio to 1.05% through April 30, 2004.

The MONY Group Inc. and its subsidiaries and affiliates had an investment of $2,854,630 in the Portfolio at December 31, 2003.

4. Investment Transactions

For the period ended December 31, 2003, purchases and sales proceeds of investment securities, other than short-term securities, were as follows:

U.S. Government / Agency Obligations		Other Investment Securities
Purchases	Sales	Purchases	Sales
—	—	$4,278,101	$538,918

5. Borrowings

The Trust and another series of mutual funds advised by ECM are parties to a $40 million redemption line of credit with State Street Bank and Trust Co. whereby each portfolio may borrow up to its prospectus defined limitation. The Trust pays an allocated portion of an annual commitment fee equal to 0.10% of the committed amount. The Portfolio had no loans outstanding at any time during the period ended December 31, 2003.

ENTERPRISE Accumulation Trust

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Notes to Financial Statements — (Continued)

December 31, 2003

6. Federal Income Tax Information

Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. At times, these differences are primarily due to differing treatments for losses deferred due to wash sales.

Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid in capital. These reclassifications have no effect on net assets or net asset value per share. Any taxable gain remaining at fiscal year end is distributed in the following year.

At December 31, 2003, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value were as follows:

Tax Cost	Tax Unrealized Gain	Tax Unrealized Loss	Net Unrealized Gain
$3,800,690	$438,162	$9,303	$428,859

The tax character of distributions paid in 2003 was as follows:

Ordinary Income	Long-Term Gain	Total Distributions
$43,096	—	$43,096

The tax character of distributable earnings/accumulated losses at December 31, 2003 was as follows:

Undistributed Ordinary Gain	Undistributed Long-Term Gain	Capital Loss Carryforward
$35,683	—	—

7. Subsequent Event

On January 13, 2004, the Board of Trustees approved a resolution to merge the Portfolio into the EQ Advisors Trust, a registered investment company managed by The Equitable Life Assurance Society of the United States, a subsidiary of AXA Financial, Inc. The merger must be approved by the shareholders of the Portfolio. The merger is conditioned upon the completion of the proposed acquisition of The MONY Group Inc. (the parent of Enterprise Capital Management, Inc.) by AXA Financial, Inc., which must be approved by a vote of The MONY Group Inc. shareholders.

ENTERPRISE Accumulation Trust

11

Report of Independent Auditors

To the Board of Trustees of

Enterprise Accumulation Trust and Shareholders of

Deep Value Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Deep Value Portfolio (one of the portfolios constituting Enterprise Accumulation Trust, hereafter referred to as the “Portfolio”) at December 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the period May 1, 2003 (commencement of operations) through December 31, 2003, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2003 by correspondence with the custodian, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

February 12, 2004

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Tax Reporting Information (Unaudited)

The portfolio had 42% of its 2003 ordinary income distributions qualify for the corporate dividends received deduction (“DRD”) and 42% of the ordinary income distributions qualify as qualifying dividend income (“QDI”).

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TRUSTEES AND OFFICERS

NAME, ADDRESS, AND (YEAR OF BIRTH)	POSITIONS HELD	YEAR ELECTED	PRINCIPAL OCCUPATIONS PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN COMPLEX	OTHER DIRECTORSHIPS

NON-INTERESTED PARTIES:

Arthur T. Dietz Atlanta, GA (1923)	Trustee and Audit Committee Member	1994	President, ATD Advisory Corp.	16	EGF - 22 Funds

Arthur Howell, Esquire Atlanta, GA (1918)	Trustee and Audit Committee Chairman	1994	Of Counsel, Alston & Bird LLP (law firm)	16	EGF - 22 Funds

William A. Mitchell, Jr. Atlanta, GA (1940)	Trustee	1994	Chairman, Carter & Associates (real estate development)	16	EGF - 22 Funds

Lonnie H. Pope Macon, GA (1934)	Trustee and Audit Committee Member	1994	CEO, Longleaf Industries, Inc. (chemical manufacturing)	16	EGF - 22 Funds

INTERESTED PARTIES:

Victor Ugolyn Atlanta, GA (1947)	Chairman, President & Chief Executive Officer, Trustee	1994	Chairman, President & CEO, ECM, EAT, EGF, and EFD	16	EGF - 22 Funds, EGF plc - 7 Portfolios

Michael I. Roth New York, NY (1945)	Trustee	1994	Chairman and CEO, The MONY Group Inc.	16	EGF - 22 Funds, EGF plc - 7 Portfolios The MONY Group Inc., Pitney Bowes, Inc., Interpublic Group of Companies, Inc.

Samuel J. Foti New York, NY (1952)	Trustee	1994	President and COO, The MONY Group Inc.	16	The MONY Group Inc. EGF - 22 Funds, EGF plc - 7 Portfolios

Phillip G. Goff Atlanta, GA (1963)	Vice President and Chief Financial Officer	1995	Senior Vice President and CFO, EFD; Vice President and CFO, EAT, EGF and ECM; Controller, MSF	—	—

Herbert M. Williamson Atlanta, GA (1951)	Treasurer and Assistant Secretary	1994	Vice President, ECM; Assistant Secretary and Treasurer, EGF, EAT, ECM and EFD	—	—

Catherine R. McClellan Atlanta, GA (1955)	Secretary	1994	Secretary, EAT, EGF and MSF; Senior Vice President, Secretary and Chief Counsel, ECM and EFD	—	—

Footnotes:

EGF - The Enterprise Group of Funds, Inc.	EFD - Enterprise Fund Distributors, Inc.
EAT - Enterprise Accumulation Trust	EGF plc - Enterprise Global Funds plc
ECM - Enterprise Capital Management, Inc.	MSF - MONY Series Fund, Inc.

The Enterprise Accumulation Trust Statement of Additional Information (SAI) includes additional information about the Trustees and is available, without charge, upon request by calling 1-800-432-4320.

ENTERPRISE Accumulation Trust

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Enterprise Accumulation Trust

DEEP VALUE PORTFOLIO

Investment Adviser

Enterprise Capital Management, Inc.

Atlanta Financial Center

3343 Peachtree Road, Suite 450

Atlanta, Georgia 30326

Custodian and Transfer Agent

State Street Bank and Trust Company

P. O. Box 1713

Boston, Massachusetts 02105

Independent Auditors

PricewaterhouseCoopers LLP

250 West Pratt Street Suite 2100

Baltimore, Maryland 21201

This report is authorized for distribution only to contractholders and to others who have received a copy of this Trust’s prospectus.

ENTERPRISE Accumulation Trust

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Enterprise Equity Portfolio

SUBADVISER’S COMMENTS

TCW Investment Management Company

Los Angeles, California

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for Enterprise Accumulation Trust.

TCW Investment Management Company (“TCW”), a wholly owned subsidiary of TCW Group, Inc., is subadviser to the Enterprise Equity Portfolio. TCW manages approximately $89.6 billion for institutional clients and its normal investment minimum for this investment objective is $100 million.

Investment Objective

The objective of the Enterprise Equity Portfolio is long-term capital appreciation.

2003 Performance Review

How did the Portfolio perform for the year ended December 31, 2003?

For the period ended December 31, 2003, the Portfolio returned 52.94%. The Portfolio outperformed its benchmark, the S&P 500 Index, which returned 28.69%. The Portfolio outperformed its peer group, the Lipper Large-Cap Growth Funds Index, which returned 26.96%.

Enterprise performance numbers do not include variable account or insurance contract expenses. Performance numbers are also not adjusted for any taxes paid by a shareholder. Remember that historic performance does not predict future performance. The investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

*The S&P 500 Index is an unmanaged broad-based index that includes the common stock of 500 companies that tend to be important leaders in important industries within the U.S. economy. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. The Lipper Large-Cap Growth Funds Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper Large-Cap Growth Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.

ENTERPRISE Accumulation Trust

1

Enterprise Equity Portfolio

SUBADVISER’S COMMENTS — (Continued)

How would you describe the investment environment during the period?

The 2003 market typified the classic bear market recovery. The rally was is in line with the typical recovery after a protracted bear market. Economically sensitive and even speculative stocks performed best as the war with Iraq came to a quick conclusion and the economy improved. Moreover, small-cap issues did better than large-cap issues. The advance of the stock market roughly equaled the year over year improvement in profits for the S&P 500. Therefore this advance was accomplished with very little valuation multiple expansion.

What strategies affected Portfolio performance during the period?

Throughout the year, TCW continued to emphasize leading businesses, which possessed either product or process advantages. Early in the year there was broad-based skepticism about the sustainability of the economic recovery and the risk of going to war with Iraq. In the face of this, the Portfolio maintained selective exposure to top tier technology and retail stocks. These were out of favor early but provided very strong performance as the war came to a conclusion and economic growth accelerated. Additionally, the recognition that three dominant electronic commerce companies, namely Amazon, eBay, Inc. and Yahoo!, Inc., were on the threshold of rapid improvements in profitability resulted in these three names being among the Portfolio’s best overall performers for the year.

The Portfolio was balanced with leading health care, financial, industrial and consumer holdings. A number of these, too, were significant performers. TCW’s largest position, Progressive Corporation continued to advance as the company enjoyed superior profitability and growth in the auto insurance space. Genentech, Inc. had a strong year while many bio-tech companies lagged the market on a relative basis. Much of their gain resulted from favorable FDA approvals and the expanded potential of their cancer drug, Avastin.

What changes were made to the Portfolio over the period?

Each of the additives capitalizes on a trend where an aging America seeks experiences and is willing to pay up for a premium product. Sales were not related to a single theme, but rather an acknowledgement that the growth opportunity for companies such as Biogen, Juniper Networks, Paychex, Pfizer and Siebel Systems was improved. TCW also added stocks such as Harley Davidson, Starbucks, Viacom, Walgreen and Yahoo!.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

ENTERPRISE Accumulation Trust

2

Enterprise Equity Portfolio

PORTFOLIO OF INVESTMENTS

 December 31, 2003

	Number of Shares	Value

Domestic Common Stocks — 99.44%

Biotechnology — 12.27%

Amgen Inc. (a)	182,200	$11,259,960
Genentech Inc. (a)	183,580	17,177,581
MedImmune Inc. (a)	247,300	6,281,420

		34,718,961

Broadcasting — 1.58%

Viacom Inc. (Class B)	100,700	4,469,066

Computer Hardware — 6.42%

Cisco Systems Inc. (a)	337,000	8,185,730
Dell Inc. (a)	293,900	9,980,844

		18,166,574

Computer Services — 14.04%

Network Appliance Inc. (a) (o)	722,785	14,838,776
Pixar Inc. (a) (o)	143,000	9,908,470
Yahoo! Inc. (a)	331,700	14,982,889

		39,730,135

Computer Software — 1.80%

Microsoft Corporation	185,300	5,103,162

Consumer Durables — 1.86%

Harley-Davidson Inc.	110,500	5,252,065

Electrical Equipment — 1.85%

General Electric Company	168,800	5,229,424

Hotels & Restaurants — 2.17%

Starbucks Corporation (a)	186,000	6,149,160

Insurance — 12.44%

AFLAC Inc. (o)	196,600	7,112,988
Progressive Corporation	335,885	28,076,627

		35,189,615

Misc. Financial Services — 3.61%

Charles Schwab Corporation	863,330	10,221,827

Multi-Line Insurance — 1.69%

American International Group Inc.	72,150	4,782,102

Pharmaceuticals — 3.24%

Eli Lilly & Company	130,500	9,178,065

Retail — 15.44%

Amazon.com Inc. (a)	364,230	19,173,067
eBay Inc. (a)	208,600	13,473,474
Wal-Mart Stores Inc.	113,100	5,999,955
Walgreen Company	138,200	5,027,716

		43,674,212

	Number of Shares, Units or Principal Amount	Value

Semiconductors — 16.74%

Applied Materials Inc. (a)	512,160	$11,497,992
Intel Corporation	333,200	10,729,040
Maxim Integrated Products Inc. (o)	309,100	15,393,180
Xilinx Inc. (a)	251,800	9,754,732

		47,374,944

Telecommunications — 1.91%

QUALCOMM Inc.	100,300	5,409,179

Transportation — 2.38%

Southwest Airlines Company	416,450	6,721,503

Total Domestic Common Stocks
(Identified cost $246,965,735)		281,369,994

Other Investments — 1.51%

Securities Lending Quality Trust (s)	4,268,340	4,268,340

Total Other Investments
(Identified cost $4,268,340)		4,268,340

Repurchase Agreement — 0.69%

State Street Bank & Trust Repurchase Agreement, 0.70% due 01/02/04 Proceeds $1,942,076 Collateral: U.S. Treasury Bond $1,950,000, 2.875% due 06/30/04 Value $1,981,841	$1,942,000	1,942,000

Total Repurchase Agreement
(Identified cost $1,942,000)		1,942,000

Total Investments
(Identified cost $253,176,075)		$287,580,334

Other Assets Less Liabilities — (1.64)%		(4,635,155)

Net Assets — 100%		$282,945,179

(a)	Non-income producing security.
(o)	Security, or portion thereof, out on loan at December 31, 2003.
(s)	Represents investment of cash collateral received from securities on loan (see note 5).

See notes to financial statements.

ENTERPRISE Accumulation Trust

3

Enterprise Equity Portfolio

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

Assets:

Investments at value, including securities loaned valued at $4,178,855 (Note 5)	$287,580,334
Cash	205
Investment income receivable	53,523
Receivable for fund shares sold	18,039
Other assets	12,474

Total assets	287,664,575

Liabilities:

Payable for fund shares redeemed	321,034
Payable upon return of securities loaned (Note 5)	4,268,340
Shareholder servicing fees payable	70,565
Accrued expenses and other liabilities	59,457

Total liabilities	4,719,396

Net assets	$282,945,179

Analysis of net assets:

Paid-in capital	$380,914,219
Undistributed (accumulated) net investment income (loss)	—
Undistributed (accumulated) net realized gain (loss)	(132,373,299)
Unrealized appreciation (depreciation)	34,404,259

Net assets	$282,945,179

Shares outstanding	15,118,017

Net asset value per share	$18.72

Investments at cost	$253,176,075

See notes to financial statements.

ENTERPRISE Accumulation Trust

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Enterprise Equity Portfolio

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2003

Investment income:

Dividends	$786,992
Interest	46,142
Securities lending income	17,646

Total investment income	850,780

Expenses:

Investment advisory fees	1,918,476
Shareholder servicing fees	519,838
Audit and legal fees	64,428
Custodian and fund accounting fees	50,346
Reports to shareholders	19,015
Trustees’ fees	8,984
Other expenses	11,808

Total expenses	2,592,895

Expenses reduced by expense offset arrangements	(51,704)

Total expenses, net of expense offset arrangements	2,541,191

Net investment income (loss)	(1,690,411)

Realized and unrealized gain (loss)—net:

Net realized gain (loss) on investments	(42,657,049)
Net change in unrealized gain (loss) on investments	143,904,975

Net realized and unrealized gain (loss)	101,247,926

Net increase (decrease) in net assets resulting from operations	$99,557,515

See notes to financial statements.

ENTERPRISE Accumulation Trust

5

Enterprise Equity Portfolio

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2003	2002
From operations:

Net investment income (loss)	$(1,690,411)	$(1,528,915)
Net realized gain (loss)	(42,657,049)	(62,598,017)
Net change in unrealized gain (loss)	143,904,975	(34,182,575)

Increase (decrease) in net assets resulting from operations	99,557,515	(98,309,507)

Distributions to shareholders from:

Net investment income	—	—
Net realized gains	—	—

Total distributions to shareholders	—	—

From capital share transactions:

Shares sold	21,220,780	29,106,977
Shares redeemed	(37,419,967)	(78,530,627)

Total increase (decrease) in net assets resulting from capital share transactions	(16,199,187)	(49,423,650)

Total increase (decrease) in net assets	83,358,328	(147,733,157)

Net assets:

Beginning of period	199,586,851	347,320,008

End of period	$282,945,179	$199,586,851

Capital share activity:

Shares issued	1,367,710	1,883,773
Shares redeemed	(2,553,176)	(5,615,529)

Net increase (decrease)	(1,185,466)	(3,731,756)

Undistributed (accumulated) net investment income (loss)	—	—

See notes to financial statements.

ENTERPRISE Accumulation Trust

6

Enterprise Equity Portfolio

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

	For the Years Ended December 31,
	2003	2002	2001	2000	1999

Net asset value, beginning of period	$12.24	$17.34	$27.92	$38.62	$36.82

Income from investment operations:
Net investment income (loss)C	(0.11)	(0.08)	(0.14)	(0.21)	0.23
Net realized and unrealized gain (loss) on investments	6.59	(5.02)	(6.42)	0.27	4.86

Total from investment operations	6.48	(5.10)	(6.56)	0.06	5.09

Less dividends and distributions:
Dividends from net investment income	—	—	—	(0.29)	(0.52)
Distributions from capital gains	—	—	(4.02)	(10.47)	(2.77)

Total distributions	—	—	(4.02)	(10.76)	(3.29)

Net asset value, end of period	$18.72	$12.24	$17.34	$27.92	$38.62

Total return	52.94%	(29.41)%	(18.81)%	(5.18)%	15.61%
Net assets end of period (in thousands)	$282,945	$199,587	$347,320	$487,915	$587,324
Ratio of expenses to average net assets (excluding expense offset arrangements)	1.08%	0.90%	0.88%	0.87%	0.82%
Ratio of expenses to average net assets	1.06%	0.89%	0.88%	0.87%	0.82%
Ratio of net investment income (loss) to average net assets	(0.70)%	(0.58)%	(0.65)%	(0.55)%	0.63%
Portfolio turnover rate	19%	15%	21%	44%	155%

C	Based on average shares outstanding.

See notes to financial statements.

ENTERPRISE Accumulation Trust

7

Notes to Financial Statements

December 31, 2003

1. Organization

Enterprise Accumulation Trust (the “Trust”) was organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust is authorized to issue an unlimited number of shares of beneficial interest for the portfolios contained therein. The Trust is currently offered only to separate accounts of certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies. The financial statements herein are those of the Equity Portfolio (the “Portfolio”). The financial statements of the other portfolios are reported separately. The assets of each portfolio are segregated, and a shareholder’s interest is limited to the portfolio in which shares are held. The prospectus provides a detailed description of the portfolios’ investment objectives and strategies.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Equity Portfolio in the preparation of its financial statements:

Use of Estimates in Preparation of Financial Statements — Preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decreases of net assets from operations during the reporting period. Actual results could differ from those estimates. In the normal course of business, the Portfolio may enter into contracts that provide general indemnifications. The maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated; however, based on experience, the risk of any loss from such claims is considered remote.

Valuation of Investments — Investment securities, other than debt securities, listed on either a national or foreign securities exchange or traded in the over-the-counter National Market System are valued each business day at the official closing price (typically the last reported sale price) on the exchange on which the security is primarily traded. In certain instances a fair value will be assigned when Enterprise Capital Management, Inc. (“ECM”) believes that a significant event has occurred after the close of an exchange or market, but before the net asset value calculation. If there are no current day sales, the securities are valued at their last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at their last quoted bid price. Debt securities (other than certain short-term obligations) are valued each business day by an independent pricing service approved by the Board of Trustees. Short-term debt securities with 61 days or more to maturity at time of purchase are valued at market value through the 61st day prior to maturity, based on quotations received from market makers or other appropriate sources; thereafter, any unrealized appreciation or depreciation existing on the 61st day is amortized to par on a straight-line basis over the remaining number of days to maturity. Short-term securities with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market value. Portfolio investments in any investment companies, unit investment trusts or similar investment funds are valued daily at their closing net asset values (or unit value) per share on each valuation day. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Trustees.

Special Valuation Risks — Any foreign denominated assets held by the Portfolio may involve risks not typically associated with domestic transactions including but not limited to, unanticipated movements in exchange rates, the degree of government supervision and regulation of security markets and the possibility of political or economic instability.

Repurchase Agreements — The Portfolio may acquire securities subject to repurchase agreements. Under a typical repurchase agreement, the Portfolio would acquire a debt security for a relatively short period (usually for one day and not for more than one week) subject to an obligation of the seller to repurchase and of the Portfolio to resell the debt security at an agreed-upon higher price, thereby establishing a fixed investment return during the Portfolio’s holding period. Under each repurchase agreement, it is the Portfolio’s policy to receive, as collateral, U.S. Government or Agency securities whose market value (including interest) is at least equal to the repurchase price. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in

ENTERPRISE Accumulation Trust

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Notes to Financial Statements — (Continued)

December 31, 2003

satisfaction of the obligation. In the event of default or bankruptcy by the counterparty, realization or retention of the collateral or proceeds may be subject to legal proceedings.

Illiquid Securities — At times, the Portfolio may hold, up to its SEC or prospectus defined limitations, illiquid securities that it may not be able to sell at the price used by the Portfolio. Although it is expected that the fair value currently represents the current realizable value on disposition of such securities, there is no guarantee that the Portfolio will be able to do so. In addition, the Portfolio may incur certain costs related to the disposition of such securities. Any securities that have been deemed to be illiquid are denoted as such in the Portfolio of Investments.

Security Transactions and Investment Income — Security transactions are accounted for on the trade date. Realized gains and losses from security transactions are determined on the basis of identified cost and realized gains and losses from currency transactions are determined on the basis of average cost. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis. Corporate actions, including dividends on foreign securities are recorded on the ex-dividend date. Premiums and discounts on securities are amortized daily for both financial and tax purposes, using the effective interest method.

Expenses — The Portfolio bears expenses incurred specifically on its behalf, such as advisory and custodian fees, as well as a portion of the common expenses of the Trust, which are generally allocated to each Portfolio based on average net assets. The Portfolio may direct certain security trades to brokers who may pay a portion of the commissions for those trades to offset certain expenses of the Portfolio. This amount is reported in the Statement of Operations.

Federal Income Taxes — No provision for Federal income or excise taxes is required because the Portfolio intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute substantially all of its taxable income to shareholders.

Dividends and Distributions — Dividends and distributions to shareholders from net investment income and net realized capital gains, if any, are declared and paid at least annually. Dividends and distributions are recorded on the ex-dividend date.

3. Transactions with Affiliates

An investment advisory fee is payable monthly to ECM, a wholly-owned subsidiary of MONY Life Insurance Company, and is computed as a percentage of the Portfolio’s average daily net assets as of the close of business each day at an annual rate of 0.80% for the first $400 million, 0.75% for the next $400 million, and 0.70% for average daily net assets over $800 million. MONY Life Insurance Company also provides sub-transfer agency, printing and other services to the Portfolio. For the year ended December 31, 2003, the Portfolio paid MONY Life Insurance Company $519,838 for these services. ECM has voluntarily agreed to limit the Portfolio’s expense ratio to 1.15%.

4. Investment Transactions

For the year ended December 31, 2003, purchases and sales proceeds of investment securities, other than short-term securities, were as follows:

U.S. Government Agency Obligations		Other Investment Securities
Purchases	Sales	Purchases	Sales
—	—	$44,745,970	$61,984,738

5. Securities Lending

The Portfolio may lend portfolio securities to qualified institutions. Loans are required to be secured at all times by collateral at least equal to 102% of the market value of securities loaned. The Portfolio receives a portion of the income earned on the collateral and also continues to earn income on the loaned securities. Any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. The lending

ENTERPRISE Accumulation Trust

9

Notes to Financial Statements — (Continued)

December 31, 2003

agent provides the Portfolio with indemnification against losses due to borrower default. The Portfolio bears the risk of loss only with respect to the investment of any cash collateral. Any securities currently out on loan are denoted in the Portfolio of Investments.

The Portfolio generally receives cash as collateral for securities lending. The cash is invested in the Securities Lending Quality Trust (SLQT), a New Hampshire investment trust, organized and managed by State Street Bank & Trust, which is limited to investment activities incidental to or in support of the securities lending program organized and managed by State Street Bank & Trust.

6. Borrowings

The Trust and another series of mutual funds advised by ECM are parties to a $40 million redemption line of credit with State Street Bank and Trust Co. whereby each portfolio may borrow up to its prospectus defined limitation. The Trust pays an allocated portion of an annual commitment fee equal to 0.10% of the committed amount. The Portfolio had no loans outstanding at any time during the year ended December 31, 2003.

7. Federal Income Tax Information

Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. At times, these differences are primarily due to differing treatments for capital loss carryforwards utilized and net operating losses.

Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid in capital. These reclassifications have no effect on net assets or net asset value per share. Any taxable gain remaining at fiscal year end is distributed in the following year.

At December 31, 2003, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value were as follows:

Tax Cost	Tax Unrealized Gain	Tax Unrealized Loss	Net Unrealized Loss
$253,176,075	$65,049,694	$30,645,435	$34,404,259

The tax character of distributable earnings/accumulated losses at December 31, 2003 was as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Capital Loss Carryforward	Expiration
—	—	$132,373,300	2009-2011

8. Subsequent Event

On January 13, 2004, the Board of Trustees approved a resolution to merge the Portfolio into the EQ Advisors Trust, a registered investment company managed by The Equitable-Life Assurance Society of the United States, a subsidiary of AXA Financial, Inc. The merger must be approved by the shareholders of the Portfolio. The merger is conditioned upon the completion of the proposed acquisition of The MONY Group Inc. (the parent of Enterprise Capital Management, Inc.) by AXA Financial, Inc., which must be approved by a vote of The MONY Group Inc. shareholders.

ENTERPRISE Accumulation Trust

10

Report of Independent Auditors

To the Board of Trustees of Enterprise Accumulation Trust and Shareholders of Equity Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Equity Portfolio (one of the portfolios constituting Enterprise Accumulation Trust, hereafter referred to as the “Portfolio”) at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

February 12, 2004

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TRUSTEES AND OFFICERS

NAME, ADDRESS, AND (YEAR OF BIRTH)	POSITIONS HELD	YEAR ELECTED	PRINCIPAL OCCUPATIONS PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN COMPLEX	OTHER DIRECTORSHIPS

NON-INTERESTED PARTIES:

Arthur T. Dietz Atlanta, GA (1923)	Trustee and Audit Committee Member	1994	President, ATD Advisory Corp.	16	EGF - 22 Funds

Arthur Howell, Esquire Atlanta, GA (1918)	Trustee and Audit Committee Chairman	1994	Of Counsel, Alston & Bird LLP (law firm)	16	EGF - 22 Funds

William A. Mitchell, Jr. Atlanta, GA (1940)	Trustee	1994	Chairman, Carter & Associates (real estate development)	16	EGF - 22 Funds

Lonnie H. Pope Macon, GA (1934)	Trustee and Audit Committee Member	1994	CEO, Longleaf Industries, Inc. (chemical manufacturing)	16	EGF - 22 Funds

INTERESTED PARTIES:

Victor Ugolyn Atlanta, GA (1947)	Chairman, President & Chief Executive Officer, Trustee	1994	Chairman, President & CEO, ECM, EGF, EAT and EFD	16	EGF - 22 Funds, EGF plc - 7 Portfolios

Michael I. Roth New York, NY (1945)	Trustee	1994	Chairman and CEO, The MONY Group Inc.	16	EGF - 22 Funds, EGF plc - 7 Portfolios The MONY Group Inc., Pitney Bowes, Inc., Interpublic Group of Companies, Inc.

Samuel J. Foti New York, NY (1952)	Trustee	1994	President and COO, The MONY Group Inc.	16	The MONY Group Inc. EGF - 22 Funds, EGF plc - 7 Portfolios

Phillip G. Goff Atlanta, GA (1963)	Vice President and Chief Financial Officer	1995	Senior Vice President and CFO, EFD; Vice President and CFO, EGF, EAT, and ECM; Controller, MSF	—	—

Herbert M. Williamson Atlanta, GA (1951)	Treasurer and Assistant Secretary	1994	Vice President, ECM; Assistant Secretary and Treasurer, EGF, EAT, ECM and EFD	—	—

Catherine R. McClellan Atlanta, GA (1955)	Secretary	1994	Secretary, EAT, EGF and MSF; Senior Vice President, Secretary and Chief Counsel, ECM and EFD	—	—

Footnotes:

EGF - The Enterprise Group of Funds, Inc.	EFD - Enterprise Fund Distributors, Inc.
EAT - Enterprise Accumulation Trust	EGF plc - Enterprise Global Funds plc
ECM - Enterprise Capital Management, Inc.	MSF - MONY Series Fund, Inc.

The Enterprise Accumulation Trust Statement of Additional Information (SAI) includes additional information about the Trustees and is available, without charge, upon request by calling 1-800-432-4320.

ENTERPRISE Accumulation Trust

12

Enterprise Accumulation Trust

EQUITY PORTFOLIO

Investment Adviser

Enterprise Capital Management, Inc.

Atlanta Financial Center

3343 Peachtree Road, Suite 450

Atlanta, Georgia 30326

Custodian and Transfer Agent

State Street Bank and Trust Company

P. O. Box 1713

Boston, Massachusetts 02105

Independent Auditors

PricewaterhouseCoopers LLP

250 West Pratt Street Suite 2100

Baltimore, Maryland 21201

This report is authorized for distribution only to contractholders and to others who have received a copy of this Trust’s prospectus.

ENTERPRISE Accumulation Trust

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Enterprise Equity Income Portfolio

SUBADVISER’S COMMENTS

Boston Advisors, Inc.

Boston, Massachusetts

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for Enterprise Accumulation Trust.

Boston Advisors, Inc. (“Boston Advisors”) is subadviser to the Enterprise Equity Income Portfolio. Boston Advisors is a member of The MONY Group Inc. (NYSE: MNY) and manages approximately $4.1 billion for institutional clients. Its normal investment minimum is $5 million.

Investment Objective

The objective of the Enterprise Equity Income Portfolio is a combination of growth and income to achieve an above-average and consistent total return.

2003 Performance Review

How did the Portfolio perform for the year ended December 31, 2003?

For the period ended December 31, 2003, the Portfolio returned 26.65%. The Portfolio underperformed its benchmark, the S&P 500 Index, which returned 28.69%. In contrast, the Portfolio outperformed its peer group, the Lipper Equity Income Funds Index, which returned 25.83%.

Enterprise performance numbers do not include variable account or insurance contract expenses. Performance numbers are also not adjusted for any taxes paid by a shareholder. Remember that historic performance does not predict future performance. The investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

* The S&P Index is an unmanaged broad-based index that includes the common stocks of 500 companies that tend to be leaders in important industries within the U.S. economy. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. The S&P 500 Index replaces the S&P 500/Barra Value Index as the broad based index as it more appropriately reflects the Portfolio’s broad-based market. During 2003, an investment in the above hypothetical account for the Portfolio increased $2,322 or 26.65% compared to an increase of $2,750 or 31.79% in the S&P 500/Barra Value Index and an increase of $2,291 or 28.69% in the S&P 500 Index. The Lipper Equity Income Funds Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper Equity Income Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index. The performance period for the S&P 500 Index and the Lipper Equity Income Funds Index is 11/30/98 to 12/31/03.

ENTERPRISE Accumulation Trust

1

Enterprise Equity Income Portfolio

SUBADVISER’S COMMENTS — (Continued)

How would you describe the investment environment during the period?

The investment environment during the year was dynamic. Investors, scarred by negative market returns during the previous three years, were fairly pessimistic to start in 2003. This was especially true during the first quarter as stock prices declined because of worries over hostilities with Iraq and concerns about the economy. During the second quarter, however, stocks began recovering as war fears receded and evidence mounted that business conditions and profits were improving. However, investor doubts as to the sustainability of the expansion lingered well into the second half of the year, despite some of the best economic growth since the early 1980s. With this robust growth came stronger than expected corporate profits, which along with very low interest rates, enabled stocks to turn in one of their best performances in years. In sum, stock returns in 2003 proved far better than expected and were driven by strong profit growth and low interest rates, generally the by-products of stimulative fiscal and monetary policy.

A major change in the investment environment for investors was the passage of the Tax Reform Act last year. Specifically, the Act reduced tax rates on most dividends to 15%, equalizing the tax on these dividends and capital gains. Corporations responded quickly by initiating or increasing dividends. By Boston Advisors’ count, 228 companies in the S&P 500 Index raised their dividends a collective 266 times in 2003.

What strategies affected Portfolio performance during the period?

Boston Advisors’ strategy of investing only in companies with dividend yields higher than that of the S&P 500 Index and selling them when their dividend yield drops below that of the index was the most significant factor affecting performance during the year. As mentioned previously, shares of companies with below market yields dramatically outperformed those of companies with above market yields. For example, non-dividend paying stocks in the S&P 500 Index increased nearly 57% during 2003, nearly twice the return of the index.

What changes were made to the Portfolio over the period?

During the year, Boston Advisors reduced the Portfolio’s weighting in pharmaceutical and consumer staple stocks. Both are defensive sectors and lagged their more economically sensitive counterparts as the recovery gained momentum. Also during the year, Boston Advisors increased the Portfolio’s exposure to the consumer discretionary, auto and auto parts, and basic materials sectors. Against the backdrop of an improving economy, companies in these sectors are experiencing positive operating leverage as a result of having significantly reduced their breakeven levels through cost cutting and efficiency gains. Finally, the Portfolio’s exposure to utilities and financial stocks was increased due to inexpensive valuations and relatively high dividends.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

ENTERPRISE Accumulation Trust

2

Enterprise Equity Income Portfolio

PORTFOLIO OF INVESTMENTS

 December 31, 2003

	Number of Shares	Value

Domestic Common Stocks — 85.44%

Aerospace — 1.06%

Goodrich Corporation	17,200	$510,668

Automotive — 5.61%

Autoliv Inc.	17,600	662,640
Cummins Inc. (o)	5,100	249,594
Ford Motor Company	37,700	603,200
General Motors Corporation (o)	13,000	694,200
Johnson Controls Inc.	4,200	487,704

		2,697,338

Banking — 9.16%

Bank One Corporation	10,000	455,900
First Tennessee National Corporation	9,000	396,900
Independence Community Bank Corporation	11,000	395,670
J. P. Morgan Chase & Company	20,500	752,965
Popular Inc.	12,850	577,479
SouthTrust Corporation	6,900	225,837
U.S. Bancorp	28,600	851,708
Wells Fargo & Company	4,000	235,560
Zions Bancorporation	8,400	515,172

		4,407,191

Building & Construction — 1.67%

Vulcan Materials Company	16,900	803,933

Chemicals — 2.33%

Monsanto Company	25,400	731,012
RPM International Inc.	23,600	388,456

		1,119,468

Computer Services — 1.42%

Electronic Data Systems Corporation	27,900	684,666

Consumer Products — 2.33%

Briggs & Stratton Corporation	10,400	700,960
Colgate-Palmolive Company	4,200	210,210
Procter & Gamble Company	2,100	209,748

		1,120,918

Crude Oil & Petroleum — 0.77%

ChevronTexaco Corporation	4,300	371,477

Electrical Equipment — 0.90%

General Electric Company	13,900	430,622

Electronics — 2.61%

PerkinElmer Inc.	41,000	699,870
Rockwell Automation Inc.	15,600	555,360

		1,255,230

	Number of Shares	Value

Energy — 5.13%

Energen Corporation	17,200	$705,716
Entergy Corporation	11,700	668,421
Exelon Corporation	6,700	444,612
TXU Corporation	27,400	649,928

		2,468,677

Entertainment & Leisure — 1.07%

Harrah’s Entertainment Inc.	10,300	512,631

Food, Beverages & Tobacco — 3.05%

Archer-Daniels-Midland Company	18,000	273,960
J.M. Smucker Company	10,650	482,338
SUPERVALU Inc.	24,800	709,032

		1,465,330

Gaming — 2.02%

GTECH Holdings Corporation	13,900	687,911
Station Casinos Inc.	9,300	284,859

		972,770

Hotels & Restaurants — 3.68%

Mandalay Resort Group	15,100	675,272
McDonald’s Corporation	19,300	479,219
Starwood Hotels & Resorts Worldwide Inc.	17,100	615,087

		1,769,578

Insurance — 1.41%

Cigna Corporation	11,800	678,500

Machinery — 0.50%

Caterpillar Inc.	2,900	240,758

Manufacturing — 2.65%

Carlisle Companies Inc.	7,600	462,536
Eaton Corporation	7,500	809,850

		1,272,386

Metals & Mining — 1.98%

Alcoa Inc.	25,100	953,800

Misc. Financial Services — 3.03%

Citigroup Inc.	15,400	747,516
Morgan Stanley Dean Witter & Company	12,300	711,801

		1,459,317

Multi-Line Insurance — 3.40%

Lincoln National Corporation	17,900	722,623
Old Republic International Corporation	18,300	464,088
Sun Life Financial Inc.	18,000	450,360

		1,637,071

ENTERPRISE Accumulation Trust

3

Enterprise Equity Income Portfolio

PORTFOLIO OF INVESTMENTS — (Continued)

 December 31, 2003

	Number of Shares	Value

Oil Services — 6.55%

ConocoPhillips	11,900	$780,283
Marathon Oil Corporation	23,800	787,542
Occidental Petroleum Corporation	18,000	760,320
Sunoco Inc.	16,100	823,515

		3,151,660

Paper & Forest Products — 2.29%

Georgia-Pacific Group	24,600	754,482
MeadWestvaco Corporation	11,600	345,100

		1,099,582

Paper Products — 1.41%

Boise Cascade Corporation	20,600	676,916

Pharmaceuticals — 3.53%

Bristol-Myers Squibb Company	16,000	457,600
Merck & Company Inc.	9,100	420,420
Pfizer Inc.	15,300	540,549
Wyeth	6,600	280,170

		1,698,739

Property-Casualty Insurance — 2.44%

Allstate Corporation	16,000	688,320
St. Paul Companies Inc.	12,200	483,730

		1,172,050

Real Estate — 0.93%

General Growth Properties Inc.	16,100	446,775

Retail — 4.51%

J. C. Penney Company, Inc.	18,000	473,040
Limited Brands	38,400	692,352
May Department Stores Company	23,900	694,773
Sears Roebuck & Company	6,800	309,332

		2,169,497

Savings and Loan — 1.33%

Washington Mutual Inc.	15,900	637,908

Telecommunications — 1.15%

Sprint Corporation	33,700	553,354

Transportation — 2.16%

GATX Corporation	19,100	534,418
Teekay Shipping Corporation	8,800	501,864

		1,036,282

Utilities — 3.36%

Alliant Energy Corporation	18,400	458,160
ONEOK Inc.	21,800	481,344
Weststar Energy Inc.	33,400	676,350

		1,615,854

Total Domestic Common Stocks
(Identified cost $35,255,939)		41,090,946

	Number of Shares or Units	Value

Foreign Stocks — 11.00%

Crude Oil & Petroleum — 1.07%

BP (ADR)	10,400	$513,240

Entertainment & Leisure — 0.77%

Callaway Golf Company	21,900	369,015

Food, Beverages & Tobacco — 0.97%

Cadbury Schweppes	15,600	466,284

Insurance — 1.55%

ACE Ltd.	18,000	745,560

Oil Services — 1.57%

Petroleo Brasileiro (ADR)	25,800	754,392

Pharmaceuticals — 0.49%

GlaxoSmithKline (ADR)	5,100	237,762

Publishing — 1.14%

Reuters Group (ADR)	21,600	548,208

Telecommunications — 1.34%

Cable & Wireless (ADR)	91,900	644,219

Travel/Entertainment/Leisure — 1.08%

Royal Caribbean Cruises Ltd. (o)	14,900	518,371

Wireless Communications — 1.02%

Nokia Corporation (Class A) (ADR)	29,000	493,000

Total Foreign Stocks
(Identified cost $4,655,634)		5,290,051

Other Investments — 2.06%

Securities Lending Quality Trust (s)	991,241	991,241

Total Other Investments
(Identified cost $991,241)		991,241

ENTERPRISE Accumulation Trust

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Enterprise Equity Income Portfolio

PORTFOLIO OF INVESTMENTS — (Continued)

 December 31, 2003

Principal Amount		Value

Repurchase Agreement — 3.66%

State Street Bank & Trust Repurchase Agreement, 0.70% due 01/02/04 Proceeds $1,762,069 Collateral U.S. Treasury Bond $1,770,000, 2.875% due 06/30/04 Value $1,798,902	$1,762,000	$1,762,000

Total Repurchase Agreement
(Identified cost $1,762,000)		1,762,000

Total Investments
(Identified cost $42,664,814)		$49,134,238

Other Assets Less Liabilities — (2.16)%		(1,040,606)

Net Assets — 100%		$48,093,632

(a)	Non-income producing security.
(o)	Security, or portion thereof, out on loan at December 31, 2003.
(s)	Represents investment of cash collateral received from securities on loan (see note 5).
(ADR)	American Depository Receipt.

See notes to financial statements.

ENTERPRISE Accumulation Trust

5

Enterprise Equity Income Portfolio

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

Assets:

Investments at value, including securities loaned valued at $969,111 (Note 5)	$49,134,238
Cash	565
Investment income receivable	112,667
Receivable for fund shares sold	55,193
Receivable for investments sold	234,439
Due from investment adviser	3,136
Other assets	2,165

Total assets	49,542,403

Liabilities:

Payable for fund shares redeemed	120,513
Payable for investments purchased	310,562
Payable upon return of securities loaned (Note 5)	991,241
Shareholder servicing fees payable	11,848
Accrued expenses and other liabilities	14,607

Total liabilities	1,448,771

Net assets	$48,093,632

Analysis of net assets:

Paid-in capital	$49,310,689
Undistributed (accumulated) net investment income (loss)	663,089
Undistributed (accumulated) net realized gain (loss)	(8,349,594)
Unrealized appreciation (depreciation)	6,469,448

Net assets	$48,093,632

Shares outstanding	9,127,476

Net asset value per share	$5.27

Investments at cost	$42,664,814

See notes to financial statements.

ENTERPRISE Accumulation Trust

6

Enterprise Equity Income Portfolio

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2003

Investment income:

Dividends (net of foreign taxes withheld of $5,106)	$1,073,362
Interest	22,989
Securities lending income	1,251

Total investment income	1,097,602

Expenses:

Investment advisory fees	299,291
Shareholder servicing fees	83,794
Custodian and fund accounting fees	21,458
Audit and legal fees	10,473
Reports to shareholders	3,713
Trustees’ fees	1,554
Other expenses	1,861

Total expenses	422,144

Expense reimbursement	(3,137)

Total expenses, net of reimbursement	419,007

Net investment income (loss)	678,595

Realized and unrealized gain (loss)—net:

Net realized gain (loss) on investments	(2,399,294)
Net change in unrealized gain (loss) on investments	11,619,562

Net realized and unrealized gain (loss)	9,220,268

Net increase (decrease) in net assets resulting from operations	$9,898,863

See notes to financial statements.

ENTERPRISE Accumulation Trust

7

Enterprise Equity Income Portfolio

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2003	2002
From operations:

Net investment income (loss)	$678,595	$594,384
Net realized gain (loss)	(2,399,294)	(3,051,882)
Net change in unrealized gain (loss)	11,619,562	(4,586,154)

Increase (decrease) in net assets resulting from operations	9,898,863	(7,043,652)

Distributions to shareholders from:

Net investment income	(589,422)	(508,560)

Total distributions to shareholders	(589,422)	(508,560)

From capital share transactions:

Shares sold	9,009,380	14,598,799
Reinvestment of distributions	586,108	505,733
Shares redeemed	(8,526,855)	(10,343,089)

Total increase (decrease) in net assets resulting from capital share transactions	1,068,633	4,761,443

Total increase (decrease) in net assets	10,378,074	(2,790,769)

Net assets:

Beginning of period	37,715,558	40,506,327

End of period	$48,093,632	$37,715,558

Capital share activity:

Shares issued	1,989,756	3,020,675
Shares issued in reinvestment of distributions	124,970	125,181
Shares redeemed	(1,914,027)	(2,290,761)

Net increase (decrease)	200,699	855,095

Undistributed (accumulated) net investment income (loss)	$663,089	$589,931

See notes to financial statements.

ENTERPRISE Accumulation Trust

8

Enterprise Equity Income Portfolio

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

	For the years ended December 31,
	2003	2002	2001	2000	1999

Net asset value, beginning of period	$4.22	$5.02	$5.69	$5.37	$5.09

Income from investment operations:
Net investment income (loss)C	0.08	0.07	0.07	0.08	0.06
Net realized and unrealized gain (loss) on investments	1.04	(0.81)	(0.69)	0.26	0.23

Total from investment operations	1.12	(0.74)	(0.62)	0.34	0.29

Less dividends and distributions:
Dividends from net investment income	(0.07)	(0.06)	(0.05)	(0.02)	(0.01)
Distributions from capital gains	—	—	—	—	—

Total distributions	(0.07)	(0.06)	(0.05)	(0.02)	(0.01)

Net asset value, end of period	$5.27	$4.22	$5.02	$5.69	$5.37

Total return	26.65%	(14.76)%	(10.75)%	6.45%	5.70%
Net assets end of period (in thousands)	$48,094	$37,716	$40,506	$32,829	$27,997
Ratio of expenses to average net assets	1.05%	0.90%	0.88%	0.88%	1.05%
Ratio of expenses to average net assets (excluding reimbursement)	1.06%	0.90%	0.88%	0.88%	1.20%
Ratio of net investment income (loss) to average net assets	1.70%	1.44%	1.43%	1.43%	1.21%
Portfolio turnover	103%	35%	36%	37%	18%

C	Based on average shares outstanding.

See notes to financial statements.

ENTERPRISE Accumulation Trust

9

Notes to Financial Statements

December 31, 2003

1. Organization

Enterprise Accumulation Trust (the “Trust”) was organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust is authorized to issue an unlimited number of shares of beneficial interest for the portfolios contained therein. The Trust is currently offered only to separate accounts of certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies. The financial statements herein are those of the Equity Income Portfolio (the “Portfolio”). The financial statements of the other portfolios are reported separately. The assets of each portfolio are segregated, and a shareholder’s interest is limited to the portfolio in which shares are held. The prospectus provides a detailed description of the portfolios’ investment objectives and strategies.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Equity Income Portfolio in the preparation of its financial statements.

Use of Estimates in Preparation of Financial Statements — Preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decreases of net assets from operations during the reporting period. Actual results could differ from those estimates. In the normal course of business, the Portfolio may enter into contracts that provide general indemnifications. The maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated; however, based on experience, the risk of any loss from such claims is considered remote.

Valuation of Investments — Investment securities, other than debt securities, listed on either a national or foreign securities exchange or traded in the over-the-counter National Market System are valued each business day at the official closing price (typically the last reported sale price) on the exchange on which the security is primarily traded. In certain instances a fair value will be assigned when Enterprise Capital Management, Inc. (“ECM”) believes that a significant event has occurred after the close of an exchange or market, but before the net asset value calculation. If there are no current day sales, the securities are valued at their last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at their last quoted bid price. Debt securities (other than certain short-term obligations) are valued each business day by an independent pricing service approved by the Board of Trustees. Short-term debt securities with 61 days or more to maturity at time of purchase are valued at market value through the 61st day prior to maturity, based on quotations received from market makers or other appropriate sources; thereafter, any unrealized appreciation or depreciation existing on the 61st day is amortized to par on a straight-line basis over the remaining number of days to maturity. Short-term securities with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market value. Portfolio investments in any investment companies, unit investment trusts or similar investment funds are valued daily at their closing net asset values (or unit value) per share on each valuation day. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Trustees.

Special Valuation Risks — Any foreign denominated assets held by the Portfolio may involve risks not typically associated with domestic transactions including but not limited to, unanticipated movements in exchange rates, the degree of government supervision and regulation of security markets and the possibility of political or economic instability.

Repurchase Agreements — The Portfolio may acquire securities subject to repurchase agreements. Under a typical repurchase agreement, the Portfolio would acquire a debt security for a relatively short period (usually for one day and not for more than one week) subject to an obligation of the seller to repurchase and of the Portfolio to resell the debt security at an agreed-upon higher price, thereby establishing a fixed investment return during the Portfolio’s holding period. Under each repurchase agreement, it is the Portfolio’s policy to receive, as collateral, U.S. Government or Agency securities whose market value (including interest) is at least equal to the repurchase price. In the event of default

ENTERPRISE Accumulation Trust

10

Notes to Financial Statements — (Continued)

December 31, 2003

on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty, realization or retention of the collateral or proceeds may be subject to legal proceedings.

Illiquid Securities — At times, the Portfolio may hold, up to its SEC or prospectus defined limitations, illiquid securities that it may not be able to sell at the price used by the Portfolio. Although it is expected that the fair value currently represents the current realizable value on disposition of such securities, there is no guarantee that the Portfolio will be able to do so. In addition, the Portfolio may incur certain costs related to the disposition of such securities. Any securities that have been deemed to be illiquid are denoted as such in the Portfolio of Investments.

Security Transactions and Investment Income — Security transactions are accounted for on the trade date. Realized gains and losses from security transactions are determined on the basis of identified cost and realized gains and losses from currency transactions are determined on the basis of average cost. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis. Corporate actions, including dividends on foreign securities are recorded on the ex-dividend date. Premiums and discounts on securities are amortized daily for both financial and tax purposes, using the effective interest method.

Expenses — The Portfolio bears expenses incurred specifically on its behalf, such as advisory and custodian fees, as well as a portion of the common expenses of the Trust, which are generally allocated to each Portfolio based on average net assets.

Federal Income Taxes — No provision for Federal income or excise taxes is required because the Portfolio intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute substantially all of its taxable income to shareholders.

Dividends and Distributions — Dividends and distributions to shareholders from net investment income and net realized capital gains, if any, are declared and paid at least annually. Dividends and distributions are recorded on the ex-dividend date.

3. Transactions with Affiliates

An investment advisory fee is payable monthly to ECM, a wholly-owned subsidiary of MONY Life Insurance Company, and is computed as a percentage of the Portfolio’s average daily net assets as of the close of business each day at an annual rate of 0.75%. A portion of the management fee received by ECM is paid to the subadviser. Boston Advisors, Inc., a wholly-owned subsidiary of The MONY Group Inc., is the subadviser for the Portfolio. For the year ended December 31, 2003, ECM incurred subadvisory fees payable to Boston Advisors, Inc. of $119,716, with a related payable balance of $11,848 as of December 31, 2003. MONY Life Insurance Company also provides sub-transfer agency, printing and other services to the Portfolio. For the year ended December 31, 2003, the Portfolio paid MONY Life Insurance Company $83,794 for these services. ECM has voluntarily agreed to limit the Portfolio’s expense ratio to 1.05%.

4. Investment Transactions

For the year ended December 31, 2003, purchases and sales proceeds of investment securities, other than short-term securities, were as follows:

U.S. Government / Agency Obligations		Other Investment Securities
Purchases	Sales	Purchases	Sales
—	—	$40,943,366	$38,699,332

5. Securities Lending

The Portfolio may lend portfolio securities to qualified institutions. Loans are required to be secured at all times by collateral at least equal to 102% (105% for foreign securities) of the market value of securities loaned. The Portfolio receives a portion of the income earned on the collateral and also continues to earn income on the loaned securities.

ENTERPRISE Accumulation Trust

11

Notes to Financial Statements — (Continued)

December 31, 2003

Any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. The lending agent provides the Portfolio with indemnification against losses due to borrower default. The Portfolio bears the risk of loss only with respect to the investment of any cash collateral. Any securities currently out on loan are denoted in the Portfolio of Investments.

The Portfolio generally receives cash as collateral for securities lending. The cash is invested in the Securities Lending Quality Trust (SLQT), a New Hampshire investment trust, organized and managed by State Street Bank & Trust, which is limited to investment activities incidental to or in support of the securities lending program organized and managed by State Street Bank & Trust.

6. Borrowings

The Trust and another series of mutual funds advised by ECM are parties to a $40 million redemption line of credit with State Street Bank and Trust Co. whereby each portfolio may borrow up to its prospectus defined limitation. The Trust pays an allocated portion of an annual commitment fee equal to 0.10% of the committed amount. The Portfolio had no loans outstanding at any time during the year ended December 31, 2003.

7. Federal Income Tax Information

Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. At times, these differences are primarily due to differing treatments for capital loss carryforwards utilized, losses deferred due to wash sales and distributions received from real estate investment trusts.

Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid in capital. These reclassifications have no effect on net assets or net asset value per share. Any taxable gain remaining at fiscal year end is distributed in the following year.

At December 31, 2003, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value were as follows:

Tax Cost	Tax Unrealized Gain	Tax Unrealized Loss	Net Unrealized Loss
$42,842,694	$6,517,175	$225,631	$6,291,544

The tax character of distributions paid was as follows:

	Ordinary Income	Long-Term Gain	Total Distributions
2003	$589,422	—	$589,422
2002	508,560	—	508,560

The tax character of distributable earnings/accumulated losses at December 31, 2003 was as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Capital Loss Carryforward	Expiration
$663,089	—	$8,171,714	2007-2011

8. Subsequent Event

On January 15, 2004, the Board of Trustees approved a resolution to merge the Portfolio into the EQ Advisors Trust, a registered investment company managed by The Equitable Life Assurance Society of the United States, a subsidiary of AXA Financial, Inc. The merger must be approved by the shareholders of the Portfolio. The merger is conditioned upon the completion of the proposed acquisition of The MONY Group Inc. (the parent of Enterprise Capital Management, Inc.) by AXA Financial, Inc., which must be approved by a vote of The MONY Group Inc. Shareholders.

ENTERPRISE Accumulation Trust

12

Report of Independent Auditors

To the Board of Trustees of

Enterprise Accumulation Trust and Shareholders of

Equity Income Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Equity Income Portfolio (one of the portfolios constituting Enterprise Accumulation Trust, hereafter referred to as the “Portfolio”) at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

February 12, 2004

ENTERPRISE Accumulation Trust

13

Tax Reporting Information (Unaudited)

The portfolio had 100% of its 2003 ordinary income distributions qualify for the corporate dividends received deduction (“DRD”) but none qualify as qualifying dividend income (“QDI”).

ENTERPRISE Accumulation Trust

14

TRUSTEES AND OFFICERS

NAME, ADDRESS, AND (YEAR OF BIRTH)	POSITIONS HELD	YEAR ELECTED	PRINCIPAL OCCUPATIONS PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN COMPLEX	OTHER DIRECTORSHIPS

NON-INTERESTED PARTIES:

Arthur T. Dietz Atlanta, GA (1923)	Trustee and Audit Committee Member	1994	President, ATD Advisory Corp.	16	EGF - 22 Funds

Arthur Howell, Esquire Atlanta, GA (1918)	Trustee and Audit Committee Chairman	1994	Of Counsel, Alston & Bird LLP (law firm)	16	EGF - 22 Funds

William A. Mitchell, Jr. Atlanta, GA (1990)	Trustee	1994	Chairman, Carter & Associates (real estate development)	16	EGF - 22 Funds

Lonnie H. Pope Macon, GA (1934)	Trustee and Audit Committee Member	1994	CEO, Longleaf Industries, Inc. (chemical manufacturing)	16	EGF - 22 Funds

INTERESTED PARTIES:

Victor Ugolyn Atlanta, GA (1947)	Chairman, President & Chief Executive Officer, Trustee	1994	Chairman, President & CEO, ECM, EAT, EGF, and EFD	16	EGF - 22 Funds, EGF plc - 7 Portfolios

Michael I. Roth New York, NY (1945)	Trustee	1994	Chairman and CEO, The MONY Group Inc.	16	EGF - 22 Funds, EGF plc - 7 Portfolios The MONY Group Inc., Pitney Bowes, Inc., Interpublic Group of Companies, Inc.

Samuel J. Foti New York, NY (1952)	Trustee	1994	President and COO, The MONY Group Inc.	16	The MONY Group Inc. EGF - 22 Funds, EGF plc - 7 Portfolios

Phillip G. Goff Atlanta, GA (1963)	Vice President and Chief Financial Officer	1995	Senior Vice President and CFO, EFD; Vice President and CFO, EGF, EAT and ECM; Controller, MSF	—	—

Herbert M. Williamson Atlanta, GA (1951)	Treasurer and Assistant Secretary	1994	Vice President, ECM; Assistant Secretary and Treasurer, EGF, EAT, ECM and EFD	—	—

Catherine R. McClellan Atlanta, GA (1955)	Secretary	1994	Secretary, EAT, EGF and MSF; Senior Vice President, Secretary and Chief Counsel, ECM and EFD	—	—

Footnotes:

EGF - The Enterprise Group of Funds, Inc.	EFD - Enterprise Fund Distributors, Inc.
EAT - Enterprise Accumulation Trust	EGF plc - Enterprise Global Funds plc
ECM - Enterprise Capital Management, Inc.	MSF - MONY Series Fund, Inc.

The Enterprise Accumulation Trust Statement of Additional Information (SAI) includes additional information about the Trustees and is available, without charge, upon request by calling 1-800-432-4320.

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Enterprise Accumulation Trust

Equity Income Portfolio

Investment Adviser

Enterprise Capital Management, Inc.

Atlanta Financial Center

3343 Peachtree Road, Suite 450

Atlanta, Georgia 30326

Custodian and Transfer Agent

State Street Bank and Trust Company

P. O. Box 1713

Boston, Massachusetts 02105

Independent Auditors

PricewaterhouseCoopers LLP

250 West Pratt Street Suite 2100

Baltimore, Maryland 21201

This report is authorized for distribution only to contractholders and to others who have received a copy of this Trust’s prospectus.

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Enterprise Growth Portfolio

SUBADVISER’S COMMENTS

Montag & Caldwell, Inc.

Atlanta, Georgia

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for Enterprise Accumulation Trust.

Montag & Caldwell, Inc. (“Montag & Caldwell”) is subadviser to the Enterprise Growth Portfolio. Montag & Caldwell manages approximately $30.9 billion for institutional clients and its normal investment minimum is $40 million.

Investment Objective

The objective of the Enterprise Growth Portfolio is capital appreciation.

2003 Performance Review

How did the Portfolio perform for the year ended December 31, 2003?

For the period ended December 31, 2003, the Portfolio returned 17.05%. The Portfolio underperformed its benchmark, the S&P 500 Index, which returned 28.69%. The Portfolio underperformed its peer group, the Lipper Large-Cap Growth Funds Index, which returned 26.96%.

Enterprise performance numbers do not include variable account or insurance contract expenses. Performance numbers are also not adjusted for any taxes paid by a shareholder. Remember that historic performance does not predict future performance. The investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

*The S&P 500 Index is an unmanaged broad-based index that includes the common stock of 500 companies that tend to be important leaders in important industries within the U.S. economy. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. The Lipper Large-Cap Growth Funds Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper Large-Cap Growth Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index. The performance period for the S&P 500 Index and the Lipper Large-Cap Growth Funds Index is 11/30/98 to 12/31/03.

ENTERPRISE Accumulation Trust

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Enterprise Growth Portfolio

SUBADVISER’S COMMENTS — (Continued)

How would you describe the investment environment during the period?

After three difficult years for the S&P 500, the equity markets posted very strong returns in 2003. While the Portfolio participated, many of its stocks that helped outperform previously proved to be a drag on performance in 2003. During the year, substantial monetary and fiscal stimulus, combined with a relatively quick end to the war in Iraq, convinced investors that a double dip recession could be avoided. As confidence in an economic recovery increased, investors sold companies with consistent earnings growth and high returns on equity to buy more leveraged companies with less predictable earnings. This rotation manifested itself in the market as strength in smaller capitalization, lower quality, and higher beta stocks. This trend with the Portfolio, which started in March and continued its uninterrupted run into the fourth quarter, contributed to underperformance for the quarter. However, the month of December saw a reversal in this trend, outperforming both the growth and broad market indices.

What strategies affected Portfolio performance during the period?

A portion of the Portfolio’s divergence from the S&P 500 Index can be ascribed to an underweight position in technology stocks. In hindsight, Montag & Caldwell missed the bottom in these stocks. They also believed they knew that a cyclical recovery in earnings was imminent; however, the long-term growth rates for many of these companies were and remain in question. Due to this uncertainty, Montag & Caldwell felt compelled to require an attractive valuation to compensate for this inherent risk. While the long-term growth prospects for certain technology stocks remain in question, Montag & Caldwell continues to find opportunities within the sector. For example, in December the Portfolio took advantage of price volatility to add Intel and Cisco Systems, Inc. Both of these companies benefit from oligopolistic market positions and related pricing power. Additionally, the Portfolio benefited significantly from the performance of eBay, Inc., Electronic Arts, Inc. and Qualcomm, companies that are experiencing both record sales and earnings.

The Portfolio’s industrial sector did better than the market during the year, but many high quality issues in the consumer staple and healthcare sectors lagged during the year. In addition, the Portfolio’s greater than market representation in consumer staples and healthcare and less than market representation in technology and financials detracted from the Portfolio’s relative return. Also, the Portfolio’s consumer discretionary holdings trailed that market sector during the year.

What changes were made to the Portfolio over the period?

During 2003, the Portfolio reduced its exposure to the energy sector by selling GlobalSantaFe Corporation and Transocean. After more than two years of high commodity prices, low inventories, a declining supply of natural gas, and limited capacity in oil, drilling activity has not responded like Montag & Caldwell anticipated. The Portfolio’s weighting in industrials was increased by adding General Electric Company. Montag & Caldwell added to consumer discretionary holdings with Omnicom, Bed Bath & Beyond, and Lowes Corporation, believing that these companies may continue to do well in an improving economy. The Portfolio sold Costco and Newell Rubbermaid and re-established a position in eBay, Inc. In health care, the Portfolio added Genentech, Inc. The Portfolio’s weighting in technology increased as Cisco Systems, Inc., Intel Corporation, Oracle Corporation and Paychex, Inc. may benefit from the ongoing recovery in enterprise spending.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

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Enterprise Growth Portfolio

PORTFOLIO OF INVESTMENTS

December 31, 2003

	Number of Shares	Value

Domestic Common Stocks — 98.47%

Advertising — 2.32%

Omnicom Group Inc.	70,400	$6,148,032

Biotechnology — 5.24%

Amgen Inc. (a)	150,752	9,316,474
Genentech Inc. (a)	49,200	4,603,644

		13,920,118

Building & Construction — 1.79%

Masco Corporation	173,864	4,765,612

Business Services — 1.79%

Paychex Inc.	127,600	4,746,720

Computer Hardware — 1.05%

Cisco Systems Inc. (a)	115,200	2,798,208

Computer Software — 6.79%

Electronic Arts Inc. (a)	145,512	6,952,563
Oracle Corporation (a)	838,400	11,066,880

		18,019,443

Consumer Products — 10.99%

Colgate-Palmolive Company	127,673	6,390,033
Gillette Company	292,930	10,759,319
Procter & Gamble Company	120,284	12,013,966

		29,163,318

Consumer Services — 4.28%

United Parcel Service Inc.	152,500	11,368,875

Electrical Equipment — 1.03%

General Electric Company	88,000	2,726,240

Entertainment & Leisure — 2.16%

Walt Disney Company	246,260	5,745,246

Food, Beverages & Tobacco — 7.73%

Coca-Cola Company	215,300	10,926,475
PepsiCo Inc.	205,545	9,582,508

		20,508,983

Hotels & Restaurants — 2.11%

Marriott International Inc. (Class A)	121,089	5,594,312

Insurance — 2.41%

Marsh & McLennan Companies Inc.	133,328	6,385,078

Machinery — 2.25%

Caterpillar Inc.	71,831	5,963,410

Manufacturing — 3.38%

3M Company	105,600	8,979,168

Media — 3.71%

Gannett Company Inc.	110,600	9,861,096

	Number of Shares or Principal Amount	Value

Medical Instruments — 4.29%

Medtronic Inc.	234,260	$11,387,379

Misc. Financial Services — 3.07%

Citigroup Inc.	167,900	8,149,866

Multi-Line Insurance — 4.01%

American International Group Inc.	160,777	10,656,299

Oil Services — 4.22%

Schlumberger Ltd.	204,974	11,216,177

Pharmaceuticals — 10.67%

Eli Lilly & Company	102,000	7,173,660
Johnson & Johnson	151,500	7,826,490
Pfizer Inc.	377,290	13,329,656

		28,329,806

Retail — 7.38%

Bed Bath & Beyond Inc. (a)	109,100	4,729,485
eBay Inc. (a)	58,800	3,797,892
Kohl’s Corporation (a)	192,400	8,646,456
Lowe’s Companies Inc.	43,600	2,415,004

		19,588,837

Semiconductors — 1.04%

Intel Corporation	85,900	2,765,980

Telecommunications — 4.76%

QUALCOMM Inc.	234,200	12,630,406

Total Domestic Common Stocks
(Identified cost $227,794,420)		261,418,609

Repurchase Agreement — 1.61%

State Street Bank & Trust Repurchase Agreement, 0.70% due 01/02/04 Proceeds $4,269,166 Collateral: U.S. Treasury Bond $4,290,000, 2.875% due 06/30/04, Value $4,360,051	$4,269,000	4,269,000

Total Repurchase Agreement
(Identified cost $4,269,000)		4,269,000

Total Investments
(Identified cost $232,063,420)		$265,687,609

Other Assets Less Liabilities — 0.08%		(216,688)

Net Assets — 100%		$265,470,921

(a)	Non-income producing security.

See notes to financial statements.

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Enterprise Growth Portfolio

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

Assets:

Investments at value	$265,687,609
Cash	223
Investment income receivable	287,970
Receivable for fund shares sold	15,345
Other assets	12,587

Total assets	266,003,734

Liabilities:

Payable for fund shares redeemed	409,967
Shareholder servicing fees payable	66,007
Accrued expenses and other liabilities	56,839

Total liabilities	532,813

Net assets	$265,470,921

Analysis of net assets:

Paid-in capital	$338,901,031
Undistributed (accumulated) net investment income (loss)	808,846
Undistributed (accumulated) net realized gain (loss)	(107,863,145)
Unrealized appreciation (depreciation)	33,624,189

Net assets	$265,470,921

Shares outstanding	57,212,800

Net asset value per share	$4.64

Investments at cost	$232,063,420

See notes to financial statements.

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Enterprise Growth Portfolio

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2003

Investment income:

Dividends (net of foreign taxes withheld of $20,308)	$3,137,047
Interest	99,939
Securities lending income	10,004

Total investment income	3,246,990

Expenses:

Investment advisory fees	1,781,493
Shareholder servicing fees	500,642
Audit and legal fees	61,907
Custodian and fund accounting fees	53,364
Reports to shareholders	20,284
Trustees’ fees	8,971
Other expenses	11,466

Total expenses	2,438,127

Net investment income (loss)	808,863

Realized and unrealized gain (loss)—net:

Net realized gain (loss) on investments	(8,059,516)
Net change in unrealized gain (loss) on investments	45,886,324

Net realized and unrealized gain (loss)	37,826,808

Net increase (decrease) in net assets resulting from operations	$38,635,671

See notes to financial statements.

ENTERPRISE Accumulation Trust

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Enterprise Growth Portfolio

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2003	2002
From operations:

Net investment income (loss)	$808,863	$1,021,083
Net realized gain (loss)	(8,059,516)	(40,972,525)
Net change in unrealized gain (loss)	45,886,324	(26,628,400)

Increase (decrease) in net assets resulting from operations	38,635,671	(66,579,842)

Distributions to shareholders from:

Net investment income	(1,021,049)	(944,092)

Total distributions to shareholders	(1,021,049)	(944,092)

From capital share transactions:

Shares sold	33,810,875	45,061,705
Shares exchanged due to merger	16,758,178	—
Reinvestment of distributions	1,020,154	943,206
Shares redeemed	(32,342,999)	(50,150,263)

Total increase (decrease) in net assets resulting from capital share transactions	19,246,208	(4,145,352)

Total increase (decrease) in net assets	56,860,830	(71,669,286)

Net assets:

Beginning of period	208,610,091	280,279,377

End of period	$265,470,921	$208,610,091

Capital share activity:

Shares issued	8,007,031	9,733,913
Shares issued due to merger	4,364,109	—
Shares issued in reinvestment of distributions	230,804	244,988
Shares redeemed	(7,742,602)	(11,375,918)

Net increase (decrease)	4,859,342	(1,397,017)

Undistributed (accumulated) net investment income (loss)	$808,846	$1,021,032

See notes to financial statements.

ENTERPRISE Accumulation Trust

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Enterprise Growth Portfolio

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

	For the years ended December 31,
	2003	2002	2001	2000	1999

Net asset value, beginning of period	$3.98	$5.21	$5.99	$6.56	$5.27

Income from investment operations:
Net investment income (loss)C	0.01	0.02	0.02	0.03	0.02
Net realized and unrealized gain (loss) on investments	0.67	(1.23)	(0.78)	(0.54)	1.27

Total from investment operations	0.68	(1.21)	(0.76)	(0.51)	1.29

Less dividends and distributions:
Dividends from net investment income	(0.02)	(0.02)	(0.02)	(0.01)	—
Distributions from capital gains	—	—	—	(0.05)	—

Total distributions	(0.02)	(0.02)	(0.02)	(0.06)	—

Net asset value, end of period	$4.64	$3.98	$5.21	$5.99	$6.56

Total return	17.05%	(23.26)%	(12.56)%	(7.79)%	24.48%
Net assets end of period (in thousands)	$265,471	$208,610	$280,279	$319,207	$230,720
Ratio of expenses to average net assets	1.03%	0.86%	0.84%	0.83%	0.84%
Ratio of net investment income (loss) to average net assets	0.34%	0.42%	0.34%	0.45%	0.29%
Portfolio turnover rate	40%	42%	52%	56%	30%

C	Based on average shares outstanding.

See notes to financial statements.

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Notes to Financial Statements

December 31, 2003

1. Organization

Enterprise Accumulation Trust (the “Trust”) was organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust is authorized to issue an unlimited number of shares of beneficial interest for the portfolios contained therein. The Trust is currently offered only to separate accounts of certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies. The financial statements herein are those of the Growth Portfolio (the “Portfolio”). The financial statements of the other portfolios are reported separately. The assets of each portfolio are segregated, and a shareholder’s interest is limited to the portfolio in which shares are held. The prospectus provides a detailed description of the portfolios’ investment objectives and strategies.

Effective February 28, 2003 the Growth Portfolio acquired all of the net assets of the Balanced Portfolio in a tax-free exchange of shares wherein the shareholders of the Balanced Portfolio received for each share owned approximately 1.05 shares of the Growth Portfolio. The aggregate net assets and unrealized appreciation/(depreciation) of the portfolios immediately before and after the merger were as follows:

	Net Assets		Unrealized Appreciation/ (Depreciation)
Portfolio	Before Merger	After Merger	Before Merger	After Merger
Growth	$199,034,794	$215,792,972	$(17,240,287)	$(18,141,555)
Balanced	16,758,178		(901,268)

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Growth Portfolio in the preparation of its financial statements:

Use of Estimates in Preparation of Financial Statements — Preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decreases of net assets from operations during the reporting period. Actual results could differ from those estimates. In the normal course of business, the Portfolio may enter into contracts that provide general indemnifications. The maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated; however, based on experience, the risk of any loss from such claims is considered remote.

Valuation of Investments — Investment securities, other than debt securities, listed on either a national or foreign securities exchange or traded in the over-the-counter National Market System are valued each business day at the official closing price (typically the last reported sale price) on the exchange on which the security is primarily traded. In certain instances a fair value will be assigned when Enterprise Capital Management, Inc. (“ECM”) believes that a significant event has occurred after the close of an exchange or market, but before the net asset value calculation. If there are no current day sales, the securities are valued at their last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at their last quoted bid price. Debt securities (other than certain short-term obligations) are valued each business day by an independent pricing service approved by the Board of Trustees. Short-term debt securities with 61 days or more to maturity at time of purchase are valued at market value through the 61st day prior to maturity, based on quotations received from market makers or other appropriate sources; thereafter, any unrealized appreciation or depreciation existing on the 61st day is amortized to par on a straight-line basis over the remaining number of days to maturity. Short-term securities with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market value. Portfolio investments in any investment companies, unit investment trusts or similar investment funds are valued daily at their closing net asset values (or unit value) per share on each valuation day. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Trustees.

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Notes to Financial Statements — (Continued)

December 31, 2003

Special Valuation Risks — Any foreign denominated assets held by the Portfolio may involve risks not typically associated with domestic transactions including but not limited to, unanticipated movements in exchange rates, the degree of government supervision and regulation of security markets and the possibility of political or economic instability.

Repurchase Agreements — The Portfolio may acquire securities subject to repurchase agreements. Under a typical repurchase agreement, the Portfolio would acquire a debt security for a relatively short period (usually for one day and not for more than one week) subject to an obligation of the seller to repurchase and of the Portfolio to resell the debt security at an agreed-upon higher price, thereby establishing a fixed investment return during the Portfolio’s holding period. Under each repurchase agreement, it is the Portfolio’s policy to receive, as collateral, U.S. Government or Agency securities whose market value (including interest) is at least equal to the repurchase price. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty, realization or retention of the collateral or proceeds may be subject to legal proceedings.

Illiquid Securities — At times, the Portfolio may hold, up to its SEC or prospectus defined limitations, illiquid securities that it may not be able to sell at the price used by the Portfolio. Although it is expected that the fair value currently represents the current realizable value on disposition of such securities, there is no guarantee that the Portfolio will be able to do so. In addition, the Portfolio may incur certain costs related to the disposition of such securities. Any securities that have been deemed to be illiquid are denoted as such in the Portfolio of Investments.

Security Transactions and Investment Income — Security transactions are accounted for on the trade date. Realized gains and losses from security transactions are determined on the basis of identified cost and realized gains and losses from currency transactions are determined on the basis of average cost. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis. Corporate actions, including dividends on foreign securities are recorded on the ex-dividend date. Premiums and discounts on securities are amortized daily for both financial and tax purposes, using the effective interest method.

Expenses — The Portfolio bears expenses incurred specifically on its behalf, such as advisory and custodian fees, as well as a portion of the common expenses of the Trust, which are generally allocated to each Portfolio based on average net assets.

Federal Income Taxes — No provision for Federal income or excise taxes is required because the Portfolio intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute substantially all of its taxable income to shareholders.

Dividends and Distributions — Dividends and distributions to shareholders from net investment income and net realized capital gains, if any, are declared and paid at least annually. Dividends and distributions are recorded on the ex-dividend date.

3. Transactions with Affiliates

An investment advisory fee is payable monthly to ECM, a wholly-owned subsidiary of MONY Life Insurance Company, and is computed as a percentage of the Portfolio’s average daily net assets as of the close of business each day at an annual rate of 0.75%. MONY Life Insurance Company also provides sub-transfer agency, printing and other services to the Portfolio. For the year ended December 31, 2003, the Portfolio paid MONY Life Insurance Company $500,642 for these services. ECM has voluntarily agreed to limit the Portfolio’s expense ratio to 1.15%.

The MONY Group Inc. and its subsidiaries and affiliates had an investment of $232,000 in the Portfolio at December 31, 2003.

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Notes to Financial Statements — (Continued)

December 31, 2003

4. Investment Transactions

For the year ended December 31, 2003, purchases and sales proceeds of investment securities, other than short-term securities, were as follows:

U.S. Government / Agency Obligations		Other Investment Securities
Purchases	Sales	Purchases	Sales
—	—	$98,052,697	$89,614,393

5. Securities Lending

The Portfolio may lend portfolio securities to qualified institutions. Loans are required to be secured at all times by collateral at least equal to 102% (105% for foreign securities) of the market value of securities loaned. The Portfolio receives a portion of the income earned on the collateral and also continues to earn income on the loaned securities. Any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. The lending agent provides the Portfolio with indemnification against losses due to borrower default. The Portfolio bears the risk of loss only with respect to the investment of any cash collateral. Any securities currently out on loan are denoted in the Portfolio of Investments.

The Portfolio generally receives cash as collateral for securities lending. The cash is invested in the Securities Lending Quality Trust (SLQT), a New Hampshire investment trust, organized and managed by State Street Bank & Trust, which is limited to investment activities incidental to or in support of the securities lending program organized and managed by State Street Bank & Trust.

6. Borrowings

The Trust and another series of mutual funds advised by ECM are parties to a $40 million redemption line of credit with State Street Bank and Trust Co. whereby each portfolio may borrow up to its prospectus defined limitation. The Trust pays an allocated portion of an annual commitment fee equal to 0.10% of the committed amount. The Portfolio had no loans outstanding at any time during the year ended December 31, 2003.

7. Federal Income Tax Information

Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. At times, these differences are primarily due to differing treatments for capital loss carryforwards utilized and losses deferred due to wash sales.

Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid in capital. These reclassifications have no effect on net assets or net asset value per share. Any taxable gain remaining at fiscal year end is distributed in the following year.

At December 31, 2003, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value were as follows:

Tax Cost	Tax Unrealized Gain	Tax Unrealized Loss	Net Unrealized Gain
$232,344,157	$37,274,694	$3,931,242	$33,343,452

The tax character of distributions paid was as follows:

	Ordinary Income	Long-Term Gain	Total Distributions
2003	$1,021,049	—	$1,021,049
2002	944,092	—	944,092

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Notes to Financial Statements — (Continued)

December 31, 2003

The tax character of distributable earnings/accumulated losses at December 31, 2003 was as follows:

Undistributed Ordinary Income	Undistributed Long- Term Gain	Capital Loss Carryforward	Expiration
$808,846	—	$107,582,408	2007-2011

Included in the capital loss carryforward is $2,999,625 acquired in connection with the merger that occurred in 2003 (Note 1). Utilization of the losses may be limited in accordance with Federal Tax regulations.

8. Subsequent Event

On January 13, 2004, the Board of Trustees approved a resolution to merge the Portfolio into the EQ Advisors Trust, a registered investment company managed by The Equitable Life Assurance Society of the United States, a subsidiary of AXA Financial, Inc. The merger must be approved by the shareholders of the Portfolio. The merger is conditioned upon the completion of the proposed acquisition of The MONY Group Inc. (the parent of Enterprise Capital Management, Inc.) by AXA Financial, Inc., which must be approved by a vote of The MONY Group Inc. shareholders.

ENTERPRISE Accumulation Trust

11

Report of Independent Auditors

To the Board of Trustees of Enterprise Accumulation Trust and Shareholders of

Growth Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Growth Portfolio (one of the portfolios constituting Enterprise Accumulation Trust, hereafter referred to as the “Portfolio”) at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in he period then ended, in conformity with accounting principles generally accepted in the United states of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003, by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

February 12, 2004

ENTERPRISE Accumulation Trust

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Shareholder Proxy Voting Information (Unaudited)

On February 28, 2003, shareholders of the Balanced Portfolio voted on and approved their agreement and Plan of Reorganization into the Growth Portfolio as follows:

No. of Shares
Affirmative	3,810,949.276
Against	162,471.704
Abstain	291,923.598

Total	4,265,344.578

Tax Reporting Information (Unaudited)

The portfolio had 100% of its 2003 ordinary income distributions qualify for the corporate dividends received deduction (“DRD”) but none qualify as qualifying dividend income (“QDI”).

ENTERPRISE Accumulation Trust

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TRUSTEES AND OFFICERS

NAME, ADDRESS, AND (YEAR OF BIRTH)	POSITIONS HELD	YEAR ELECTED	PRINCIPAL OCCUPATIONS PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN COMPLEX	OTHER DIRECTORSHIPS

NON-INTERESTED PARTIES:

Arthur T. Dietz Atlanta, GA (1923)	Trustee and Audit Committee Member	1994	President, ATD Advisory Corp.	16	EGF - 22 Funds

Arthur Howell, Esquire Atlanta, GA (1918)	Trustee and Audit Committee Chairman	1994	Of Counsel, Alston & Bird LLP (law firm)	16	EGF - 22 Funds

William A. Mitchell, Jr. Atlanta, GA (1940)	Trustee	1994	Chairman, Carter & Associates (real estate development)	16	EGF - 22 Funds

Lonnie H. Pope Macon, GA (1934)	Trustee and Audit Committee Member	1994	CEO, Longleaf Industries, Inc. (chemical manufacturing)	16	EGF - 22 Funds

INTERESTED PARTIES:

Victor Ugolyn Atlanta, GA (1947)	Chairman, President & Chief Executive Officer, Trustee	1994	Chairman, President & CEO, ECM, EGF, EAT and EFD	16	EGF - 22 Funds, EGF plc - 7 Portfolios

Michael I. Roth New York, NY (1945)	Trustee	1994	Chairman and CEO, The MONY Group Inc.	16	EGF - 22 Funds, EGF plc - 7 Portfolios The MONY Group Inc., Pitney Bowes, Inc., Interpublic Group of Companies, Inc.

Samuel J. Foti New York, NY (1952)	Trustee	1994	President and COO, The MONY Group Inc.	16	The MONY Group Inc. EGF - 22 Funds, EGF plc - 7 Portfolios

Phillip G. Goff Atlanta, GA (1963)	Vice President and Chief Financial Officer	1995	Senior Vice President and CFO, EFD; Vice President and CFO, EAT, EGF and ECM; Controller, MSF	—	—

Herbert M. Williamson Atlanta, GA (1951)	Treasurer and Assistant Secretary	1994	Vice President, ECM; Assistant Secretary and Treasurer, EAT, EGF, ECM and EFD	—	—

Catherine R. McClellan Atlanta, GA (1955)	Secretary	1994	Secretary, EAT, EGF and MSF; Senior Vice President, Secretary and Chief Counsel, ECM and EFD	—	—

Footnotes:

EGF - The Enterprise Group of Funds, Inc.	EFD - Enterprise Fund Distributors, Inc.
EAT - Enterprise Accumulation Trust	EGF plc - Enterprise Global Funds plc
ECM - Enterprise Capital Management, Inc.	MSF - MONY Series Fund, Inc.

The Enterprise Accumulation Trust Statement of Additional Information (SAI) includes additional information about the Trustees and is available, without charge, upon request by calling 1-800-432-4320.

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Enterprise Accumulation Trust

GROWTH PORTFOLIO

Investment Adviser

Enterprise Capital Management, Inc.

Atlanta Financial Center

3343 Peachtree Road, Suite 450

Atlanta, Georgia 30326

Custodian and Transfer Agent

State Street Bank and Trust Company

P. O. Box 1713

Boston, Massachusetts 02105

Independent Auditors

PricewaterhouseCoopers LLP

250 West Pratt Street Suite 2100

Baltimore, Maryland 21201

This report is authorized for distribution only to contractholders and to others who have received a copy of this Trust’s prospectus.

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Enterprise Growth and Income Portfolio

SUBADVISER’S COMMENTS

UBS Global Asset Management (Americas) Inc.

New York, New York

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for Enterprise Accumulation Trust.

UBS Global Asset Management (Americas) Inc. (“UBS”) is subadviser to the Enterprise Growth and Income Portfolio. UBS manages approximately $37 billion for all of its clients and its normal investment minimum is $25 million.

Investment Objective

The objective of the Enterprise Growth and Income Portfolio is total return through capital appreciation with income as a secondary consideration.

2003 Performance Review

How did the Portfolio perform for the year ended December 31, 2003?

For the period ended December 31, 2003, the Portfolio returned 27.56%. The Portfolio underperformed its benchmark, the S&P 500 Index, which returned 28.69%. In contrast, the Portfolio outperformed its peer group, the Lipper Large-Cap Core Funds Index, which returned 24.80%.

Enterprise performance numbers do not include variable account or insurance contract expenses. Performance numbers are also not adjusted for any taxes paid by a shareholder. Remember that historic performance does not predict future performance. The investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

*The S&P 500 Index is an unmanaged broad-based index that includes the common stock of 500 companies that tend to be important leaders in important industries within the U.S. economy. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. The Lipper Large-Cap Core Funds Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper Large-Cap Core Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index. The performance period for the S&P 500 Index and the Lipper Large-Cap Core Funds Index is 11/30/98 to 12/31/03.

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Enterprise Growth and Income Portfolio

SUBADVISER’S COMMENTS — (Continued)

How would you describe the investment environment during the period?

After three long years, investors were rewarded in 2003 with a sharply rising stock market. Throughout the first quarter, investors were still coming to grips with accounting scandals, terror alerts, and the conflict in Iraq. But after hitting bottom in mid-March, stocks began to climb. Several factors converged to bring investors back to the market. The federal government and its agencies stimulated the economy with all the tools at their disposal, instituting aggressive tax cuts, increasing spending, and reducing short-term interest rates to their lowest levels in 45 years. The economy responded, reviving investor confidence.

By the second quarter, a full-stage rally was underway. Virtually every corner of the equity market saw price improvement, but the biggest winners were among the low-cost, low quality stocks. In fact, many of the best performing sectors were the recent years’ weakest performers, including the information technology, telecommunications services, and industrial sectors. The market continued to grow in the third quarter, although not at the same pace. Investors who were concerned that the run was over, however, were reassured in the fourth quarter when speculative stocks again spurred impressive gains.

Large-cap stocks trailed small-caps in this environment, with the Russell 1000 Index returning 29.89% for the year versus 47.25% for the Russell 2000 Index. Investors were drawn to the depressed prices and the potential for immediate profits in a still uncertain environment.

What strategies affected Portfolio performance during the period?

UBS focused on intrinsic value, seeking to identify companies selling for less than their true, or intrinsic, value. Strict adherence to this approach prevented UBS from investing in some of the top performing stocks of the year. UBS believed that many of these high-risk securities did not have long-term investment merit and were not appropriate for the Portfolio.

At the beginning of the year UBS believed large-cap stocks in general offered more value than their over-priced small-cap counterparts. In addition, large-cap earnings prospects were solid, owing to several years of aggressive cost cutting efforts, the expanding economy, and a higher sensitivity to the positive effects of a weak dollar. Despite this promising environment, the high quality sectors and securities could not keep up with the speculative undercurrent. Nonetheless, the Portfolio’s holdings contributed to its solid absolute performance over the year.

The Portfolio’s relative performance was hindered during the year by an underweight to computer hardware, specifically in the semiconductors market. Semiconductors were among the top performing sectors in 2003. UBS limited exposure to this sector, however, as their research indicated that current prices exceeded the growth rates that UBS believed these companies could reasonably achieve.

What changes were made to the Portfolio over the period?

In terms of sectors, the Portfolio maintained an overweight in select pharmaceuticals with established drug pipelines. Drug failures at a few pharmaceuticals had acted as a contagion, dragging down the stock prices of many companies in the sector. However, UBS found a number of fundamentally solid companies that they believed were selling at attractive valuations.

In the finance area, UBS uncovered what they saw as attractive opportunities in the bank sector. Many of the largest national banks are beginning to see the benefits of previous consolidations, including Portfolio holdings JP Morgan Chase and Citigroup. These banks have also seen some benefits from the Fed’s low interest rate stance. As the prevailing interest rate fell, banks saw an increase in loan demand, particularly from the consumer market.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

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Enterprise Growth and Income Portfolio

PORTFOLIO OF INVESTMENTS

 December 31, 2003

	Number of Shares	Value

Domestic Common Stocks — 95.67%

Advertising — 2.59%

Interpublic Group of Companies Inc. (a)	28,400	$443,040
Omnicom Group Inc.	32,800	2,864,424

		3,307,464

Aerospace — 1.92%

Boeing Company	37,700	1,588,678
United Technologies Corporation	9,100	862,407

		2,451,085

Airlines — 0.44%

Delta Air Lines Inc. (o)	47,200	557,432

Automotive — 0.91%

Johnson Controls Inc.	10,000	1,161,200

Banking — 8.92%

FleetBoston Financial Corporation	14,800	646,020
J. P. Morgan Chase & Company	83,100	3,052,263
Mellon Financial Corporation	70,700	2,270,177
PNC Financial Services Group	22,500	1,231,425
Wells Fargo & Company	71,400	4,204,746

		11,404,631

Biotechnology — 1.25%

Genzyme Corporation (a)	32,300	1,593,682

Broadcasting — 1.40%

Viacom Inc. (Class B)	22,300	989,674
Westwood One Inc. (a)	23,500	803,935

		1,793,609

Building & Construction — 3.70%

Martin Marietta Materials Inc.	40,000	1,878,800
Masco Corporation	104,300	2,858,863

		4,737,663

Business Services — 0.57%

Viad Corporation	29,000	725,000

Chemicals — 0.56%

Eastman Chemical Company	18,200	719,446

Computer Hardware — 0.58%

Hewlett-Packard Company	32,200	739,634

Computer Services — 1.70%

Dell Inc. (a)	23,500	798,060
First Data Corporation	33,400	1,372,406

		2,170,466

Computer Software — 3.08%

Microsoft Corporation	142,900	3,935,466

	Number of Shares	Value

Consumer Products — 1.63%

Kimberly-Clark Corporation	28,100	$1,660,429
Newell Rubbermaid Inc.	18,900	430,353

		2,090,782

Crude Oil & Petroleum — 2.94%

Anadarko Petroleum Corporation	10,300	525,403
Exxon Mobil Corporation	79,000	3,239,000

		3,764,403

Energy — 2.91%

Exelon Corporation	37,500	2,488,500
Progress Energy Inc.	14,800	669,848
TXU Corporation	23,900	566,908

		3,725,256

Health Care — 3.99%

Anthem Inc. (a)	24,100	1,807,500
UnitedHealth Group Inc.	56,700	3,298,806

		5,106,306

Insurance — 0.54%

AFLAC Inc.	19,000	687,420

Machinery — 0.02%

Mettler-Toledo International Inc. (a)	700	29,547

Manufacturing — 6.16%

American Standard Companies Inc. (a)	13,100	1,319,170
Illinois Tool Works Inc.	34,000	2,852,940
Ingersoll-Rand Company Ltd.	34,900	2,369,012
Pentair Inc.	29,400	1,343,580

		7,884,702

Media — 2.17%

Gannett Company Inc.	11,600	1,034,256
Time Warner Inc. (a)	96,600	1,737,834

		2,772,090

Medical Instruments — 0.50%

Biomet Inc.	17,600	640,816

Medical Services — 2.09%

Baxter International Inc.	27,500	839,300
Cardinal Health Inc.	18,800	1,149,808
Quest Diagnostics Inc.	9,400	687,234

		2,676,342

Misc. Financial Services — 8.89%

Citigroup Inc.	105,900	5,140,386
Freddie Mac	52,400	3,055,968
Morgan Stanley Dean Witter & Company	54,900	3,177,063

		11,373,417

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Enterprise Growth and Income Portfolio

PORTFOLIO OF INVESTMENTS — (Continued)

 December 31, 2003

	Number of Shares	Value

Multi-Line Insurance — 2.50%

American International Group Inc.	29,600	$1,961,888
Hartford Financial Services Group Inc.	20,900	1,233,727

		3,195,615

Oil Services — 1.87%

ConocoPhillips	29,200	1,914,644
Kerr-McGee Corporation	10,400	483,496

		2,398,140

Paper & Forest Products — 0.65%

MeadWestvaco Corporation	27,800	827,050

Pharmaceuticals — 12.28%

Allergan Inc.	38,400	2,949,504
Bristol-Myers Squibb Company	92,200	2,636,920
Cephalon Inc. (a) (o)	24,300	1,176,363
Johnson & Johnson	26,300	1,358,658
Mylan Laboratories Inc.	104,100	2,629,566
Sicor Inc. (a)	48,995	1,332,664
Wyeth	85,300	3,620,985

		15,704,660

Printing & Publishing — 1.04%

McGraw-Hill Companies Inc.	19,100	1,335,472

Retail — 3.23%

Costco Wholesale Corporation (a)	56,600	2,104,388
Kohl’s Corporation (a)	25,100	1,127,994
TJX Companies Inc.	40,500	893,025

		4,125,407

Savings and Loan — 1.71%

Greenpoint Financial Corporation	61,900	2,186,308

Technology — 1.38%

Linear Technology Corporation	41,900	1,762,733

Telecommunications — 0.93%

SBC Communications Inc.	45,600	1,188,792

Transportation — 2.84%

Burlington Northern Santa Fe Corporation	112,200	3,629,670

Utilities — 3.26%

American Electric Power Inc.	9,200	280,692
CMS Energy Corporation	48,700	414,924
Dominion Resources Inc.	12,800	817,024
FirstEnergy Corporation	46,700	1,643,840
Sempra Energy	33,800	1,016,028

		4,172,508

	Number of Shares, Units or Principal Amount	Value

Wireless Communications — 4.52%

Nextel Communications Inc. (Class A) (a)	205,800	$5,774,748

Total Domestic Common Stocks
(Identified cost $105,557,286)		122,348,962

Foreign Stocks — 1.32%

Insurance — 0.64%

XL Capital Ltd. (Class A)	10,500	814,275

Multi-Line Insurance — 0.68%

Willis Group Holdings Ltd.	25,700	875,599

Total Foreign Stocks
(Identified cost $1,565,867)		1,689,874

Other Investments — 0.51%

Securities Lending Quality Trust (s)	655,569	655,569

Total Other Investments
(Identified cost $655,569)		655,569

Repurchase Agreement — 3.03%

State Street Bank & Trust Repurchase Agreement, 0.70% due 01/02/04 Proceeds $3,877,151 Collateral: U. S. Treasury Bond $2,755,000, 8.75% due 05/15/20 Value $3,992,101	$3,877,000	3,877,000

Total Repurchase Agreement
(Identified cost $3,877,000)		3,877,000

Total Investments
(Identified cost $111,655,722)		$128,571,405

Other Assets Less Liabilities — (0.53)%		(677,537)

Net Assets — 100%		$127,893,868

(a)	Non-income producing security.
(o)	Security, or portion thereof, out on loan at December 31, 2003.
(s)	Represents investment of cash collateral received from securities on loan (see note 5).

See notes to financial statements.

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Enterprise Growth and Income Portfolio

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

Assets:

Investments at value, including securities loaned valued at $633,097 (Note 5)	$128,571,405
Cash	690
Investment income receivable	149,831
Receivable for fund shares sold	46,567
Receivable for investments sold	327,821
Other assets	5,404

Total assets	129,101,718

Liabilities:

Payable for fund shares redeemed	251,318
Payable for investments purchased	240,715
Payable upon return of securities loaned (Note 5)	655,569
Shareholder servicing fees payable	31,695
Accrued expenses and other liabilities	28,553

Total liabilities	1,207,850

Net assets	$127,893,868

Analysis of net assets:

Paid-in capital	$164,544,086
Undistributed (accumulated) net investment income (loss)	946,674
Undistributed (accumulated) net realized gain (loss)	(54,512,575)
Unrealized appreciation (depreciation)	16,915,683

Net assets	$127,893,868

Shares outstanding	25,650,151

Net asset value per share	$4.99

Investments at cost	$111,655,722

See notes to financial statements.

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Enterprise Growth and Income Portfolio

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2003

Investment income:

Dividends (net of foreign taxes withheld of $5,348)	$2,094,812
Interest	21,440
Securities lending income	899

Total investment income	2,117,151

Expenses:

Investment advisory fees	849,230
Shareholder servicing fees	234,952
Custodian and fund accounting fees	41,706
Audit and legal fees	28,427
Reports to shareholders	6,200
Trustees’ fees	4,049
Other expenses	5,915

Total expenses	1,170,479

Net investment income (loss)	946,672

Realized and unrealized gain (loss)—net:

Net realized gain (loss) on investments	(16,774,206)
Net change in unrealized gain (loss) on investments	43,723,486

Net realized and unrealized gain (loss)	26,949,280

Net increase (decrease) in net assets resulting from operations	$27,895,952

See notes to financial statements.

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Enterprise Growth and Income Portfolio

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2003	2002
From operations:

Net investment income (loss)	$946,672	$1,145,458
Net realized gain (loss)	(16,774,206)	(36,304,934)
Net change in unrealized gain (loss)	43,723,486	(9,884,249)

Increase (decrease) in net assets resulting from operations	27,895,952	(45,043,725)

Distributions to shareholders from:

Net investment income	(1,145,446)	(1,575,030)
Net realized gains	—	—

Total distributions to shareholders	(1,145,446)	(1,575,030)

From capital share transactions:

Shares sold	8,956,733	21,100,991
Reinvestment of distributions	1,143,225	1,572,359
Shares redeemed	(20,385,556)	(37,157,047)

Total increase (decrease) in net assets resulting from capital share transactions	(10,285,598)	(14,483,697)

Total increase (decrease) in net assets	16,464,908	(61,102,452)

Net assets:

Beginning of period	111,428,960	172,531,412

End of period	$127,893,868	$111,428,960

Capital share activity:

Shares issued	2,071,578	4,364,770
Shares issued in reinvestment of distributions	250,159	419,296
Shares redeemed	(4,888,936)	(8,430,251)

Net increase (decrease)	(2,567,199)	(3,646,185)

Undistributed (accumulated) net investment income (loss)	$946,674	$1,145,448

See notes to financial statements.

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Enterprise Growth and Income Portfolio

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

	For the Years Ended December 31,
	2003	2002	2001	2000		1999

Net asset value, beginning of period	$3.95	$5.41	$6.20	$6.16		$5.11

Income from investment operations:
Net investment income (loss)C	0.04	0.04	0.05	0.07		0.07
Net realized and unrealized gain (loss) on investments	1.04	(1.45)	(0.79)	(0.01)		0.98

Total from investment operations	1.08	(1.41)	(0.74)	0.06		1.05

Less dividends and distributions:
Dividends from net investment income	(0.04)	(0.05)	(0.05)	(0.02)		—
Distributions from capital gains	—	—	—	(0.00	)D	(0.00	)D

Total distributions	(0.04)	(0.05)	(0.05)	(0.02)		—

Net asset value, end of period	$4.99	$3.95	$5.41	$6.20		$6.16

Total return	27.56%	(25.95)%	(11.87)%	0.91%		20.55%
Net assets end of period (in thousands)	$127,894	$111,429	$172,531	$171,353		$89,887
Ratio of expenses to average net assets	1.03%	0.86%	0.85%	0.85%		0.94%
Ratio of net investment income (loss) to average net assets	0.84%	0.81%	0.92%	1.09%		1.22%
Portfolio turnover rate	119%	19%	2%	6%		1%

C	Based on average shares outstanding.
D	Less than $0.01 per share.

See notes to financial statements.

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8

Notes to Financial Statements

December 31, 2003

1. Organization

Enterprise Accumulation Trust (the “Trust”) was organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust is authorized to issue an unlimited number of shares of beneficial interest for the portfolios contained therein. The Trust is currently offered only to separate accounts of certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies. The financial statements herein are those of the Growth and Income Portfolio (the “Portfolio”). The financial statements of the other portfolios are reported separately. The assets of each portfolio are segregated, and a shareholder’s interest is limited to the portfolio in which shares are held. The prospectus provides a detailed description of the portfolios’ investment objectives and strategies.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Growth and Income Portfolio in the preparation of its financial statements:

Use of Estimates in Preparation of Financial Statements — Preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decreases of net assets from operations during the reporting period. Actual results could differ from those estimates. In the normal course of business, the Portfolio may enter into contracts that provide general indemnifications. The maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated; however, based on experience, the risk of any loss from such claims is considered remote.

Valuation of Investments — Investment securities, other than debt securities, listed on either a national or foreign securities exchange or traded in the over-the-counter National Market System are valued each business day at the official closing price (typically the last reported sale price) on the exchange on which the security is primarily traded. In certain instances a fair value will be assigned when Enterprise Capital Management, Inc. (“ECM”) believes that a significant event has occurred after the close of an exchange or market, but before the net asset value calculation. If there are no current day sales, the securities are valued at their last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at their last quoted bid price. Debt securities (other than certain short-term obligations) are valued each business day by an independent pricing service approved by the Board of Trustees. Short-term debt securities with 61 days or more to maturity at time of purchase are valued at market value through the 61st day prior to maturity, based on quotations received from market makers or other appropriate sources; thereafter, any unrealized appreciation or depreciation existing on the 61st day is amortized to par on a straight-line basis over the remaining number of days to maturity. Short-term securities with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market value. Portfolio investments in any investment companies, unit investment trusts or similar investment funds are valued daily at their closing net asset values (or unit value) per share on each valuation day. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Trustees.

Special Valuation Risks — Any foreign denominated assets held by the Portfolio may involve risks not typically associated with domestic transactions including but not limited to, unanticipated movements in exchange rates, the degree of government supervision and regulation of security markets and the possibility of political or economic instability.

Repurchase Agreements — The Portfolio may acquire securities subject to repurchase agreements. Under a typical repurchase agreement, the Portfolio would acquire a debt security for a relatively short period (usually for one day and not for more than one week) subject to an obligation of the seller to repurchase and of the Portfolio to resell the debt security at an agreed-upon higher price, thereby establishing a fixed investment return during the Portfolio’s holding period. Under each repurchase agreement, it is the Portfolio’s policy to receive, as collateral, U.S. Government or Agency securities whose market value (including interest) is at least

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Notes to Financial Statements — (Continued)

December 31, 2003

equal to the repurchase price. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty, realization or retention of the collateral or proceeds may be subject to legal proceedings.

Illiquid Securities — At times, the Portfolio may hold, up to its SEC or prospectus defined limitations, illiquid securities that it may not be able to sell at the price used by the Portfolio. Although it is expected that the fair value currently represents the current realizable value on disposition of such securities, there is no guarantee that the Portfolio will be able to do so. In addition, the Portfolio may incur certain costs related to the disposition of such securities. Any securities that have been deemed to be illiquid are denoted as such in the Portfolio of Investments.

Security Transactions and Investment Income — Security transactions are accounted for on the trade date. Realized gains and losses from security transactions are determined on the basis of identified cost and realized gains and losses from currency transactions are determined on the basis of average cost. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis. Corporate actions, including dividends on foreign securities are recorded on the ex-dividend date. Premiums and discounts on securities are amortized daily for both financial and tax purposes, using the effective interest method.

Expenses — The Portfolio bears expenses incurred specifically on its behalf, such as advisory and custodian fees, as well as a portion of the common expenses of the Trust, which are generally allocated to each Portfolio based on average net assets.

Federal Income Taxes — No provision for Federal income or excise taxes is required because the Portfolio intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute substantially all of its taxable income to shareholders.

Dividends and Distributions — Dividends and distributions to shareholders from net investment income and net realized capital gains, if any, are declared and paid at least annually. Dividends and distributions are recorded on the ex-dividend date.

3. Transactions with Affiliates

An investment advisory fee is payable monthly to ECM, a wholly-owned subsidiary of MONY Life Insurance Company, and is computed as a percentage of the Portfolio’s average daily net assets as of the close of business each day at an annual rate of 0.75%. MONY Life Insurance Company also provides sub-transfer agency, printing and other services to the Portfolio. For the year ended December 31, 2003, the Portfolio paid MONY Life Insurance Company $234,952 for these services. ECM has voluntarily agreed to limit the Portfolio’s expense ratio to 1.05%.

For the year ended December 31, 2003, the Portfolio paid brokerage commissions of $3,295 to affiliates of the adviser or subadviser.

4. Investment Transactions

For the year ended December 31, 2003, purchases and sales proceeds of investment securities, other than short-term securities, were as follows:

U.S. Government / Agency Obligations		Other Investment Securities
Purchases	Sales	Purchases	Sales
—	—	$131,455,369	$142,802,525

5. Securities Lending

The Portfolio may lend portfolio securities to qualified institutions. Loans are required to be secured at all times by collateral at least equal to 102% of the market value of securities loaned. The Portfolio receives a portion of the income earned on the collateral and also continues to earn income on the loaned securities. Any gain or loss in the market price

ENTERPRISE Accumulation Trust

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Notes to Financial Statements — (Continued)

December 31, 2003

of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. The lending agent provides the Portfolio with indemnification against losses due to borrower default. The Portfolio bears the risk of loss only with respect to the investment of any cash collateral. Any securities currently out on loan are denoted in the Portfolio of Investments.

The Portfolio generally receives cash as collateral for securities lending. The cash is invested in the Securities Lending Quality Trust (SLQT), a New Hampshire investment trust organized and managed by State Street Bank & Trust, which is limited to investment activities incidental to or in support of the securities lending program organized and managed by State Street Bank & Trust.

6. Borrowings

The Trust and another series of mutual funds advised by ECM are parties to a $40 million redemption line of credit with State Street Bank and Trust Co. whereby each portfolio may borrow up to its prospectus defined limitation. The Trust pays an allocated portion of an annual commitment fee equal to 0.10% of the committed amount. The Portfolio had no loans outstanding at any time during the year ended December 31, 2003.

7. Federal Income Tax Information

Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. At times, these differences are primarily due to differing treatments for capital loss carryforwards utilized and losses deferred due to wash sales.

Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid in capital. These reclassifications have no effect on net assets or net asset value per share. Any taxable gain remaining at fiscal year end is distributed in the following year.

At December 31, 2003, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value were as follows:

Tax Cost	Tax Unrealized Gain	Tax Unrealized Loss	Net Unrealized Gain
$111,802,488	$18,680,762	$1,911,845	$16,768,917

The tax character of distributions paid was as follows:

	Ordinary Income	Long-Term Gain	Total Distributions
2003	$1,145,446	—	$1,145,446
2002	1,575,030	—	1,575,030

The tax character of distributable earnings/accumulated losses at December 31, 2003 was as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Capital Loss Carryforward	Expiration
946,674	—	$54,365,809	2008-2011

8. Subsequent Event

On January 13, 2004, the Board of Trustees approved a resolution to merge the Portfolio into the EQ Advisors Trust, a registered investment company managed by The Equitable Life Assurance Society of the United States, a subsidiary of AXA Financial, Inc. The merger must be approved by the shareholders of the Portfolio. The merger is conditioned upon the completion of the proposed acquisition of The MONY Group Inc. (the parent of Enterprise Capital Management, Inc.) by AXA Financial, Inc., which must be approved by a vote of The MONY Group Inc. shareholders.

ENTERPRISE Accumulation Trust

11

Report of Independent Auditors

To the Board of Trustees of Enterprise Accumulation Trust and Shareholders of Growth and Income Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Growth and Income Portfolio (one of the portfolios constituting Enterprise Accumulation Trust, hereafter referred to as the “Portfolio”) at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

February 12, 2004

ENTERPRISE Accumulation Trust

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Tax Reporting Information (Unaudited)

The portfolio had 100% of its 2003 ordinary income distributions qualify for the corporate dividends received deduction (“DRD”) but none qualify as qualifying dividend income (“QDI”).

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TRUSTEES AND OFFICERS

NAME, ADDRESS, AND (YEAR OF BIRTH)	POSITIONS HELD	YEAR ELECTED	PRINCIPAL OCCUPATIONS PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN COMPLEX	OTHER DIRECTORSHIPS

NON-INTERESTED PARTIES:

Arthur T. Dietz Atlanta, GA (1923)	Trustee and Audit Committee Member	1994	President, ATD Advisory Corp.	16	EGF - 22 Funds

Arthur Howell, Esquire Atlanta, GA (1918)	Trustee and Audit Committee Chairman	1994	Of Counsel, Alston & Bird LLP (law firm)	16	EGF - 22 Funds

William A. Mitchell, Jr. Atlanta, GA (1940)	Trustee	1994	Chairman, Carter & Associates (real estate development)	16	EGF - 22 Funds

Lonnie H. Pope Macon, GA (1934)	Trustee and Audit Committee Member	1994	CEO, Longleaf Industries, Inc. (chemical manufacturing)	16	EGF - 22 Funds

INTERESTED PARTIES:

Victor Ugolyn Atlanta, GA (1947)	Chairman, President & Chief Executive Officer, Trustee	1994	Chairman, President & CEO, ECM, EAT, EGF, and EFD	16	EGF - 22 Funds, EGF plc - 7 Portfolios

Michael I. Roth New York, NY (1945)	Trustee	1994	Chairman and CEO, The MONY Group Inc.	16	EGF - 22 Funds, EGF plc - 7 Portfolios The MONY Group Inc., Pitney Bowes, Inc., Interpublic Group of Companies, Inc.

Samuel J. Foti New York, NY (1952)	Trustee	1994	President and COO, The MONY Group Inc.	16	The MONY Group Inc. EGF - 22 Funds, EGF plc - 7 Portfolios

Phillip G. Goff Atlanta, GA (1963)	Vice President and Chief Financial Officer	1995	Senior Vice President and CFO, EFD; Vice President and CFO, EGF, EAT and ECM; Controller, MSF	—	—

Herbert M. Williamson Atlanta, GA (1951)	Treasurer and Assistant Secretary	1994	Vice President, ECM; Assistant Secretary and Treasurer, EGF, EAT, ECM and EFD	—	—

Catherine R. McClellan Atlanta, GA (1955)	Secretary	1994	Secretary, EAT, EGF and MSF; Senior Vice President, Secretary and Chief Counsel, ECM and EFD	—	—

Footnotes:

EGF - The Enterprise Group of Funds, Inc.	EFD - Enterprise Fund Distributors, Inc.
EAT - Enterprise Accumulation Trust	EGF plc - Enterprise Global Funds plc
ECM - Enterprise Capital Management, Inc.	MSF - MONY Series Fund, Inc.

The Enterprise Accumulation Trust Statement of Additional Information (SAI) includes additional information about the Trustees and is available, without charge, upon request by calling 1-800-432-4320.

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Enterprise Accumulation Trust

GROWTH AND INCOME PORTFOLIO

Investment Adviser

Enterprise Capital Management, Inc.

Atlanta Financial Center

3343 Peachtree Road, Suite 450

Atlanta, Georgia 30326

Custodian and Transfer Agent

State Street Bank and Trust Company

P. O. Box 1713

Boston, Massachusetts 02105

Independent Auditors

PricewaterhouseCoopers LLP

250 West Pratt Street Suite 2100

Baltimore, Maryland 21201

This report is authorized for distribution only to contractholders and to others who have received a copy of this Trust’s prospectus.

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Enterprise International Growth Portfolio

SUBADVISER’S COMMENTS

SSgA Funds Management, Inc.

Boston, Massachusetts

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for Enterprise Accumulation Trust.

SSgA Funds Management, Inc. (“SSgA”) is subadviser to the Enterprise International Growth Portfolio. SSgA manages approximately $76 billion and its normal investment minimum is $10 million.

Investment Objective

The objective of the Enterprise International Growth Portfolio is capital appreciation.

2003 Performance Review

How did the Portfolio perform for the year ended December 31, 2003?

For the period ended December 31, 2003, the Portfolio returned 30.94%. The Portfolio underperformed its benchmark, the MSCI EAFE Index, which returned 38.59%. The Portfolio underperformed its peer group, the Lipper International Funds Index, which returned 36.00%.

Enterprise performance numbers do not include variable account or insurance contract expenses. Performance numbers are also not adjusted for any taxes paid by a shareholder. Remember that historic performance does not predict future performance. The investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

*The Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI EAFE) is an unmanaged index comprised of the stocks of approximately 1,005 companies traded on 21 stock exchanges from around the world, excluding the USA, Canada, and Latin America. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. The Lipper International Funds Index is an unmanaged index of the 30 largest funds, based on year-end net asset value, in the Lipper International Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.

ENTERPRISE Accumulation Trust

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Enterprise International Growth Portfolio

SUBADVISER’S COMMENTS — (Continued)

How would you describe the investment environment during the period?

The environment remained extremely challenging over 2003 as a whole, particularly for this style, as SSgA invests the Portfolio exclusively in large-cap, high quality stocks. 2003 was a year in which the lower quality companies that had previously been in danger of bankruptcy were reprieved by the massive easing in monetary policy that took place in early in the year. As rate structures moved down, these companies were able to refinance their balance sheets and de-leverage themselves. The consequence was significant outperformance by these more speculative stocks, an area in which, given SSgA’s investment philosophy, the Portfolio was underexposed.

What strategies affected Portfolio performance during the period?

As mentioned above, SSgA’s investment style has been resolutely out of favor during most of 2003. Not only high quality stocks, but also those of relatively high valuation that depend heavily on future earnings growth, tended to be overlooked by investors. These constituted twin headwinds that were too strong to overcome without compromising the philosophy irrevocably.

Conversely, SSgA’s favorable view of the Asian markets helped performance, particularly in the latter half of the year. Sector allocation was also a net positive, with the Portfolio’s over-weighting of technology, particularly to the semiconductor industry, the biggest contributor. The Portfolio’s over-weight to stocks exposed to the rising natural gas price, such as EnCana and Precision Drilling also helped. On the negative side, some stock-specific difficulties dragged down SSgA’s relative performance, most notably Sony’s restatement of earnings. Within financials, there was wide dispersion of return from different companies and considerable intra-quarter volatility that did not act to the Portfolio’s benefit.

What changes were made to the Portfolio over the period?

During the first quarter, SSgA added to exposure in HSBC Holdings, HBOS and ING Group by selling less volatile stocks such as Honda and Suez. Early in the second quarter, SSgA added to the Portfolio’s tech holdings through purchases of SAP and Sharp Corporation and started moving into the industrials sector by building a position in Komatsu Ltd., as well as initiating in LVMH-Moet Hennessy Louis Vuitton, the luxury goods maker. Stock shifts within consumer cyclicals included reducing Reed Elsevier, Nestle and Tesco and removing Honda Motor and Sony, while adding to higher-beta tech stocks such as Taiwan Semiconductor Manufacturing Company Ltd. and NTT DoCoMo, Inc. In addition, SSgA took steps to increase the Portfolio’s exposure to Japanese stocks and during the fourth quarter reduced positions in Nokia, SAP, Flextronics and Telefonica in order to focus more on the health care and consumer sectors. Towards the end of the year, the Portfolio liquidated its position in Encana on the view that much of the rise in this commodity has already played out.

As with all international portfolios, the Portfolio carries additional risks associated with possibly less stable foreign securities, currencies, lack of uniform accounting standards and political instability.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

ENTERPRISE Accumulation Trust

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Enterprise International Growth Portfolio

PORTFOLIO OF INVESTMENTS

 December 31, 2003

	Number of Shares	Value

Foreign Common Stocks — 98.58%

Argentina — 0.01%

Telecom Argentina Stet-France Telecom (ADR) (o)	1,000	$8,749

Australia — 0.01%

Woolworths Ltd.	800	7,098

Canada — 0.06%

Telus Corporation	600	12,033
WestJet Airlines Ltd. (a)	1,025	22,538

		34,571

Chile — 0.01%

Compania DE Telecomunicaciones Chile (ADR) (a) (o)	400	5,980

Finland — 3.52%

Nokia (a)	113,110	1,949,356
Stora Enso	700	9,398

		1,958,754

France — 17.90%

Alcatel (a) (o)	1,000	12,834
AXA	85,801	1,830,320
BNP Paribas	27,202	1,706,979
France Telecom (o)	300	8,545
JC Decaux (a)	600	9,775
L’Oreal	13,752	1,123,652
LVMH-Moet Hennessy Louis Vuitton	19,103	1,385,575
Sanofi-Synthelabo	24,623	1,847,856
TotalFinaElf	10,960	2,030,770
Vivendi Universal (a)	200	4,845

		9,961,151

Germany — 6.82%

E.ON	18,100	1,177,220
SAP	8,100	1,355,748
Volkswagen	22,700	1,259,822

		3,792,790

India — 0.17%

Satyam Computer Services Ltd. (ADR) (o)	3,200	93,856

Ireland — 3.17%

Bank of Ireland	500	6,801
CRH	85,089	1,741,328
Ryanair Holdings (ADR) (a) (o)	300	15,192

		1,763,321

Italy — 2.04%

ENI (o)	300	5,642
Sanpaolo IMI	86,250	1,121,069
Telecom Italia (a)	3,396	6,894

		1,133,605

	Number of Shares	Value

Japan — 18.29%

Asahi Glass Company Ltd. (o)	168,000	$1,376,344
Canon Inc.	39,000	1,811,758
Dai Nippon Printng Company Ltd.	1,000	14,011
Komatsu Ltd.	288,000	1,823,209
Nomura Holdings Inc.	79,000	1,342,224
NTT DoCoMo Inc.	805	1,821,114
Sharp Corporation	125,000	1,967,835
Shiseido Company Ltd.	1,000	12,131
Sony Corporation (ADR)	200	6,934

		10,175,560

Korea — 0.00%

Sappi Ltd. (ADR) (o)	200	2,734

Luxembourg — 0.03%

Arcelor (o)	900	15,635

Netherlands — 6.33%

ASML Holdings (a)	99,763	1,971,400
ING Groep	66,568	1,547,231
Unilever	100	6,518

		3,525,149

Russia — 0.18%

Gazprom (ADR)	700	18,130
JSC MMC Norilsk Nickel (ADR) (o)	300	19,545
Lukoil Holdings (ADR)	500	46,550
Yukos Corporation (ADR) (o)	333	14,186

		98,411

Switzerland — 17.97%

Alcon Inc.	300	18,162
Nestle	3,933	979,762
Novartis	46,339	2,097,658
Roche Holdings-Genusschein	10,660	1,072,102
Swiss Reinsurance	22,140	1,490,398
UBS	39,127	2,671,765
Zurich Financial Services (a)	11,641	1,670,508

		10,000,355

Thailand — 0.00%

Quality Houses Public Company Ltd.	20	3

Taiwan — 2.75%

Taiwan Semiconductor Manufacturing Company Ltd. (ADR) (a)	149,284	1,528,668

United Kingdom — 19.32%

British Sky Broadcasting (a)	119,708	1,500,900
Centrica	1,200	4,516
Diageo (a)	84,309	1,105,184
Exel	1,000	13,171
GlaxoSmithKline	71,550	1,633,402
HBOS	116,686	1,505,673
HSBC Holdings	105,136	1,646,339
Imperial Tobacco Group	400	7,847

ENTERPRISE Accumulation Trust

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Enterprise International Growth Portfolio

PORTFOLIO OF INVESTMENTS — (Continued)

 December 31, 2003

	Number of Shares or Units	Value

Man Group	500	$13,029
Rio Tinto	42,319	1,164,594
Royal Bank of Scotland Group	404	11,860
Shell Transportation & Trading Company	700	5,187
Vodafone Group	858,024	2,119,447
Vodafone Group (ADR)	700	17,528

		10,748,677

Total Foreign Common Stocks
(Identified cost $43,949,767)		54,855,067

Warrants — 0.00%

Thailand — 0.00%

Quality Houses Public Company Ltd. (a) (e)	4	—

Total Warrants
(Identified cost $0)		—

Other Investments — 1.12%

Securities Lending Quality Trust (s)	621,560	621,560

Total Other Investments
(Identified cost $621,560)		621,560

Total Investments
(Identified cost $44,571,327)		$55,476,627

Other Assets Less Liabilities — 0.30%		168,381

Net Assets — 100%		$55,645,008

(a)	Non-income producing security.
(e)	The warrants entitle the Portfolio to purchase quarterly 1 share of Quality Houses Public Company Ltd. for every 1 warrant held and 5 THB until October 19, 2006.
(o)	Security, or portion thereof, out on loan at December 31, 2003
(s)	Represents investment of cash collateral received from securities on loan (see note 5).
(ADR)	American Depository Receipt.

Industry classifications for the Portfolio as a percentage of total market value at December 31, 2003 are as follows (unaudited):

Industry

Advertising	0.02%

Aerospace & Defense	0.08%

Automobiles	2.31%

Banks	21.17%

Construction Materials	11.26%

Consumer Products	2.54%

Electronic Equipment & Instruments	6.92%

Energy Equipment & Services	2.15%

Food & Drug Retailing	5.93%

Information Technology	2.57%

Insurance	9.13%

Media	2.76%

Oil & Gas	0.03%

Pharmaceuticals	12.20%

Printing & Publishing	0.03%

Semiconductor Equipment & Products	2.55%

Telecommunication Service	18.35%

Total	100.00%

See notes to financial statements.

ENTERPRISE Accumulation Trust

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Enterprise International Growth Portfolio

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

Assets:

Investments at value, including securities loaned valued at $594,286 (Note 5)	$55,476,627
Foreign currency at value (cost — $130,067)	133,641
Cash	659,439
Investment income receivable	81,504
Receivable for fund shares sold	1,679
Receivable for investments sold	20
Other assets	6,931

Total assets	56,359,841

Liabilities:

Payable for fund shares redeemed	59,444
Payable upon return of securities loaned (Note 5)	621,560
Shareholder servicing fees payable	13,712
Accrued expenses and other liabilities	20,117

Total liabilities	714,833

Net assets	$55,645,008

Analysis of net assets:

Paid-in capital	$74,570,129
Undistributed (accumulated) net investment income (loss)	379,430
Undistributed (accumulated) net realized gain (loss)	(30,217,868)
Unrealized appreciation (depreciation)	10,913,317

Net assets	$55,645,008

Shares outstanding	12,331,820

Net asset value per share	$4.51

Investments at cost	$44,571,327

See notes to financial statements.

ENTERPRISE Accumulation Trust

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Enterprise International Growth Portfolio

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2003

Investment income:

Dividends (net of foreign taxes withheld of $111,804)	$903,267
Interest	7,593
Securities lending income	18,411

Total investment income	929,271

Expenses:

Investment advisory fees	398,487
Shareholder servicing fees	98,430
Custodian and fund accounting fees	18,404
Audit and legal fees	12,279
Reports to shareholders	3,447
Trustees’ fees	1,730
Other expenses	1,536

Total expenses	534,313

Expenses reduced by expense offset arrangements	(1,865)

Total expenses, net of expense offset arrangements	532,448

Net investment income (loss)	396,823

Realized and unrealized gain (loss)—net:

Net realized gain (loss) on investments	(8,964,100)
Net realized gain (loss) on foreign currency transactions	2,737,596
Net realized gain (loss) on options transactions	(285)
Net change in unrealized gain (loss) on investments	19,261,806
Net change in unrealized gain (loss) on foreign currency	3,253

Net realized and unrealized gain (loss)	13,038,270

Net increase (decrease) in net assets resulting from operations	$13,435,093

See notes to financial statements.

ENTERPRISE Accumulation Trust

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Enterprise International Growth Portfolio

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2003	2002
From operations:

Net investment income (loss)	$396,823	$660,627
Net realized gain (loss)	(6,226,789)	(7,404,125)
Net change in unrealized gain (loss)	19,265,059	(4,673,357)

Increase (decrease) in net assets resulting from operations	13,435,093	(11,416,855)

Distributions to shareholders from:

Net investment income	(229,092)	(340,574)

Total distributions to shareholders	(229,092)	(340,574)

From capital share transactions:

Shares sold	14,497,197	22,640,621
Shares exchanged due to merger	1,998,364	—
Reinvestment of distributions	227,975	340,574
Shares redeemed	(18,436,839)	(29,813,401)

Total increase (decrease) in net assets resulting from capital share transactions	(1,713,303)	(6,832,206)

Total increase (decrease) in net assets	11,492,698	(18,589,635)

Net assets:

Beginning of period	44,152,310	62,741,945

End of period	$55,645,008	$44,152,310

Capital share activity:

Shares issued	4,063,215	5,968,408
Shares issued due to merger	622,543	—
Shares issued in reinvestment of distributions	56,151	105,115
Shares redeemed	(5,178,342)	(7,791,983)

Net increase (decrease)	(436,433)	(1,718,460)

Undistributed (accumulated) net investment income (loss)	$379,430	$229,091

See notes to financial statements.

ENTERPRISE Accumulation Trust

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Enterprise International Growth Portfolio

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

	For the years ended December 31,
	2003	2002	2001	2000	1999

Net asset value, beginning of period	$3.46	$4.33	$6.94	$9.29	$6.74

Income from investment operations:
Net investment income (loss)C	0.03	0.05	0.02	(0.01)	0.03
Net realized and unrealized gain (loss) on investments	1.04	(0.89)	(2.02)	(1.57)	2.74

Total from investment operations	1.07	(0.84)	(2.00)	(1.58)	2.77

Less dividends and distributions:
Dividends from net investment income	(0.02)	(0.03)	(0.04)	(0.02)	(0.12)
Distributions from capital gains	—	—	(0.57)	(0.75)	(0.10)

Total distributions	(0.02)	(0.03)	(0.61)	(0.77)	(0.22)

Net asset value, end of period	$4.51	$3.46	$4.33	$6.94	$9.29

Total return	30.94%	(19.46)%	(27.80)%	(17.21)%	42.12%
Net assets end of period (in thousands)	$55,645	$44,152	$62,742	$100,550	$134,255
Ratio of expenses to average net assets (excluding expense offset arrangements)	1.14%	1.06%	1.09%	1.04%	1.01%
Ratio of expenses to average net assets	1.14%	1.06%	1.09%	1.04%	1.01%
Ratio of net investment income (loss) to average net assets	0.85%	1.22%	0.30%	(0.06)%	0.41%
Portfolio turnover	54%	176%	95%	73%	129%

C	Based on average shares outstanding.

See notes to financial statements.

ENTERPRISE Accumulation Trust

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Notes to Financial Statements

December 31, 2003

1. Organization

Enterprise Accumulation Trust (the “Trust”) was organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust is authorized to issue an unlimited number of shares of beneficial interest for the portfolios contained therein. The Trust is currently offered only to separate accounts of certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies. The financial statements herein are those of the International Growth Portfolio (the “Portfolio”). The financial statements of the other portfolios are reported separately. The assets of each portfolio are segregated, and a shareholder’s interest is limited to the portfolio in which shares are held. The prospectus provides a detailed description of the portfolios’ investment objectives and strategies.

Effective February 28, 2003 the International Growth Portfolio acquired all of the net assets of the Worldwide Growth and Emerging Countries Portfolios in tax-free exchanges of shares wherein the shareholders of the Worldwide Growth and Emerging Countries Portfolios received for each share owned approximately 1.97 and 2.42 shares, respectively of the International Growth Portfolio. The aggregate net assets and unrealized appreciation/(depreciation) of the funds immediately before and after the mergers were as follows:

	Net Assets		Unrealized Appreciation/ (Depreciation)
Portfolio	Before Merger	After Merger	Before Merger	After Merger
International Growth	$40,211,216	$42,209,580	$(11,305,050)	$(11,398,851)
Worldwide Growth	821,424		(58,381)
Emerging Countries	1,176,940		(35,420)

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the International Growth Portfolio in the preparation of its financial statements:

Use of Estimates in Preparation of Financial Statements — Preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decreases of net assets from operations during the reporting period. Actual results could differ from those estimates. In the normal course of business, the Portfolio may enter into contracts that provide general indemnifications. The maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated; however, based on experience, the risk of any loss from such claims is considered remote.

Valuation of Investments — Investment securities, other than debt securities, listed on either a national or foreign securities exchange or traded in the over-the-counter National Market System are valued each business day at the official closing price (typically the last reported sale price) on the exchange on which the security is primarily traded. In certain instances a fair value will be assigned when Enterprise Capital Management, Inc. (“ECM”) believes that a significant event has occurred after the close of an exchange or market, but before the net asset value calculation. If there are no current day sales, the securities are valued at their last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at their last quoted bid price. Debt securities (other than certain short-term obligations) are valued each business day by an independent pricing service approved by the Board of Trustees. Short-term debt securities with 61 days or more to maturity at time of purchase are valued at market value through the 61st day prior to maturity, based on quotations received from market makers or other appropriate sources; thereafter, any unrealized appreciation or depreciation existing on the 61st day is amortized to par on a straight-line basis over the remaining number of days to maturity. Short-term securities with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market value. Portfolio investments in any investment companies, unit investment trusts or similar investment funds are valued daily at their closing net asset

ENTERPRISE Accumulation Trust

9

Notes to Financial Statements — (Continued)

December 31, 2003

values (or unit value) per share on each valuation day. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Trustees.

Special Valuation Risks — Any foreign denominated assets held by the Portfolio may involve risks not typically associated with domestic transactions including but not limited to, unanticipated movements in exchange rates, the degree of government supervision and regulation of security markets and the possibility of political or economic instability.

Repurchase Agreements — The Portfolio may acquire securities subject to repurchase agreements. Under a typical repurchase agreement, the Portfolio would acquire a debt security for a relatively short period (usually for one day and not for more than one week) subject to an obligation of the seller to repurchase and of the Portfolio to resell the debt security at an agreed-upon higher price, thereby establishing a fixed investment return during the Portfolio’s holding period. Under each repurchase agreement, it is the Portfolio’s policy to receive, as collateral, U.S. Government or Agency securities whose market value (including interest) is at least equal to the repurchase price. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty, realization or retention of the collateral or proceeds may be subject to legal proceedings.

Illiquid Securities — At times, the Portfolio may hold, up to its SEC or prospectus defined limitations, illiquid securities that it may not be able to sell at the price used by the Portfolio. Although it is expected that the fair value currently represents the current realizable value on disposition of such securities, there is no guarantee that the Portfolio will be able to do so. In addition, the Portfolio may incur certain costs related to the disposition of such securities. Any securities that have been deemed to be illiquid are denoted as such in the Portfolio of Investments.

Foreign Currency Translation — Securities, other assets and liabilities of the Portfolio, if any, whose values are expressed in foreign currencies are translated to U.S. dollars at the bid price of such currency against U.S. dollars last quoted by a pricing vendor on the valuation date. Dividend and interest income and certain expenses denominated in foreign currencies are translated to U.S. dollars based on the exchange rates in effect on the date the income is earned and the expense is incurred. Exchange gains and losses are realized upon ultimate receipt or disbursement. The Portfolio does not isolate that portion of their realized and unrealized gains on investments from changes in foreign exchange rates from the fluctuations arising due to changes in the market prices of the investments.

Forward Currency Exchange Contracts — As part of its investment program, the Portfolio may utilize forward currency exchange contracts to manage exposure to currency fluctuations and hedge against adverse changes in connection with purchases and sales of securities. All commitments are marked to market daily at the applicable translation rates and any resulting unrealized gains or losses are recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. The Portfolio will enter into forward contracts only for hedging purposes. Risks arise from the possible inability of counterparties to meet their contracts and from movements in currency values.

Security Transactions and Investment Income — Security transactions are accounted for on the trade date. Realized gains and losses from security transactions are determined on the basis of identified cost and realized gains and losses from currency transactions are determined on the basis of average cost. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis. Corporate actions, including dividends on foreign securities are recorded on the ex-dividend date. Premiums and discounts on securities are amortized daily for both financial and tax purposes, using the effective interest method.

Expenses — The Portfolio bears expenses incurred specifically on its behalf, such as advisory and custodian fees, as well as a portion of the common expenses of the Trust, which are generally allocated to each Portfolio based on average net assets. The Portfolio may direct certain security trades to brokers who may pay a portion of the commissions for those trades to offset certain expenses of the Portfolio. This amount is reported in the Statement of Operations.

ENTERPRISE Accumulation Trust

10

Notes to Financial Statements — (Continued)

December 31, 2003

Federal Income Taxes — No provision for Federal income or excise taxes is required because the Portfolio intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute substantially all of its taxable income to shareholders.

Dividends and Distributions — Dividends and distributions to shareholders from net investment income and net realized capital gains, if any, are declared and paid at least annually. Dividends and distributions are recorded on the ex-dividend date.

3. Transactions with Affiliates

An investment advisory fee is payable monthly to ECM, a wholly-owned subsidiary of MONY Life Insurance Company, and is computed as a percentage of the Portfolio’s average daily net assets as of the close of business each day at an annual rate of 0.85%. MONY Life Insurance Company also provides sub-transfer agency, printing and other services to the Portfolio. For the year ended December 31, 2003, the Portfolio paid MONY Life Insurance Company $98,430 for these services. ECM has voluntarily agreed to limit the Portfolio’s expense ratio to 1.55%.

The MONY Group Inc. and its subsidiaries and affiliates had an investment of $222,086 in the Portfolio at December 31, 2003.

For the year ended December 31, 2003, the Portfolio paid brokerage commissions of $2,073 to affiliates of the adviser and subadviser.

4. Investment Transactions

For the year ended December 31, 2003, purchases and sales proceeds of investment securities, other than short-term securities, were as follows:

U.S. Government/Agency Obligations		Other Investment Securities
Purchases	Sales	Purchases	Sales
—	—	$24,898,334	$28,414,131

5. Securities Lending

The Portfolio may lend portfolio securities to qualified institutions. Loans are required to be secured at all times by collateral at least equal to 102% (105% for foreign securities) of the market value of securities loaned. The Portfolio receives a portion of the income earned on the collateral and also continues to earn income on the loaned securities. Any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. The lending agent provides the Portfolio with indemnification against losses due to borrower default. The Portfolio bears the risk of loss only with respect to the investment of any cash collateral. Any securities currently out on loan are denoted in the Portfolio of Investments.

The Portfolio generally receives cash as collateral for securities lending. The cash is invested in the Securities Lending Quality Trust (SLQT), a New Hampshire investment trust, organized and managed by State Street Bank & Trust, which is limited to investment activities incidental to or in support of the securities lending program organized and managed by State Street Bank & Trust.

6. Borrowings

The Trust and another series of mutual funds advised by ECM are parties to a $40 million redemption line of credit with State Street Bank and Trust Co. whereby each portfolio may borrow up to its prospectus defined limitation. The Trust pays an allocated portion of an annual commitment fee equal to 0.10% of the committed amount. The portfolio had no loans outstanding at any time during the year ended December 31, 2003.

ENTERPRISE Accumulation Trust

11

Notes to Financial Statements — (Continued)

December 31, 2003

7. Federal Income Tax Information

Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. At times, these differences are primarily due to differing treatments for foreign currency transactions, capital loss carryforwards utilized, losses deferred due to wash sales and investments in passive foreign investment companies.

Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid in capital. These reclassifications have no effect on net assets or net asset value per share. Any taxable gain remaining at fiscal year end is distributed in the following year.

At December 31, 2003, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value were as follows:

Tax Cost	Tax Unrealized Gain	Tax Unrealized Loss	Net Unrealized Gain
$44,726,323	$11,426,325	$672,270	$10,754,055

The tax character of distributions paid was as follows:

	Ordinary Income	Long-Term Gain	Total Distributions
2003	$229,092	—	$229,092
2002	340,574	—	340,574

The tax character of distributable earnings/accumulated losses at December 31, 2003 was as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Capital Loss Carryforward	Expiration
$487,583	—	$30,170,740	2008-2011

Included in the capital loss carryforward is $517,614 acquired in connection with the respective mergers that occurred in 2003 (Note 1). Utilization of these losses may be limited in accordance with Federal Tax regulations.

8. Subsequent Event

On January 13, 2004, the Board of Trustees approved a resolution to merge the Portfolio into the EQ Advisors Trust, a registered investment company managed by The Equitable Life Assurance Society of the United States, a subsidiary of AXA Financial, Inc. The merger must be approved by the shareholders of the Portfolio. The merger is conditioned upon the completion of the proposed acquisition of The MONY Group Inc. (the parent of Enterprise Capital Management, Inc.) by AXA Financial, Inc., which must be approved by a vote of The MONY Group Inc. shareholders.

ENTERPRISE Accumulation Trust

12

Report of Independent Auditors

To the Board of Trustees of

Enterprise Accumulation Trust and Shareholders of

International Growth Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of International Growth Portfolio (one of the portfolios constituting Enterprise Accumulation Trust, hereafter referred to as the “Portfolio”) at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

February 12, 2004

ENTERPRISE Accumulation Trust

13

Shareholder Proxy Voting Information (Unaudited)

On February 28, 2003, shareholders of the Worldwide Growth and Emerging Countries Portfolios voted on and approved their respective agreements and Plans of Reorganization into the International Growth Portfolio as follows:

Worldwide Growth:

No. of Shares
Affirmative	128,500.031
Against	1,544.642
Abstain	13,496.828

Total	143,541.501

Emerging Countries:

No. of Shares
Affirmative	98,217.898
Against	23,438.156
Abstain	5,045.745

Total	126,701.799

ENTERPRISE Accumulation Trust

14

TRUSTEES AND OFFICERS

NAME, ADDRESS, AND (YEAR OF BIRTH)	POSITIONS HELD	YEAR ELECTED	PRINCIPAL OCCUPATIONS PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN COMPLEX	OTHER DIRECTORSHIPS

NON-INTERESTED PARTIES:

Arthur T. Dietz Atlanta, GA (1923)	Trustee and Audit Committee Member	1994	President, ATD Advisory Corp.	16	EGF - 22 Funds

Arthur Howell, Esquire Atlanta, GA (1918)	Trustee and Audit Committee Chairman	1994	Of Counsel, Alston & Bird LLP (law firm)	16	EGF - 22 Funds

William A. Mitchell, Jr. Atlanta, GA (1940)	Trustee	1994	Chairman, Carter & Associates (real estate development)	16	EGF - 22 Funds

Lonnie H. Pope Macon, GA (1934)	Trustee and Audit Committee Member	1994	CEO, Longleaf Industries, Inc. (chemical manufacturing)	16	EGF - 22 Funds

INTERESTED PARTIES:

Victor Ugolyn Atlanta, GA (1947)	Chairman, President & Chief Executive Officer, Trustee	1994	Chairman, President & CEO, ECM, EAT, EGF, and EFD	16	EGF - 22 Funds, EGF plc - 7 Portfolios

Michael I. Roth New York, NY (1945)	Trustee	1994	Chairman and CEO, The MONY Group Inc.	16	EGF - 22 Funds, EGF plc - 7 Portfolios The MONY Group Inc., Pitney Bowes, Inc., Interpublic Group of Companies, Inc.

Samuel J. Foti New York, NY (1952)	Trustee	1994	President and COO, The MONY Group Inc.	16	The MONY Group Inc. EGF - 22 Funds, EGF plc - 7 Portfolios

Phillip G. Goff Atlanta, GA (1963)	Vice President and Chief Financial Officer	1995	Senior Vice President and CFO, EFD; Vice President and CFO, EGF, EAT and ECM; Controller, MSF	—	—

Herbert M. Williamson Atlanta, GA (1951)	Treasurer and Assistant Secretary	1994	Vice President, ECM; Assistant Secretary and Treasurer, EGF, EAT, ECM and EFD	—	—

Catherine R. McClellan Atlanta, GA (1955)	Secretary	1994	Secretary, EAT, EGF and MSF; Senior Vice President, Secretary and Chief Counsel, ECM and EFD	—	—

Footnotes:

EGF - The Enterprise Group of Funds, Inc.	EFD - Enterprise Fund Distributors, Inc.
EAT - Enterprise Accumulation Trust	EGF plc - Enterprise Global Funds plc
ECM - Enterprise Capital Management, Inc.	MSF - MONY Series Fund, Inc.

The Enterprise Accumulation Trust Statement of Additional Information (SAI) includes additional information about the Trustees and is available, without charge, upon request by calling 1-800-432-4320.

ENTERPRISE Accumulation Trust

15

Enterprise Accumulation Trust

INTERNATIONAL GROWTH PORTFOLIO

Investment Adviser

Enterprise Capital Management, Inc.

Atlanta Financial Center

3343 Peachtree Road, Suite 450

Atlanta, Georgia 30326

Custodian and Transfer Agent

State Street Bank and Trust Company

P. O. Box 1713

Boston, Massachusetts 02105

Independent Auditors

PricewaterhouseCoopers LLP

250 West Pratt Street Suite 2100

Baltimore, Maryland 21201

This report is authorized for distribution only to contractholders and to others who have received a copy of this Trust’s prospectus.

ENTERPRISE Accumulation Trust

16

Enterprise Global Socially Responsive Portfolio

SUBADVISER’S COMMENTS

Rockefeller & Co., Inc.

New York, New York

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for Enterprise Accumulation Trust.

Rockefeller & Co., Inc. (“Rockefeller”), which has approximately $3.7 billion in assets under management, is subadviser to the Enterprise Global Socially Responsive Portfolio. Rockefeller’s normal investment minimum is $10 million.

Investment Objective

The objective of the Global Socially Responsive Portfolio is total return.

2003 Performance Review

How did the Portfolio perform for the year ended December 31, 2003?

For the period ended December 31, 2003, the Portfolio returned 26.73%. The Portfolio underperformed its benchmark, the MSCI World Index, which returned 33.11%. The Portfolio underperformed its peer group, the Lipper Global Funds Index, which returned 31.96%.

Enterprise performance numbers do not include variable account or insurance contract expenses. Performance numbers are also not adjusted for any taxes paid by a shareholder. Remember that historic performance does not predict future performance. The investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

*The Morgan Stanley Capital International World Index (MSCI World Index) is an unmanaged index comprised of more than 1,400 stocks listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand, and the Far East. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. The Lipper Global Funds Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper Global Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.

ENTERPRISE Accumulation Trust

1

Enterprise Global Socially Responsive Portfolio

SUBADVISER’S COMMENTS — (Continued)

How would you describe the investment environment during the period?

2003 will be remembered as one of the most significant turnaround years for the global equity markets. Good news was abundant. Productivity increased at an impressive rate. Business capital expenditures resumed and the consumer remained a strong supporter of growth. Interest rates and major inflation measures remained stable. Asset class returns worldwide reflected what appears to be growing confidence in the sustainability of the economic improvement. Central banks around the world were able to maintain fairly loose monetary policy. In spite of scandals in the financial services industry, mutual fund flows were strong, and the year-end prognosticators in the press were generally bullish.

What strategies affected Portfolio performance during the period?

Rockefeller maintained a strategy of focusing on high quality stocks with particular emphasis on companies with strong balance sheets. The Portfolio benefited from its positions in industrials and its exposure to natural gas. Rockefeller remained skeptical of a broad based recovery in technology and of long-term structural changes in Japan. Thus, the Portfolio was underweighted in both areas. Lack of exposure to the German market, especially in the first half of the year, proved costly within the European region. This, in combination with an overweight in healthcare, depressed the Portfolio’s overall 2003 performance.

Consumer discretionary stocks held in the Portfolio performed particularly well, including Tiffany & Co., Hyundai Motor Co., and Samsung Electronics. Some of the weaker positions in terms of relative performance were Microsoft, Wal-Mart Stores and XL Capital Ltd.

What changes were made to the Portfolio over the period?

During the year Rockefeller increased Portfolio exposure to economically sensitive sectors such as industrials and materials; among the new positions established were Praxair, 3M, and Assa Abloy, a Swedish industrial with a strong position in locks and security systems. Sales were made in that sector when Diebold achieved the target price. Also broadened was the Portfolio’s energy exposure. After being heavily exposed to retailing, Rockefeller has reigned in the Portfolio’s positions, reflecting high valuations and mounting concern over the consumer’s ability to maintain spending in the face of fewer mortgage refinancings and higher energy prices.

Positions were reduced in retailers as the year progressed and they appreciated in price, including selling completely out of Costco Wholesale Corp. Rockefeller increased the Portfolio’s exposure to U.S. advertising revenues by selling Time Warner and purchasing Viacom. They have invested in stocks of companies that are exposed to printing, digital cameras, flat-panel TVs, color-screened wireless phones, but have stayed underweight the suppliers of networking equipment and software. Financials remain the largest sector by capitalization in the world. However, Portfolio holdings were scaled back related to banking exposure, with additions to insurance and other financial services, as commercial loan growth remains troubling despite improving economic growth.

As with all global portfolios, the Portfolio carries additional risks associated with possibly less stable foreign securities, currencies, lack of uniform accounting standards and political instability.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

ENTERPRISE Accumulation Trust

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Enterprise Global Socially Responsive Portfolio

PORTFOLIO OF INVESTMENTS

December 31, 2003

	Number of Shares	Value

Common Stocks — 94.58%

Bermuda — 2.45%

XL Capital Ltd. (Class A)	1,290	$100,040

Canada — 2.27%

Alcan Inc.	480	22,536
National Bank of Canada	2,110	70,350

		92,886

Denmark — 2.45%

Danske Bank	4,290	100,305

France — 4.48%

BNP Paribas	1,710	107,306
Schneider Electric	1,160	75,679

		182,985

Hong Kong — 1.95%

China Mobile Ltd.	26,000	79,706

Japan — 4.84%

Canon Inc. (ADR)	1,300	61,932
KAO Corporation	1,000	20,295
NTT Corporation	24	115,515

		197,742

Netherlands — 3.84%

Philips Electronics	2,240	65,185
Royal Dutch Petroleum Company (ADR)	1,190	62,344
STMicroelectronics	1,080	29,189

		156,718

Spain — 1.02%

Telefonica (a)	2,846	41,643

Sweden — 4.71%

Assa Abloy (Class B)	10,000	118,608
Sandvik	2,140	73,623

		192,231

Switzerland — 0.97%

Novartis	880	39,836

United Kingdom — 10.74%

BP Amoco	20,130	162,635
Cadbury Schweppes	5,760	42,145
GlaxoSmithKline	3,990	91,087
Reckitt Benckiser	3,720	83,862
Scottish Power	8,890	59,021

		438,750

United States — 54.86%

3M Company	390	33,162
AFLAC Inc.	3,050	110,349
Anadarko Petroleum Corporation	400	20,404
Apache Corporation	280	22,708

	Number of Shares	Value

Bank of America Corporation	950	$76,408
Citigroup Inc.	3,130	151,930
Comcast Corporation (Class A) (a)	2,120	66,314
Devon Energy Corporation	360	20,614
Edwards Lifesciences Corporation (a)	1,260	37,901
Eli Lilly & Company	1,540	108,308
Family Dollar Stores Inc.	900	32,292
Fannie Mae	1,380	103,583
HCA Inc.	1,400	60,144
Illinois Tool Works Inc.	240	20,138
Ingersoll-Rand Company Ltd.	1,450	98,426
International Business Machines Corporation	800	74,144
Lexmark International Group Inc. (a)	920	72,349
McKesson Corporation	2,520	81,043
Mellon Financial Corporation	1,860	59,725
Microsoft Corporation	1,870	51,500
Noble Energy Inc.	470	20,882
PepsiCo Inc.	2,680	124,942
Pfizer Inc.	4,910	173,470
Praxair Inc.	2,140	81,748
Target Corporation	1,940	74,496
Tiffany & Company	750	33,900
UnionBanCal Corporation	1,010	58,115
Viacom Inc. (Class B)	1,430	63,463
Wal-Mart Stores Inc.	1,690	89,654
Walt Disney Company	2,610	60,891
WellPoint Health Networks Inc. (a)	1,630	158,094

		2,241,097

Total Common Stocks
(Identified cost $3,434,949)		3,863,939

Preferred Stocks — 3.32%

Korea — 3.32%

Hyundai Motor Company	3,770	71,825
Samsung Electronics Company Ltd.	310	63,873

		135,698

Total Preferred Stocks
(Identified cost $103,622)		135,698

Total Investments
(Identified cost $3,538,571)		$3,999,637

Other Assets Less Liabilities — 2.10%		85,623

Net Assets — 100%		$4,085,260

(a)	Non-income producing security.
(ADR)	American Depository Receipt.

ENTERPRISE Accumulation Trust

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Enterprise Global Socially Responsive Portfolio

PORTFOLIO OF INVESTMENTS — (Continued)

December 31, 2003

Industry classifications for the Portfolio as a percentage of total market value at December 31, 2003 are as follows (unaudited):

Industry

Automotive	1.79%

Banking	11.33%

Broadcasting	1.58%

Business Services	1.55%

Cable	1.68%

Chemicals	2.04%

Computer Hardware	1.70%

Computer Software	1.29%

Consumer Durables	2.09%

Consumer Products	3.56%

Crude Oil & Petroleum	2.07%

Electronics	5.14%

Energy	1.45%

Entertainment & Leisure	1.52%

Food & Beverages	4.05%

Industry

Health Care	3.53%

Insurance	6.66%

Manufacturing	5.63%

Medical Services & Products	4.89%

Metals & Mining	0.56%

Misc. Financial Services	6.38%

Oil Services	5.64%

Pharmaceuticals	9.69%

Printing & Publishing	1.80%

Retail	5.72%

Semiconductors	0.73%

Telecommunications	5.93%

Total	100.00%

See notes to financial statements.

ENTERPRISE Accumulation Trust

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Enterprise Global Socially Responsive Portfolio

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

Assets:

Investments at value	$3,999,637
Foreign currency at value (cost — $506)	521
Cash	72,101
Investment income receivable	3,320
Receivable for fund shares sold	11,043
Receivable for investments sold	29
Due from investment adviser	1,710
Other assets	249

Total assets	4,088,610

Liabilities:

Payable for fund shares redeemed	216
Shareholder servicing fees payable	301
Accrued expenses and other liabilities	2,833

Total liabilities	3,350

Net assets	$4,085,260

Analysis of net assets:

Paid-in capital	$3,705,806
Undistributed (accumulated) net investment income (loss)	—
Undistributed (accumulated) net realized gain (loss)	(81,715)
Unrealized appreciation (depreciation)	461,169

Net assets	$4,085,260

Shares outstanding	377,278

Net asset value per share	$10.83

Investments at cost	$3,538,571

See notes to financial statements.

ENTERPRISE Accumulation Trust

5

Enterprise Global Socially Responsive Portfolio

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2003

Investment income:

Dividends (net of foreign taxes withheld of $2,085)	$31,506
Interest	1,428

Total investment income	32,934

Expenses:

Investment advisory fees	17,299

Custodian and fund accounting fees	12,671

Other expenses	105

Total expenses	30,075

Expense reimbursement	(5,088)

Total expenses, net of reimbursement	24,987

Net investment income (loss)	7,947

Realized and unrealized gain (loss)—net:

Net realized gain (loss) on investments	7,855
Net realized gain (loss) on foreign currency transactions	38,626
Net change in unrealized gain (loss) on investments	504,104
Net change in unrealized gain (loss) on foreign currency	15

Net realized and unrealized gain (loss)	550,600

Net increase (decrease) in net assets resulting from operations	$558,547

See notes to financial statements.

ENTERPRISE Accumulation Trust

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Enterprise Global Socially Responsive Portfolio

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2003	For the Period January 24, 2002 through December 31, 2002
From operations:

Net investment income (loss)	$7,947	$4,298
Net realized gain (loss)	46,481	(129,133)
Net change in unrealized gain (loss)	504,119	(42,950)

Increase (decrease) in net assets resulting from operations	558,547	(167,785)

Distributions to shareholders from:

Net investment income	(11,323)	(4,510)
Net realized gains	—	—

Total distributions to shareholders	(11,323)	(4,510)

From capital share transactions:

Shares sold	3,648,505	1,463,509
Reinvestment of distributions	3,378	1,324
Shares redeemed	(1,337,042)	(69,343)

Total increase (decrease) in net assets resulting from capital share transactions	2,314,841	1,395,490

Total increase (decrease) in net assets	2,862,065	1,223,195

Net assets:

Beginning of period	1,223,195	—

End of period	$4,085,260	$1,223,195

Capital share activity:

Shares issued	369,613	150,287
Shares issued in reinvestment of distributions	318	155
Shares redeemed	(135,390)	(7,705)

Net increase (decrease)	234,541	142,737

Undistributed (accumulated) net investment income (loss)	$—	$—

See notes to financial statements.

ENTERPRISE Accumulation Trust

7

Enterprise Global Socially Responsive Portfolio

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

	Year Ended December 31, 2003	For the Period 01/24/02 through 12/31/02

Net asset value, beginning of period	$8.57	$10.00

Income from investment operations:
Net investment income (loss)C	0.04	0.04
Net realized and unrealized gain (loss) on investments	2.25	(1.44)

Total from investment operations	2.29	(1.40)

Less dividends and distributions:
Dividends from net investment income	(0.03)	(0.03)
Distributions from capital gains	—	—

Total distributions	(0.03)	(0.03)

Net asset value, end of period	$10.83	$8.57

Total return	26.73%	(13.98	)%B
Net assets end of period (in thousands)	$4,085	$1,223
Ratio of expenses to average net assets	1.30%	1.30	%A
Ratio of expenses to average net assets (excluding reimbursement)	1.56%	2.84	%A
Ratio of net investment income (loss) to average net assets	0.41%	0.42	%A
Portfolio turnover rate	34%	46%

A	Annualized.
B	Not annualized.
C	Based on average shares outstanding.

See notes to financial statements.

ENTERPRISE Accumulation Trust

8

Notes to Financial Statements

December 31, 2003

1. Organization

Enterprise Accumulation Trust (the “Trust”) was organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust is authorized to issue an unlimited number of shares of beneficial interest for the portfolios contained therein. The Trust is currently offered only to separate accounts of certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies. The financial statements herein are those of the Global Socially Responsive Portfolio (the “Portfolio”). The financial statements of the other portfolios are reported separately. The assets of each portfolio are segregated, and a shareholder’s interest is limited to the portfolio in which shares are held. The prospectus provides a detailed description of the portfolios’ investment objectives and strategies.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Global Socially Responsive Portfolio in the preparation of its financial statements:

Use of Estimates in Preparation of Financial Statements — Preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decreases of net assets from operations during the reporting period. Actual results could differ from those estimates. In the normal course of business, the Portfolio may enter into contracts that provide general indemnifications. The maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated; however, based on experience, the risk of any loss from such claims is considered remote.

Valuation of Investments — Investment securities, other than debt securities, listed on either a national or foreign securities exchange or traded in the over-the-counter National Market System are valued each business day at the official closing price (typically the last reported sale price) on the exchange on which the security is primarily traded. In certain instances a fair value will be assigned when Enterprise Capital Management, Inc. (“ECM”) believes that a significant event has occurred after the close of an exchange or market, but before the net asset value calculation. If there are no current day sales, the securities are valued at their last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at their last quoted bid price. Debt securities (other than certain short-term obligations) are valued each business day by an independent pricing service approved by the Board of Trustees. Short-term debt securities with 61 days or more to maturity at time of purchase are valued at market value through the 61st day prior to maturity, based on quotations received from market makers or other appropriate sources; thereafter, any unrealized appreciation or depreciation existing on the 61st day is amortized to par on a straight-line basis over the remaining number of days to maturity. Short-term securities with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market value. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Trustees.

Special Valuation Risks — Any foreign denominated assets held by the Portfolio may involve risks not typically associated with domestic transactions including but not limited to, unanticipated movements in exchange rates, the degree of government supervision and regulation of security markets and the possibility of political or economic instability.

Repurchase Agreements — The Portfolio may acquire securities subject to repurchase agreements. Under a typical repurchase agreement, the Portfolio would acquire a debt security for a relatively short period (usually for one day and not for more than one week) subject to an obligation of the seller to repurchase and of the Portfolio to resell the debt security at an agreed-upon higher price, thereby establishing a fixed investment return during the Portfolio’s holding period. Under each repurchase agreement, it is the Portfolio’s policy to receive, as collateral, U.S. Government or Agency securities whose market value (including interest) is at least equal to the repurchase price. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in

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9

Notes to Financial Statements — (Continued)

December 31, 2003

satisfaction of the obligation. In the event of default or bankruptcy by the counterparty, realization or retention of the collateral or proceeds may be subject to legal proceedings.

Illiquid Securities — At times, the Portfolio may hold, up to its SEC or prospectus defined limitations, illiquid securities that it may not be able to sell at the price used by the Portfolio. Although it is expected that the fair value currently represents the current realizable value on disposition of such securities, there is no guarantee that the Portfolio will be able to do so. In addition, the Portfolio may incur certain costs related to the disposition of such securities. Any securities that have been deemed to be illiquid are denoted as such in the Portfolio of Investments.

Foreign Currency Translation — Securities, other assets and liabilities of the Portfolio, if any, whose values are expressed in foreign currencies are translated to U.S. dollars at the bid price of such currency against U.S. dollars last quoted by a pricing vendor on the valuation date. Dividend and interest income and certain expenses denominated in foreign currencies are translated to U.S. dollars based on the exchange rates in effect on the date the income is earned and the expense is incurred. Exchange gains and losses are realized upon ultimate receipt or disbursement. The Portfolio does not isolate that portion of their realized and unrealized gains on investments from changes in foreign exchange rates from the fluctuations arising due to changes in the market prices of the investments.

Forward Currency Exchange Contracts — As part of its investment program, the Portfolio may utilize forward currency exchange contracts to manage exposure to currency fluctuations and hedge against adverse changes in connection with purchases and sales of securities. All commitments are marked to market daily at the applicable translation rates and any resulting unrealized gains or losses are recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. The Portfolio will enter into forward contracts only for hedging purposes. Risks arise from the possible inability of counterparties to meet their contracts and from movements in currency values.

Security Transactions and Investment Income — Security transactions are accounted for on the trade date. Realized gains and losses from security transactions are determined on the basis of identified cost and realized gains and losses from currency transactions are determined on the basis of average cost. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis. Corporate actions, including dividends on foreign securities are recorded on the ex-dividend date. Premiums and discounts on securities are amortized daily for both financial and tax purposes, using the effective interest method.

Expenses — The Portfolio bears expenses incurred specifically on its behalf, such as advisory and custodian fees, as well as a portion of the common expenses of the Trust, which are generally allocated to each Portfolio based on average net assets.

Federal Income Taxes — No provision for Federal income or excise taxes is required because the Portfolio intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute substantially all of its taxable income to shareholders.

Dividends and Distributions — Dividends and distributions to shareholders from net investment income and net realized capital gains, if any, are declared and paid at least annually. Dividends and distributions are recorded on the ex-dividend date.

3. Transactions with Affiliates

An investment advisory fee is payable monthly to ECM, a wholly-owned subsidiary of MONY Life Insurance Company, and is computed as a percentage of the Portfolio’s average daily net assets as of the close of business each day at an annual rate of 0.90%. MONY Life Insurance Company also provides sub-transfer agency, printing and other services to the Portfolio. For the year ended December 31, 2003, the Portfolio paid MONY Life Insurance Company $1,683 for these services. ECM has contractually agreed to limit the Portfolio’s expense ratio to 1.30% through April 30, 2004.

The MONY Group Inc. and its subsidiaries and affiliates had an investment of $2,837,248 in the Portfolio at December 31, 2003.

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Notes to Financial Statements — (Continued)

December 31, 2003

4. Investment Transactions

For the year ended December 31, 2003, purchases and sales proceeds of investment securities, other than short-term securities, were as follows:

U.S. Government/Agency Obligations		Other Investment Securities
Purchases	Sales	Purchases	Sales
—	—	$2,981,519	$666,250

5. Borrowings

The Trust and another series of mutual funds advised by ECM are parties to a $40 million redemption line of credit with State Street Bank and Trust Co. whereby each portfolio may borrow up to its prospectus defined limitation. The Trust pays an allocated portion of an annual commitment fee equal to 0.10% of the committed amount. The Portfolio had no loans outstanding at any time during the year ended December 31, 2003.

6. Federal Income Tax Information

Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. At times, these differences are primarily due to differing treatments for foreign currency transactions, capital loss carryforwards utilized and losses deferred due to wash sales.

Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid in capital. These reclassifications have no effect on net assets or net asset value per share. Any taxable gain remaining at fiscal year end is distributed in the following year.

At December 31, 2003, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value were as follows:

Tax Cost	Tax Unrealized Gain	Tax Unrealized Loss	Net Unrealized Gain
$3,544,323	$462,908	$7,594	$455,314

The tax character of distributions paid was as follows:

	Ordinary Income	Long-Term Gain	Total Distributions
2003	$11,323	—	$11,323
2002	4,510	—	4,510

The tax character of distributable earnings/accumulated losses at December 31, 2003 was as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Capital Loss Carryforward	Expiration
—	—	$75,963	2010

7. Subsequent Event

On January 13, 2004, the Board of Trustees approved a resolution to merge the Portfolio into the EQ Advisors Trust, a registered investment company managed by The Equitable Life Assurance Society of the United States, a subsidiary of AXA Financial, Inc. The merger must be approved by the shareholders of the Portfolio. The merger is conditioned upon the completion of the proposed acquisition of The MONY Group Inc. (the parent of Enterprise Capital Management, Inc.) by AXA Financial, Inc., which must be approved by a vote of The MONY Group Inc. shareholders.

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11

Report of Independent Auditors

To the Board of Trustees of Enterprise Accumulation Trust and Shareholders of Global Socially Responsive Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Globally Socially Responsive Portfolio (one of the portfolios constituting Enterprise Accumulation Trust, hereafter referred to as the “Portfolio”) at December 31, 2003, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period January 24, 2002 (commencement of operations) through December 31, 2002, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

February 12, 2004

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Tax Reporting Information (Unaudited)

The portfolio had 100% of its 2003 ordinary income distributions qualify for the corporate dividends received deduction (“DRD”) and 100% of the ordinary income distributions qualify as qualifying dividend income (“QDI”).

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DIRECTORS AND OFFICERS

NAME, ADDRESS, AND (YEAR OF BIRTH)	POSITIONS HELD	YEAR SELECTED	PRINCIPAL OCCUPATIONS PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN COMPLEX	OTHER DIRECTORSHIPS

NON-INTERESTED PARTIES:

Arthur T. Dietz Atlanta, GA (1923)	Trustee and Audit Committee Member	1994	President, ATD Advisory Corp.	16	EGF - 22 Funds

Arthur Howell, Esquire Atlanta, GA (1918)	Trustee and Audit Committee Chairman	1994	Of Counsel, Alston & Bird LLP (law firm)	16	EGF - 22 Funds

William A. Mitchell, Jr. Atlanta, GA (1940)	Trustee	1994	Chairman, Carter & Associates (real estate development)	16	EGF - 22 Funds

Lonnie H. Pope Macon, GA (1934)	Trustee and Audit Committee Member	1994	CEO, Longleaf Industries, Inc. (chemical manufacturing)	16	EGF - 22 Funds

INTERESTED PARTIES:

Victor Ugolyn Atlanta, GA (1947)	Chairman, President & Chief Executive Officer, Trustee	1994	Chairman, President & CEO, ECM, EAT, EGF, and EFD	16	EGF - 22 Funds, EGF plc - 7 Portfolios

Michael I. Roth New York, NY (1945)	Trustee	1994	Chairman and CEO, The MONY Group Inc.	16	EGF - 22 Funds, EGF plc - 7 Portfolios The MONY Group Inc., Pitney Bowes, Inc., Interpublic Group of Companies, Inc.

Samuel J. Foti New York, NY (1952)	Trustee	1994	President and COO, The MONY Group Inc.	16	The MONY Group Inc. EGF - 22 Funds, EGF plc - 7 Portfolios

Phillip G. Goff Atlanta, GA (1963)	Vice President and Chief Financial Officer	1995	Senior Vice President and CFO, EFD; Vice President and CFO, EAT, EGF and ECM; Controller, MSF	—	—

Herbert M. Williamson Atlanta, GA (1951)	Treasurer and Assistant Secretary	1994	Vice President, ECM; Assistant Secretary and Treasurer, EGF, EAT, ECM and EFD	—	—

Catherine R. McClellan Atlanta, GA (1955)	Secretary	1994	Secretary, EAT, EGF and MSF; Senior Vice President, Secretary and Chief Counsel, ECM and EFD	—	—

Footnotes:

EGF - The Enterprise Group of Funds, Inc.	EFD - Enterprise Fund Distributors, Inc.
EAT - Enterprise Accumulation Trust	EGF plc - Enterprise Global Funds plc
ECM - Enterprise Capital Management, Inc.	MSF - MONY Series Fund, Inc.

The Enterprise Accumulation Trust Statement of Additional Information (SAI) includes additional information about the Trustees and is available, without charge, upon request by calling 1-800-432-4320.

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Enterprise Accumulation Trust

GLOBAL SOCIALLY RESPONSIVE PORTFOLIO

Investment Adviser

Enterprise Capital Management, Inc.

Atlanta Financial Center

3343 Peachtree Road, Suite 450

Atlanta, Georgia 30326

Custodian and Transfer Agent

State Street Bank and Trust Company

P. O. Box 1713

Boston, Massachusetts 02105

Independent Auditors

PricewaterhouseCoopers LLP

250 West Pratt Street Suite 2100

Baltimore, Maryland 21201

This report is authorized for distribution only to contractholders and to others who have received a copy of this Trust’s prospectus.

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15

Enterprise Mergers and Acquisitions Portfolio

SUBADVISER’S COMMENTS

Gabelli Asset Management Company

Rye, New York

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for Enterprise Accumulation Trust.

Gabelli Asset Management Company (“Gabelli”), which manages approximately $26 billion for institutional clients and whose normal investment minimum is $1 million, is subadviser to the Enterprise Mergers and Acquisitions Portfolio.

Investment Objective

The objective of the Enterprise Mergers and Acquisitions Portfolio is capital appreciation.

2003 Performance Review

How did the Portfolio perform for the year ended December 31, 2003?

The Portfolio commenced operations on May 1, 2003. For the period ended December 31, 2003, the Portfolio returned 10.78%. The Portfolio underperformed its benchmark, the S&P 500 Index, which returned 22.76%.

Enterprise performance numbers do not include variable account or insurance contract expenses. Performance numbers are also not adjusted for any taxes paid by a shareholder. Remember that historic performance does not predict future performance. The investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

*The S&P 500 Index is an unmanaged broad-based index that includes the common stock of 500 companies that tend to be important leaders in important industries within the U.S. economy. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index. The performance period for the S&P 500 Index is 4/30/03 to 12/31/03.

ENTERPRISE Accumulation Trust

1

Enterprise Mergers and Acquisitions Portfolio

SUBADVISER’S COMMENTS — (Continued)

How would you describe the investment environment during the period?

Worldwide merger activity rebounded in 2003 following two consecutive down years. Total M&A volume worldwide for the year was approximately $1.3 trillion, versus approximately $1.2 trillion in 2002. While the increase may seem modest, it must be viewed in contrast to the significant annual drops in global M&A volume that occurred between 2000 and 2002. Cross border activity volume also rose for the year. This is partially attributed to the valuation of the Euro relative to the U.S. dollar, as the euro has risen sharply from its 2002 level.

U.S. deal activity also rose in 2003. However, the number of transactions remained roughly the same at approximately 5,900. The most active sector for deals was commercial banking, followed by insurance. Financials were boosted by Bank of America’s October announcement to acquire FleetBoston Financial. Not only was this the largest deal of the sector, but it accounted for more than one third of dollar volume within the industry.

What strategies affected Portfolio performance during the period?

The beginning of the year was dominated by geopolitical concerns. The weight of the impending war with Iraq, and the threat of problems with North Korea took their toll on U.S. equities. Coupled with the crisis of confidence, it is not surprising that deal activity was not the focus of business executives. Gabelli’s strategy, in an environment with very few deals announced, was to maintain a high cash position, rather than stretch for deals that did not meet their criteria. Toward the middle of the year, Gabelli witnessed the return of the hostile deal, which they viewed as very positive for deal flow. Hostile takeovers are often seen as a sign of an improving economy and a return of confidence in the corporate world. As deal volume increased, Gabelli was able to increase their investments for this portion of the Portfolio. In the potential deals section of the Portfolio, they registered solid returns. The Portfolio was fully invested in this portion, and thus took advantage of the powerful rally in stocks.

What changes were made to the Portfolio over the period?

Deals that were purchased and sold during the year included J.D. Edwards & Co., which was bought by PeopleSoft. The merged company is the second largest enterprise applications vendor in the world. ICN Pharmaceuticals completed its cash tender offer for shares of Ribapharm. Finally, the Portfolio’s position in SangStat Medical was unwound when that company was bought by Genzyme for $22.50 per share.

There are specific risks associated with investments in small company stocks. Limited volume and frequency of trading may result in greater price deviations, and smaller capitalization companies may experience higher growth rates and higher failure rates than large companies.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

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Enterprise Mergers and Acquisitions Portfolio

PORTFOLIO OF INVESTMENTS

 December 31, 2003

	Number of Shares	Value

Domestic Common Stocks — 36.16%

Aerospace — 1.97%

Titan Corporation (a)	3,000	$65,430

Banking — 5.52%

Abington Bancorp Inc.	500	19,295
Allegiant Bancorp Inc.	1,000	28,050
California Independent Bancorp	500	19,250
CoVest Bancshares Inc.	500	13,700
First Essex Bancorp Inc.	500	29,070
First Republic Bank	300	10,740
Resource Bankshares Corporation	500	15,765
Staten Island Bancorp Inc.	1,000	22,500
United National Bancorp	702	25,083

		183,453

Broadcasting — 1.03%

Acme Communications Inc. (a)	1,000	8,790
Fisher Communications Inc. (a)	300	15,300
Young Broadcasting Inc. (Class A) (a)	500	10,020

		34,110

Business Services — 0.45%

Concord EFS Inc. (a)	1,000	14,840

Cable — 1.76%

Cablevision Systems Corporation (Class A) (a)	2,500	58,475

Chemicals — 0.37%

Hercules Inc. (a)	1,000	12,200

Computer Services — 0.00%

StorageNetworks Inc. (a) (d)	1,500	—

Computer Software — 0.47%

SoundView Technology Group Inc. (a)	1,000	15,490

Consumer Durables — 1.10%

Dana Corporation	2,000	36,700

Consumer Products — 3.42%

The Dial Corporation	4,000	113,880

Electrical Equipment — 0.34%

Thomas & Betts Corporation (a)	500	11,445

Energy — 1.48%

Unisource Energy Corporation	2,000	49,320

Entertainment & Leisure — 0.51%

Metro Goldwyn Mayer Inc. (a)	1,000	17,090

Food, Beverages & Tobacco — 3.50%

Del Monte Foods Company (a)	1,000	10,400
Dreyer’s Grand Ice Cream Holdings	500	38,875
Flowers Foods Inc.	500	12,900

	Number of Shares	Value

Horizon Organic Holding Corporation (a)	1,000	$23,950
Sylvan Inc. (a)	1,000	12,100
Tootsie Roll Industries Inc.	500	18,000

		116,225

Medical Instruments — 2.17%

I-STAT Corporation (a)	2,000	30,600
Igen International (a)	300	17,673
Interpore International (a)	1,000	13,000
Young Innovations	300	10,800

		72,073

Misc. Financial Services — 0.66%

The South Financial Group Inc.	790	22,009

Paper Products — 0.00%

Boise Cascade Corporation	1	9

Pharmaceuticals — 2.51%

Bristol-Myers Squibb Company	500	14,300
Esperion Therapeutics Inc. (a)	2,000	69,220

		83,520

Printing & Publishing — 0.71%

Pulitzer Inc.	300	16,200
Readers Digest Association Inc.	500	7,330

		23,530

Real Estate — 1.71%

American Home Mortgage Investment Corporation	515	11,598
ElderTrust	1,000	12,530
Newhall Land & Farming Company California	300	12,114
Taubman Centers Inc.	1,000	20,600

		56,842

Retail — 0.25%

Duane Reade Inc. (a)	500	8,460

Savings and Loan — 4.69%

Alliance Bancorp New England Inc.	500	19,755
Connecticut Bancshares Inc.	500	25,770
Klamath First Bancorp Inc.	500	13,270
MAF Bancorp Inc.	395	16,550
New York Community Bancorp Inc.	375	14,269
Pittsburgh Financial Corporation (d)	1,000	19,870
Progress Financial Corporation	200	6,168
Skibo Financial Corp	1,000	16,800
Troy Financial Corporation	670	23,450

		155,902

Utilities — 0.89%

Duquesne Light Holdings Inc.	1,000	18,340
Southwest Gas Corporation	500	11,225

		29,565

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Enterprise Mergers and Acquisitions Portfolio

PORTFOLIO OF INVESTMENTS — (Continued)

 December 31, 2003

	Number of Shares or Principal Amount	Value

Wireless Communications — 0.65%

AT&T Wireless Services Inc. (a)	1,000	$7,990
Price Communications Corporation (a)	1,000	13,730

		21,720

Total Domestic Common Stocks
(Identified cost $1,110,132)		1,202,288

Foreign Stocks — 3.98%

Apparel & Textiles — 1.29%

Gucci Group (ADR)	500	42,775

Banking — 2.03%

Bank of Bermuda Ltd.	1,500	67,425

Manufacturing — 0.66%

Cooper Industries Ltd.	300	17,379
Denison International (ADR) (a)	200	4,780

		22,159

Metals & Mining — 0.00%

Alcan Inc.	1	2

Total Foreign Stocks
(Identified cost $125,563)		132,361

Short-Term U. S. Government Obligations — 57.40%

U. S. Treasury Bills — 57.40%

0.90% due 01/02/04 (e)	$840,000	839,979
0.84% due 01/22/04 (e)	100,000	99,951
0.915% due 02/05/04 (e)	150,000	149,867
0.92% due 02/19/04 (e)	420,000	419,474
0.86% due 03/25/04 (e)	400,000	399,197

		1,908,468

Principal Amount		Value

Total Short-Term U. S. Government Obligations
(Identified cost $1,908,468)		$1,908,468

Repurchase Agreement — 4.18%

State Street Bank & Trust Repurchase Agreement, 0.70% due 01/02/04 Proceeds $139,005 Collateral: U.S. Treasury Bond $105,000, 8.125% due 08/15/19, Value $148,228	$139,000	139,000

Total Repurchase Agreement
(Identified cost $139,000)		139,000

Total Investments
(Identified cost $3,283,163)		$3,382,117

Other Assets Less Liabilities — (1.72)%		(57,346)

Net Assets — 100%		$3,324,771

(a)	Non-income producing security.
(e)	The rate shown is the current effective yield.
(d)	Security is fair valued at December 31, 2003.
(ADR)	American Depository Receipt.

See notes to financial statements.

ENTERPRISE Accumulation Trust

4

Enterprise Mergers and Acquisitions Portfolio

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

Assets:

Investments at value	$3,382,117
Cash	866
Investment income receivable	1,397
Due from investment adviser	1,528
Other assets	72

Total assets	3,385,980

Liabilities:

Payable for fund shares redeemed	59,067
Shareholder servicing fees payable	606
Accrued expenses and other liabilities	1,536

Total liabilities	61,209

Net assets	$3,324,771

Analysis of net assets:

Paid-in capital	$3,187,462
Undistributed (accumulated) net investment income (loss)	—
Undistributed (accumulated) net realized gain (loss)	38,355
Unrealized appreciation (depreciation)	98,954

Net assets	$3,324,771

Shares outstanding	301,504

Net asset value per share	$11.03

Investments at cost	$3,283,163

See notes to financial statements.

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5

Enterprise Mergers and Acquisitions Portfolio

STATEMENT OF OPERATIONS

For the Period May 1, 2003(1) to December 31, 2003
Investment income:

Dividends (net of foreign taxes withheld of $129)	$7,704
Interest	5,872

Total investment income	13,576

Expenses:

Investment advisory fees	10,536
Custodian and fund accounting fees	5,466
Shareholder servicing fees	2,415
Audit and legal fees	651
Reports to shareholders	146
Trustees’ fees	58
Other expenses	197

Total expenses	19,469

Expense reimbursement	(2,495)

Total expenses, net of reimbursement	16,974

Net investment income (loss)	(3,398)

Realized and unrealized gain (loss)—net:

Net realized gain (loss) on investments	55,365
Net realized gain (loss) on foreign currency transactions	(251)
Net change in unrealized gain (loss) on investments	98,954

Net realized and unrealized gain (loss)	154,068

Net increase (decrease) in net assets resulting from operations	$150,670

(1)	Commencement of operations.

See notes to financial statements.

ENTERPRISE Accumulation Trust

6

Enterprise Mergers and Acquisitions Portfolio

STATEMENT OF CHANGES IN NET ASSETS

For the Period May 1, 2003 through December 31, 2003
From operations:

Net investment income (loss)	$(3,398)
Net realized gain (loss)	55,114
Net change in unrealized gain (loss)	98,954

Increase (decrease) in net assets resulting from operations	150,670

Distributions to shareholders from:

Net investment income	—
Net realized gains	(13,361)

Total distributions to shareholders	(13,361)

From capital share transactions:

Shares sold	3,984,246
Reinvestment of distributions	13,361
Shares redeemed	(810,145)

Total increase (decrease) in net assets resulting from capital share transactions	3,187,462

Total increase (decrease) in net assets	3,324,771

Net assets:

Beginning of period	—

End of period	$3,324,771

Capital share activity:

Shares issued	374,496
Shares issued in reinvestment of distributions	1,216
Shares redeemed	(74,208)

Net increase (decrease)	301,504

Undistributed (accumulated) net investment income (loss)	$—

See notes to financial statements.

ENTERPRISE Accumulation Trust

7

Enterprise Mergers and Acquisitions Portfolio

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

	For the Period May 1, 2003 through December 31, 2003

Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income (loss)C	(0.02)
Net realized and unrealized gain (loss) on investments	1.10

Total from investment operations	1.08

Less dividends and distributions:
Dividends from net investment income	—
Distributions from capital gains	(0.05)

Total distributions	(0.05)

Net asset value, end of period	$11.03

Total return	10.78	%B
Net assets end of period (in thousands)	$3,325
Ratio of expenses to average net assets	1.45	%A
Ratio of expenses to average net assets (excluding reimbursement)	1.66	%A
Ratio of net investment income (loss) to average net assets	(0.29	)%A
Portfolio turnover rate	87%

A	Annualized.
B	Not annualized.
C	Based on average shares outstanding.

See notes to financial statements.

ENTERPRISE Accumulation Trust

8

Notes to Financial Statements

December 31, 2003

1. Organization

Enterprise Accumulation Trust (the “Trust”) was organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust is authorized to issue an unlimited number of shares of beneficial interest for the portfolios contained therein. The Trust is currently offered only to separate accounts of certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies. The financial statements herein are those of the Mergers and Acquisitions Portfolio (the “Portfolio”). The financial statements of the other portfolios are reported separately. The assets of each portfolio are segregated, and a shareholder’s interest is limited to the portfolio in which shares are held. The prospectus provides a detailed description of the portfolios’ investment objectives and strategies.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Mergers and Acquisitions Portfolio in the preparation of its financial statements:

Use of Estimates in Preparation of Financial Statements — Preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decreases of net assets from operations during the reporting period. Actual results could differ from those estimates. In the normal course of business, the Portfolio may enter into contracts that provide general indemnifications. The maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated; however, based on experience, the risk of any loss from such claims is considered remote.

Valuation of Investments — Investment securities, other than debt securities, listed on either a national or foreign securities exchange or traded in the over-the-counter National Market System are valued each business day at the official closing price (typically the last reported sale price) on the exchange on which the security is primarily traded. In certain instances a fair value will be assigned when Enterprise Capital Management, Inc. (“ECM”) believes that a significant event has occurred after the close of an exchange or market, but before the net asset value calculation. If there are no current day sales, the securities are valued at their last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at their last quoted bid price. Debt securities (other than certain short-term obligations) are valued each business day by an independent pricing service approved by the Board of Trustees. Short-term debt securities with 61 days or more to maturity at time of purchase are valued at market value through the 61st day prior to maturity, based on quotations received from market makers or other appropriate sources; thereafter, any unrealized appreciation or depreciation existing on the 61st day is amortized to par on a straight-line basis over the remaining number of days to maturity. Short-term securities with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market value. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Trustees.

Special Valuation Risks — Any foreign denominated assets held by the Portfolio may involve risks not typically associated with domestic transactions including but not limited to, unanticipated movements in exchange rates, the degree of government supervision and regulation of security markets and the possibility of political or economic instability.

Repurchase Agreements — The Portfolio may acquire securities subject to repurchase agreements. Under a typical repurchase agreement, the Portfolio would acquire a debt security for a relatively short period (usually for one day and not for more than one week) subject to an obligation of the seller to repurchase and of the Portfolio to resell the debt security at an agreed-upon higher price, thereby establishing a fixed investment return during the Portfolio’s holding period. Under each repurchase agreement, it is the Portfolio’s policy to receive, as collateral, U.S Government or Agency securities whose market value (including interest) is at least equal to the repurchase price. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in

ENTERPRISE Accumulation Trust

9

Notes to Financial Statements — (Continued)

December 31, 2003

satisfaction of the obligation. In the event of default or bankruptcy by the counterparty, realization or retention of the collateral or proceeds may be subject to legal proceedings.

Illiquid Securities — At times, the Portfolio may hold, up to its SEC or prospectus defined limitations, illiquid securities that it may not be able to sell at the price used by the Portfolio. Although it is expected that the fair value currently represents the current realizable value on disposition of such securities, there is no guarantee that the Portfolio will be able to do so. In addition, the Portfolio may incur certain costs related to the disposition of such securities. Any securities that have been deemed to be illiquid are denoted as such in the Portfolio of Investments.

Security Transactions and Investment Income — Security transactions are accounted for on the trade date. Realized gains and losses from security transactions are determined on the basis of identified cost and realized gains and losses from currency transactions are determined on the basis of average cost. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis. Corporate actions, including dividends on foreign securities are recorded on the ex-dividend date. Premiums and discounts on securities are amortized daily for both financial and tax purposes, using the effective interest method.

Expenses — The Portfolio bears expenses incurred specifically on its behalf, such as advisory and custodian fees, as well as a portion of the common expenses of the Trust, which are generally allocated to each Portfolio based on average net assets.

Federal Income Taxes — No provision for Federal income or excise taxes is required because the Portfolio intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute substantially all of its taxable income to shareholders.

Dividends and Distributions — Dividends and distributions to shareholders from net investment income and net realized capital gains, if any, are declared and paid at least annually. Dividends and distributions are recorded on the ex-dividend date.

3. Transactions with Affiliates

An investment advisory fee is payable monthly to ECM, a wholly-owned subsidiary of MONY Life Insurance Company, and is computed as a percentage of the Portfolio’s average daily net assets as of the close of business each day at an annual rate of: 0.90%. MONY Life Insurance Company also provides sub-transfer agency, printing and other services to the Portfolio. For the period ended December 31, 2003, the Portfolio paid MONY Life Insurance Company $2,415 for these services. ECM has contractually agreed to limit the Portfolio’s expense ratio to 1.45% through April 30, 2004.

4. Investment Transactions

For the period ended December 31, 2003, purchases and sales proceeds of investment securities, other than short-term securities, were as follows:

U.S. Government / Agency Obligations		Other Investment Securities
Purchases	Sales	Purchases	Sales
—	—	$1,951,623	$759,856

5. Borrowings

The Trust and another series of mutual funds advised by ECM are parties to a $40 million redemption line of credit with State Street Bank and Trust Co. whereby each portfolio may borrow up to its prospectus defined limitation. The Trust pays an allocated portion of an annual commitment fee equal to 0.10% of the committed amount. The Portfolio had no loans outstanding at any time during the period ended December 31, 2003.

ENTERPRISE Accumulation Trust

10

Notes to Financial Statements — (Continued)

December 31, 2003

6. Federal Income Tax Information

Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. At times, these differences are primarily due to differing treatments for foreign currency transactions and net operating losses.

Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid in capital. These reclassifications have no effect on net assets or net asset value per share. Any taxable gain remaining at fiscal year end is distributed in the following year.

At December 31, 2003, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value were as follows:

Tax Cost	Tax Unrealized Gain	Tax Unrealized Loss	Net Unrealized Gain
$3,283,163	$99,925	$971	$98,954

The tax character of distributions paid in 2003 was as follows:

Ordinary Income	Long-Term Gain	Total Distributions
$13,361	—	$13,361

The tax character of distributable earnings/accumulated losses at December 31, 2003 was as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Capital Loss Carryforward
$38,355	—	—

7. Subsequent Event

On January 13, 2004, the Board of Trustees approved a resolution to merge the Portfolio into the EQ Advisors Trust, a registered investment company managed by The Equitable Life Assurance Society of the United States, a subsidiary of AXA Financial, Inc. The merger must be approved by the shareholders of the Portfolio. The merger is conditioned upon the completion of the proposed acquisition of The MONY Group Inc. (the parent of Enterprise Capital Management, Inc.) by AXA Financial, Inc., which must be approved by a vote of The MONY Group Inc. shareholders.

ENTERPRISE Accumulation Trust

11

Report of Independent Auditors

To the Board of Trustees of Enterprise Accumulation Trust and Shareholders of Mergers and Acquisitions Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Mergers and Acquisitions Portfolio (one of the portfolios constituting Enterprise Accumulation Trust, hereafter referred to as the “Portfolio”) at December 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the period May 1, 2003 (commencement of operations) through December 31, 2003, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2003 by correspondence with the custodian, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

February 12, 2004

ENTERPRISE Accumulation Trust

12

Trustees and Officers

NAME, ADDRESS, AND (YEAR OF BIRTH)	POSITIONS HELD	YEAR ELECTED	PRINCIPAL OCCUPATIONS PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN COMPLEX	OTHER DIRECTORSHIPS

NON-INTERESTED PARTIES:

Arthur T. Dietz Atlanta, GA (1923)	Trustee and Audit Committee Member	1994	President, ATD Advisory Corp.	16	EGF - 22 Funds

Arthur Howell, Esquire Atlanta, GA (1918)	Trustee and Audit Committee Chairman	1994	Of Counsel, Alston & Bird LLP (law firm)	16	EGF - 22 Funds

William A. Mitchell, Jr. Atlanta, GA (1940)	Trustee	1994	Chairman, Carter & Associates (real estate development)	16	EGF - 22 Funds

Lonnie H. Pope Macon, GA (1934)	Trustee and Audit Committee Member	1994	CEO, Longleaf Industries, Inc. (chemical manufacturing)	16	EGF - 22 Funds

INTERESTED PARTIES:

Victor Ugolyn Atlanta, GA (1947)	Chairman, President & Chief Executive Officer, Trustee	1994	Chairman, President & CEO, ECM, EAT, EGF, and EFD	16	EGF - 22 Funds, EGF plc - 7 Portfolios

Michael I. Roth New York, NY (1945)	Trustee	1994	Chairman and CEO, The MONY Group Inc.	16	EGF - 22 Funds, EGF plc - 7 Portfolios The MONY Group Inc., Pitney Bowes, Inc., Interpublic Group of Companies, Inc.

Samuel J. Foti New York, NY (1952)	Trustee	1994	President and COO, The MONY Group Inc.	16	The MONY Group Inc. EGF - 22 Funds, EGF plc - 7 Portfolios

Phillip G. Goff Atlanta, GA (1963)	Vice President and Chief Financial Officer	1995	Senior Vice President and CFO, EFD; Vice President and CFO, EGF, EAT and ECM, Controller, MSF	—	—

Herbert M. Williamson Atlanta, GA (1951)	Treasurer and Assistant Secretary	1994	Vice President, ECM; Assistant Secretary and Treasurer, EGF, EAT, ECM and EFD	—	—

Catherine R. McClellan Atlanta, GA (1955)	Secretary	1994	Secretary, EAT, EGF and MSF; Senior Vice President, Secretary and Chief Counsel, ECM and EFD	—	—

Footnotes:

EGF - The Enterprise Group of Funds, Inc.	EFD - Enterprise Fund Distributors, Inc.
EAT - Enterprise Accumulation Trust	EGF plc - Enterprise Global Funds plc
ECM - Enterprise Capital Management, Inc.	MSF - MONY Series Fund, Inc.

The Enterprise Accumulation Trust Statement of Additional Information (SAI) includes additional information about the Trustees and is available, without charge, upon request by calling 1-800-432-4320.

ENTERPRISE Accumulation Trust

13

Enterprise Accumulation Trust

MERGERS AND ACQUISITIONS PORTFOLIO

Investment Adviser

Enterprise Capital Management, Inc.

Atlanta Financial Center

3343 Peachtree Road, Suite 450

Atlanta, Georgia 30326

Custodian and Transfer Agent

State Street Bank and Trust Company

P. O. Box 1713

Boston, Massachusetts 02105

Independent Auditors

PricewaterhouseCoopers LLP

250 West Pratt Street Suite 2100

Baltimore, Maryland 21201

This report is authorized for distribution only to contractholders and to others who have received a copy of this Trust’s prospectus.

ENTERPRISE Accumulation Trust

14

Enterprise Managed Portfolio

SUBADVISER’S COMMENTS

Wellington Management Company, LLP

Boston, Massachusetts

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for Enterprise Accumulation Trust.

Wellington Management Company, LLP (“Wellington”), which manages approximately $394 billion for institutional clients and whose usual investment minimum for this investment objective is $25 million, is subadviser to the Enterprise Managed Portfolio.

Investment Objective

The objective of the Enterprise Managed Portfolio is growth of capital over time.

2003 Performance Review

How did the Portfolio perform for the year ended December 31, 2003?

For the period ended December 31, 2003, the Portfolio returned 20.91%. The Portfolio underperformed its benchmark, the S&P 500 Index, which returned 28.69%. The Portfolio underperformed its peer group, the Lipper Flexible Portfolio Funds Index, which returned 23.03%.

Enterprise performance numbers do not include variable account or insurance contract expenses. Performance numbers are also not adjusted for any taxes paid by a shareholder. Remember that historic performance does not predict future performance. The investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

*The S&P 500 Index is an unmanaged broad-based index that includes the common stock of 500 companies that tend to be important leaders in important industries within the U.S. economy. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. The Lipper Flexible Portfolio Funds Index is an unmanaged index of the 30 largest funds, based on year-end net asset value, in the Lipper Flexible Portfolio Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.

ENTERPRISE Accumulation Trust

Enterprise Managed Portfolio

SUBADVISER’S COMMENTS — (Continued)

How would you describe the investment environment during the period?

Following three consecutive years of negative returns, U.S. equities rebounded in 2003. The year began slowly, as equities fell 3.1% in the first quarter, against a backdrop of tension with Iraq and North Korea, and disappointing economic data. However, equities surged 32.9% over the final three quarters of the year, as geopolitical tensions eased following the end of major military action in Iraq and unprecedented monetary and fiscal stimulus helped to fuel an economic recovery.

What strategies affected Portfolio performance during the period?

For the year, asset allocation positioning added value, with the majority of the added value being generated in the fourth quarter. The Portfolio entered the fourth quarter overweight equities and underweight bonds and maintained this positioning throughout the quarter. Wellington’s pro-cyclical stance was additive to relative performance, as equities outperformed bonds by a wide margin during the quarter.

For the year, the Portfolio benefited from strong stock selection in the health care and energy sectors. The Portfolio had been consistently overweight the health care sector and, in particular, a large overweight among pharmaceutical names. Strong contributors in the pharmaceutical industry included Pfizer, Inc., Wyeth, and Abbott Laboratories. A particularly strong contributor in the health care equipment industry was Guidant Corporation, a manufacturer of implantable defibrillators (ICD) to regulate heart rhythm that reported better than expected results on the back of strong ICD growth and a growing drug eluting stent business.

Within the energy sector, the Portfolio’s holdings in oil and gas names like ExxonMobil, ChevronTexaco Corporation and Chesapeake Energy Corporation were strong contributors to performance. Robust commodity prices have been a significant positive for these companies as OPEC continues to manage supply effectively to maintain $25-$30 per barrel pricing for oil.

On the negative side, weak stock selection in the industrials and information technology sectors negatively impacted performance. In the industrials sector, weak performers include defense contractors Northrop Grumman and Precision Castparts Corporation and airfreight and logistics operator CNF. Despite weak stock selection in the information technology sector, the Portfolio benefited from its overweight allocation to the sector due to the strong performance, of the sector for the year. Specific names that negatively impacted performance were Auto Data Processing and Cadence Design Systems, Inc.

What changes were made to the Portfolio over the period?

Heading into 2003, Wellington maintained an underweight to equities, believing that there would be disappointing news on the economic front and a growing certainty of war with Iraq. In February, Wellington eliminated the equity underweight as general sentiment regarding the war and its likely outcome pointed to a possible equity rally. However, in light of the uncertainties, they retained a low level of active risk throughout March.

During the second quarter, Wellington gradually built an overweight position in stocks on the belief that support for equities would be provided by ample liquidity, tax rebates, low borrowing rates, a weaker U.S. dollar, falling oil prices, diminishing corporate write-offs, a rebound in risk-taking, and a lack of competition from bonds. Wellington increased the equity overweight during the third quarter and maintained a generally pro-cyclical stance through the end of the year. The overweight to equities and underweight to bonds was additive to relative performance during the fourth quarter, as signs of a continued global economic expansion continued to emerge and equities outperformed bonds.

In the equity portion of the Portfolio, Wellington maintained a generally pro-cyclical stance. In particular, Wellington increased the Portfolio’s sector weight in the information technology and consumer discretionary sectors. Within technology, Wellington took advantage of the upturn in fundamentals and the improving cyclical case for semiconductors to add to positions. Names added include Analog Devices, Inc., Texas Instruments, Inc., and Applied Materials, Inc. In the consumer discretionary sector, the Portfolio benefited from an overweight in media related

ENTERPRISE Accumulation Trust

Enterprise Managed Portfolio

SUBADVISER’S COMMENTS — (Continued)

names, as these companies raised earnings guidance due to increasing visibility about advertising spending. Wellington funded purchases by reducing the Portfolio’s overweight to health care via sales of HCA, Schering-Plough and Baxter International and increasing the underweight to financials via sales of Banknorth Group and UnionBanCal.

In the fixed-income portion of the Portfolio, Wellington maintained an underweight exposure to government securities. Despite the vulnerability to high prepayment rates, Wellington maintained an overweight to the mortgage-backed sector due to favorable valuations and support from yield-seeking investors. Near year end, Wellington slightly decreased the weighting in the mortgage-backed sector versus the Lehman Brothers Aggregate Index, particularly in those segments of the sector that are most vulnerable to extension risk from rising interest rates. Over the course of the year, however, the Portfolio maintained an overweight to the investment grade corporate sector as credit quality generally benefits from stronger economic growth in a low-inflation environment.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

ENTERPRISE Accumulation Trust

Enterprise Managed Portfolio

PORTFOLIO OF INVESTMENTS

December 31, 2003

	Number of Shares	Value

Domestic Common Stocks — 71.23%

Advertising — 1.06%

Lamar Advertising Company (a)	86,000	$3,209,520
Omnicom Group Inc.	47,300	4,130,709

		7,340,229

Aerospace — 2.16%

General Dynamics Corporation	48,100	4,347,759
Lockheed Martin Corporation	98,400	5,057,760
United Technologies Corporation	59,200	5,610,384

		15,015,903

Airlines — 0.05%

JetBlue Airways Corporation (a) (o)	12,500	331,500

Apparel & Textiles — 0.59%

American Eagle Outfitters Inc. (a)	29,200	478,880
Columbia Sportswear Company (a) (o)	30,800	1,678,600
Liz Claiborne Inc.	53,900	1,911,294

		4,068,774

Automotive — 0.60%

Lear Corporation	27,700	1,698,841
O’Reilly Automotive Inc. (a)	63,800	2,447,368

		4,146,209

Banking — 3.09%

Bank of America Corporation	93,500	7,520,205
Bank of Hawaii Corporation	26,000	1,097,200
Bank One Corporation	158,300	7,216,897
Wachovia Corporation	120,700	5,623,413

		21,457,715

Biotechnology — 0.15%

Genzyme Corporation (a)	20,300	1,001,602

Building & Construction — 0.73%

D.R. Horton Inc.	56,000	2,422,560
Masco Corporation	95,100	2,606,691

		5,029,251

Business Services — 0.94%

Aramark Corporation (Class B)	54,200	1,486,164
ChoicePoint Inc. (a)	85,100	3,241,459
Medco Health Solutions Inc. (a)	53,500	1,818,465

		6,546,088

Cable — 1.41%

Comcast Corporation (Class A) (a)	200,400	6,268,512
EchoStar Communications Corporation (Class A) (a)	103,600	3,522,400

		9,790,912

	Number of Shares	Value

Chemicals — 0.63%

Cabot Microelectronics Corporation (a) (o)	12,600	$617,400
Du Pont (E. I.) de Nemours & Company	82,200	3,772,158

		4,389,558

Computer Hardware — 3.07%

CDW Corporation	19,100	1,103,216
Cisco Systems Inc. (a)	269,200	6,538,868
Hewlett-Packard Company	305,200	7,010,444
International Business Machines Corporation	71,800	6,654,424

		21,306,952

Computer Services — 2.05%

Brocade Communications Systems Inc. (a)	154,300	891,854
Checkfree Corporation (a) (o)	26,300	727,195
Dell Inc. (a)	64,300	2,183,628
First Data Corporation	92,200	3,788,498
Ingram Micro Inc. (a)	66,100	1,050,990
Manhattan Associates Inc. (a)	20,500	566,620
SunGard Data Systems Inc. (a)	149,700	4,148,187
Western Digital Corporation (a)	75,700	892,503

		14,249,475

Computer Software — 2.91%

Cadence Design Systems Inc. (a)	58,829	1,057,745
Dendrite International Inc. (a) (o)	47,400	742,758
Microsoft Corporation	633,200	17,438,328
Siebel Systems Inc. (a)	70,200	973,674

		20,212,505

Consumer Products — 1.33%

Gillette Company	127,500	4,683,075
Procter & Gamble Company	45,500	4,544,540

		9,227,615

Consumer Services — 0.15%

ITT Educational Services Inc. (a)	22,600	1,061,522

Containers/Packaging — 1.00%

Pactiv Corporation (a)	291,200	6,959,680

Crude Oil & Petroleum — 2.39%

ChevronTexaco Corporation	71,500	6,176,885
Exxon Mobil Corporation	253,200	10,381,200

		16,558,085

Drugs & Medical Products — 0.23%

Cooper Companies Inc. (o)	34,100	1,607,133

Education — 0.08%

Apollo Group Inc. (Class A) (a)	8,400	579,012
ENTERPRISE Accumulation Trust

Enterprise Managed Portfolio

PORTFOLIO OF INVESTMENTS — (Continued)

December 31, 2003

	Number of Shares	Value

Electrical Equipment — 1.85%

General Electric Company	413,900	$12,822,622

Electronics — 0.19%

Sanmina-SCI Corporation (a)	103,400	1,303,874

Energy — 1.82%

American Power Conversion Corporation	181,600	4,440,120
Black Hills Corporation	45,600	1,360,248
Chesapeake Energy Corporation (o)	200,900	2,728,222
Exelon Corporation	43,300	2,873,388
Swift Energy Company (a) (o)	74,500	1,255,325

		12,657,303

Fiber Optics — 0.33%

Corning Inc. (a)	218,200	2,275,826

Finance — 1.33%

E*TRADE Group Inc. (a)	136,000	1,720,400
Federated Investors Inc.	66,600	1,955,376
Goldman Sachs Group Inc.	22,800	2,251,044
Legg Mason Inc.	42,700	3,295,586

		9,222,406

Food, Beverages & Tobacco — 3.49%

Altria Group Inc.	100,100	5,447,442
Coca-Cola Company	137,300	6,967,975
Coca-Cola Enterprises Inc.	182,700	3,995,649
Constellation Brands Inc. (Class A) (a)	50,900	1,676,137
Hain Celestial Group Inc. (a) (o)	69,200	1,606,132
Krispy Kreme Doughnuts Inc. (a) (o)	20,600	753,960
PepsiCo Inc.	81,200	3,785,544

		24,232,839

Gaming — 0.22%

International Game Technology	41,800	1,492,260

Health Care — 1.20%

Anthem Inc. (a)	35,300	2,647,500
Health Net Inc. (a)	49,700	1,625,190
Oxford Health Plans Inc.	37,400	1,626,900
Triad Hospitals Inc. (a)	71,900	2,392,113

		8,291,703

Insurance — 1.03%

Arthur J. Gallagher & Company	100,600	3,268,494
Marsh & McLennan Companies Inc.	81,000	3,879,090

		7,147,584

Manufacturing — 0.64%

3M Company	49,700	4,225,991
Precision Castparts Corporation	5,200	236,132

		4,462,123

Media — 1.91%

Gannett Company Inc.	40,300	3,593,148
Time Warner Inc. (a)	538,400	9,685,816

		13,278,964

	Number of Shares	Value

Medical Instruments — 1.65%

Diagnostic Products Corporation (o)	55,600	$2,552,596
Edwards Lifesciences Corporation (a) (o)	79,100	2,379,328
Fisher Scientific International Inc. (a)	61,200	2,531,844
Guidant Corporation	21,400	1,288,280
Waters Corporation (a)	81,848	2,714,080

		11,466,128

Medical Services — 0.94%

Cardinal Health Inc.	63,900	3,908,124
IMS Health Inc.	99,000	2,461,140
Laboratory Corporation of America Holdings (a)	4,500	166,275

		6,535,539

Metals & Mining — 0.99%

Alcoa Inc.	180,800	6,870,400

Misc. Financial Services — 4.84%

Ambac Financial Group Inc.	28,300	1,963,737
American Express Company	51,600	2,488,668
Citigroup Inc.	353,700	17,168,598
Countrywide Financial Corporation	40,500	3,071,925
Merrill Lynch & Company Inc.	151,500	8,885,475

		33,578,403

Multi-Line Insurance — 1.70%

American International Group Inc.	178,300	11,817,724

Oil Services — 1.72%

Apache Corporation	53,500	4,338,850
El Paso Corporation	255,700	2,094,183
Schlumberger Ltd.	100,800	5,515,776

		11,948,809

Paper Products — 0.59%

International Paper Company	95,500	4,117,005

Pharmaceuticals — 6.59%

Abbott Laboratories	175,800	8,192,280
Albany Molecular Research Inc. (a) (o)	122,600	1,841,452
Caremark Rx Inc. (a)	37,100	939,743
Eli Lilly & Company	93,400	6,568,822
King Pharmaceuticals Inc. (a)	100,000	1,526,000
Millennium Pharmaceuticals Inc. (a)	170,000	3,173,900
Pfizer Inc.	449,700	15,887,901
Watson Pharmaceuticals Inc. (a)	5,100	234,600
Wyeth	173,300	7,356,585

		45,721,283

Property-Casualty Insurance — 0.54%

Travelers Property Casualty Corporation (Class B)	218,500	3,707,945

Retail — 5.33%

Chico’s FAS Inc. (a)	53,400	1,973,130
Coach Inc. (a)	23,100	872,025
Federated Department Stores Inc. (a)	45,900	2,163,267
Gap Inc.	203,700	4,727,877
Lowe’s Companies Inc.	129,000	7,145,310

ENTERPRISE Accumulation Trust

Enterprise Managed Portfolio

PORTFOLIO OF INVESTMENTS — (Continued)

December 31, 2003

	Number of Shares	Value

Michaels Stores Inc. (a)	144,300	$6,378,060
Pacific Sunwear of California (a)	102,750	2,170,080
Petsmart Inc.	74,200	1,765,960
Target Corporation	72,200	2,772,480
Wal-Mart Stores Inc.	132,000	7,002,600

		36,970,789

Semiconductors — 3.47%

Analog Devices Inc. (a)	54,100	2,469,665
Applied Materials Inc. (a)	123,900	2,781,555
Fairchild Semiconductor International (Class A) (a)	63,800	1,593,086
Integrated Circuit Systems Inc. (a)	12,400	353,276
Intel Corporation	269,000	8,661,800
International Rectifier Corporation (a)	74,200	3,666,222
Novellus Systems Inc. (a)	28,100	1,181,605
Texas Instruments Inc.	114,200	3,355,196

		24,062,405

Telecommunications — 1.72%

Andrew Corporation (a) (o)	70,700	813,757
Comverse Technology Inc. (a)	46,300	814,417
Polycom Inc. (a)	160,100	3,125,152
SBC Communications Inc.	209,400	5,459,058
Tekelec (a)	110,000	1,710,500

		11,922,884

Transportation — 1.98%

CSX Corporation	111,000	3,989,340
EGL Inc. (a) (o)	70,000	1,229,200
FedEx Corporation	63,374	4,277,745
Norfolk Southern Corporation	178,300	4,216,795

		13,713,080

Waste Management — 0.19%

Waste Management Inc.	44,200	1,308,320

Wireless Communications — 0.35%

Motorola Inc.	173,100	2,435,517

Total Domestic Common Stocks
(Identified cost $444,364,663)		494,243,455

Foreign Stocks — 1.26%

Drugs & Medical Products — 0.16%

Biovail Corporation (a) (o)	53,100	1,141,119

Manufacturing — 0.60%

Tyco International Ltd.	156,100	4,136,650

Technology — 0.50%

Accenture LTD. (a)	132,500	3,487,400

Total Foreign Stocks
(Identified cost $7,199,222)		8,765,169

	Principal Amount	Value

Corporate Bonds and Notes — 7.23%

Aerospace — 0.13%

Mcdonnell Douglas Corporation 6.875% due 11/01/06	$425,000	$469,159
United Technologies Corporation 7.125% due 11/15/10	400,000	468,386

		937,545

Airlines — 0.22%

American Airlines Inc. 3.857% due 07/09/10	80,000	79,065
American Airlines Inc. 7.024% due 04/15/11	450,000	449,135
Continental Airlines Inc. 6.703% due 12/15/22	587,741	575,125
Delta Air Lines Inc. 7.111% due 09/18/11	450,000	453,769

		1,557,094

Banking — 0.30%

First Massachusetts Bank 7.625% due 06/15/11	300,000	351,149
First Union National Bank 7.875% due 02/15/10	95,000	113,990
First Union National Bank 6.18% due 02/15/36	400,000	436,261
NCNB Corporation 10.20% due 07/15/15	250,000	348,970
Peoples Bank 9.875% due 11/15/10	250,000	301,895
Popular North America Inc. 6.625% due 01/15/04	550,000	550,727

		2,102,992

Broadcasting — 0.05%

Liberty Media Corporation 7.75% due 07/15/09	300,000	343,971

Building & Construction — 0.21%

Centex Corporation 5.80% due 09/15/09	500,000	535,639
Lennar Corporation 7.625% due 03/01/09	110,000	126,899
Lennar Corporation 5.95% due 03/01/13 (o)	120,000	125,563
Masco Corporation 5.875% due 07/15/12	225,000	239,354
Pulte Homes Inc. 6.25% due 02/15/13	425,000	451,167

		1,478,622

Cable — 0.15%

Cox Communications Inc. 7.125% due 10/01/12	320,000	369,092
TCI Communications Inc. 8.75% due 08/01/15	300,000	379,657

ENTERPRISE Accumulation Trust

Enterprise Managed Portfolio

PORTFOLIO OF INVESTMENTS — (Continued)

December 31, 2003

	Principal Amount	Value

TCI Communications Inc. 7.125% due 02/15/28	$250,000	$271,122

		1,019,871

Chemicals — 0.08%

Dow Chemical Company 6.00% due 10/01/12	200,000	210,527
Monsanto Company 7.375% due 08/15/12	300,000	342,337

		552,864

Electrical Equipment — 0.03%

Oncor Electric Delivery Company 6.375% due 05/01/12	200,000	219,797

Energy — 0.92%

Alabama Power Company 5.875% due 12/01/22	375,000	382,296
Alliant Energy Resources Inc. 9.75% due 01/15/13	100,000	128,921
American Electric Power Inc. 6.125% due 05/15/06	375,000	404,095
Calenergy Inc. 7.52% due 09/15/08	185,000	211,273
Carolina Power & Light Company 5.95% due 03/01/09	150,000	163,855
Consolidated Natural Gas Company 5.375% due 11/01/06	350,000	375,203
Florida Power Corporation 5.90% due 03/01/33	300,000	301,083
Keyspan Corporation 6.15% due 06/01/06	210,000	226,969
NSTAR 8.00% due 02/15/10	425,000	511,744
Old Dominion Electric Cooperative, 6.25% due 06/01/11	650,000	715,929
Peco Energy Company 4.75% due 10/01/12	165,000	164,551
Pennsylvania Electric Company 6.625% due 04/01/19	175,000	184,014
PPL Energy Supply 6.40% due 11/01/11	250,000	273,027
PSEG Power 7.75% due 04/15/11	450,000	529,661
Scana Corporation 6.25% due 02/01/12	200,000	218,494
Schlumberger Technology Corporation, 6.50% due 04/15/12 (144A)	675,000	752,057
South Carolina Electric & Gas Company, 4.80% due 10/01/12 (o)	350,000	352,142
South Carolina Electric & Gas Company, 5.80% due 01/15/33	180,000	179,146
Wisconsin Energy Corporation 6.50% due 04/01/11	255,000	281,001

		6,355,461

	Principal Amount	Value

Finance — 0.33%

Erac USA Finance Company 8.00% due 01/15/11 (144A)	$550,000	$654,150
Household Finance Corporation 6.375% due 10/15/11	750,000	825,888
Newcourt Credit Group Inc. 6.875% due 02/16/05	750,000	791,089

		2,271,127

Food, Beverages & Tobacco — 0.40%

Altria Group Inc 7.00% due 11/04/13	270,000	288,035
Altria Group Inc. 7.75% due 01/15/27	150,000	161,845
Archer Daniels Midland Company 8.875% due 04/15/11	200,000	252,900
General Mills Inc. 6.00% due 02/15/12	200,000	213,874
Kraft Foods Inc. 4.625% due 11/01/06	220,000	229,576
Pepsi Bottling Group Inc. 7.00% due 03/01/29	330,000	378,190
Tyson Foods Inc. 6.625% due 10/01/04	350,000	359,639
Unilever Capital Corporation 5.90% due 11/15/32	430,000	431,031
Whitman Corporation 6.50% due 02/01/06	425,000	456,556

		2,771,646

Gaming — 0.06%

International Game Technology 8.375% due 05/15/09	325,000	389,044

Insurance — 0.33%

Allstate Financial Global Funding, 6.50% due 06/14/11 (144A)	275,000	309,716
Amerus Group Company 6.95% due 06/15/05	350,000	367,624
Liberty Mutual Insurance Company, 7.697% due 10/15/97 (144A)	385,000	346,123
Marsh & Mclennan Companies Inc. 5.875% due 08/01/33	250,000	243,743
Prudential Insurance Company America, 6.375% due 07/23/06 (144A)	300,000	326,797
Prudential Insurance Company America, 7.65% due 07/01/07 (144A)	200,000	223,706
RenaissanceRe Holdings Ltd. 5.875% due 02/15/13	460,000	471,768

		2,289,477

Machinery — 0.06%

Caterpillar Inc. 6.55% due 05/01/11 (o)	350,000	397,427

ENTERPRISE Accumulation Trust

Enterprise Managed Portfolio

PORTFOLIO OF INVESTMENTS — (Continued)

December 31, 2003

	Principal Amount	Value

Media — 0.14%

AOL Time Warner Inc. 7.70% due 05/01/32	$850,000	$992,040

Medical Services — 0.06%

Cardinal Health Inc. 6.25% due 07/15/08	200,000	221,156
Cardinal Health Inc. 7.00% due 10/15/26	150,000	169,285

		390,441

Metals & Mining — 0.07%

Alcoa Inc. 6.50% due 06/01/11	450,000	508,649

Misc. Financial Services — 1.27%

American Express Company 5.50% due 09/12/06	110,000	118,373
Canadian Oil Sands Ltd. 7.90% due 09/01/21 (144A)	300,000	335,835
Citigroup Inc. 7.25% due 10/01/10	600,000	699,335
Ford Motor Credit Company 7.60% due 08/01/05	130,000	138,946
Ford Motor Credit Company 7.25% due 10/25/11	1,350,000	1,464,161
General Electric Capital Corporation, 6.125% due 02/22/11	1,100,000	1,210,127
General Motors Acceptance Corporation, 6.875% due 08/28/12	1,075,000	1,156,513
Goldman Sachs Group Inc. 6.875% due 01/15/11	575,000	652,975
Hartford Financial Services Group Inc., 7.90% due 06/15/10	200,000	236,744
Merrill Lynch & Company Inc. 6.00% due 02/17/09	700,000	769,518
Morgan Stanley Group Inc. 6.75% due 04/15/11	900,000	1,018,278
Russell Frank Company 5.625% due 01/15/09 (144A)	500,000	545,169
USA Interactive 7.00% due 01/15/13	400,000	441,031

		8,787,005

Multi-Line Insurance — 0.28%

American General Corporation 7.50% due 08/11/10	900,000	1,076,559
John Hancock Global Funding, 7.90% due 07/02/10 (144A)	700,000	834,131

		1,910,690

Oil Services — 0.76%

Burlington Resources Financial Company, 7.40% due 12/01/31	450,000	532,715
Canadian Natural Resources Ltd. 6.45% due 06/30/33	475,000	502,201
ChevronTexaco Capital Company 3.50% due 09/17/07	450,000	458,314

	Principal Amount	Value

Conagra Inc. 7.875% due 09/15/10	$575,000	$686,072
Duke Energy Field Services 5.75% due 11/15/06	215,000	230,126
Energen Corporation 7.625% due 12/15/10	200,000	234,946
Halliburton Company 5.50% due 10/15/10 (144A)	75,000	78,436
Kinder Morgan Energy Partners 6.75% due 03/15/11	400,000	448,998
Kinder Morgan Inc. 6.50% due 09/01/12	275,000	303,462
Motiva Enterprises 5.20% due 09/15/12 (144A)	700,000	712,620
Murphy Oil Corporation 6.375% due 05/01/12	350,000	384,645
Northern Border Partners 8.875% due 06/15/10	220,000	264,866
Valero Energy Corporation 7.50% due 04/15/32	400,000	445,788

		5,283,189

Paper & Forest Products — 0.04%

Westvaco Corporation 7.95% due 02/15/31	225,000	259,294

Paper Products — 0.13%

International Paper Company 6.75% due 09/01/11	375,000	416,915
Temple Inland Inc. 7.875% due 05/01/12	270,000	313,102
Willamette Industries Inc. 7.00% due 02/01/18	175,000	188,286

		918,303

Pharmaceuticals — 0.14%

Bristol Myers Squibb Company 4.75% due 10/01/06	200,000	211,491
Schering Plough Corporation 5.30% due 12/01/13	145,000	147,530
Schering Plough Corporation 6.50% due 12/01/33	270,000	280,864
Wyeth 6.70% due 03/15/11	300,000	338,810

		978,695

Property-Casualty Insurance — 0.33%

Ace Capital Trust 9.70% due 04/01/30	575,000	749,828
Everest Reinsurance Holdings Inc., 8.50% due 03/15/05	370,000	396,762
Fidelity National Financial Inc. 7.30% due 08/15/11	225,000	255,583
Mercury General Corporation 7.25% due 08/15/11	425,000	461,547
W.R. Berkley Corporation 5.875% due 02/15/13	195,000	199,155
W.R. Berkley Corporation 8.70% due 01/01/22	200,000	238,621

		2,301,496

ENTERPRISE Accumulation Trust

Enterprise Managed Portfolio

PORTFOLIO OF INVESTMENTS — (Continued)

December 31, 2003

	Principal Amount	Value

Real Estate — 0.23%

AMB Property 7.50% due 06/30/18	$350,000	$401,806
Duke Realty Corporation 5.25% due 01/15/10	300,000	313,602
Health Care Property Trust 6.00% due 03/01/15	300,000	309,665
Liberty Property Trust 8.50% due 08/01/10	220,000	266,799
Spieker Properties 7.25% due 05/01/09	300,000	344,215

		1,636,087

Retail — 0.23%

Kohl’s Corporation 6.00% due 01/15/33	430,000	431,169
Lowe’s Companies Inc. 6.50% due 03/15/29	425,000	459,825
Staples Inc. 7.375% due 10/01/12	340,000	391,355
Wal-Mart Stores Inc. 8.00% due 09/15/06	275,000	313,537

		1,595,886

Telecommunications — 0.23%

AT & T Corporation 7.80% due 11/15/11	325,000	374,068
CenturyTel Inc. 7.875% due 08/15/12	125,000	148,053
SBC Communications Inc. 5.875% due 08/15/12	300,000	318,529
Verizon Global Funding Corporation, 7.375% due 09/01/12	660,000	764,780

		1,605,430

Wireless Communications — 0.05%

AT&T Wireless Services Inc. 8.75% due 03/01/31	275,000	339,303

Total Corporate Bonds and Notes
(Identified cost $47,360,590)		50,193,446

Foreign Bonds — 0.75%

Banking — 0.09%

Bayerische Landesbank Girozentrale, 5.65% due 02/01/09	200,000	217,194
National Australia Bank Ltd. 8.60% due 05/19/10	175,000	216,714
Royal Bank Scotland Group 6.375% due 02/01/11	200,000	222,959

		656,867

Chemicals — 0.03%

Potash Corporation Saskatchewan Inc., 7.75% due 05/31/11	175,000	205,479

	Principal Amount	Value

Insurance — 0.06%

XL Capital Finance Europe 6.50% due 01/15/12	$350,000	$383,090

Media — 0.02%

Grupo Televisa 8.50% due 03/11/32	120,000	126,000

Misc. Financial Services — 0.12%

Pemex Project Funding Master Trust, 9.125% due 10/13/10	550,000	653,125
UFJ Finance Aruba AEC 6.75% due 07/15/13	200,000	213,300

		866,425

Oil Services — 0.08%

Petroleos Mexicanos 9.50% due 09/15/27	275,000	324,500
Transocean Sedco Forex 6.625% due 04/15/11	190,000	212,085

		536,585

Telecommunications — 0.28%

British Telecommunications 8.375% due 12/15/10	300,000	365,063
Deutsche Telekom International 8.50% due 06/15/10	250,000	302,279
France Telecom 9.25% due 03/01/11	550,000	660,595
Singapore Telecommunications, 7.375% due 12/01/31 (144A)	520,000	613,837

		1,941,774

Wireless Communications — 0.07%

Vodafone Airtouch 7.75% due 02/15/10	275,000	325,928
Vodafone Airtouch 7.875% due 02/15/30	125,000	153,556

		479,484

Total Foreign Bonds
(Identified cost $4,864,757)		5,195,704

Asset-Backed Securities — 1.20%

Automotive — 0.55%

Capital Auto Receivables, Series 2002-1, Class A4, 4.16% due 07/16/07	1,000,000	1,025,883
Capital One Auto Financial Trust, Series 2002-B, Class A4A, 3.32% due 04/15/09	1,500,000	1,527,558
Nissan Auto Receivables, Series 2002-B, Class A4, 4.60% due 09/17/07	1,200,000	1,244,016

		3,797,457

ENTERPRISE Accumulation Trust

Enterprise Managed Portfolio

PORTFOLIO OF INVESTMENTS — (Continued)

December 31, 2003

	Principal Amount	Value

Finance — 0.18%

Onyx Acceptance Owner Trust, Series 2001-D, Class A4, 4.32% due 10/15/08	$1,200,000	$1,232,713

Misc. Financial Services — 0.29%

American Express Credit Corporation, Series 2000-1, Class A, 7.20% due 09/17/07	750,000	796,924
Citibank Credit Card Issuance Trust, Series 2001-A8, Class A8, 4.10% due 12/07/06	1,200,000	1,229,185

		2,026,109

Utilities — 0.18%

Massachusetts Special Purpose Trust, Series 1999-1, Class A3, 6.62% due 03/15/07	1,200,000	1,244,699

Total Asset-Backed Securities
(Identified cost $8,198,099)		8,300,978

Collateralized Mortgage Obligations — 1.46%

Banking — 0.12%

Greenwich Capital Commercial Funding Corporation, Series 2003-C2, Class A4, 4.915% due 11/05/13	800,000	802,653

Misc. Financial Services — 1.34%

Asset Securitization Corporation, Series 1997-04, Class A1D, 7.49% due 04/14/29	845,000	953,533
Bear Stearns Commercial Mortgage Securities Inc., Series 2001-TOP2, Class A2, 6.48% due 02/15/35	650,000	727,257
Chase Commercial Mortgage Securities Corporation, Series 1998-2, Class A2, 6.39% due 11/18/30	820,000	911,133
Morgan Stanley Dean Witter Capital Corporation, Series 1998-WF1, Class A2, 6.55% due 03/15/30	1,080,000	1,197,157
Morgan Stanley Dean Witter Capital Corporation, Series 2001-TOP1, Class A4, 6.66% due 02/15/33	425,000	479,924
Morgan Stanley Dean Witter Capital Corporation, Series 2001-TOP3, Class A4, 6.39% due 07/15/33	845,000	941,347
Morgan Stanley Dean Witter Capital Corporation, Series 2001-TOP5, Class A4, 6.39% due 10/15/35	1,150,000	1,283,795

	Principal Amount	Value

Morgan Stanley Dean Witter Capital Corporation, Series 2002-HQ, Class A3, 6.51% due 04/15/34	$245,000	$273,635
Morgan Stanley Dean Witter Capital Corporation, Series 2002-TOP7, Class A2, 5.98% due 01/15/39	1,150,000	1,250,770
Nomura Asset Securities Corporation, Series 1998-D6, Class A1B, 6.59% due 03/15/30	150,000	167,857
UBS Commercial Mortgage Trust, Series 2002-C1, Class A4, 6.462% due 03/15/31	1,020,000	1,138,512

		9,324,920

Total Collateralized Mortgage Obligations
(Identified cost $9,928,957)		10,127,573

U. S. Treasury Obligations — 2.32%

U. S. Treasury Bonds — 1.92%

8.875% due 08/15/17	1,000,000	1,416,250
8.875% due 02/15/19	2,430,000	3,474,142
8.125% due 05/15/21	3,500,000	4,769,296
6.25% due 08/15/23	2,450,000	2,792,522
6.00% due 02/15/26	750,000	831,709

		13,283,919

U. S. Treasury Notes — 0.40%

7.50% due 11/15/16	2,200,000	2,800,875

Total U. S. Treasury Obligations
(Identified cost $16,124,755)		16,084,794

Foreign Government Obligations — 0.09%

Trinidad & Tobago Republic 9.75% due 07/01/20 (REG S)	250,000	327,500
United Mexican States 8.375% due 01/14/11	250,000	296,875

		624,375

Total Foreign Government Obligations
(Identified cost $569,012)		624,375

Municipal Bonds — 0.01%

Utilities — 0.01%

State of Illinois Taxable Pension, 4.95% due 06/01/23	85,000	80,237

Total Municipal Bonds
(Identified cost $84,893)		80,237

ENTERPRISE Accumulation Trust

Enterprise Managed Portfolio

PORTFOLIO OF INVESTMENTS — (Continued)

December 31, 2003

	Principal Amount	Value

Agency Obligations — 11.43%

Fannie Mae — 4.14%

7.00% due 02/01/07	$19,626	$20,716
6.79% due 11/01/07	1,367,527	1,490,998
6.525% due 06/01/09	654,195	725,018
7.00% due 07/01/09	14,409	15,210
6.625% due 09/15/09	900,000	1,029,131
7.512% due 02/01/10	387,508	444,741
7.125% due 06/15/10	1,500,000	1,763,607
6.97% due 10/01/10	1,167,662	1,332,288
6.30% due 03/01/11	1,042,423	1,149,232
6.03% due 05/01/11	1,363,025	1,494,993
1.00% due 11/01/11	1,369,225	1,500,758
6.115% due 02/01/12	1,177,809	1,298,108
5.898% due 04/01/12	1,376,991	1,501,778
7.00% due 11/01/12	11,862	12,677
7.00% due 12/01/12	427,417	456,776
7.00% due 03/01/15	410,553	439,146
7.00% due 05/01/15	34,057	36,429
7.00% due 06/01/15	232,820	249,035
7.00% due 11/01/15	2,363	2,527
5.50% due 01/01/17	629,205	652,820
7.00% due 04/01/17	527,747	564,769
5.50% due 08/01/17	55,756	57,839
5.50% due 09/01/17	841,688	873,143
5.50% due 12/01/17	88,897	92,220
5.50% due 01/01/18	340,080	352,789
5.50% due 02/01/18	988,956	1,026,002
5.50% due 04/01/18	1,521,285	1,578,201
5.00% due 05/01/18	1,034,026	1,057,172
5.50% due 08/01/18	146,411	151,896
5.00% due 09/01/18	33,202	33,906
5.00% due 10/01/18	946,762	966,847
6.00% due 12/01/22	637,660	662,590
6.00% due 01/01/23	1,050,394	1,091,460
6.00% due 02/01/23	651,763	677,244
5.00% due 08/01/33	1,363,953	1,350,514
5.00% due 09/01/33	732,652	725,392
5.00% due 10/01/33	679,228	672,499
5.00% due 11/01/33	1,186,792	1,175,033

		28,725,504

Federal Home Loan Banks — 1.75%

4.125% due 01/14/05	8,700,000	8,946,201
6.50% due 06/01/16	51,368	54,414
6.50% due 07/01/16	2,104,268	2,229,052
6.50% due 08/01/16	89,779	95,103
6.50% due 09/01/16	412,981	437,471
6.50% due 11/01/16	224,925	238,264
6.50% due 03/01/17	43,681	46,279
7.00% due 05/01/29	76,459	80,960

		12,127,744

Freddie Mac — 0.80%

7.00% due 07/15/05	1,560,000	1,685,469
5.50% due 09/15/11	2,000,000	2,150,266
6.50% due 01/01/17	1,622,123	1,718,315

		5,554,050

	Number of Shares or Principal Amount	Value

Ginnie Mae — 4.74%

6.50% due 04/15/28	$1,231,224	$1,299,988
6.50% due 05/15/28	545,993	576,486
6.50% due 08/15/28	255,204	269,561
7.00% due 09/15/28	1,493,915	1,594,739
6.50% due 10/15/28	521,030	550,130
6.50% due 11/15/28	2,351,978	2,503,505
6.00% due 12/15/28	3,888,084	4,075,400
7.00% due 03/15/29	74,281	79,219
7.00% due 06/15/29	55,122	58,787
7.00% due 08/15/29	55,154	58,820
7.00% due 01/15/31	197,841	210,915
7.00% due 04/15/31	51,822	55,247
7.00% due 06/15/31	29,433	31,378
6.00% due 07/15/31	27,616	28,721
7.00% due 08/15/31	794,411	846,909
7.00% due 09/15/31	26,268	28,003
6.00% due 10/15/31	421,813	438,702
6.00% due 12/15/31	157,413	163,709
6.00% due 01/15/32	898,881	935,159
6.00% due 02/15/32	867,084	902,079
6.00% due 03/15/32	354,477	368,784
6.00% due 04/15/32	245,664	255,579
7.00% due 08/15/32	572,013	609,590
6.00% due 09/15/32	736,701	766,433
7.00% due 09/15/32	54,821	58,423
6.00% due 10/15/32	1,430,012	1,487,726
6.00% due 12/15/32	662,147	688,871
6.00% due 01/15/33	4,530,884	4,711,938
6.00% due 02/15/33	618,842	643,712
6.00% due 03/15/33	668,814	695,691
6.00% due 04/15/33	473,049	492,060
6.00% due 05/15/33	1,574,340	1,637,609
5.00% due 06/15/33	1,156,543	1,155,626
5.00% due 07/15/33	3,412,387	3,384,875
6.00% due 12/01/33 (TBA)	1,190,000	1,236,484

		32,900,858

Total Agency Obligations
(Identified cost $78,961,769)		79,308,156

Registered Investment Company — 0.49%

Midcap SPDR Trust	32,100	3,383,340

Total Registered Investment Company
(Identified cost $3,204,331)		3,383,340

Short-Term U.S. Government Obligations — 0.24%

U.S. Treasury Bills — 0.24%

0.938% due 01/22/04 (e) (s)	100,000	99,945
0.915% due 02/19/04 (e) (s)	420,000	419,477
0.925% due 02/26/04 (e) (s)	625,000	624,101
0.895% due 03/11/04 (e) (s)	525,000	524,086

		1,667,609

Total Short-Term U.S. Government Obligations
(Identified cost $1,667,609)		1,667,609

ENTERPRISE Accumulation Trust

Enterprise Managed Portfolio

PORTFOLIO OF INVESTMENTS — (Continued)

December 31, 2003

	Number of Units or Principal Amount	Value

Other Investment — 1.93%

Securities Lending Quality Trust (h)	13,388,200	$13,388,200

Total Other Investment
(Identified cost $13,388,200)		13,388,200

Repurchase Agreement — 2.18%

State Street Bank & Trust Repurchase Agreement, 0.70% due 01/02/04 Proceeds $15,133,589 Collateral: U.S. Treasury Bond $15,195,000, 2.875% due 06/30/04, Value $15,443,119	$15,133,000	15,133,000

Total Repurchase Agreement
(Identified cost $15,133,000)		15,133,000

Total Investments
(Identified cost $651,049,857)		$706,496,036

Other Assets Less Liabilities — (1.82)%		(12,651,775)

Net Assets — 100%		$693,844,261

(a)	Non-income producing security.
(e)	The rate shown is the current effective yield.
(h)	Represents investment of cash collateral received from securities on loan (see note 5).
(o)	Security, or portion thereof, out on loan at December 31, 2003.
(s)	Security segregated as collateral for open futures contracts.
(144A)	The security may only be offered and sold to “qualified institutional buyers” under rule 144A of the Securities Act of 1933.
(REG S)	Regulation S Security. Security is offered and sold outside the United States, therefore, it need not be registered with the SEC under rules 903 & 904 of the Securities Act of 1933.
(SPDR)	Standard and Poor’s Depositary Receipt.
(TBA)	To Be Announced. Certain specific security details such as final par amount and maturity date have not yet been determined.

Open futures contracts as of December 31, 2003 are as follows:

Description	Expiration Month	Number of Contracts	Unrealized Appreciation/ (Depreciation)
Short S&P 500 Index Futures	03/04	56	$(703,866)
Short U.S. Treasury 5 Year Notes	03/04	96	(48,077)

			$(751,943)

See notes to financial statements.

ENTERPRISE Accumulation Trust

Enterprise Managed Portfolio

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

Assets:

Investments at value, including securities loaned valued at $15,161,496 (Note 5)	$706,496,036
Cash	766
Investment income receivable	2,293,419
Receivable for fund shares sold	19
Receivable for investments sold	2,202,467
Other assets	32,463

Total assets	711,025,170

Liabilities:

Payable for fund shares redeemed	1,124,738
Payable for investments purchased	2,291,279
Payable upon return of securities loaned (Note 5)	13,388,200
Payable for variation margin on open futures	52,600
Shareholder servicing fees payable	174,744
Accrued expenses and other liabilities	149,348

Total liabilities	17,180,909

Net assets	$693,844,261

Analysis of net assets:

Paid-in capital	$796,844,272
Undistributed (accumulated) net investment income (loss)	9,164,704
Undistributed (accumulated) net realized gain (loss)	(166,858,951)
Unrealized appreciation (depreciation)	54,694,236

Net assets	$693,844,261

Shares outstanding	37,970,076

Net asset value per share	$18.27

Investments at cost	$651,049,857

See notes to financial statements.

ENTERPRISE Accumulation Trust

Enterprise Managed Portfolio

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2003

Investment income:

Dividends	$6,400,728
Interest	7,922,936
Securities lending income	23,932

Total investment income	14,347,596

Expenses:

Investment advisory fees	5,151,890
Shareholder servicing fees	1,349,915
Custodian and fund accounting fees	207,753
Audit and legal fees	157,872
Reports to shareholders	36,171
Trustees’ fees	23,278
Other expenses	34,814

Total expenses	6,961,693

Expenses reduced by expense offset arrangements	(119,578)

Total expenses, net of expense offset arrangements	6,842,115

Net investment income (loss)	7,505,481

Realized and unrealized gain (loss)—net:

Net realized gain (loss) on investments	1,839,373
Net realized gain (loss) on futures transactions	556,000
Net change in unrealized gain (loss) on investments	116,387,610
Net change in unrealized gain (loss) on futures transactions	(751,943)

Net realized and unrealized gain (loss)	118,031,040

Net increase (decrease) in net assets resulting from operations	$125,536,521

See notes to financial statements.

ENTERPRISE Accumulation Trust

Enterprise Managed Portfolio

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2003	2002
From operations:

Net investment income (loss)	$7,505,481	$7,169,397
Net realized gain (loss)	2,395,373	(153,059,693)
Net change in unrealized gain (loss)	115,635,667	(71,878,581)

Increase (decrease) in net assets resulting from operations	125,536,521	(217,768,877)

Distributions to shareholders from:

Net investment income	(7,568,315)	(7,429,619)
Net realized gains	—	—

Total distributions to shareholders	(7,568,315)	(7,429,619)

From capital share transactions:

Shares sold	21,855,592	47,768,878
Shares exchanged due to merger	2,815,931	—
Reinvestment of distributions	7,566,636	7,429,619
Shares redeemed	(119,956,922)	(241,388,079)

Total increase (decrease) in net assets resulting from capital share transactions	(87,718,763)	(186,189,582)

Total increase (decrease) in net assets	30,249,443	(411,388,078)

Net assets:

Beginning of period	663,594,818	1,074,982,896

End of period	$693,844,261	$663,594,818

Capital share activity:

Shares issued	1,326,872	2,697,893
Shares issued due to merger	188,735	—
Shares issued in reinvestment of distributions	438,138	503,703
Shares redeemed	(7,404,472)	(14,623,886)

Net increase (decrease)	(5,450,727)	(11,422,290)

Undistributed (accumulated) net investment income (loss)	$9,164,704	$7,568,295

See notes to financial statements.

ENTERPRISE Accumulation Trust

Enterprise Managed Portfolio

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

	For the years ended December 31,
	2003	2002	2001	2000	1999

Net asset value, beginning of period	$15.28	$19.60	$24.19	$36.30	$40.56

Income from investment operations:
Net investment income (loss)C	0.19	0.14	0.13	0.45	0.50
Net realized and unrealized gain (loss) on investments	2.99	(4.30)	(3.10)	(0.23)	2.65

Total from investment operations	3.18	(4.16)	(2.97)	0.22	3.15

Less dividends and distributions:
Dividends from net investment income	(0.19)	(0.16)	(0.48)	(0.75)	(0.79)
Distributions from capital gains	—	—	(1.14)	(11.58)	(6.62)

Total distributions	(0.19)	(0.16)	(1.62)	(12.33)	(7.41)

Net asset value, end of period	$18.27	$15.28	$19.60	$24.19	$36.30

Total return	20.91%	(21.20)%	(11.15)%	1.46%	9.22%
Net assets end of period (in thousands)	$693,844	$663,595	$1,074,983	$1,452,864	$2,292,467
Ratio of expenses to average net assets (excluding expense offset arrangements)	1.05%	0.88%	0.85%	0.82%	0.76%
Ratio of expenses to average net assets	1.04%	0.85%	0.84%	0.82%	0.76%
Ratio of net investment income (loss) to average net assets	1.14%	0.85%	0.60%	1.44%	1.23%
Portfolio turnover rate	71%	109%	141%	19%	90%

C	Based on average shares outstanding.

See notes to financial statements.

ENTERPRISE Accumulation Trust

Notes to Financial Statements

December 31, 2003

1. Organization

Enterprise Accumulation Trust (the “Trust”) was organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust is authorized to issue an unlimited number of shares of beneficial interest for the portfolios contained therein. The Trust is currently offered only to separate accounts of certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies. The financial statements herein are those of the Managed Portfolio (the “Portfolio”). The financial statements of the other portfolios are reported separately. The assets of each portfolio are segregated, and a shareholder’s interest is limited to the portfolio in which shares are held. The prospectus provides a detailed description of the portfolios’ investment objectives and strategies.

Effective February 28, 2003 the Managed Portfolio acquired all of the net assets of the Mid-Cap Growth Portfolio in a tax-free exchange of shares wherein the shareholders of the Mid-Cap Growth Portfolio received for each share owned approximately 0.35 shares of the Managed Portfolio. The aggregate net assets and unrealized appreciation/(depreciation) of the portfolios immediately before and after the merger were as follows:

	Net Assets		Unrealized Appreciation/(Depreciation)
Portfolio	Before Merger	After Merger	Before Merger	After Merger
Managed	$630,395,453	$633,211,384	$(74,192,412)	$(74,223,583)
Mid-Cap Growth	2,815,931		(31,171)

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Managed Portfolio in the preparation of its financial statements:

Use of Estimates in Preparation of Financial Statements — Preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decreases of net assets from operations during the reporting period. Actual results could differ from those estimates. In the normal course of business, the Portfolio may enter into contracts that provide general indemnifications. The maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated; however, based on experience, the risk of any loss from such claims is considered remote.

Valuation of Investments — Investment securities, other than debt securities, listed on either a national or foreign securities exchange or traded in the over-the-counter National Market System are valued each business day at the official closing price (typically the last reported sale price) on the exchange on which the security is primarily traded. In certain instances a fair value will be assigned when Enterprise Capital Management, Inc. (“ECM”) believes that a significant event has occurred after the close of an exchange or market, but before the net asset value calculation. If there are no current day sales, the securities are valued at their last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at their last quoted bid price. Debt securities (other than certain short-term obligations) are valued each business day by an independent pricing service approved by the Board of Trustees. Short-term debt securities with 61 days or more to maturity at time of purchase are valued at market value through the 61st day prior to maturity, based on quotations received from market makers or other appropriate sources; thereafter, any unrealized appreciation or depreciation existing on the 61st day is amortized to par on a straight-line basis over the remaining number of days to maturity. Short-term securities with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market value. Portfolio investments in any investment companies, unit investment trusts or similar investment funds are valued daily at their closing net asset values (or unit value) per share on each valuation day. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Trustees.

Special Valuation Risks — The high-yield securities in which the Portfolio may invest may be considered speculative in regard to the issuer’s continuing ability to meet principal and interest payments. The value of the lower rated securities

ENTERPRISE Accumulation Trust

Notes to Financial Statements — (Continued)

December 31, 2003

in which the Portfolio may invest will be affected by the credit worthiness of individual issuers, general economic and specific industry conditions, and will fluctuate inversely with changes in interest rates. In addition, the secondary trading market for lower quality bonds may be less active and less liquid than the trading market for higher quality bonds. Any foreign denominated assets held by the Portfolio may involve risks not typically associated with domestic transactions including but not limited to, unanticipated movements in exchange rates, the degree of government supervision and regulation of security markets and the possibility of political or economic instability.

Repurchase Agreements — The Portfolio may acquire securities subject to repurchase agreements. Under a typical repurchase agreement, the Portfolio would acquire a debt security for a relatively short period (usually for one day and not for more than one week) subject to an obligation of the seller to repurchase and of the Portfolio to resell the debt security at an agreed-upon higher price, thereby establishing a fixed investment return during the Portfolio’s holding period. Under each repurchase agreement, it is the Portfolio’s policy to receive, as collateral, U.S. Government or Agency securities whose market value (including interest) is at least equal to the repurchase price.

In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty, realization or retention of the collateral or proceeds may be subject to legal proceedings.

Illiquid Securities — At times, the Portfolio may hold, up to its SEC or prospectus defined limitations, illiquid securities that it may not be able to sell at the price used by the Portfolio. Although it is expected that the fair value currently represents the current realizable value on disposition of such securities, there is no guarantee that the Portfolio will be able to do so. In addition, the Portfolio may incur certain costs related to the disposition of such securities. Any securities that have been deemed to be illiquid are denoted as such in the Portfolio of Investments.

Futures Contracts — A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Generally, upon entering into such a contract, the Portfolio is required to pledge to the broker an amount of cash or securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin,” and are recorded by the Portfolio as unrealized appreciation or depreciation. When the contract is closed the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and value at the time it was closed. As part of its investment program, the Portfolio may enter into futures contracts (up to its prospectus defined limitations) to hedge against anticipated future price and interest rate changes.

Delayed Delivery Transactions — The Portfolio may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the subadviser or the Portfolio will set aside or earmark internally until the settlement date, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when issued securities before they are delivered, which may result in a capital gain or loss. Forward sales commitments are accounted for by the Portfolio in the same manner as forward currency exchange contracts discussed above.

Inflation Indexed Bonds — The Portfolio may purchase inflation-indexed bonds which are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. Over the life of the bond, interest will be paid based on a principal value adjusted for inflation. Any increase in the principal value is considered interest income, even though the Portfolio will not receive the principal until sold or maturity.

Security Transactions and Investment Income — Security transactions are accounted for on the trade date. Realized gains and losses from security transactions are determined on the basis of identified cost and realized gains and losses from currency transactions are determined on the basis of average cost. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis. Corporate actions, including dividends on foreign securities are recorded on the ex-dividend date. Premiums and discounts on securities are amortized daily for both financial and tax purposes, using the effective interest method.

ENTERPRISE Accumulation Trust

Notes to Financial Statements — (Continued)

December 31, 2003

Expenses — The Portfolio bears expenses incurred specifically on its behalf, such as advisory and custodian fees, as well as a portion of the common expenses of the Trust, which are generally allocated to each Portfolio based on average net assets. The Portfolio may direct certain security trades to brokers who may pay a portion of the commissions for those trades to offset certain expenses of the Portfolio. This amount is reported in the Statement of Operations.

Federal Income Taxes — No provision for Federal income or excise taxes is required because the Portfolio intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute substantially all of its taxable income to shareholders.

Dividends and Distributions — Dividends and distributions to shareholders from net investment income and net realized capital gains, if any, are declared and paid at least annually. Dividends and distributions are recorded on the ex-dividend date.

3. Transactions with Affiliates

An investment advisory fee is payable monthly to ECM, a wholly-owned subsidiary of MONY Life Insurance Company, and is computed as a percentage of the Portfolio’s average daily net assets as of the close of business each day at an annual rate of 0.80% for the first $400 million, 0.75% for the next $400 million, and 0.70% for average daily net assets over $800 million.

MONY Life Insurance Company also provides sub-transfer agency, printing and other services to the Portfolio. For the year ended December 31, 2003, the Portfolio paid MONY Life Insurance Company $1,349,915 for these services. ECM has voluntarily agreed to limit the Portfolio’s expense ratio to 1.05%.

The MONY Group Inc. and its subsidiaries and affiliates had an investment of $157,658 in the Portfolio at December 31, 2003.

4. Investment Transactions

For the year ended December 31, 2003, purchases and sales proceeds of investment securities, other than short-term securities, were as follows:

U.S. Government / Agency Obligations		Other Investment Securities
Purchases	Sales	Purchases	Sales
$130,670,104	$111,351,840	$324,343,639	$395,975,623

5. Securities Lending

The Portfolio may lend portfolio securities to qualified institutions. Loans are required to be secured at all times by collateral at least equal to 102% (105% for foreign securities) of the market value of securities loaned. The Portfolio receives a portion of the income earned on the collateral and also continues to earn income on the loaned securities. Any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. The lending agent provides the Portfolio with indemnification against losses due to borrower default. The Portfolio bears the risk of loss only with respect to the investment of any cash collateral. Any securities currently out on loan are denoted in the Portfolio of Investments.

The Portfolio generally receives cash as collateral for securities lending. The cash is invested in the Securities Lending Quality Trust (SLQT), a New Hampshire investment trust, organized and managed by State Street Bank & Trust, which is limited to investment activities incidental to or in support of the securities lending program organized and managed by State Street Bank & Trust.

ENTERPRISE Accumulation Trust

Notes to Financial Statements — (Continued)

December 31, 2003

In addition to the cash collateral received in connection with the lending of securities the Portfolio and other non-affiliated funds received a letter of credit from JP Morgan Chase Bank valued at $50,000,000. The Portfolio’s portion of this amount at December 31, 2003 was $2,368,400.

6. Borrowings

The Trust and another series of mutual funds advised by ECM are parties to a $40 million redemption line of credit with State Street Bank and Trust Co. whereby each portfolio may borrow up to its prospectus defined limitation. The Trust pays an allocated portion of an annual commitment fee equal to 0.10% of the committed amount. The Portfolio had no loans outstanding at any time during the year ended December 31, 2003.

7. Federal Income Tax Information

Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. At times, these differences are primarily due to differing treatments for futures and options transactions, paydowns, losses deferred due to wash sales and capital loss carryforwards utilized.

Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid in capital. These reclassifications have no effect on net assets or net asset value per share. Any taxable gain remaining at fiscal year end is distributed in the following year.

At December 31, 2003, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value were as follows:

Tax Cost	Tax Unrealized Gain	Tax Unrealized Loss	Net Unrealized Gain
$663,427,596	$60,665,338	$17,596,898	$43,068,440

The tax character of distributions paid was as follows:

	Ordinary Income	Long-Term Gain	Total Distributions
2003	$7,568,315	—	$7,568,315
2002	7,429,619	—	7,429,619

The tax character of distributable earnings/accumulated losses at December 31, 2003 was as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Capital Loss Carryforward	Expiration
$9,164,704	—	$155,233,155	2009-2011

Included in the capital loss carryforward is $1,026,362 acquired in connection with the merger that occurred in 2003 (Note 1). Utilization of these losses may be limited in accordance with Federal Tax regulations.

8. Subsequent Event

On January 13, 2004, the Board of Trustees approved a resolution to merge the Portfolio into the EQ Advisors Trust, a registered investment company managed by The Equitable Life Assurance Society of the United States, a subsidiary of AXA Financial, Inc. The merger must be approved by the shareholders of the Portfolio. The merger is conditioned upon the completion of the proposed acquisition of The MONY Group Inc. (the parent of Enterprise Capital Management, Inc.) by AXA Financial, Inc., which must be approved by a vote of The MONY Group Inc. shareholders.

ENTERPRISE Accumulation Trust

Report of Independent Auditors

To the Board of Trustees of

Enterprise Accumulation Trust and Shareholders of

Managed Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Managed Portfolio (one of the portfolios constituting Enterprise Accumulation Trust, hereafter referred to as the “Portfolio”) at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

February 12, 2004

ENTERPRISE Accumulation Trust

Shareholder Proxy Voting Information (Unaudited)

On February 28, 2003, shareholders of the Mid-Cap Growth Portfolio voted on and approved their agreement and Plan of Reorganization into the Managed Portfolio as follows:

No. of Shares
Affirmative	438,639.074
Against	17,886.310
Abstain	58,073.842

Total	514,599.226

Tax Reporting Information (Unaudited)

The portfolio had 77% of its 2003 ordinary income distributions qualify for the corporate dividends received deduction (“DRD”) but none qualify as qualifying dividend income (“QDI”).

ENTERPRISE Accumulation Trust

TRUSTEES AND OFFICERS

NAME, ADDRESS, AND ( YEAR OF BIRTH)	POSITIONS HELD	YEAR ELECTED	PRINCIPAL OCCUPATIONS PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN COMPLEX	OTHER DIRECTORSHIPS

NON-INTERESTED PARTIES:

Arthur T. Dietz Atlanta, GA (1923)	Trustee and Audit Committee Member	1994	President, ATD Advisory Corp.	16	EGF - 22 Funds

Arthur Howell, Esquire Atlanta, GA (1918)	Trustee and Audit Committee Chairman	1994	Of Counsel, Alston & Bird LLP (law firm)	16	EGF - 22 Funds

William A. Mitchell, Jr. Atlanta, GA (1940)	Trustee	1994	Chairman, Carter & Associates (real estate development)	16	EGF - 22 Funds

Lonnie H. Pope Macon, GA (1934)	Trustee and Audit Committee Member	1994	CEO, Longleaf Industries, Inc. (chemical manufacturing)	16	EGF - 22 Funds

INTERESTED PARTIES:

Victor Ugolyn Atlanta, GA (1947)	Chairman, President & Chief Executive Officer, Trustee	1994	Chairman, President & CEO, ECM, EAT, EGF, and EFD	16	EGF - 22 Funds, EGF plc - 7 Portfolios

Michael I. Roth New York, NY (1945)	Trustee	1994	Chairman and CEO, The MONY Group Inc.	16	EGF - 22 Funds, EGF plc - 7 Portfolios The MONY Group Inc., Pitney Bowes, Inc., Interpublic Group of Companies, Inc.

Samuel J. Foti New York, NY (1952)	Trustee	1994	President and COO, The MONY Group Inc.	16	The MONY Group Inc. EGF - 22 Funds, EGF plc - 7 Portfolios

Phillip G. Goff Atlanta, GA (1963)	Vice President and Chief Financial Officer	1995	Senior Vice President and CFO, EFD; Vice President and CFO, EGF, EAT and ECM; Controller, MSF	—	—

Herbert M. Williamson Atlanta, GA (1951)	Treasurer and Assistant Secretary	1994	Vice President, ECM; Assistant Secretary and Treasurer, EGF, EAT, ECM and EFD	—	—

Catherine R. McClellan Atlanta, GA (1955)	Secretary	1994	Secretary, EAT, EGF and MSF; Senior Vice President, Secretary and Chief Counsel, ECM and EFD	—	—

Footnotes:

EGF - The Enterprise Group of Funds, Inc.	EFD - Enterprise Fund Distributors, Inc.
EAT - Enterprise Accumulation Trust	EGF plc - Enterprise Global Funds plc
ECM - Enterprise Capital Management, Inc.	MSF - MONY Series Fund, Inc.

The Enterprise Accumulation Trust Statement of Additional Information (SAI) includes additional information about the Trustees and is available, without charge, upon request by calling 1-800-432-4320.

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust

MANAGED PORTFOLIO

Investment Adviser

Enterprise Capital Management, Inc.

Atlanta Financial Center

3343 Peachtree Road, Suite 450

Atlanta, Georgia 30326

Custodian and Transfer Agent

State Street Bank and Trust Company

P. O. Box 1713

Boston, Massachusetts 02105

Independent Auditors

PricewaterhouseCoopers LLP

250 West Pratt Street Suite 2100

Baltimore, Maryland 21201

This report is authorized for distribution only to contractholders and to others who have received a copy of this Trust’s prospectus.

ENTERPRISE Accumulation Trust

Enterprise High-Yield Bond Portfolio

SUBADVISER’S COMMENTS

Caywood-Scholl Capital Management

San Diego, California

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for Enterprise Accumulation Trust.

Caywood-Scholl Capital Management (“Caywood-Scholl”) is subadviser to the Enterprise High-Yield Bond Portfolio. Caywood-Scholl manages approximately $2 billion for institutional clients and its normal investment minimum is $3 million.

Investment Objective

The objective of the Enterprise High-Yield Bond Portfolio is maximum current income.

2003 Performance Review

How did the Portfolio perform for the year ended December 31, 2003?

For the period ended December 31, 2003, the Portfolio returned 22.64%. The Portfolio underperformed its benchmark, the Lehman Brothers High Yield Bond Index, which returned 28.96%. The Portfolio underperformed its peer group, the Lipper High Yield Bond Funds Index, which returned 26.36%.

Enterprise performance numbers do not include variable account or insurance contract expenses. Performance numbers are also not adjusted for any taxes paid by a shareholder. Remember that historic performance does not predict future performance. The investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

*The Lehman Brothers High Yield Bond Index covers the universe of fixed rate, non-investment grade debt. Pay-in-kind (PIK) bonds, Eurobonds, and debt issues from countries designated as emerging markets are excluded, but Canadian and global bonds (SEC registered) of issuers in non-EMG countries are included. Original issue zeros, step-up coupon structures, and 144As are also included. The index includes both corporate and non-corporate sectors. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. The Lehman Brothers High Yield Bond Index replaces the Lehman Brothers High Yield BA Bond Index (formerly known as The Lehman Brothers High Yield BB Bond Index) as the broad-based index as it more appropriately reflects the Portfolio’s broad-based market. During 2003, an investment in the above hypothetical account for the Portfolio increased by $3,853 or 22.64% compared to an increase of $3,707 or 19.95% in the Lehman Brothers High Yield BA Bond Index and an increase of $4,453 or 28.96% in the Lehman Brothers High Yield Bond Index. The Lipper High Yield Bond Funds Index is an unmanaged index of the 30 largest funds, based on year-end net asset value, in the Lipper High Yield Bond Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees and expenses. One cannot invest in an index.

ENTERPRISE Accumulation Trust

1

Enterprise High-Yield Bond Portfolio

SUBADVISER’S COMMENTS — (Continued)

How would you describe the investment environment during the period?

The U.S. economy’s strong second half expansion supports strengthening corporate credit conditions. Fueled by the stimulative fiscal and monetary policies embraced by both the administration and the Fed, corporate America finds itself with improving profitability, and more importantly for bondholders, increasing free cash flow. The income statement gains have been accomplished primarily through cost cutting, which is evident in the recent productivity statistics. In recognition of the probability of a prolonged recovery, there was a dramatic improvement in access to capital.

The improvement in access to capital allowed for attractively priced financing for many companies to overcome liquidity issues despite only modest operational gains. As a result, default rates have declined. In 2003, corporate credit rating cuts were at their lowest level since 1998. Conversely, upgrades were at their highest level since 1998. These credit rating actions reflected of the improving credit cycle, translating into a more normalized default expectation for the market. Demand for high-yield mutual funds was record-breaking in 2003. On the supply side of the equation, 2003 was a near record year for issuance.

What strategies affected Portfolio performance during the period?

Caywood-Scholl’s goal remained to stay fully invested, while monitoring both duration and credit issues, and investing in higher quality, high-yield names. Lower-rated high-yield names outperformed their higher quality counterparts throughout the year according to the Merrill Lynch High-Yield Master Index. Merrill Lynch’s weighting to the lower tiered bonds was significant with 16% versus approximately 2% for the Portfolio.

What changes were made to the Portfolio over the period?

Due to the improving economy, Caywood-Scholl increased the Portfolio’s exposure to the single B sector of the high-yield market in addition to adding more economically sensitive issues. Many of the best opportunities were from the new issue calendar, which helped further broaden diversification in sharp contrast with 2002 where most of the purchases came from the “fallen angels.”

There are specific risks associated with the types of bonds held in the Portfolio, which include defaults by the issuer, market valuation, and interest rate sensitivity.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

ENTERPRISE Accumulation Trust

2

Enterprise High-Yield Bond Portfolio

PORTFOLIO OF INVESTMENTS

 December 31, 2003

	Principal Amount	Value

Domestic Corporate Bonds — 89.79%

Advertising — 0.40%

RH Donnelley Finance Corporation 1 10.875%, due 12/15/12	$300,000	$355,875

Aerospace — 0.38%

DRS Technologies Inc. 6.875%, due 11/01/13 (144A)	100,000	102,750
Esterline Technologies Corporation 7.75%, due 06/15/13 (144A)	225,000	241,875

		344,625

Apparel & Textiles — 0.67%

Fruit of the Loom Inc. 8.875%, due 04/15/06 (b) (d) (m)	300,000	—
Perry Ellis International Inc. 8.875%, due 09/15/13 (144A)	450,000	473,625
Phillips Van-Heusen Corporation 8.125%, due 05/01/13	125,000	132,813

		606,438

Automotive — 3.17%

Autonation Inc. 9.00%, due 08/01/08	500,000	573,750
Avis Group Holdings Inc. 11.00%, due 05/01/09	400,000	433,000
Navistar International Corporation 9.375%, due 06/01/06 (o)	350,000	386,313
TRW Automotive Acquisition 9.375%, due 02/15/13	350,000	399,875
TRW Automotive Acquisition 11.00%, due 02/15/13	250,000	294,375
United Rentals North America Inc. 10.75%, due 04/15/08	500,000	562,500
United Rentals North America Inc. 7.75%, due 11/15/13 (144A)	200,000	204,250

		2,854,063

Banking — 1.26%

Western Financial Bank 8.875%, due 08/01/07 (o)	400,000	414,000
Western Financial Bank 9.625%, due 05/15/12	650,000	724,750

		1,138,750

Broadcasting — 1.19%

Echostar DBS Corporation 9.375%, due 02/01/09	550,000	578,188
Echostar DBS Corporation 6.375%, due 10/01/11 (144A)	100,000	102,500
Sinclair Broadcast Group Inc. 8.75%, due 12/15/11	350,000	388,500

		1,069,188

	Principal Amount	Value

Building & Construction — 2.66%

Building Materials Corporation America 7.75%, due 07/15/05	$300,000	$306,750
Integrated Electrical Services 9.375%, due 02/01/09	700,000	735,000
Nortek Inc. 8.875%, due 08/01/08	400,000	418,500
Nortek Inc. (Series B) 9.125%, due 09/01/07	300,000	310,125
Texas Industries Inc. 10.25%, due 06/15/11	550,000	621,500

		2,391,875

Business Services — 1.78%

Sensus Metering Systems Inc. 8.625%, due 12/15/13 (144A)	150,000	153,938
Xerox Corporation 7.125%, due 06/15/10 (o)	200,000	214,000
Xerox Corporation 7.625%, due 06/15/13	75,000	81,000
Xerox Corporation 7.20%, due 04/01/16	1,125,000	1,150,312

		1,599,250

Cable — 2.85%

Adelphia Communications Corporation 7.875%, due 05/01/09 (b)	50,000	45,750
Adelphia Communications Corporation 9.375%, due 11/15/09 (b)	400,000	378,000
Charter Communications Holdings 8.625%, due 04/01/09 (o)	300,000	261,750
Charter Communications Holdings 10.00%, due 04/01/09	375,000	333,750
CSC Holdings Inc. 8.125%, due 07/15/09	100,000	107,500
CSC Holdings Inc. 7.625%, due 04/01/11	900,000	947,250
DIRECTV Holdings 8.375%, due 03/15/13	150,000	174,000
Mediacom LLC/Mediacom Capital Company 9.50%, due 01/15/13	300,000	318,000

		2,566,000

Chemicals — 1.90%

Equistar Chemicals 10.625%, due 05/01/11 (144A)	250,000	276,250
FMC Corporation 10.25%, due 11/01/09	450,000	526,500
Huntsman International 9.875%, due 03/01/09 (144A)	100,000	109,500
Nalco Company 7.75%, due 11/15/11	100,000	107,000
Nalco Company 8.875%, due 11/15/13 (144A)	175,000	185,500

ENTERPRISE Accumulation Trust

3

Enterprise High-Yield Bond Portfolio

PORTFOLIO OF INVESTMENTS — (Continued)

 December 31, 2003

	Principal Amount	Value

PCI Chemicals Canada Company 10.00%, due 12/31/08 (o)	$198,502	$179,644
Pioneer Americas Inc. 4.64%, due 12/31/06 (o) (v)	62,908	56,932
Westlake Chemical Corporation 8.75%, due 07/15/11 (144A)	250,000	273,750

		1,715,076

Consumer Products — 3.42%

Central Garden & Pet Company 9.125%, due 02/01/13	500,000	555,000
Chattem Inc. (Series B) 8.875%, due 04/01/08 (o)	477,000	491,310
Elizabeth Arden Inc. 11.75%, due 02/01/11 (o)	455,000	541,450
French Fragrances Inc. (Series B) 10.375%, due 05/15/07	215,000	222,435
Moore North America Finance Inc. 7.875%, due 01/15/11 (144A)	275,000	311,437
Sealy Mattress Company 9.875%, due 12/15/07 (o)	75,000	77,625
Sealy Mattress Company (Series B) 10.875%, due 12/15/07 (c) (o)	850,000	881,875

		3,081,132

Consumer Services — 0.52%

Johnson Diversey Holdings Inc. 0%/10.67%, due 05/15/13 (c)	100,000	76,500
Johnson Diversey Inc. 9.625%, due 05/15/12 (144A)	350,000	390,250

		466,750

Containers/Packaging — 1.66%

Owens Illinois Inc. 8.10%, due 05/15/07 (o)	550,000	579,562
Owens Illinois Inc. 7.35%, due 05/15/08 (o)	475,000	487,469
Owens-Brockway Glass Container 8.75%, due 11/15/12	150,000	167,063
Tekni-Plex Inc. 8.75%, due 11/15/13 (144A)	250,000	260,625

		1,494,719

Electrical Equipment — 0.54%

BRL Universal Equipment 8.875%, due 02/15/08	450,000	482,625

Electronics — 0.46%

Flextronics International Ltd. 6.50%, due 05/15/13 (o)	50,000	51,750
Thomas & Betts Corporation 7.25%, due 06/01/13 (o)	350,000	360,500

		412,250

Energy — 4.29%

CMS Energy Corporation 8.90%, due 07/15/08 (o)	150,000	162,750
CMS Energy Corporation 7.50%, due 01/15/09 (o)	550,000	566,500

	Principal Amount	Value

Cogentrix Energy Inc. 8.75%, due 10/15/08	$200,000	$201,500
El Paso Corporation 7.00%, due 05/15/11 (o)	350,000	322,875
Massey Energy Company 6.625%, due 11/15/10 (144A)	200,000	205,000
MSW Energy Holdings 8.50%, due 09/01/10 (144A)	450,000	490,500
NRG Energy Inc. 8.00%, due 12/15/13 (144A)	500,000	525,625
PG&E Corporation 6.875%, due 07/15/08 (144A)	250,000	270,625
Reliant Resources Inc. 9.25%, due 07/15/10 (144A)	450,000	477,000
Reliant Resources Inc. 9.50%, due 07/15/13 (144A)	300,000	321,000
Teco Energy Inc. 7.50%, due 06/15/10	300,000	321,000

		3,864,375

Entertainment & Leisure — 0.23%

Mohegan Tribal Gaming Authority 6.375%, due 07/15/09	200,000	206,500

Finance — 1.33%

Dollar Financial Group Inc. 9.75%, due 11/15/11 (144A)	450,000	465,750
Thornburg Mortgage Inc. 8.00%, due 05/15/13	700,000	735,000

		1,200,750

Food, Beverages & Tobacco — 3.87%

Canandaigua Brands Inc. 8.50%, due 03/01/09 (o)	100,000	104,750
Delhaize America Inc. 7.375%, due 04/15/06	75,000	80,625
Delhaize America Inc. 8.125%, due 04/15/11	100,000	115,000
Dole Food Inc. 8.625%, due 05/01/09	400,000	439,000
Ingles Markets Inc. 8.875%, due 12/01/11	625,000	628,125
NBTY Inc. (Series B) 8.625%, due 09/15/07	550,000	563,750
PPC Escrow Corporation 9.25%, due 11/15/13 (144A)	75,000	77,625
Smithfield Foods Inc. 7.625%, due 02/15/08 (o)	450,000	454,500
Stater Brothers Holdings Inc. 10.75%, due 08/15/06	650,000	684,937
United Agriculture Products Inc. 8.25%, due 12/15/11 (144A)	100,000	102,750
Winn-Dixie Stores Inc. 8.875%, due 04/01/08 (o)	225,000	228,375

		3,479,437

Health Care — 2.68%

Advanced Medical Optics Inc. 9.25%, due 07/15/10	711,000	778,545

ENTERPRISE Accumulation Trust

4

Enterprise High-Yield Bond Portfolio

PORTFOLIO OF INVESTMENTS — (Continued)

December 31, 2003

	Principal Amount	Value

Beverly Enterprises Inc. 9.625%, due 04/15/09 (o)	$575,000	$633,938
HCA Inc. 6.95%, due 05/01/12 (o)	200,000	214,442
Healthsouth Corporation 8.50%, due 02/01/08	650,000	624,000
Healthsouth Corporation 7.625%, due 06/01/12	50,000	46,750
Vicar Operating Inc. 9.875%, due 12/01/09	100,000	111,000

		2,408,675

Hotels & Restaurants — 9.87%

Boyd Gaming Corporation 7.75%, due 12/15/12	425,000	454,750
Felcor Lodging 10.00%, due 09/15/08	275,000	297,000
Felcor Lodging 9.00%, due 06/01/11 (o)	475,000	515,375
Foodmaker Inc. 8.375%, due 04/15/08	520,000	543,504
Hilton Hotels Corporation 7.625%, due 05/15/08	975,000	1,084,687
HMH Properties Inc. 7.875%, due 08/01/08	150,000	156,000
Host Marriott 9.50%, due 01/15/07	800,000	890,000
John Q. Hammons Hotels 8.875%, due 05/15/12 (Series B) (o)	250,000	275,625
Mandalay Resort Group 10.25%, due 08/01/07	125,000	144,375
Mandalay Resort Group 6.50%, due 07/31/09 (o)	250,000	259,375
Meristar Hospitality Operating 9.125%, due 01/15/11 (o)	250,000	265,000
MGM Mirage Inc. 8.50%, due 09/15/10	600,000	688,500
Mirage Resorts Inc. 6.75%, due 08/01/07	200,000	213,000
Park Place Entertainment Corporation 7.875%, due 03/15/10 (o)	850,000	941,375
Park Place Entertainment Corporation 8.125%, due 05/15/11	475,000	532,594
Starwood Hotels Resorts 7.875%, due 05/01/12	850,000	956,250
Station Casinos Inc. 8.875%, due 12/01/08 (o)	100,000	103,500
Station Casinos Inc. 9.875%, due 07/01/10 (o)	250,000	275,000
Yum Brands Inc. 7.70%, due 07/01/12	250,000	287,813

		8,883,723

Machinery — 3.45%

Briggs & Stratton Corporation 8.875%, due 03/15/11 (o)	500,000	587,500
Case New Holland Inc. 9.25%, due 08/01/11 (144A)	450,000	504,000

	Principal Amount	Value

Flowserve Corporation 12.25%, due 08/15/10	$625,000	$725,000
Navistar International Corporation (Series B) 8.00%, due 02/01/08 (o)	150,000	154,125
Teekay Shipping Corporation 8.875%, due 07/15/11	1,000,000	1,135,000

		3,105,625

Manufacturing — 0.71%

Rayovac Corporation 8.50%, due 10/01/13	450,000	477,000
Transdigm Inc. 8.375%, due 07/15/11	100,000	106,375
United States Steel Corporation 10.75%, due 08/01/08	50,000	58,500

		641,875

Media — 1.47%

Corus Entertainment Inc. 8.75%, due 03/01/12	800,000	880,000
Imax Corporation 9.625%, due 12/01/10 (144A)	425,000	446,781

		1,326,781

Medical Instruments — 0.92%

Fisher Scientific International Inc. 8.125%, due 05/01/12 (o)	350,000	375,375
Medex Inc. 8.875%, due 05/15/13 (144A)	425,000	456,875

		832,250

Medical Services — 1.90%

AmerisourceBergen Corporation 8.125%, due 09/01/08	150,000	169,125
NDCHealth Corp 10.50%, due 12/01/12	375,000	421,875
Quintiles Transnational Corporation 10.00%, due 10/01/13 (144A)	300,000	324,000
Warner Chilcott Inc. 12.625%, due 02/15/08	750,000	798,750

		1,713,750

Metals & Mining — 3.64%

Alaska Steel Corporation 7.875%, due 02/15/09 (o)	100,000	87,750
Alaska Steel Corporation 7.75%, due 06/15/12 (o)	200,000	171,000
ANR Pipeline Company 8.875%, due 03/15/10	100,000	112,500
Dresser Inc. 9.375%, due 04/15/11	650,000	706,875
Dynegy Holdings Inc. 9.875%, due 07/15/10 (144A)	100,000	112,500
Dynegy Holdings Inc. 10.125%, due 07/15/13 (144A)	100,000	115,000
Southern Natural Gas Company 8.875%, due 03/15/10	375,000	421,875
Steel Dynamics Inc. 9.50%, due 03/15/09 (o)	450,000	499,500

ENTERPRISE Accumulation Trust

5

Enterprise High-Yield Bond Portfolio

PORTFOLIO OF INVESTMENTS — (Continued)

 December 31, 2003

	Principal Amount	Value

Williams Companies Inc. 8.625%, due 06/01/10	$225,000	$252,563
Williams Companies Inc. 7.125%, due 09/01/11	750,000	793,125

		3,272,688

Misc. Financial Services — 0.38%

Ucar Finance Inc. 10.25%, due 02/15/12	300,000	345,000

Oil Services — 5.01%

Chesapeake Energy Corporation 8.375%, due 11/01/08	700,000	770,000
Ferrellgas Partner 8.75%, due 06/15/12	200,000	220,000
Grant Prideco Inc. 9.625%, due 12/01/07	450,000	504,000
Hanover Compressor Company 0%/11.00%, due 03/31/07 (c)	100,000	73,500
Hanover Equipment Test 8.75%, due 09/01/11	650,000	689,000
Key Energy Services Inc. 8.375%, due 03/01/08	250,000	267,500
Nuevo Energy Company 9.50%, due 06/01/08	320,000	335,200
Paramount Resources Ltd. 7.875%, due 11/01/10	200,000	199,000
Pioneer Natural Resources Company 9.625%, due 04/01/10	1,075,000	1,337,751
Westport Resources Corporation 8.25%, due 11/01/11	100,000	110,000

		4,505,951

Paper & Forest Products — 1.12%

Georgia Pacific Corporation 8.125%, due 05/15/11 (o)	550,000	605,000
Georgia Pacific Corporation 9.50%, due 12/01/11 (o)	350,000	406,000

		1,011,000

Paper Products — 0.57%

Bowater Inc. 6.50%, due 06/15/13	200,000	194,101
Buckeye Technologies Inc. 8.50%, due 10/01/13	300,000	321,000

		515,101

Pharmaceuticals — 1.11%

AdvancePCS 8.50%, due 04/01/08	500,000	542,500
Biovail Corporation 7.875%, due 04/01/10	450,000	459,000

		1,001,500

Printing & Publishing — 3.66%

CBD Media/CBD Finance Inc. 8.625%, due 06/01/11 (144A)	175,000	192,500
Dex Media East 9.875%, due 11/15/09	200,000	229,000

	Principal Amount	Value

Dex Media East 12.125%, due 11/15/12	$500,000	$615,000
Dex Media Inc. 8.00%, due 11/15/13 (144A)	350,000	367,500
Dex Media West 9.875%, due 08/15/13 (144A)	450,000	523,125
Houghton Mifflin Company 8.25%, due 02/01/11	450,000	481,500
Nebraska Book Company Inc. 8.75%, due 02/15/08	450,000	465,750
Primedia Inc. 8.875%, due 05/15/11	400,000	422,000

		3,296,375

Retail — 8.22%

Amerigas Partners/Amerigas Eagle Finance Corporation 8.875%, due 05/20/11	425,000	467,500
Asbury Automotive Group Inc. 8.00%, due 03/15/14 (144A)	200,000	201,000
Buhrmann U.S. Inc. 12.25%, due 11/01/09 (o)	325,000	364,000
Cole National Group Inc. 8.625%, due 08/15/07	900,000	918,000
Gap Inc. 10.55%, due 12/15/08	550,000	677,875
Hines Nurseries Inc. 10.25%, due 10/01/11 (144A)	75,000	81,750
Michaels Stores Inc. 9.25%, due 07/01/09	1,175,000	1,296,906
Payless Shoesource Inc. 8.25%, due 08/01/13	150,000	144,375
Penney (JC) Company Inc. 7.65%, due 08/15/16	700,000	767,375
Penney (JC) Company Inc. 8.25%, due 08/15/22	512,000	529,280
Penney (JC) Corporation Inc. 8.00%, due 03/01/10	500,000	573,125
Petco Animal Supplies Inc. 10.75%, due 11/01/11	550,000	643,500
Saks Inc. 8.25%, due 11/15/08 (o)	350,000	388,500
Sonic Automotive Inc. 8.625%, due 08/15/13	325,000	342,875

		7,396,061

Security & Investigation Services — 0.38%

Corrections Corporation of America 7.50%, due 05/01/11 (144A)	325,000	341,250

Semiconductors — 0.77%

Amkor Technology Inc. 7.75%, due 05/15/13 (o)	650,000	697,125

Telecommunications — 5.54%

Accident Escrow Corporation 10.00%, due 08/01/11 (144A)	550,000	613,250
Block Communications Inc. 9.25%, due 04/15/09	250,000	268,750

ENTERPRISE Accumulation Trust

6

Enterprise High-Yield Bond Portfolio

PORTFOLIO OF INVESTMENTS — (Continued)

 December 31, 2003

	Principal Amount	Value

Crown Castle International Corporation 9.375%, due 08/01/11 (o)	$100,000	$111,000
Crown Castle International Corporation 7.50%, due 12/01/13 (144A)	100,000	100,500
Dobson Communications Corporation 8.875%, due 10/01/13 (144A)	375,000	379,688
Intermedia Communications Inc. 11.25%, due 07/15/07 (Series B) (b)	100,000	85,500
Intermedia Communications Inc. 8.50%, due 01/15/08 (Series B) (b)	150,000	133,500
Panamsat Corporation 8.50%, due 02/01/12	650,000	721,500
Pathnet Inc. 12.25%, due 04/15/08 (b) (m)	250,000	125
QWest Capital Funding Inc. 7.25%, due 02/15/11	150,000	147,750
QWest Corporation 8.875%, due 03/15/12 (144A)	100,000	114,750
QWest Services Corporation 13.50%, due 12/15/10 (144A)	1,382,000	1,679,130
Telecorp PCS Inc. 10.625%, due 07/15/10	422,000	493,288
Worldcom Inc. 7.50%, due 05/15/11 (b)	400,000	134,000

		4,982,731

Textiles — 1.34%

Interface Inc. 10.375%, due 02/01/10 (o)	350,000	370,125
Phillips Van-Heusen Corporation 9.50%, due 05/01/08	800,000	832,000

		1,202,125

Travel/Entertainment/Leisure — 0.06%

Bombardier Recreational Products 8.375%, due 12/15/13 (144A)	50,000	52,250

Utilities — 3.01%

AES Corporation 9.50%, due 06/01/09	425,000	471,219
AES Corporation 8.875%, due 02/15/11 (o)	200,000	218,000
AES Corporation 8.75%, due 05/15/13 (144A)	200,000	223,500
Calpine Corporation 8.50%, due 07/15/10 (o) (144A)	100,000	97,500
Calpine Corporation 8.75%, due 07/15/13 (144A)	300,000	292,500
CMS Energy Corporation 7.75%, due 08/01/10 (144A)	250,000	262,812
Illinois Power Company 11.50%, due 12/15/10	950,000	1,140,000

		2,705,531

	Number of Shares or Principal Amount	Value

Waste Management — 1.28%

Allied Waste North America Inc. 7.625%, due 01/01/06	$450,000	$473,625
Allied Waste North America Inc. 10.00%, due 08/01/09 (o)	625,000	675,000

		1,148,625

Wireless Communications — 0.12%

Nextel Communications 9.375%, due 11/15/09	100,000	109,000
Voicestream Wireless Corporation 10.375%, due 11/15/09	918	1,022

		110,022

Total Domestic Corporate Bonds
(Identified cost $75,264,918)		80,825,692

Convertible Corporate Bonds — 0.68%

Wireless Communications — 0.68%

Nextel Communications 5.25%, due 01/15/10	600,000	609,000

Total Convertible Corporate Bonds
(Identified cost $420,156)		609,000

Domestic Stocks, Rights and Warrants — 1.42%

Chemicals — 0.12%

Pioneer Companies Inc. (a)	12,835	104,605

Communications — 0.00%

Globalstar Telecommunications (Wts) (a) (d) (m) (144A)	450	—
Loral Space & Communication Ltd. (Wts) (a) (m)	600	5
Loral Space & Communications (Wts) (a) (m)	5,235	—

		5

Computer Software — 0.00%

Verado Holdings Inc. (Wts) (a)	300	119

Electronics — 0.00%

Axiohm Transaction Solutions Private Placement (a) (d) (m)	4,056	—

Health Care — 0.93%

Dade Behring Holdings Inc. (a)	23,333	833,921

Medical Instruments — 0.06%

Charles River Labs Inc. (Wts) (a)	250	55,442

Misc. Financial Services — 0.13%

Leucadia National Corporation (a)	2,606	120,140

Telecommunications — 0.18%

E. Spire Communications Inc. (Wts) (a) (d) (m) (144A)	300	—
Flag Telecom Group (a)	1,606	151,976
Nextlink Communications Inc. Escrow Shares (a) (d) (m)	1,050,000	—

ENTERPRISE Accumulation Trust

7

Enterprise High-Yield Bond Portfolio

PORTFOLIO OF INVESTMENTS — (Continued)

 December 31, 2003

	Number of Shares or Principal Amount	Value

Nextlink Communications Inc. Escrow Shares (a) (d) (m)	50,000	$—
Pathnet Inc. (Wts) (a) (d) (144A)	250	—
Williams Communications Group Escrow Shares (a) (d) (m)	575,000	—
Wiltel Communications (Rights) (a) (d) (m) (o)	6,144	—
XO Communications Inc. (Series A) (Wts) (a)	1,872	3,651
XO Communications Inc. (Series B) (Wts) (a)	1,403	2,385
XO Communications Inc. (Series C) (Wts) (a)	1,403	1,543
XO Communications Inc. (a) (o)	935	5,376

		164,931

Wireless Communications — 0.00%

Leap Wireless International Inc. (Wts) (a) (d) (m) (144A)	4,500	—

Total Domestic Stocks, Rights and Warrants
(Identified cost $3,296,758)		1,279,163

Yankee Bonds — 0.53%

Manufacturing — 0.53%

Tyco International Group 6.375%, due 10/15/11	$450,000	480,937

Total Yankee Bonds
(Identified cost $426,982)		480,937

Foreign Bonds — 4.71%

Broadcasting — 0.75%

Grupo Televisa 8.00%, due 09/13/11	600,000	671,250

Energy — 0.61%

YPF Sociedad Anonima 9.125%, due 02/24/09	500,000	548,750

Finance — 0.46%

PDVSA Finance Ltd. 9.375%, due 11/15/07	400,000	417,000

Oil Services — 0.40%

Petroleos Mexicano 9.375%, due 12/02/08	300,000	357,000

Telecommunications — 1.91%

Rogers Cantel Inc. 8.80%, due 10/01/07 (o)	900,000	924,750
Telewest 11.00%, due 10/01/07 (b)	250,000	162,500
Telewest Communications 0%/9.25%, due 04/15/09 (c) (o)	1,100,000	572,000
Telewest Communications 9.875%, due 02/01/10 (b) (o)	100,000	62,000

		1,721,250

	Number of Shares, Units or Principal Amount	Value

Transportation — 0.07%

TBS Shipping International Ltd. (d) (m) 10.00%, due 02/08/08	$211,375	$61,299

Travel/Entertainment/Leisure — 0.51%

Royal Caribbean Cruises Ltd. 8.00%, due 05/15/10	425,000	463,250

Total Foreign Bonds
(Identified cost $4,882,734)		4,239,799

Foreign Stocks and Warrants — 0.00%

Transportation — 0.00%

TBS Shipping International Ltd. (Wts) (a) (d) (m)	2,059	—
TBS Shipping International Ltd. (Wts) (a) (d) (m)	2,428	—
TBS Shipping International Ltd. (Common Stock) (Class C) (a) (d) (m)	5,000	—
TBS Shipping International Ltd. (Preferred Stock) (a) (d) (m)	5,940	—
TBS Shipping International Ltd. (Wts) (a) (d) (m)	8,846	—

		—

Total Foreign Stocks and Warrants
(Identified cost $0)		—

Other Investments — 14.68%

Securities Lending Quality Trust (s)	13,209,605	13,209,605

Total Other Investments
(Identified cost $13,209,605)		13,209,605

Repurchase Agreement — 0.94%

State Street Bank & Trust Repurchase Agreement 0.70%, due 01/02/04 Proceeds $849,033 Collateral: U.S. Treasury Bond $605,000, 8.75% due 05/15/20, Value $876,668	$849,000	849,000

Total Repurchase Agreement
(Identified cost $849,000)		849,000

Total Investments
(Identified cost $98,350,153)		$101,493,196

Other Assets Less Liabilities — (12.75)%		(11,479,182)

Net Assets — 100%		$90,014,014

ENTERPRISE Accumulation Trust

8

Enterprise High-Yield Bond Portfolio

PORTFOLIO OF INVESTMENTS — (Continued)

 December 31, 2003

(a)	Non-income producing security.
(b)	Security is in bankruptcy and/or is in default of interest payment. Portfolio has ceased accrual of interest.
(c)	Zero Coupon or Step Bond — The interest rate on a step bond represents the rate of interest that will commence its accrual on a predetermined date. The rate shown for zero coupon bonds is the current effective yield.
(d)	Security is fair valued at December 31, 2003.
(m)	Illiquid security.
(o)	Security, or portion thereof, out on loan at December 31, 2003.
(s)	Represents investment of cash collateral received from securities on loan (see note 5).
(v)	Variable interest rate security; Interest rate is as of December 31, 2003.
(Wts)	Warrants — Warrants entitle the Portfolio to purchase a predetermined number of shares of stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(144A)	The security may only be offered and sold to “qualified institutional buyers” under Rule 144A of the Securities Act of 1933.

See notes to financial statements.

ENTERPRISE Accumulation Trust

9

Enterprise High-Yield Bond Portfolio

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

Assets:

Investments at value, including securities loaned valued at $12,949,537 (Note 5)	$101,493,196
Cash	10,820
Investment income receivable	1,772,698
Receivable for fund shares sold	52,843
Other assets	4,062

Total assets	103,333,619

Liabilities:

Payable for fund shares redeemed	76,155
Payable upon return of securities loaned (Note 5)	13,209,605
Shareholder servicing fees payable	11,411
Accrued expenses and other liabilities	22,434

Total liabilities	13,319,605

Net assets	$90,014,014

Analysis of net assets:

Paid-in capital	$109,710,284
Undistributed (accumulated) net investment income (loss)	4,113,290
Undistributed (accumulated) net realized gain (loss)	(26,952,603)
Unrealized appreciation (depreciation)	3,143,043

Net assets	$90,014,014

Shares outstanding	18,684,617

Net asset value per share	$4.82

Investments at cost	$98,350,153

See notes to financial statements.

ENTERPRISE Accumulation Trust

10

Enterprise High-Yield Bond Portfolio

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2003

Investment income:

Interest	$6,994,698
Dividends	652
Securities lending income	44,792

Total investment income	7,040,142

Expenses:

Investment advisory fees	507,818
Shareholder servicing fees	87,835
Custodian and fund accounting fees	46,141
Audit and legal fees	20,463
Other expenses	2,532

Total expenses	664,789

Net investment income (loss)	6,375,353

Realized and unrealized gain (loss)—net:

Net realized gain (loss) on investments	(2,011,195)
Net change in unrealized gain (loss) on investments	12,723,046

Net realized and unrealized gain (loss)	10,711,851

Net increase (decrease) in net assets resulting from operations	$17,087,204

See notes to financial statements.

ENTERPRISE Accumulation Trust

11

Enterprise High-Yield Bond Portfolio

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2003	2002
From operations:

Net investment income (loss)	$6,375,353	$8,359,552
Net realized gain (loss)	(2,011,195)	(11,078,830)
Net change in unrealized gain (loss)	12,723,046	1,510,531

Increase (decrease) in net assets resulting from operations	17,087,204	(1,208,747)

Distributions to shareholders from:

Net investment income	(2,207,538)	(8,359,552)
Net realized gains	—	—

Total distributions to shareholders	(2,207,538)	(8,359,552)

From capital share transactions:

Shares sold	11,976,394	17,051,159
Reinvestment of distributions	2,207,538	8,359,552
Shares redeemed	(16,179,218)	(46,398,634)

Total increase (decrease) in net assets resulting from capital share transactions	(1,995,286)	(20,987,923)

Total increase (decrease) in net assets	12,884,380	(30,556,222)

Net assets:

Beginning of period	77,129,634	107,685,856

End of period	$90,014,014	$77,129,634

Capital share activity:

Shares issued	2,753,455	4,037,282
Shares issued in reinvestment of distributions	529,961	2,031,996
Shares redeemed	(3,687,004)	(11,766,449)

Net increase (decrease)	(403,588)	(5,697,171)

Undistributed (accumulated) net investment income (loss)	$4,113,290	$(73,481)

See notes to financial statements.

ENTERPRISE Accumulation Trust

12

Enterprise High-Yield Bond Portfolio

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

	For the years ended December 31,
	2003	2002	2001	2000	1999

Net asset value, beginning of period	$4.04	$4.34	$4.48	$5.06	$5.37

Income from investment operations:
Net investment income (loss)C	0.33	0.36	0.40	0.46	0.46
Net realized and unrealized gain (loss) on investments	0.54	(0.30)	(0.14)	(0.58)	(0.26)

Total from investment operations	0.87	0.06	0.26	(0.12)	0.20

Less dividends and distributions:
Dividends from net investment income	(0.09)	(0.36)	(0.40)	(0.46)	(0.46)
Distributions from capital gains	—	—	—	—	(0.05)

Total distributions	(0.09)	(0.36)	(0.40)	(0.46)	(0.51)

Net asset value, end of period	$4.82	$4.04	$4.34	$4.48	$5.06

Total return	22.64%	1.51%	5.90%	(2.52)%	3.86%
Net assets end of period (in thousands)	$90,014	$77,130	$107,686	$88,336	$109,816
Ratio of expenses to average net assets	0.79%	0.79%	0.77%	0.75%	0.69%
Ratio of net investment income (loss) to average net assets	7.53%	8.61%	8.92%	9.57%	8.76%
Portfolio turnover	60%	81%	73%	54%	97%

C	Based on average shares outstanding.

See notes to financial statements.

ENTERPRISE Accumulation Trust

13

Notes to Financial Statements

December 31, 2003

1. Organization

Enterprise Accumulation Trust (the “Trust”) was organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust is authorized to issue an unlimited number of shares of beneficial interest for the portfolios contained therein. The Trust is currently offered only to separate accounts of certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies. The financial statements herein are those of the High-Yield Bond Portfolio (the “Portfolio”). The financial statements of the other portfolios are reported separately. The assets of each portfolio are segregated, and a shareholder’s interest is limited to the portfolio in which shares are held. The prospectus provides a detailed description of the portfolios’ investment objectives and strategies.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the High-Yield Bond Portfolio in the preparation of its financial statements:

Use of Estimates in Preparation of Financial Statements — Preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decreases of net assets from operations during the reporting period. Actual results could differ from those estimates. In the normal course of business, the Portfolio may enter into contracts that provide general indemnifications. The maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated; however, based on experience, the risk of any loss from such claims is considered remote.

Valuation of Investments — Debt securities (other than certain short-term obligations) are valued each business day by an independent pricing service approved by the Board of Trustees. Short-term debt securities with 61 days or more to maturity at time of purchase are valued at market value through the 61st day prior to maturity, based on quotations received from market makers or other appropriate sources; thereafter, any unrealized appreciation or depreciation existing on the 61st day is amortized to par on a straight-line basis over the remaining number of days to maturity. Short-term securities with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market value. Investment securities other than debt securities, listed on either a national or foreign securities exchange or traded in the over-the-counter National Market System are valued each business day at the official closing price (typically the last reported sale price) on the exchange on which the security is primarily traded. In certain instances a fair value will be assigned when Enterprise Capital Management, Inc. (“ECM”) believes that a significant event has occurred after the close of an exchange or market, but before the net asset value calculation. If there are no current day sales, the securities are valued at their last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at their last quoted bid price. Portfolio investments in any investment companies, unit investment trusts or similar investment funds are valued daily at their closing net asset values (or unit value) per share on each valuation day. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Trustees.

Special Valuation Risks — The high-yield securities in which the Portfolio may invest may be considered speculative in regard to the issuer’s continuing ability to meet principal and interest payments. The value of the lower rated securities in which the Portfolio may invest will be affected by the credit worthiness of individual issuers, general economic and specific industry conditions, and will fluctuate inversely with changes in interest rates. In addition, the secondary trading market for lower quality bonds may be less active and less liquid than the trading market for higher quality bonds. Any foreign denominated assets held by the Portfolio may involve risks not typically associated with domestic transactions including but not limited to, unanticipated movements in exchange rates, the degree of government supervision and regulation of security markets and the possibility of political or economic instability.

ENTERPRISE Accumulation Trust

14

Notes to Financial Statements — (Continued)

December 31, 2003

Repurchase Agreements — The Portfolio may acquire securities subject to repurchase agreements. Under a typical repurchase agreement, the Portfolio would acquire a debt security for a relatively short period (usually for one day and not for more than one week) subject to an obligation of the seller to repurchase and of the Portfolio to resell the debt security at an agreed-upon higher price, thereby establishing a fixed investment return during the Portfolio’s holding period. Under each repurchase agreement, it is the Portfolio’s policy to receive, as collateral, U.S. Government or Agency securities whose market value (including interest) is at least equal to the repurchase price. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Illiquid Securities — At times, the Portfolio may hold, up to its SEC or prospectus defined limitations, illiquid securities that it may not be able to sell at the price used by the Portfolio. Although it is expected that the fair value currently represents the current realizable value on disposition of such securities, there is no guarantee that the Portfolio will be able to do so. In addition, the Portfolio may incur certain costs related to the disposition of such securities. Any securities that have been deemed to be illiquid are denoted as such in the Portfolio of Investments.

Security Transactions and Investment Income — Security transactions are accounted for on the trade date. Realized gains and losses from security transactions are determined on the basis of identified cost and realized gains and losses from currency transactions are determined on the basis of average cost. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis. Corporate actions, including dividends on foreign securities are recorded on the ex-dividend date. Premiums and discounts on securities are amortized daily for both financial and tax purposes, using the effective interest method.

Expenses — The Portfolio bears expenses incurred specifically on its behalf, such as advisory and custodian fees, as well as a portion of the common expenses of the Trust, which are generally allocated to each Portfolio based on average net assets.

Federal Income Taxes — No provision for Federal income or excise taxes is required because the Portfolio intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute substantially all of its taxable income to shareholders.

Dividends and Distributions — Dividends and distributions to shareholders from net investment income and net realized capital gains, if any, are declared and paid at least annually. Dividends and distributions are recorded on the ex-dividend date.

3. Transactions with Affiliates

An investment advisory fee is payable monthly to ECM, a wholly-owned subsidiary of MONY Life Insurance Company, and is computed as a percentage of the Portfolio’s average daily net assets as of the close of business each day at an annual rate of 0.60%. MONY Life Insurance Company also provides sub-transfer agency, printing and other services to the Portfolio. For the year ended December 31, 2003, the Portfolio paid MONY Life Insurance Company $87,835 for these services. ECM has contractually agreed to limit the Portfolio’s expense ratio to 0.85% through April 30, 2004.

4. Investment Transactions

For the year ended December 31, 2003, purchases and sales proceeds of investment securities, other than short-term securities, were as follows:

U.S. Government / Agency Obligations		Other Investment Securities
Purchases	Sales	Purchases	Sales
—	—	$51,600,459	$48,458,392

5. Securities Lending

The Portfolio may lend portfolio securities to qualified institutions. Loans are required to be secured at all times by collateral at least equal to 102% (105% for foreign securities) of the market value of securities loaned. The Portfolio

ENTERPRISE Accumulation Trust

15

Notes to Financial Statements — (Continued)

December 31, 2003

receives a portion of the income earned on the collateral and also continues to earn income on the loaned securities. Any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. The lending agent provides the Portfolio with indemnification against losses due to borrower default. The Portfolio bears the risk of loss only with respect to the investment of any cash collateral. Any securities currently out on loan are denoted in the Portfolio of Investments.

The Portfolio generally receives cash as collateral for securities lending. The cash is invested in the Securities Lending Quality Trust (SLQT), a New Hampshire investment trust, organized and managed by State Street Bank & Trust, which is limited to investment activities incidental to or in support of the securities lending program organized and managed by State Street Bank & Trust.

6. Borrowings

The Trust and another series of mutual funds advised by ECM are parties to a $40 million redemption line of credit with State Street Bank and Trust Co. whereby each portfolio may borrow up to its prospectus defined limitation. The Trust pays an allocated portion of an annual commitment fee equal to 0.10% of the committed amount. There were no loans outstanding at any time during the year ended December 31, 2003.

7. Federal Income Tax Information

Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. At times, these differences are primarily due to differing treatments for capital loss carryforwards utilized, defaulted bond interest and losses deferred due to wash sales.

Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid in capital. These reclassifications have no effect on net assets or net asset value per share. Any taxable gain remaining at fiscal year end is distributed in the following year.

At December 31, 2003, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value were as follows:

Tax Cost	Tax Unrealized Gain	Tax Unrealized Loss	Net Unrealized Gain
$98,519,134	$7,441,692	$4,467,630	$2,974,062

The tax character of distributions paid was as follows:

	Ordinary Income	Long-Term Gain	Total Distributions
2003	$2,207,538	—	$2,207,538
2002	8,359,552	—	8,359,552

The tax character of distributable earnings/accumulated losses at December 31, 2003 was as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Capital Loss Carryforward	Expiration
$4,180,130	—	$26,783,622	2007-2011

8. Subsequent Events

On January 13, 2004, the Board of Trustees approved a resolution to merge the Portfolio into the EQ Advisors Trust, a registered investment company managed by The Equitable Life Assurance Society of the United States, a subsidiary of AXA Financial, Inc. The merger must be approved by the shareholders of the Portfolio. The merger is conditioned upon the completion of the proposed acquisition of The MONY Group Inc. (the parent of Enterprise Capital Management, Inc.) by AXA Financial, Inc., which must be approved by a vote of The MONY Group Inc. shareholders.

ENTERPRISE Accumulation Trust

16

Report of Independent Auditors

To the Board of Trustees of

Enterprise Accumulation Trust and Shareholders of

High-Yield Bond Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of High-Yield Bond Portfolio (one of the portfolios constituting Enterprise Accumulation Trust, hereafter referred to as the “Portfolio”) at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

February 12, 2004

ENTERPRISE Accumulation Trust

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TRUSTEES AND OFFICERS

NAME, ADDRESS, AND (YEAR OF BIRTH)	POSITIONS HELD	YEAR ELECTED	PRINCIPAL OCCUPATIONS PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN COMPLEX	OTHER DIRECTORSHIPS

NON-INTERESTED PARTIES:

Arthur T. Dietz Atlanta, GA (1923)	Trustee and Audit Committee Member	1994	President, ATD Advisory Corp.	16	EGF - 22 Funds

Arthur Howell, Esquire Atlanta, GA (1918)	Trustee and Audit Committee Chairman	1994	Of Counsel, Alston & Bird LLP (law firm)	16	EGF - 22 Funds

William A. Mitchell, Jr. Atlanta, GA (1940)	Trustee	1994	Chairman, Carter & Associates (real estate development)	16	EGF - 22 Funds

Lonnie H. Pope Macon, GA (1934)	Trustee and Audit Committee Member	1994	CEO, Longleaf Industries, Inc. (chemical manufacturing)	16	EGF - 22 Funds

INTERESTED PARTIES:

Victor Ugolyn Atlanta, GA (1947)	Chairman, President & Chief Executive Officer, Trustee	1994	Chairman, President & CEO, ECM, EAT, EGF, and EFD	16	EGF - 22 Funds, EGF plc - 7 Portfolios

Michael I. Roth New York, NY (1945)	Trustee	1994	Chairman and CEO, The MONY Group Inc.	16	EGF - 22 Funds, EGF plc - 7 Portfolios The MONY Group Inc., Pitney Bowes, Inc., Interpublic Group of Companies, Inc.

Samuel J. Foti New York, NY (1952)	Trustee	1994	President and COO, The MONY Group Inc.	16	The MONY Group Inc. EGF - 22 Funds, EGF plc - 7 Portfolios

Phillip G. Goff Atlanta, GA (1963)	Vice President and Chief Financial Officer	1995	Senior Vice President and CFO, EFD; Vice President and CFO, EAT, EGF and ECM; Controller, MSF	—	—

Herbert M. Williamson Atlanta, GA (1951)	Treasurer and Assistant Secretary	1994	Vice President, ECM; Assistant Secretary and Treasurer, EGF, EAT, ECM and EFD	—	—

Catherine R. McClellan Atlanta, GA (1955)	Secretary	1994	Secretary, EAT, EGF and MSF; Senior Vice President, Secretary and Chief Counsel, ECM and EFD	—	—

Footnotes:

EGF - The Enterprise Group of Funds, Inc.	EFD - Enterprise Fund Distributors, Inc.
EAT - Enterprise Accumulation Trust	EGF plc - Enterprise Global Funds plc
ECM - Enterprise Capital Management, Inc.	MSF - MONY Series Fund, Inc.

The Enterprise Accumulation Trust Statement of Additional Information (SAI) includes additional information about the Trustees and is available, without charge, upon request by calling 1-800-432-4320.

ENTERPRISE Accumulation Trust

18

Enterprise Accumulation Trust

HIGH-YIELD BOND PORTFOLIO

Investment Adviser

Enterprise Capital Management, Inc.

Atlanta Financial Center

3343 Peachtree Road, Suite 450

Atlanta, Georgia 30326

Custodian and Transfer Agent

State Street Bank and Trust Company

P. O. Box 1713

Boston, Massachusetts 02105

Independent Auditors

PricewaterhouseCoopers LLP

250 West Pratt Street Suite 2100

Baltimore, Maryland 21201

This report is authorized for distribution only to contractholders and to others who have received a copy of this Trust’s prospectus.

ENTERPRISE Accumulation Trust

19

Enterprise Short Duration Bond Portfolio

SUBADVISER’S COMMENTS

MONY Capital Management, Inc.

New York, New York

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for Enterprise Accumulation Trust.

MONY Capital Management, Inc. (“MONY Capital”) is subadviser to the Enterprise Short Duration Bond Portfolio. MONY Capital manages approximately $12.8 billion for institutional clients and its normal investment minimum is $10 million.

Investment Objective

The objective of the Enterprise Short Duration Bond Portfolio is current income with reduced volatility of principal.

2003 Performance Review

How did the Portfolio perform for the year ended December 31, 2003?

The Portfolio commenced operations on May 1, 2003. For the period ended December 31, 2003, the Portfolio returned 1.15%. The Portfolio outperformed its benchmark, the Lehman Brothers 1-3 Year Government/Credit Index, which returned 0.90%. In contrast, the Portfolio underperformed its peer group, the Lipper Short-Intermediate Investment Grade Debt Funds Index, which returned 1.79%.

Enterprise performance numbers do not include variable account or insurance contract expenses. Performance numbers are also not adjusted for any taxes paid by a shareholder. Remember that historic performance does not predict future performance. The investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

*The Lehman Brothers 1-3 Year Government/Credit Index is a subset of the Lehman Brother’s Government/Credit Index. It includes all government and investment-grade corporate bonds with maturities from one to three years. It includes reinvested interest and does not include any management fees or expenses. The Lipper Short-Intermediate Investment Grade Debt Funds Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper Short-Intermediate Investment Grade Debt Funds category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index. The performance period for the Lehman Brothers 1-3 Year Government/Credit Index and the Lipper Short-Intermediate Investment Grade Debt Funds Index is 4/30/03 to 12/31/03.

ENTERPRISE Accumulation Trust

1

Enterprise Short Duration Bond Portfolio

SUBADVISER’S COMMENTS — (Continued)

How would you describe the investment environment during the period?

Interest rates generally moved lower during the first half of the year, but reversed sharply higher in mid-summer on renewed confidence of an economic recovery. The last four months displayed a relatively stable rate environment. Throughout the period, the market became more comfortable with, and rewarded, riskier non-U.S. government fixed-income instruments such as corporate and asset-backed securities.

What strategies affected Portfolio performance during the period?

Over the course of the year, MONY Capital followed their core strategy of surveying all subsectors of the short-duration investment-grade bond market to find the best relative value. Early in the year, MONY Capital found the best value in the corporate securities market. However, as the year progressed and corporate securities increased in price, MONY Capital shifted their focus to the securitized asset-backed and mortgage-backed market. MONY Capital has also tried to overweight floating-rate instruments, and keep duration short, in anticipation of higher interest rates over the next several quarters.

What changes were made to the Portfolio over the period?

The Portfolio’s duration was maintained slightly on the shorter side of its target range, reflecting MONY Capital’s view that interest rates are beginning to respond to the anticipated economic recovery. Incremental acquisitions were made in the home-mortgage and credit-card subsectors of the asset-backed securities market.

There are specific risks associated with the types of bonds held in the Portfolio, which include defaults by the issuer, market valuation, and interest rate sensitivity.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

ENTERPRISE Accumulation Trust

2

Enterprise Short Duration Bond Portfolio

PORTFOLIO OF INVESTMENTS

December 31, 2003

	Principal Amount	Value

Domestic Corporate Bonds — 16.98%

Banking — 2.53%

Wells Fargo & Company 3.12%, due 08/15/08	$250,000	$246,970

Finance — 6.82%

CIT Group Holdings Inc. 6.625%, due 06/15/05	200,000	213,637
Ford Motor Credit Company 7.50%, due 03/15/05	200,000	211,083
General Motors Acceptance Corporation 6.75%, due 01/15/06	225,000	241,548

		666,268

Media — 2.51%

Walt Disney Company 6.75%, due 03/30/06	225,000	244,720

Metals & Mining — 2.55%

Alcan Aluminum Corporation 1.43%, due 03/08/04 (144A) (v)	250,000	249,346

Utilities — 2.57%

Northern States Power Company 2.875%, due 08/01/06	250,000	250,947

Total Domestic Corporate Bonds
(Identified cost $1,643,438)		1,658,251

Asset-Backed Securities — 42.95%

Finance — 27.18%

Asset Backed Funding Certificates, Series 2001-AQ1, (Class M) 6.863%, due 05/20/32	375,000	385,565
Atherton Franchise Loan Funding, Series 1998-A 6.72%, due 08/15/10 (144A)	233,667	230,830
Bayview Financial Acquisition Trust (Class M) 3.141%, due 01/28/04 (144A) (v)	750,000	759,404
Capital One Multi-Asset Trust, Series 2003-C1 3.713%, due 01/15/04 (v)	250,000	258,008
Circuit City Credit Card Master Trust, Series 2003-2, Class CTSF 5.163%, due 01/15/04 (144A) (v)	400,000	404,499
GE Business Loan Trust, Series 2003-2A, (Class C) 2.804%, due 01/15/04 (144A)	100,000	100,168
Principal Financial Group 7.95%, due 08/15/04 (144A)	500,000	516,828

		2,655,302

	Principal Amount	Value

Medical Instruments — 0.82%

DVI Receivables XIX, Series 2003-1, Class D1 3.07%, due 01/12/04 (a)(v)	$160,268	$80,134

Misc. Financial Services — 14.95%

Ameriquest Mortgage Securities Inc., Series 2003-6, Class M1 1.901%, due 01/25/04	400,000	402,297
Amresco Residential Securities Mortgage Loan Trust, Series 1998-2, Class M1F 6.745%, due 06/25/28	184,419	190,111
Citibank Credit Card Issuance Trust 2.31%, due 03/15/04	250,000	254,776
Hedged Mutual Fund Fee Trust, Series 2003-2, (Class 1) 3.99%, due 01/29/04 (144A)	213,143	213,324
Hedged Mutual Fund Fee Trust, Series 2003-IA, (Class 1) 3.89%, due 01/29/04 (144A)	225,034	225,169
Lehman Manufactured Housing, Series 2003-1, (Class M1) 1.613%, due 01/15/04 (v)	173,743	174,171

		1,459,848

Total Asset-Backed Securities
(Identified cost $4,256,686)		4,195,284

Collateralized Mortgage Obligations — 9.95%

Bank of America Mortgage Securities Inc. Series 2003-B, Class 2A2, 3.353%, due 01/25/04 (v)	737,898	743,006
Bayview Commercial Asset Trust Series 2003-1 Class B 5.601%, due 01/25/04 (144A)	228,848	229,225

		972,231

Total Collateralized Mortgage Obligations
(Identified cost $966,456)		972,231

U.S. Government and Agency Obligations — 18.20%

Fannie Mae — 13.06%

2.75%, due 08/11/06	500,000	500,259
4.32%, due 11/01/09 (v)	766,763	774,910

		1,275,169

U. S. Treasury Notes — 5.14%

1.625%, due 01/31/05	500,000	501,934

Total U.S. Government and Agency Obligations
(Identified cost $1,783,746)		1,777,103

ENTERPRISE Accumulation Trust

3

Enterprise Short Duration Bond Portfolio

PORTFOLIO OF INVESTMENTS — (Continued)

December 31, 2003

	Principal Amount	Value

Short-Term Investments — 7.16%

Freddie Mac — 7.16%

1.03%, due 01/15/04 (e)	$200,000	$199,920
1.03%, due 02/12/04 (e)	500,000	499,399

		699,319

Total Short-Term Investments
(Identified cost $699,319)		699,319

Repurchase Agreement — 3.94%

State Street Bank & Trust Repurchase Agreement 0.70%, due 01/02/04 Proceeds $385,015 Collateral: U.S. Treasury Bond $285,000, 8.125% due 08/15/19, Value $402,332	385,000	385,000

Total Repurchase Agreement
(Identified cost $385,000)		385,000

Value

Total Investments
(Identified cost $9,734,645)	$9,687,188

Other Assets Less Liabilities — 0.82%	79,984

Net Assets — 100%	$9,767,172

(a)	Illiquid security.
(e)	The rate shown is the effective yield.
(v)	Variable interest rate security, interest rate is as of December 31, 2003.
(144A)	The security may only be offered and sold to “qualified institutional buyers” under Rule 144A of the Securities Act of 1933.

See notes to financial statements.

ENTERPRISE Accumulation Trust

4

Enterprise Short Duration Bond Portfolio

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

Assets:

Investments at value	$9,687,188
Cash	349
Investment income receivable	59,113
Receivable for fund shares sold	24,304
Due from investment adviser	3,051
Other assets	242

Total assets	9,774,247

Liabilities:

Payable for fund shares redeemed	3,417
Shareholder servicing fees payable	570
Accrued expenses and other liabilities	3,088

Total liabilities	7,075

Net assets	$9,767,172

Analysis of net assets:

Paid-in capital	$9,818,751
Undistributed (accumulated) net investment income (loss)	—
Undistributed (accumulated) net realized gain (loss)	(4,122)
Unrealized appreciation (depreciation)	(47,457)

Net assets	$9,767,172

Shares outstanding	978,247

Net asset value per share	$9.98

Investments at cost	$9,734,645

See notes to financial statements.

ENTERPRISE Accumulation Trust

5

Enterprise Short Duration Bond Portfolio

STATEMENT OF OPERATIONS

For the Period May 1, 2003(1) to December 31, 2003
Investment income:

Interest	$158,899

Total investment income	158,899

Expenses:

Investment advisory fees	22,422
Custodian and fund accounting fees	7,389
Shareholder servicing fees	2,444
Audit and legal fees	2,165
Reports to shareholders	590
Trustees’ fees	210
Other expenses	414

Total expenses	35,634

Expense reimbursement	(3,246)

Total expenses, net of reimbursement	32,388

Net investment income (loss)	126,511

Realized and unrealized gain (loss)—net:

Net realized gain (loss) on investments	1,728
Net change in unrealized gain (loss) on investments	(47,457)

Net realized and unrealized gain (loss)	(45,729)

Net increase (decrease) in net assets resulting from operations	$80,782

(1)	Commencement of operations.

See notes to financial statements.

ENTERPRISE Accumulation Trust

6

Enterprise Short Duration Bond Portfolio

STATEMENT OF CHANGES IN NET ASSETS

For the Period May 1, 2003 through December 31, 2003
From operations:

Net investment income (loss)	$126,511
Net realized gain (loss)	1,728
Net change in unrealized gain (loss)	(47,457)

Increase (decrease) in net assets resulting from operations	80,782

Distributions to shareholders from:

Net investment income	(132,777)
Net realized gains	—

Total distributions to shareholders	(132,777)

From capital share transactions:

Shares sold	11,763,908
Reinvestment of distributions	132,776
Shares redeemed	(2,077,517)

Total increase (decrease) in net assets resulting from capital share transactions	9,819,167

Total increase (decrease) in net assets	9,767,172

Net assets:

Beginning of period	—

End of period	$9,767,172

Capital share activity:

Shares issued	1,171,673
Shares issued in reinvestment of distributions	13,304
Shares redeemed	(206,730)

Net increase (decrease)	978,247

Undistributed (accumulated) net investment income (loss)	$—

See notes to financial statements.

ENTERPRISE Accumulation Trust

7

Enterprise Short Duration Bond Portfolio

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD IS AS FOLLOWS:

	For the Period May 1, 2003 through December 31, 2003

Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income (loss)C	0.15
Net realized and unrealized gain (loss) on investments	(0.04)

Total from investment operations	0.11

Less dividends and distributions:
Dividends from net investment income	(0.13)
Distributions from capital gains	—

Total distributions	(0.13)

Net asset value, end of period	$9.98

Total return	1.15	%B
Net assets end of period (in thousands)	$9,767
Ratio of expenses to average net assets	0.65	%A
Ratio of expenses to average net assets (excluding reimbursement)	0.72	%A
Ratio of net investment income (loss) to average net assets	2.54	%A
Portfolio turnover	4%

A	Annualized.
B	Not annualized.
C	Based on average shares outstanding.

See notes to financial statements.

ENTERPRISE Accumulation Trust

8

Notes to Financial Statements

December 31, 2003

1. Organization

Enterprise Accumulation Trust (the “Trust”) was organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust is authorized to issue an unlimited number of shares of beneficial interest for the portfolios contained therein. The Trust is currently offered only to separate accounts of certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies. The financial statements herein are those of the Short Duration Bond Portfolio (the “Portfolio”). The financial statements of the other portfolios are reported separately. The assets of each portfolio are segregated, and a shareholder’s interest is limited to the portfolio in which shares are held. The prospectus provides a detailed description of the portfolios’ investment objectives and strategies.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Short Duration Bond Portfolio in the preparation of its financial statements:

Use of Estimates in Preparation of Financial Statements — Preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decreases of net assets from operations during the reporting period. Actual results could differ from those estimates. In the normal course of business, the Portfolio may enter into contracts that provide general indemnifications. The maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated; however, based on experience, the risk of any loss from such claims is considered remote.

Valuation of Investments — Debt securities (other than certain short-term obligations) are valued each business day by an independent pricing service approved by the Board of Trustees. Short-term debt securities with 61 days or more to maturity at time of purchase are valued at market value through the 61st day prior to maturity, based on quotations received from market makers or other appropriate sources; thereafter, any unrealized appreciation or depreciation existing on the 61st day is amortized to par on a straight-line basis over the remaining number of days to maturity. Short-term securities with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market value. Investment securities other than debt securities, listed on either a national or foreign securities exchange or traded in the over-the-counter National Market System are valued each business day at the official closing price (typically the last reported sale price) on the exchange on which the security is primarily traded. In certain instances a fair value will be assigned when Enterprise Capital Management, Inc. (“ECM”) believes that a significant event has occurred after the close of an exchange or market, but before the net asset value calculation. If there are no current day sales, the securities are valued at their last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at their last quoted bid price. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Trustees.

Special Valuation Risks — The high-yield securities in which the Portfolio may invest may be considered speculative in regard to the issuer’s continuing ability to meet principal and interest payments. The value of the lower rated securities in which the Portfolio may invest will be affected by the credit worthiness of individual issuers, general economic and specific industry conditions, and will fluctuate inversely with changes in interest rates. In addition, the secondary trading market for lower quality bonds may be less active and less liquid than the trading market for higher quality bonds. Any foreign denominated assets held by the Portfolio may involve risks not typically associated with domestic transactions including but not limited to, unanticipated movements in exchange rates, the degree of government supervision and regulation of security markets and the possibility of political or economic instability. Certain securities held by the Portfolio are valued on the basis of a price provided by a single market maker. The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold.

Repurchase Agreements — The Portfolio may acquire securities subject to repurchase agreements. Under a typical repurchase agreement, the Portfolio would acquire a debt security for a relatively short period (usually for one day and

ENTERPRISE Accumulation Trust

9

Notes to Financial Statements — (Continued)

December 31, 2003

not for more than one week) subject to an obligation of the seller to repurchase and of the Portfolio to resell the debt security at an agreed-upon higher price, thereby establishing a fixed investment return during the Portfolio’s holding period. Under each repurchase agreement, it is the Portfolio’s policy to receive, as collateral, U.S. Government or Agency securities whose market value (including interest) is at least equal to the repurchase price. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty, realization or retention of the collateral or proceeds may be subject to legal proceedings.

Illiquid Securities — At times, the Portfolio may hold, up to its SEC or prospectus defined limitations, illiquid securities that it may not be able to sell at the price used by the Portfolio. Although it is expected that the fair value currently represents the current realizable value on disposition of such securities, there is no guarantee that the Portfolio will be able to do so. In addition, the Portfolio may incur certain costs related to the disposition of such securities. Any securities that have been deemed to be illiquid are denoted as such in the Portfolio of Investments.

Inflation Indexed Bonds — The Portfolio may purchase inflation-indexed bonds which are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. Over the life of the bond, interest will be paid based on a principal value adjusted for inflation. Any increase in the principal value is considered interest income, even though the Portfolio will not receive the principal until sold or maturity.

Security Transactions and Investment Income — Security transactions are accounted for on the trade date. Realized gains and losses from security transactions are determined on the basis of identified cost and realized gains and losses from currency transactions are determined on the basis of average cost. Interest income is recognized on the accrual basis. Corporate actions, including dividends on foreign securities are recorded on the ex-dividend date. Premiums and discounts on securities are amortized daily for both financial and tax purposes, using the effective interest method.

Expenses — The Portfolio bears expenses incurred specifically on its behalf, such as advisory and custodian fees, as well as a portion of the common expenses of the Trust, which are generally allocated to each Portfolio based on average net assets.

Federal Income Taxes — No provision for Federal income or excise taxes is required because the Portfolio intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute substantially all of its taxable income to shareholders.

Dividends and Distributions — Dividends and distributions to shareholders from net investment income and net realized capital gains, if any, are declared and paid at least annually. Dividends and distributions are recorded on the ex-dividend date.

3. Transactions with Affiliates

An investment advisory fee is payable monthly to ECM, a wholly-owned subsidiary of MONY Life Insurance Company, and is computed as a percentage of the Portfolio’s average daily net assets as of the close of business each day at an annual rate of 0.45%. A portion of the management fee received by ECM is paid to the subadviser. MONY Capital Management, Inc., a wholly-owned subsidiary of The MONY Group Inc., is the subadviser for the Portfolio. For the year ended December 31, 2003, ECM incurred subadvisory fees payable to MONY Capital Management, Inc., Inc. of $4,969. MONY Life Insurance Company also provides sub-transfer agency, printing and other services to the Portfolio. For the period ended December 31, 2003, the Portfolio paid MONY Life Insurance Company $2,444 for these services. ECM has contractually agreed to limit the Portfolio’s expense ratio to 0.65% through April 30, 2004.

The MONY Group Inc. and its subsidiaries and affiliates had an investment of $5,057,432 in the Portfolio at December 31, 2003.

ENTERPRISE Accumulation Trust

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Notes to Financial Statements — (Continued)

December 31, 2003

4. Investment Transactions

For the period ended December 31, 2003, purchases and sales proceeds of investment securities, other than short-term securities, were as follows:

U.S. Government / Agency Obligations		Other Investment Securities
Purchases	Sales	Purchases	Sales
$1,947,808	—	$7,385,760	$251,715

5. Borrowings

The Trust and another series of mutual funds advised by ECM are parties to a $40 million redemption line of credit with State Street Bank and Trust Co. whereby each Portfolio may borrow up to its prospectus defined limitation. The Trust pays an allocated portion of an annual commitment fee equal to 0.10% of the committed amount. The Portfolio had no loans outstanding at any time during the period ended December 31, 2003.

6. Federal Income Tax Information

Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. At times, these differences are primarily due to differing treatments for paydowns.

Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid in capital. These reclassifications have no effect on net assets or net asset value per share. Any taxable gain remaining at fiscal year end is distributed in the following year.

At December 31, 2003, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value were as follows:

Tax Cost	Tax Unrealized Gain	Tax Unrealized Loss	Net Unrealized Loss
$9,734,645	$60,802	$108,259	$47,457

The tax character of distributions paid in 2003 was as follows:

Ordinary Income	Long-Term Gain	Total Distributions
$132,777	—	$132,777

The tax character of distributable earnings/accumulated losses at December 31, 2003 was as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Capital Loss Carryforward	Expiration
—	—	$4,123	2011

7. Subsequent Event

On January 13, 2004, the Board of Trustees approved a resolution to merge the Portfolio into the EQ Advisors Trust, a registered investment company managed by The Equitable Life Assurance Society of the United States, a subsidiary of AXA Financial, Inc. The merger must be approved by the shareholders of the Portfolio. The merger is conditioned upon the completion of the proposed acquisition of The MONY Group Inc. (the parent of Enterprise Capital Management, Inc.) by AXA Financial, Inc., which must be approved by a vote of The MONY Group Inc. shareholders.

ENTERPRISE Accumulation Trust

11

Report of Independent Auditors

To the Board of Trustees of

Enterprise Accumulation Trust and Shareholders of

Short Duration Bond Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Short Duration Bond Portfolio (one of the portfolios constituting Enterprise Accumulation Trust, hereafter referred to as the “Portfolio”) at December 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the period May 1, 2003 (commencement of operations) through December 31, 2003, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2003 by correspondence with the custodian, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

February 12, 2004

ENTERPRISE Accumulation Trust

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TRUSTEES AND OFFICERS

NAME, ADDRESS, AND (YEAR OF BIRTH)	POSITIONS HELD	YEAR ELECTED	PRINCIPAL OCCUPATIONS PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN COMPLEX	OTHER DIRECTORSHIPS

NON-INTERESTED PARTIES:

Arthur T. Dietz Atlanta, GA (1923)	Trustee and Audit Committee Member	1994	President, ATD Advisory Corp.	16	EGF - 22 Funds

Arthur Howell, Esquire Atlanta, GA (1918)	Trustee and Audit Committee Chairman	1994	Of Counsel, Alston & Bird LLP (law firm)	16	EGF - 22 Funds

William A. Mitchell, Jr. Atlanta, GA (1940)	Trustee	1994	Chairman, Carter & Associates (real estate development)	16	EGF - 22 Funds

Lonnie H. Pope Macon, GA (1934)	Trustee and Audit Committee Member	1994	CEO, Longleaf Industries, Inc. (chemical manufacturing)	16	EGF - 22 Funds

INTERESTED PARTIES:

Victor Ugolyn Atlanta, GA (1947)	Chairman, President & Chief Executive Officer, Trustee	1994	Chairman, President & CEO, ECM, EAT, EGF, and EFD	16	EGF - 22 Funds, EGF plc - 7 Portfolios

Michael I. Roth New York, NY (1945)	Trustee	1994	Chairman and CEO, The MONY Group Inc.	16	EGF - 22 Funds, EGF plc - 7 Portfolios The MONY Group Inc., Pitney Bowes, Inc., Interpublic Group of Companies, Inc.

Samuel J. Foti New York, NY (1952)	Trustee	1994	President and COO, The MONY Group Inc.	16	The MONY Group Inc. EGF - 22 Funds, EGF plc - 7 Portfolios

Phillip G. Goff Atlanta, GA (1963)	Vice President and Chief Financial Officer	1995	Senior Vice President and CFO, EFD; Vice President and CFO, EGF, EAT and ECM; Controller, MSF	—	—

Herbert M. Williamson Atlanta, GA (1951)	Treasurer and Assistant Secretary	1994	Vice President, ECM; Assistant Secretary and Treasurer, EGF, EAT, ECM and EFD	—	—

Catherine R. McClellan Atlanta, GA (1955)	Secretary	1994	Secretary, EAT, EGF and MSF; Senior Vice President, Secretary and Chief Counsel, ECM and EFD	—	—

Footnotes:

EGF - The Enterprise Group of Funds, Inc.	EFD - Enterprise Fund Distributors, Inc.
EAT - Enterprise Accumulation Trust	EGF plc - Enterprise Global Funds plc
ECM - Enterprise Capital Management, Inc.	MSF - MONY Series Fund, Inc.

The Enterprise Accumulation Trust Statement of Additional Information (SAI) includes additional information about the Trustees and is available, without charge, upon request by calling 1-800-432-4320.

ENTERPRISE Accumulation Trust

13

Enterprise Accumulation Trust

SHORT DURATION BOND PORTFOLIO

Investment Adviser

Enterprise Capital Management, Inc.

Atlanta Financial Center

3343 Peachtree Road, Suite 450

Atlanta, Georgia 30326

Custodian and Transfer Agent

State Street Bank and Trust Company

P. O. Box 1713

Boston, Massachusetts 02105

Independent Auditors

PricewaterhouseCoopers LLP

250 West Pratt Street Suite 2100

Baltimore, Maryland 21201

This report is authorized for distribution only to contractholders and to others who have received a copy of this Trust’s prospectus.

ENTERPRISE Accumulation Trust

14

Enterprise Total Return Portfolio

SUBADVISER’S COMMENTS

Pacific Investment Management Company, LLC

Newport Beach, California

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for Enterprise Accumulation Trust.

Pacific Investment Management Company, LLC (“PIMCO”) is the subadviser to the Enterprise Total Return Portfolio. The firm has approximately $364 billion in assets under management and its normal investment minimum is $75 million.

Investment Objective

The objective of the Enterprise Total Return Portfolio is total return.

2003 Performance Review

How did the Portfolio perform for the year ended December 31, 2003?

For the period ended December 31, 2003, the Portfolio returned 5.65%. The Portfolio underperformed its benchmark, the Lehman Brothers U.S. Universal Index, which returned 5.84%. The Portfolio underperformed its peer group, the Lipper BBB Rated Funds Index, which returned 9.75%.

Enterprise performance numbers do not include variable account or insurance contract expenses. Performance numbers are also not adjusted for any taxes paid by a shareholder. Remember that historic performance does not predict future performance. The investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

*The Lehman Brothers U.S. Universal Index (formerly known as the Lehman Brothers Universal Index) consists of all the bonds in the Lehman Brothers Aggregate Bond Index plus U.S. dollar-denominated Eurobonds, 144A’s, Non-ERISA CMBS, High Yield CMBS, U.S. High Yield Corporates and Emerging Markets, but excludes tax-exempt municipal securities, CMO’s, convertible securities, perpetual notes, warrants, linked bonds, and structured products. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. The Lipper BBB Rated Funds Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper BBB Rated Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.

ENTERPRISE Accumulation Trust

1

Enterprise Total Return Portfolio

SUBADVISER’S COMMENTS — (Continued)

How would you describe the investment environment during the period?

During 2003, fixed-income assets gained ground despite volatile interest rates. While treasury yields ended the year only 0.20% to 0.40% higher than where they started, 2003 witnessed a dramatic jump in yields in July, one of the worst months for the U.S. government bond market in years. The increase reversed a rally that had seen the 10-year treasury yield plunge to a 45-year low in June. This volatility illustrated the divergence in market psychology between the first and second halves of 2003.

In the first half of the year, markets were anxious about deflation, leading the Fed to cut the fed funds rate to 1% in June. Treasury yields fell in anticipation of this move. The market’s mood swung toward optimism about growth in the second half, as business investment revived. Massive fiscal stimulus and the lagged impact of the mortgage refinancing boom sustained consumption, leading to 8.2% annual growth in the third quarter, the fastest pace in almost two decades. Interest rates rose as investors anticipated that growth would continue. The 10-year treasury yield finished the year up approximately 0.4%.

Commodity prices surged in 2003 as growth revived, while the dollar plunged against most currencies amid concern about the U.S. trade deficit. Despite these trends, inflation overall was well behaved, mitigating the rise in interest rates. In the global economy, slack labor markets and gains in labor productivity allowed companies to absorb higher prices of physical inputs without raising prices.

What strategies affected Portfolio performance during the period?

Interest rate strategies were largely neutral. Over the course of the year, the Portfolio made a modest shift from emphasizing the short and long end of the maturity spectrum to emphasizing the intermediate maturity. The Portfolio maintained its interest rate sensitivity close to that of the benchmark. On net, these strategies neither helped nor hindered Portfolio performance.

In terms of sector strategies, a structural allocation to mortgages, which offered enhanced yield and exceptional credit quality, was modestly positive for performance. A corporate underweight was negative as the sector outperformed Treasuries. An underweight to high-yield issues also hurt returns as this sector enjoyed strong returns in 2003. Non-dollar holdings, mainly eurozone issues, were neutral for returns as foreign rates behaved in a fashion that was broadly comparable to those in the U.S. Emerging market bonds, especially Brazil, added to returns, sustaining their recovery that began in the fourth quarter of 2002.

What changes were made to the Portfolio over the period?

Over the year, the Portfolio maintained relatively stable interest rate exposure. The Portfolio did make a modest shift from emphasizing longer and shorter maturities to emphasizing short to intermediate bonds.

In terms of sectors, the Portfolio modestly increased its exposure to emerging market and high-yield debt. In terms of developed non-dollar exposure, the Portfolio continued to emphasize shorter maturity non-dollar assets, especially in Europe, where growth remained weak. Lastly, the Portfolio modestly increased its exposure to mortgages while tempering its position in investment grade corporate securities.

There are specific risks associated with some of the securities held in this Portfolio. High-yield bonds are subject to defaults by the issuer, market valuation and interest rate sensitivity; investments in foreign securities are subject to currency fluctuations, foreign taxation, differences in accounting standards and political or economic instability; and investments in derivatives could subject the Portfolio to loss of principal. In addition, this Portfolio is expected to have a higher-than-average turnover rate, which could generate more taxable short-term gains and negatively affect performance.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

ENTERPRISE Accumulation Trust

2

Enterprise Total Return Portfolio

PORTFOLIO OF INVESTMENTS

 December 31, 2003

	Principal Amount	Value

Domestic Corporate Bonds — 15.54%

Airlines — 0.60%

Continental Airlines Inc. 7.056% due 09/15/09	$110,000	$112,080
Delta Air Lines Inc. 7.111% due 09/18/11	110,000	110,921
United Airlines Inc. 7.186% due 04/01/11 (b)	49,079	42,126
United Airlines Inc. 6.602% due 09/01/13 (b)	50,000	42,799

		307,926

Automotive — 0.34%

Daimlerchrysler North America 1.50% due 02/17/04 (v)	50,000	49,976
Daimlerchrysler North America 6.50% due 11/15/13	60,000	63,204
Dura Operating Corporation 8.625% due 04/15/12	60,000	63,900

		177,080

Banking — 0.19%

Rabobank Capital Fund 5.26% due 12/29/49 (144A)	100,000	100,138

Cable — 0.11%

Continental Cablevision Inc. 8.30% due 05/15/06	50,000	56,059

Chemicals — 0.41%

Nalco Company 8.875% due 11/15/13 (144A)	200,000	212,000

Containers/Packaging — 0.42%

Packaging Corporation of America 4.375% due 08/01/08	143,000	143,142
Packaging Corporation of America 5.75% due 08/01/13	72,000	72,735

		215,877

Electrical Equipment — 0.21%

Oncor Electric Delivery Company 6.375% due 05/01/12	50,000	54,949
Oncor Electric Delivery Company 6.375% due 01/15/15	50,000	54,357

		109,306

Electronics — 0.41%

Delphi Corporation 6.50% due 08/15/13	200,000	210,032

Energy — 2.04%

AEP Texas Central Company 6.65% due 02/15/33	200,000	211,169
El Paso Energy Corporation 7.75% due 01/15/32	25,000	21,313
El Paso Natural Gas Company 8.375% due 06/15/32	50,000	51,100

	Principal Amount	Value

El Paso Production Holding Company, 7.75% due 06/01/13	$60,000	$59,100
Florida Power Corporation 4.80% due 03/01/13	130,000	129,137
Gulfterra Energy Partners 8.50% due 06/01/10	51,000	57,885
NRG Energy Inc. 8.00% due 12/15/13 (144A)	210,000	220,762
Progress Energy Inc. 6.55% due 03/01/04	200,000	201,492
PSEG Power 6.95% due 06/01/12	62,000	69,923
Sonat Inc. 7.625% due 07/15/11	35,000	32,419

		1,054,300

Entertainment & Leisure — 0.26%

Station Casinos Inc. 8.375% due 02/15/08	75,000	80,344
Walt Disney Company 7.00% due 03/01/32	50,000	55,939

		136,283

Hotels & Restaurants — 0.31%

Hilton Hotels Corporation 7.00% due 07/15/04	100,000	102,500
Starwood Hotels Resorts 7.875% due 05/01/12	50,000	56,250

		158,750

Insurance — 0.76%

Metropolitan Life Global Funding 1.28% due 02/23/04 (v)	100,000	100,019
Principal Life Global Funding 1.48% due 01/20/04 (v) (144A)	130,000	130,554
Protective Life U.S. Funding Trust 1.27% due 03/26/04 (v) (144A)	70,000	70,006
Travelers Property Casualty Corporation, 5.00% due 03/15/13	60,000	60,040
Travelers Property Casualty Corporation, 6.375% due 03/15/33	30,000	31,283

		391,902

Media — 0.59%

Time Warner Inc. 8.11% due 08/15/06	125,000	141,504

Time Warner Inc. 6.875% due 05/01/12	100,000	112,531
Turner Broadcasting System Inc. 7.40% due 02/01/04	50,000	50,215

		304,250

Metals & Mining — 0.13%

Alcan Aluminum Corp 1.43% due 03/08/04 (v)	70,000	69,817

ENTERPRISE Accumulation Trust

3

Enterprise Total Return Portfolio

PORTFOLIO OF INVESTMENTS — (Continued)

 December 31, 2003

	Principal Amount	Value

Misc. Financial Services — 3.35%

Bear Stearns Companies Inc. 7.625% due 12/07/09	$60,000	$70,804
CIT Group Inc. 2.489% due 01/30/04 (v)	203,000	204,419
CIT Group Inc. 7.75% due 04/02/12	150,000	177,216
Eircom Funding 8.25% due 08/15/13	60,000	66,450
General Motors Acceptance Corporation, 1.88% due 01/20/04 (v)	100,000	100,025
General Motors Acceptance Corporation, 2.41% due 10/20/05 (v)	450,000	453,379
General Motors Acceptance Corporation, 6.875% due 08/28/12	250,000	268,957
Household Finance Corporation 2.42% due 03/11/04 (v)	50,000	50,120
HSBC Capital Funding 10.176% due 06/30/30 (v) (144A)	100,000	146,464
Restructured Asset Certificates 1.48% due 02/17/04 (v) (144A)	200,000	197,787

		1,735,621

Oil Services — 0.75%

Amerada Hess Corporation 6.65% due 08/15/11	150,000	162,562
Chesapeake Energy Corporation 8.125% due 04/01/11	5,000	5,550
Tennessee Gas Pipeline Company 8.375% due 06/15/32	150,000	159,188
Vintage Petroleum Inc. 7.875% due 05/15/11	60,000	63,300

		390,600

Paper & Forest Products — 0.75%

Georgia Pacific Corporation 9.50% due 05/15/22	60,000	62,400
Georgia Pacific Corporation 8.00% due 01/15/24 (144A)	320,000	326,400

		388,800

Retail — 0.31%

Kroger Company 6.20% due 06/15/12	150,000	160,879

Telecommunications — 1.44%

Accident Escrow Corporation 10.00% due 08/01/11 (144A)	60,000	66,900
Cincinnati Bell Inc. 8.375% due 01/15/14 (144A)	200,000	215,000
Panamsat Corporation 8.50% due 02/01/12	60,000	66,600
Sprint Capital Corporation 8.375% due 03/15/12	50,000	58,390
Verizon Global Funding Corporation, 6.125% due 06/15/07	65,000	71,133

	Principal Amount	Value

Verizon Maryland Inc. 6.125% due 03/01/12	$250,000	$268,398

		746,421

Transportation — 0.26%

Norfolk Southern Corporation 1.869% due 01/30/04 (v)	100,000	100,368
Norfolk Southern Corporation 6.75% due 02/15/11	30,000	34,165

		134,533

Utilities — 0.61%

National Rural Utilities 2.161% due 01/26/04 (v)	200,000	200,593
Niagara Mohawk Power Corporation 7.75% due 10/01/08	100,000	116,048

		316,641

Waste Management — 0.57%

Allied Waste North America Inc. 10.00% due 08/01/09	60,000	64,800
USA Waste Services Inc. 7.00% due 10/01/04	95,000	98,313
Waste Management Inc. 6.375% due 11/15/12	120,000	130,253

		293,366

Wireless Communications — 0.72%

AT&T Wireless 8.125% due 05/01/12	160,000	188,152
Cingular Wireless 6.50% due 12/15/11	60,000	65,615
Nextel Communications Inc. 7.375% due 08/01/15	60,000	64,500
Rogers Cantel 9.375% due 06/01/08	50,000	52,312

		370,579

Total Domestic Corporate Bonds
(Identified cost $7,685,723)		8,041,160

Yankee Bonds — 0.32%

Cable — 0.06%

Rogers Cablesystems Ltd. 10.00% due 03/15/05	30,000	32,175

Manufacturing — 0.26%

Tyco International Group 6.75% due 02/15/11	60,000	65,550
Tyco International Group 6.375% due 10/15/11	65,000	69,469

		135,019

Total Yankee Bonds
(Identified cost $153,425)		167,194

ENTERPRISE Accumulation Trust

4

Enterprise Total Return Portfolio

PORTFOLIO OF INVESTMENTS — (Continued)

 December 31, 2003

	Principal Amount	Value

Foreign Bonds — 1.10%

Banking — 0.25%

European Investment Bank 0.875% due 11/08/04	¥14,000,000	$131,266

Misc. Financial Services — 0.11%

Pemex Project Funding Master Trust, 8.625% due 02/01/22	$50,000	55,375

Telecommunications — 0.74%

Deutsche Telekom International 8.25% due 06/15/05	65,000	70,509
Deutsche Telekom International 8.50% due 06/15/10	100,000	120,912
France Telecom 10.00% due 03/01/31	145,000	192,658

		384,079

Total Foreign Bonds
(Identified cost $527,252)		570,720

Asset-Backed Securities — 0.81%

Misc. Financial Services — 0.81%

EFSI Federated Student Finance Corporation, Series 2003-A, Class A1, 1.23% due 01/21/04 (v)	200,000	199,828
Merrill Lynch Mortgage Inc., Series 2002-AFC1, Class AV1, 1.511% due 01/25/04 (v)	24,643	24,669
Morgan Stanley Capital Inc., Series 2003-HE2, Class A2, 1.481% due 01/25/04 (v)	113,722	113,667
Structured Asset Securities Corporation, Series 2002-BC4, Class A, 1.431% due 01/25/04 (v)	48,067	47,980
Vanderbilt Acquisition Loan Trust, Series 2002-1, Class A1, 3.28% due 01/07/13	34,887	35,118

		421,262

Total Asset-Backed Securities
(Identified cost $421,317)		421,262

Collateralized Mortgage Obligations — 6.86%

Banking — 0.86%

Chase Mortgage Finance Corporation, Series 1999-S1, Class A8, 6.50% due 02/25/29	49,128	49,073

	Principal Amount	Value

Citicorp Mortgage Securities Inc., Series 1999-2, Class A-5, 6.50% due 04/25/29	$150,229	$151,245
Countrywide Alternative Loan Trust, Series 2003-J1, Class 4A1, 6.00% due 10/25/32	42,132	43,245
Countrywide Home Loans Inc. Series 2002-1, Class 5A1, Pass Thru Certificates, 5.758% due 03/19/32	51,329	52,686
Countrywide Home Loans Inc. Series 2002-HYB2, Class-6A1, 4.828% due 09/19/32	56,340	57,019
Wells Fargo Mortgage Backed Securities Trust, Series 2001-11, Class A 6, 6.25% due 05/25/31	70,886	70,808
Wells Fargo Mortgage Backed Securities, Series 2002-E, Class 2A1, 5.018% due 05/25/31	20,060	20,396

		444,472

Finance — 0.43%

Credit Suisse First Boston Mortgage, Series 2002-P1, Class A-1, 2.478% due 03/25/32 (k)	43,076	43,238
Credit Suisse First Boston Mortgage, Series 2002-P3, Class A, 1.808% due 08/25/33 (k) (144A)	179,625	179,625

		222,863

Misc. Financial Services — 2.78%

Bear Stearns Arm Trust, Series 2003-8, Class 2A1, 4.948% due 01/25/34 (v)	99,896	101,270
Bear Stearns Arm Trust, Series 2002-2, Class IIIA, 6.762% due 06/25/31 (v)	5,578	5,829
Bear Stearns Arm Trust, Series 2002-5, Class 6A, 5.981% due 06/25/32 (v)	13,231	13,706
Bear Stearns Arm Trust, Series 2003-8, Class 4A1, 4.834% due 12/25/33 (v)	198,303	202,269
Bear Stearns Arm Trust, Series 2003-8, Class A-1, 4.391% due 01/25/34 (v)	399,889	405,387
C Bass Trust, Series 2002-CB1, Class A2A, 1.481% due 01/25/04 (v)	40,944	40,971
First Horizon Asset Securities, Series 2000-H, Class 1A, 7.00% due 09/25/30	7,509	7,636
GSMPS Mortgage Loan Trust, Series 2003-A1, Class A1, 7.00% due 07/25/43	92,803	98,454

ENTERPRISE Accumulation Trust

5

Enterprise Total Return Portfolio

PORTFOLIO OF INVESTMENTS — (Continued)

 December 31, 2003

	Principal Amount	Value

Sequoia Mortgage Trust, Series 10, Class 2A1, 1.529% due 01/20/04 (v)	$263,670	$264,217
Small Business Administration, Series 2003-20I, Class 1, 5.13% due 03/01/04	50,000	50,587
Structured Asset Securities Corporation, Series 2002-9, Class A2, 1.441% due 01/25/04 (v)	58,270	58,220
Structured Asset Securities Corporation, Series 2002-HF1, Class A, 1.431% due 01/25/04 (v)	20,562	20,513
Washington Mutual Mortgage Loan Trust, Series 2000-3, Class A, 2.843% due 12/25/40	117,649	118,504
Washington Mutual Mortgage Loan Trust, Series 2002-AR2, 3.159% due 01/25/04 (v)	42,096	42,764
Washington Mutual Mortgage Securities Corporation, Series 2001-2, Class A3, 6.01% due 01/25/31 (v)	10,138	10,128

		1,440,455

Fannie Mae — 1.03%

Fannie Mae REMIC, Series 2003-88, Class TB, 3.00% due 01/25/04	100,000	100,378
Fannie Mae, Series 2001-35, Class PK, 6.50% due 06/25/28	172,236	173,129
Fannie Mae, Series 2001-51, Class PG, 6.00% due 11/25/27	130,000	131,665
Fannie Mae, Series 2003-89, Class FX, 1.541% due 01/25/04 (v)	126,260	126,465

		531,637

Freddie Mac — 1.76%

Freddie Mac, Series 1476, Class H, 6.00% due 12/15/07	35,199	36,035
Freddie Mac, Series 2142, Class 2, 6.50% due 04/15/29	135,326	144,058
Freddie Mac, Series 2215, Class PG, 6.50% due 02/15/30	44,340	45,445
Freddie Mac, Series 2341, Class PM, 6.50% due 12/15/28	157,435	159,343
Freddie Mac, Series 2371, Class JD, 6.00% due 03/15/27	8,995	8,989
Freddie Mac, Series 2388, Class LQ, 6.00% due 04/15/27	76,445	76,796
Freddie Mac, Series 2390, Class PD, 6.00% due 08/15/27	83,000	83,670
Freddie Mac, Series 2399, Class TE, 6.50% due 02/15/28	49,604	49,825

	Principal Amount	Value

Freddie Mac, Series 2411, Class FJ, 1.513% due 01/15/04 (v)	$35,818	$35,734
Freddie Mac, Series 2434, Class TA, 5.625% due 07/15/28	26,646	26,774
Freddie Mac, Series 2454, Class BD, 6.00% due 04/15/28	47,244	47,383
Freddie Mac, Series 2455, Class 6D, 6.00% due 11/15/27	3,688	3,685
Freddie Mac, Series 2504, Class DX, 5.25% due 04/15/26	11,666	11,734
Freddie Mac, Series 2535, Class DT, 5.00% due 09/15/16	112,325	115,654
Freddie Mac, Series 2553, Class JD, 4.50% due 08/15/31	7,322	7,272
Freddie Mac, Series T-57, Class 1A1, 6.50% due 07/25/43	56,982	59,079

		911,476

Total Collateralized Mortgage Obligations
(Identified cost $3,534,606)		3,550,903

U. S. Treasury Obligations — 6.04%

U. S. Treasury Bonds — 0.00%

3.875% due 04/15/29 (TIPS)	16	21

U. S. Treasury Notes — 6.04%

7.50% due 11/15/16	370,000	471,056
3.875% due 01/15/09 (TIPS)	101,528	114,647
3.375% due 01/15/12 (TIPS)	2,271,364	2,541,620

		3,127,323

Total U. S. Treasury Obligations
(Identified cost $3,172,372)		3,127,344

Foreign Government Obligations — 4.67%

Brazil Federative Republic 2.00% due 04/15/04 (t)	140,000	138,320
Brazil Federative Republic 2.063% due 4/15/04 (t)	32,353	30,614
Brazil Federative Republic 11.50% due 03/12/08	54,000	62,640
Brazil Federative Republic 11.00% due 01/11/12	150,000	174,000
Brazil Federative Republic 8.00% due 04/15/14 (t)	214,265	209,980
Brazil Federative Republic 8.875% due 04/15/24	50,000	48,750
Brazil Federative Republic 11.00% due 08/17/40	29,000	31,900
Chile Republic 7.125% due 01/11/12	140,000	159,824
Germany Federal Republic 3.25% due 09/24/04	€46,000	58,283
Republic of Panama 8.25% due 04/22/08	30,000	33,000
Republic of Panama 9.625% due 02/08/11	20,000	23,100

ENTERPRISE Accumulation Trust

6

Enterprise Total Return Portfolio

PORTFOLIO OF INVESTMENTS — (Continued)

 December 31, 2003

	Principal Amount	Value

Republic of Panama 9.375% due 01/16/23	$305,000	$332,450
Republic of Peru 9.125% due 01/15/08	250,000	293,750
Russian Federation 5.00% due 03/31/07 (v) (REG S)	430,000	412,263
South Africa Republic 5.25% due 05/16/13	€150,000	180,072
United Mexican States 8.375% due 01/14/11	$25,000	29,688
United Mexican States 8.30% due 08/15/31	175,000	197,312

		2,415,946

Total Foreign Government Obligations
(Identified cost $2,200,024)		2,415,946

Municipal Bonds — 2.86%

Education — 1.16%

Brazos Student Loan Finance 1.15% due 01/02/04 (v)	100,000	100,000
Brazos Texas Higher Education Authority Inc., 1.23% due 01/09/04 (v)	100,000	100,000
Brazos Texas Higher Education Authority Inc., 1.18% due 01/15/04 (v)	200,000	200,000
Michigan Higher Education Student Loan, 1.14% due 01/26/04 (v)	100,000	100,000
Pennsylvania Higher Education Student Loan, 1.19% due 01/20/04 (v)	100,000	100,000

		600,000

Food, Beverages & Tobacco — 0.59%

Golden State Tobacco Securitization, 6.75% due 06/01/39	40,000	39,416
Golden State Tobacco Securitization, 7.90% due 06/01/42	25,000	26,944
Tobacco Settlement Authority (Iowa), 5.60% due 06/01/35	100,000	84,382
Tobacco Settlement Financing Corporation (New Jersey), 6.375% due 06/01/32	95,000	92,148
Tobacco Settlement Financing Corporation (New Jersey), 6.00% due 06/01/37	70,000	62,554

		305,444

Transportation — 0.02%

Florida State Turnpike Authority Revenue Bond, 5.00% due 07/01/33	10,000	10,250

	Principal Amount	Value

Utilities — 1.09%

Cook County Illinois (FGIC Insured), 5.125% due 11/15/26	$150,000	$153,075
Illinois State Taxable Pension 5.10% due 06/01/33	50,000	45,973
New York City Municipal Water Authority, 5.00% due 06/15/35	160,000	163,176
New York State Environmental Facilities Clean Water & Drinking, 5.00% due 06/15/32	20,000	20,535
New York State Environmental Facilities Clean Water & Drinking, 5.00% due 06/15/33	10,000	10,268
New York State Environmental Facilities Clean Water & Drinking, 5.00% due 07/15/33	10,000	10,270
San Antonio Texas Water Revenue (FSA Insured), 5.00% due 05/15/32	150,000	152,677
South Central Connecticut Water Authority, 5.00% due 08/01/33	10,000	10,271

		566,245

Total Municipal Bonds
(Identified cost $1,455,105)		1,481,939

Agency Obligations — 18.51%

Fannie Mae — 15.07%

5.266% due 01/01/04 (v)	42,053	43,004
5.00% due 01/01/17	117,934	120,437
5.00% due 02/01/18	577,436	589,686
5.00% due 08/01/18	493,528	503,998
5.00% due 09/01/18	262,552	268,122
6.00% due 09/01/32	744,903	770,312
6.00% due 03/01/33	804,067	831,496
5.50% due 07/01/33	155,841	157,949
6.00% due 07/01/33	2,350,866	2,431,096
5.50% due 08/01/33	526,000	533,117
6.00% due 11/01/33	499,999	517,076
6.00% due 12/01/33 (TBA)	1,000,000	1,033,438

		7,799,731

Freddie Mac — 0.83%

3.464% due 01/01/04 (v)	90,956	94,780
6.50% due 08/01/32	317,821	332,897

		427,677

Ginnie Mae — 2.61%

6.00% due 12/01/33 (TBA)	1,300,000	1,350,781

Total Agency Obligations
(Identified cost $9,533,719)		9,578,189

ENTERPRISE Accumulation Trust

7

Enterprise Total Return Portfolio

PORTFOLIO OF INVESTMENTS — (Continued)

 December 31, 2003

	Principal Amount	Value

Short-Term U. S. Government and Agency Obligations — 36.22%

Fannie Mae (z) — 9.26%

1.07% due 02/18/04 (e)	$1,000,000	$998,571
1.065% due 03/10/04 (e)	1,500,000	1,496,938
1.07% due 03/24/04 (e)	1,600,000	1,596,081
1.03% due 03/31/04 (e)	700,000	698,197

		4,789,787

Freddie Mac (z) — 11.78%

1.06% due 01/08/04 (e)	2,900,000	2,899,402
1.06% due 01/15/04 (e)	600,000	599,753
1.083% due 01/22/04 (e)	1,600,000	1,598,990
1.08% due 01/29/04 (e)	1,000,000	999,160

		6,097,305

U. S. Treasury Bills — 15.18%

0.902% due 03/04/04 (e) (s)	185,000	184,700
0.866% due 03/18/04 (e) (s)	100,000	99,815
0.949% due 04/15/04 (e)	2,500,000	2,492,953
1.02% due 04/29/04 (e)	1,800,000	1,793,931
1.04% due 05/13/04 (e)	1,500,000	1,494,237
1.031% due 06/03/04 (e)	1,800,000	1,792,065

		7,857,701

Total Short-Term U. S. Government and Agency Obligations
(Identified cost $18,744,622)		18,744,793

Commercial Paper — 8.69%

ANZ Delaware Inc. 1.07% due 02/05/04	700,000	699,272
European Investment Bank 1.06% due 02/10/04	1,500,000	1,498,234
General Electric Capital Corporation, 1.09% due 01/27/04	1,500,000	1,498,819
Royal Bank of Scotland 1.075% due 03/15/04	800,000	798,232

		4,494,557

Total Commercial Paper
(Identified cost $4,494,557)		4,494,557

Repurchase Agreement — 1.27%

State Street Bank & Trust Repurchase Agreement, 0.70% due 01/02/04 Proceeds $657,026 Collateral U.S. Treasury Bond $490,000, 8.125% due 08/15/19 Value $691,729	657,000	657,000

Total Repurchase Agreement
(Identified cost $657,000)		657,000

	Notional Amount	Value

Total Investments
(Identified cost $52,579,744)		$53,251,007

Call Options Written — (0.02)%

Swap Option 3 Month LIBOR, Strike Price 4.00, Expires 01/07/05	(600,000)	(7,017)
Swap Option 3 Month LIBOR, Strike Price 3.25, Expires 03/03/04	(1,600,000)	(3,053)

		(10,070)

Total Call Options Written
(Premiums received $34,641)		(10,070)

Put Options Written — 0.00%

Swap Option 3 Month LIBOR, Strike Price 7.00, Expires 01/07/05	(600,000)	(2,833)

Total Put Options Written
(Premiums received $7,950)		(2,833)

Other Assets Less Liabilities — (2.87)%		(1,485,818)

Net Assets — 100%		$51,752,286

(b)	Company has filed for bankruptcy protection, but is currently not in default of any interest.
(e)	The rate shown is the effective yield.
(k)	Illiquid security.
(s)	Security segregated as collateral for open futures contracts.
(t)	Represents a Brady Bond. Brady Bonds are securities which have been issued to refinance commercial bank loans and other debt. The risk associated with these instruments is the amount of any uncollateralized principal or interest payments since there is a high default rate of commercial bank loans by countries issuing these securities.
(v)	Variable rate security; interest rate is as of December 31, 2003.
(TBA)	To Be Announced. Certain specific security details such as final par amount and maturity date have not yet been determined.
(144A)	The security may only be offered and sold to “qualified institutional buyers” under rule 144A of the Securities Act of 1933.
(FGIC)	Financial Guaranty Insurance Corporation.
(FSA)	Financial Security Assurance.
(LIBOR)	London Interbank Offering Rate.
(REG S)	Regulation S Security. Security is offered and sold outside the United States, therefore, it need not be registered with the SEC under rules 903 & 904 of the Securities Act of 1933.
(TIPS)	Treasury Inflation Protected Security. Principal amount of the security is periodically adjusted for inflation.

ENTERPRISE Accumulation Trust

8

Enterprise Total Return Portfolio

PORTFOLIO OF INVESTMENTS — (Continued)

 December 31, 2003

Interest rate swap agreements outstanding at December 31, 2003:

Description	Termination Date	Notional Amount (000)	Unrealized Appreciation/ (Depreciation)
Pay variable rate payments on the three month CHF LIBOR-BBA floating rate and receive fixed rate of 1.50% (Counterparty: J.P. Morgan)	03/29/2005	7,000	$10,660
Receive variable rate payments on the six month JPY LIBOR-BBA floating rate and pay fixed rate of 1.07% (Counterparty: Morgan Stanley)	06/02/2012	100,000	21,546
Receive variable rate payments on the six month JPY LIBOR-BBA floating rate and pay fixed rate of 1.645% (Counterparty: Morgan Stanley)	06/18/2013	160,000	1,060
Receive variable rate payments on the six month LIBOR-BBA floating rate and pay fixed rate of 5.00% (Counterparty: J.P. Morgan)	06/16/2004	600	(1,320)

			$31,946

Open futures contracts outstanding at December 31, 2003:

Description	Expiration Month	Contracts	Unrealized Appreciation/ (Depreciation)
Long Euribor Futures	03/05	18	$(1,980)
Long Germany Federative Republic 5-Year Bonds	03/04	16	16,090
Long Eurodollar Futures	09/04	11	20,900
Long Eurodollar Futures	12/04	11	23,375
Long Eurodollar Futures	06/05	21	16,663
Long Eurodollar Futures	03/05	11	22,963
Long U.S. Treasury 10-Year Notes	03/04	81	55,047
Long U.S. Treasury 5-Year Notes	03/04	55	3,594

			$156,651

See notes to financial statements.

ENTERPRISE Accumulation Trust

9

Enterprise Total Return Portfolio

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

Assets:

Investments at value	$53,251,007
Foreign currency at value (cost — $171,736)	177,887
Cash	782
Investment income receivable	269,791
Receivable for variation margin on open futures	21,758
Receivable for fund shares sold	29,068
Receivable for investments sold	2,703,926
Due from investment adviser	11,441
Other assets	15,064

Total assets	56,480,724

Liabilities:

Payable for fund shares redeemed	26,400
Options written, at market value (premiums received $42,591)	12,903
Payable for investments purchased	4,661,434
Shareholder servicing fees payable	6,308
Unrealized depreciation on forward currency contracts	7,510
Accrued expenses and other liabilities	13,883

Total liabilities	4,728,438

Net assets	$51,752,286

Analysis of net assets:

Paid-in capital	$50,706,239
Undistributed (accumulated) net investment income (loss)	—
Undistributed (accumulated) net realized gain (loss)	157,544
Unrealized appreciation (depreciation)	888,503

Net assets	$51,752,286

Shares outstanding	5,007,942

Net asset value per share	$10.33

Investments at cost	$52,579,744

See notes to financial statements.

ENTERPRISE Accumulation Trust

10

Enterprise Total Return Portfolio

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2003

Investment income:

Interest	$1,338,403

Total investment income	1,338,403

Expenses:

Investment advisory fees	252,663
Custodian and fund accounting fees	50,694
Shareholder servicing fees	46,677
Audit and legal fees	12,512
Reports to shareholders	9,175
Trustees’ fees	2,020
Other expenses	700

Total expenses	374,441

Expense reimbursement	(75,839)

Total expenses, net of reimbursement	298,602

Net investment income (loss)	1,039,801

Realized and unrealized gain (loss)—net:

Net realized gain (loss) on investments	526,991
Net realized gain (loss) on foreign currency transactions	35,944
Net realized gain (loss) on swap transactions	92,142
Net realized gain (loss) on futures transactions	262,767
Net realized gain (loss) on options transactions	86,587
Net change in unrealized gain (loss) on investments	393,284
Net change in unrealized gain (loss) on foreign currency	(579)
Net change in unrealized gain (loss) on swap transactions	(6,922)
Net change in unrealized gain (loss) on futures transactions	(55,877)
Net change in unrealized gain (loss) on options transactions	11,293

Net realized and unrealized gain (loss)	1,345,630

Net increase (decrease) in net assets resulting from operations	$2,385,431

See notes to financial statements.

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11

Enterprise Total Return Portfolio

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2003	For the Period January 24, 2002 through December 31, 2002
From operations:

Net investment income (loss)	$1,039,801	$470,087
Net realized gain (loss)	1,004,431	574,651
Net change in unrealized gain (loss)	341,199	547,304

Increase (decrease) in net assets resulting from operations	2,385,431	1,592,042

Distributions to shareholders from:

Net investment income	(1,164,067)	(490,385)
Net realized gains	(796,071)	(480,903)

Total distributions to shareholders	(1,960,138)	(971,288)

From capital share transactions:

Shares sold	28,817,694	35,548,535
Reinvestment of distributions	1,910,525	720,161
Shares redeemed	(10,700,955)	(5,589,721)

Total increase (decrease) in net assets resulting from capital share transactions	20,027,264	30,678,975

Total increase (decrease) in net assets	20,452,557	31,299,729

Net assets:

Beginning of period	31,299,729	—

End of period	$51,752,286	$31,299,729

Capital share activity:

Shares issued	2,778,731	3,552,733
Shares issued in reinvestment of distributions	184,636	71,049
Shares redeemed	(1,026,695)	(552,512)

Net increase (decrease)	1,936,672	3,071,270

Undistributed (accumulated) net investment income (loss)	$—	$—

See notes to financial statements.

ENTERPRISE Accumulation Trust

12

Enterprise Total Return Portfolio

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

	Year Ended December 31, 2003	For the Period 01/24/02 through 12/31/02
Net asset value, beginning of period	$10.19	$10.00

Income from investment operations:
Net investment income (loss)C	0.24	0.34
Net realized and unrealized gain (loss) on investments	0.31	0.35

Total from investment operations	0.55	0.69

Less dividends and distributions:
Dividends from net investment income	(0.25)	(0.34)
Distributions from capital gains	(0.16)	(0.16)

Total distributions	(0.41)	(0.50)

Net asset value, end of period	$10.33	$10.19

Total return	5.65%	7.09	%B
Net assets end of period (in thousands)	$51,752	$31,300
Ratio of expenses to average net assets	0.65%	0.65	%A
Ratio of expenses to average net assets (excluding reimbursement)	0.82%	0.96	%A
Ratio of net investment income (loss) to average net assets	2.26%	3.46	%A
Portfolio turnover rate	364%	493%

A	Annualized.
B	Not annualized.
C	Based on average shares outstanding.

See notes to financial statements.

ENTERPRISE Accumulation Trust

13

Notes to Financial Statements

December 31, 2003

1. Organization

Enterprise Accumulation Trust (the “Trust”) was organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Trust is authorized to issue an unlimited number of shares of beneficial interest at $0.01 par value for the portfolios contained therein. The Trust is currently offered only to separate accounts of certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Total Return Portfolio in the preparation of its financial statements:

Use of Estimates in Preparation of Financial Statements — Preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decreases of net assets from operations during the reporting period. Actual results could differ from those estimates. In the normal course of business, the Portfolio may enter into contracts that provide general indemnifications. The maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Valuation of Investments — Debt securities (other than certain short-term obligations) are valued each business day by an independent pricing service approved by the Board of Trustees. Short-term debt securities with 61 days or more to maturity at time of purchase are valued at market value through the 61st day prior to maturity, based on quotations received from market makers or other appropriate sources; thereafter, any unrealized appreciation or depreciation existing on the 61st day is amortized to par on a straight-line basis over the remaining number of days to maturity. Short-term securities with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market value. Investment securities, other than debt securities, listed on either a national or foreign securities exchange or traded in the over-the-counter National Market System are valued each business day at the official closing price (typically the last reported sale price) on the exchange on which the security is primarily traded. In certain instances a fair value will be assigned when Enterprise Capital Management, Inc. (“ECM”) believes that a significant event has occurred after the close of an exchange or market, but before the net asset value calculation. If there are no current day sales, the securities are valued at their last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at their last quoted bid price. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Trustees.

Special Valuation Risks — The high-yield securities in which the Portfolio may invest may be considered speculative in regard to the issuer’s continuing ability to meet principal and interest payments. The value of the lower rated securities in which the Portfolio may invest will be affected by the credit worthiness of individual issuers, general economic and specific industry conditions, and will fluctuate inversely with changes in interest rates. In addition, the secondary trading market for lower quality bonds may be less active and less liquid than the trading market for higher quality bonds. Any foreign denominated assets held by the Portfolio may involve risks not typically associated with domestic transactions including but not limited to, unanticipated movements in exchange rates, the degree of government supervision and regulation of security markets and the possibility of political or economic instability.

Repurchase Agreements — The Portfolio may acquire securities subject to repurchase agreements. Under a typical repurchase agreement, the Portfolio would acquire a debt security for a relatively short period (usually for one day and not for more than one week) subject to an obligation of the seller to repurchase and of the Portfolio to resell the debt security at an agreed-upon higher price, thereby establishing a fixed investment return during the Portfolio’s holding period. Under each repurchase agreement, it is the Portfolio’s policy to receive, as collateral, securities whose market value (including interest) is at least equal to the repurchase price. In the event of default on the obligation to repurchase,

ENTERPRISE Accumulation Trust

14

Notes to Financial Statements — (Continued)

December 31, 2003

the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty, realization or retention of the collateral or proceeds may be subject to legal proceedings.

Illiquid Securities — At times, the Portfolio may hold, up to its SEC or prospectus defined limitations, illiquid securities that they it not be able to sell at the price used by the Portfolio. Although it is expected that the fair value currently represents the current realizable value on disposition of such securities, there is no guarantee that the Portfolio will be able to do so. In addition, the Portfolio may incur certain costs related to the disposition of such securities. Any securities that have been deemed to be illiquid are denoted as such in the Portfolio of Investments.

Written Options — If the Portfolio writes an option, an amount equal to any premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options that expire unexercised are treated as realized gains. The difference between the premium and the amount paid on effecting a closing purchase transaction, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security (or financial instrument) in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the Portfolio purchases the security (or financial instrument), the cost of the security is reduced by the premium originally received, and no gain or loss is recognized. The Portfolio as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

When a portfolio writes a swap option, an amount equal to the premium received by the fund is recorded as a liability and is subsequently adjusted to the current market value of the swap option written. If a call swap option is exercised, the portfolio becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put swap option is exercised, the fund becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing swap options that expire or are exercised are treated as realized gains upon the expiration or exercise of such swap options. The risk associated with writing put and call swap options is that the portfolio will be obligated to be party to a swap agreement if a swap option is exercised.

Futures Contracts — A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Generally, upon entering into such a contract, the Portfolio is required to pledge to the broker an amount of cash or securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin,” and are recorded by the Portfolio as unrealized appreciation or depreciation. When the contract is closed the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and value at the time it was closed.

As part of its investment program, the Portfolio may enter into futures contracts (up to its prospectus defined limitations) to hedge against anticipated future price and interest rate changes. The Total Return Portfolio may also enter into futures contracts for other than hedging purposes. Risks of entering into futures contracts include: (1) the risk that the price of the futures contracts may not move in the same direction as the price of the securities in the various markets; (2) the risk that there will be no liquid secondary market when the portfolio attempts to enter into a closing position; (3) the risk that the portfolio will lose amount in excess of the initial margin deposit.

Foreign Currency Translation — Securities, other assets and liabilities of the Portfolio, if any, whose values are expressed in foreign currencies are translated to U.S. dollars at the bid price of such currency against U.S. dollars last quoted by a pricing vendor on the valuation date. Dividend and interest income and certain expenses denominated in foreign currencies are translated to U.S. dollars based on the exchange rates in effect on the date the income is earned and the expense is incurred. Exchange gains and losses are realized upon ultimate receipt or disbursement. The Portfolio does not isolate that portion of their realized and unrealized gains on investments from changes in foreign exchange rates from the fluctuations arising due to changes in the market prices of the investments.

ENTERPRISE Accumulation Trust

15

Notes to Financial Statements — (Continued)

December 31, 2003

Forward Currency Exchange Contracts — As part of its investment program, the Portfolio may utilize forward currency exchange contracts to manage exposure to currency fluctuations and hedge against adverse changes in connection with purchases and sales of securities. All commitments are marked to market daily at the applicable translation rates and any resulting realized gains or losses are recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks arise from the possible inability of counterparties to meet their contracts and from movements in currency values.

Delayed Delivery Transactions — The Portfolio may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the subadviser or the Portfolio will set aside or earmark internally until the settlement date, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss.

Swap Agreements — A swap agreement is a two-party contract under which an agreement is made to exchange returns from predetermined investments or returns to be exchanged or “swapped” between the parties are calculated based on a “notional amount”, which, each business day, is valued to determine each party’s obligation under the contract. Fluctuations in market values are reflected as unrealized gains or losses during the term of the contract.

Risks could arise from entering into swap agreements from the potential inability of counterparties to meet the terms of their contracts, and from the potential inability to enter into a closing transaction. It is possible that developments in the swaps market could affect a fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Inflation Indexed Bonds — The Portfolio may purchase inflation-indexed bonds which are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. Over the life of the bond, interest will be paid based on a principal value adjusted for inflation. Any increase in the principal value is considered interest income, even though the Portfolio will not receive the principal until sold or maturity.

Security Transactions and Investment Income — Security transactions are accounted for on the trade date. Realized gains and losses from security transactions are determined on the basis of identified cost and realized gains and losses from currency transactions are determined on the basis of average cost. Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Corporate actions, including dividends on foreign securities are recorded on the ex-dividend date. Premiums and discounts on securities are amortized daily for both financial and tax purposes, using the effective interest method.

Expenses — The Portfolio bears expenses incurred specifically on its behalf, such as advisory and custodian fees, as well as a portion of the common expenses of the Trust, which are generally allocated based on average net assets.

Federal Income Taxes — No provision for Federal income or excise taxes is required because the Portfolio intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute substantially all of its taxable income to shareholders.

Dividends and Distributions — Dividends and distributions to shareholders from net investment income and net realized capital gains, if any, are declared and paid at least annually. Dividends and distributions are recorded on the ex-dividend date.

ENTERPRISE Accumulation Trust

16

Notes to Financial Statements — (Continued)

December 31, 2003

3. Transactions with Affiliates

An investment advisory fee is payable monthly to ECM, a wholly-owned subsidiary of MONY Life Insurance Company, and is computed as a percentage of the Portfolio’s average daily net assets as of the close of business each day at an annual rate of 0.55%. MONY Life Insurance Company also provides sub-transfer agency, printing and other services to the Portfolio. For the year ended December 31, 2003, the Portfolio paid MONY Life Insurance Company $46,677 for these services. ECM has contractually agreed to limit the Portfolio’s expense ratio to 0.65% through April 30, 2004.

4. Investment Transactions

Outstanding forward foreign currency contracts at December 31, 2003 were as follows:

Settlement Date	Receive		Deliver		Net Unrealized (Depreciation)
01/07/04	USD	161,480	EURO	134,000	$(6,933)
01/15/04	USD	152,824	JPY	16,470,000	(577)

					$(7,510)

For the year ended December 31, 2003, purchases and sales proceeds of investment securities, other than short-term securities, were as follows:

U.S. Government / Agency Obligations		Other Investment Securities
Purchases	Sales	Purchases	Sales
$107,230,181	$99,254,834	$35,590,396	$33,257,378

Transactions in options written for the year ended December 31, 2003, were as follows:

	Number of Contracts/ Notional Amounts	Premiums Received
Outstanding put and call options written at December 31, 2002	7,100,043	$95,495
Call options written	2,000,045	21,922
Call swap options written	1,600,000	24,576
Call options expired	(2,000,045)	(21,922)
Call swap option expired	(1,500,000)	(12,750)
Call swap options closed	(3,000,000)	(27,880)
Put options written	45	13,347
Put options expired	(88)	(37,247)
Put swap options expired	(1,400,000)	(12,950)

Outstanding put and call options written at December 31, 2003	2,800,000	$42,591

5. Borrowings

The Trust and another mutual fund advised by ECM are parties to a $40 million redemption line of credit with State Street Bank and Trust Co. whereby each Portfolio may borrow up to its prospectus defined limitation. The Trust pays an allocated portion of an annual commitment fee equal to 0.10% of the committed amount. There were no loans outstanding at any time during the year ended December 31, 2003.

ENTERPRISE Accumulation Trust

17

Notes to Financial Statements — (Continued)

December 31, 2003

6. Federal Income Tax Information

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. At times, these differences are primarily due to differing treatments for futures and options transactions, foreign currency transactions and paydowns.

Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid in capital. These reclassifications have no effect on net assets or net asset value per share. Any taxable gain remaining at fiscal year end is distributed in the following year.

At December 31, 2003, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value were as follows:

Tax Cost	Tax Unrealized Gain	Tax Unrealized Loss	Net Unrealized Gain
$52,579,744	$750,835	$79,572	$671,263

The tax character of distributions paid was as follows:

	Ordinary Income	Long-Term Gain	Total Distributions
2003	$1,860,609	$ 99,529	$1,960,138
2002	855,099	116,189	971,288

The tax character of distributable earnings/accumulated losses at December 31, 2003 was as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Capital Loss Carryforward
$224,669	$67,905	—

7. Subsequent Event

On January 13, 2004, the Board of Trustees approved a resolution to merge the Portfolio into the EQ Advisors Trust, a registered investment company managed by The Equitable Life Assurance Society of the United States, a subsidiary of AXA Financial, Inc. The merger must be approved by the shareholders of the Portfolio. The merger is conditioned upon the completion of the proposed acquisition of The MONY Group Inc. (the parent of Enterprise Capital Management, Inc.) by AXA Financial, Inc., which must be approved by a vote of The MONY Group Inc. shareholders.

ENTERPRISE Accumulation Trust

18

Report of Independent Auditors

To the Board of Trustees of

Enterprise Accumulation Trust and Shareholders of

Total Return Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Total Return Portfolio (one of the portfolios constituting Enterprise Accumulation Trust, hereafter referred to as the “Portfolio”) at December 31, 2003, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period January 24, 2002 (commencement of operations) through December 31, 2002, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

February 12, 2004

ENTERPRISE Accumulation Trust

19

TRUSTEES AND OFFICERS

NAME, ADDRESS, AND (YEAR OF BIRTH)	POSITIONS HELD	YEAR ELECTED	PRINCIPAL OCCUPATIONS PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN COMPLEX	OTHER DIRECTORSHIPS

NON-INTERESTED PARTIES:

Arthur T. Dietz Atlanta, GA (1923)	Trustee and Audit Committee Member	1994	President, ATD Advisory Corp.	16	EGF - 22 Funds

Arthur Howell, Esquire Atlanta, GA (1918)	Trustee and Audit Committee Chairman	1994	Of Counsel, Alston & Bird LLP (law firm)	16	EGF - 22 Funds

William A. Mitchell, Jr. Atlanta, GA (1940)	Trustee	1994	Chairman, Carter & Associates (real estate development)	16	EGF - 22 Funds

Lonnie H. Pope Macon, GA (1934)	Trustee and Audit Committee Member	1994	CEO, Longleaf Industries, Inc. (chemical manufacturing)	16	EGF - 22 Funds

INTERESTED PARTIES:

Victor Ugolyn Atlanta, GA (1947)	Chairman, President & Chief Executive Officer, Trustee	1994	Chairman, President & CEO, ECM, EAT, EGF, and EFD	16	EGF - 22 Funds, EGF plc - 7 Portfolios

Michael I. Roth New York, NY (1945)	Trustee	1994	Chairman and CEO, The MONY Group Inc.	16	EGF - 22 Funds, EGF plc - 7 Portfolios The MONY Group Inc., Pitney Bowes, Inc., Interpublic Group of Companies, Inc.

Samuel J. Foti New York, NY (1952)	Trustee	1994	President and COO, The MONY Group Inc.	16	The MONY Group Inc. EGF - 22 Funds, EGF plc - 7 Portfolios

Phillip G. Goff Atlanta, GA (1963)	Vice President and Chief Financial Officer	1995	Senior Vice President and CFO, EFD; Vice President and CFO, EGF, EAT and ECM; Controller, MSF	—	—

Herbert M. Williamson Atlanta, GA (1951)	Treasurer and Assistant Secretary	1994	Vice President, ECM; Assistant Secretary and Treasurer, EGF, ECM, EAT and EFD	—	—

Catherine R. McClellan Atlanta, GA (1955)	Secretary	1994	Secretary, EAT, EGF and MSF; Senior Vice President, Secretary and Chief Counsel, ECM and EFD	—	—

Footnotes:

EGF - The Enterprise Group of Funds, Inc.	EFD - Enterprise Fund Distributors, Inc.
EAT - Enterprise Accumulation Trust	EGF plc - Enterprise Global Funds plc
ECM - Enterprise Capital Management, Inc.	MSF - MONY Series Fund, Inc.

The Enterprise Accumulation Trust Statement of Additional Information (SAI) includes additional information about the Trustees and is available, without charge, upon request by calling 1-800-432-4320.

ENTERPRISE Accumulation Trust

20

Enterprise Accumulation Trust

Total Return Portfolio

Investment Adviser

Enterprise Capital Management, Inc.

Atlanta Financial Center

3343 Peachtree Road, Suite 450

Atlanta, Georgia 30326

Custodian and Transfer Agent

State Street Bank and Trust Company

P. O. Box 1713

Boston, Massachusetts 02105

Independent Auditors

PricewaterhouseCoopers LLP

250 West Pratt Street Suite 2100

Baltimore, Maryland 21201

This report is authorized for distribution only to contractholders and to others who have received a copy of this Trust’s prospectus.

ENTERPRISE Accumulation Trust

21

Table of Contents

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board has determined that Mr. Arthur T. Dietz, a member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes this Item.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate audit fees billed to the registrant for 2003 and 2002 by the principal accountant were $279,200 and $289,000, respectively.

(b) Audit-Related Fees. The aggregate audit related fees billed to the registrant for 2003 and 2002 by the principal accountant were $10,100 and $10,000, respectively. These services were primarily for work related to reviewing various SEC filings and agreed upon procedures relating to the semi-annual report.

(c) Tax Fees. The aggregate tax fees billed to the registrant for 2003 and 2002 by the principal accountant were $132,980 and $102,390, respectively. These services related primarily to finalizing year-end tax calculations, reviewing tax compliance and preparation of state and federal tax returns.

(d) All Other Fees. There were no fees, other than those noted under the “Audit Fees”, “Audit Related Fees” and “Tax Fees” disclosures, billed to the registrant for the last two fiscal years by the principal accountant

(e) (1) Pre-Approval Policy. The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). Any proposed services not subject to general pre-approval (e.g., unanticipated but permissible services)will require specific pre-approval by the Committee. The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

(e) (2) 100% of the services that were described in paragraphs (b) thru (d) of this item were approved by the audit committee

(f) Not applicable

(g) The aggregate non-audit fees billed by the registrant’s principal accountant for 2003 and 2002 to the registrant’s investment adviser and other qualifying affiliated entities were $848,403 and $2,964,529, respectively.

(h) The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and other qualifying affiliated entities that were not pre-approved pursuant to paragraph (c)(7)(ii) or Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Items 5-6.	[Reserved]

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	[Reserved]

Item 9.	Controls and Procedures.

(a) The registrant’s president/chief executive officer and vp/chief financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s president/chief executive officer and vp/chief financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 10.	Exhibits.

(a) (1)	Code of Ethics attached hereto.

(a) (2)	Separate certifications by the registrant’s president/chief executive officer and vp/chief financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)	A certification by the registrant’s president/chief executive officer and vp/chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Enterprise Accumulation Trust

By:	/s/ Victor Ugolyn
Name:	Victor Ugolyn
Title:	President/ Chief Executive Officer
Date:	February 25, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Victor Ugolyn
Name:	Victor Ugolyn
Title:	President/ Chief Executive Officer
Date:	February 25, 2004

By:	/s/ Phillip G. Goff
Name:	Phillip G. Goff
Title:	VP/ Chief Financial Officer
Date:	February 25, 2004